UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06243
                                                     ---------

                            FRANKLIN STRATEGIC SERIES
                          ----------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                 -----------------------------------------------
               (Address of principal executive offices) (Zip code)

         CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area Code: (650) 312-2000
                                                    --------------

Date of fiscal year end: 4/30
                         ----

Date of reporting period: 4/30/09
                          ---------

ITEM 1. REPORTS TO STOCKHOLDERS.



                                   (GRAPHIC)

APRIL 30, 2009

ANNUAL REPORT
AND SHAREHOLDER LETTER

Franklin Flex Cap Growth Fund
Franklin Focused Core Equity Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

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                           FRANKLIN STRATEGIC SERIES

                   (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the annual report

                                    Contents

SHAREHOLDER LETTER .......................................................     1
ANNUAL REPORT
Economic and Market Overview .............................................     3
Franklin Flex Cap Growth Fund ............................................     5
Franklin Focused Core Equity Fund ........................................    15
Franklin Growth Opportunities Fund .......................................    25
Franklin Small Cap Growth Fund ...........................................    35
Franklin Small-Mid Cap Growth Fund .......................................    45
Financial Highlights and Statements of Investments .......................    55
Financial Statements .....................................................    94
Notes to Financial Statements ............................................   103
Report of Independent Registered Public Accounting Firm ..................   122
Tax Designation ..........................................................   123
Board Members and Officers ...............................................   124
Shareholder Information ..................................................   129

Shareholder Letter

Dear Shareholder:

The 12-month period ended April 30, 2009, was an extraordinary and stressful time for investors and those of us who have worked in financial markets for many years. During this turbulent period, the U.S. recession deepened, the unemployment rate surged and consumer spending fell. Most stocks suffered major losses as investors worried about an uncertain future. With a new president, Barack Obama, the country and the financial markets were eager to see how effectively the government could address these problems. Although this environment is bound to provoke great concern, we think it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through other periods of high market volatility, such as the U.S. stock market's severe decline of 1987 and the bursting of the technology bubble in 2000. We remain committed to our long-term perspective and disciplined investment philosophy. Therefore, we view recent declines as potential opportunities to find bargains that we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us ample reason to be optimistic about future market stabilization and recovery.

Franklin Strategic Series' annual report goes into greater detail about prevailing conditions during the period under review. In addition, you will find performance data, financial information and a discussion about investment management decisions. Please remember that all securities markets fluctuate, as do mutual fund share prices.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                       Not part of the annual report | 1

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us. As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market conditions.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.
President and Chief Executive Officer
- Investment Management
Franklin Strategic Series

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                       2 | Not part of the annual report

Annual Report

Economic and Market Overview

During the 12-month period ended April 30, 2009, the U.S. economy and stock markets suffered significant declines, but tentative signs of stabilization emerged near period-end. The government's abrupt conservatorship of Fannie Mae and Freddie Mac in early September 2008 and the failure of several blue chip banks and financial institutions roiled equity markets for most of the reporting period. Despite government interventions and massive emergency funding, the nation's economic troubles were exacerbated as manufacturing activity weakened at its fastest pace in nearly 30 years. Although home sales declined for most of the period, they edged higher near period-end. Jobless claims mounted and the unemployment rate rose to 8.9% in April 2009.1 Reflecting a broad-based contraction in consumer spending, falling corporate profits and slowing exports, economic growth, as measured by gross domestic product (GDP), fell in the third and fourth quarters of 2008 at annualized rates of 0.5% and 6.3% after increasing at a 2.8% annualized rate in the second quarter. In 2009's first quarter, GDP declined at an estimated 5.7% annualized rate.

Oil prices stood at $113 per barrel at the beginning of the period, but retreated dramatically to $51 by period-end. Many other commodities such as agricultural products and base metals followed similar trends. Partially as a result of the steep price corrections, inflation declined significantly during the period, and April's inflation rate was an annualized -0.7%.(1) Core inflation, which excludes food and energy costs, rose at a 1.9% annual rate, which was within the Federal Reserve Board's (Fed's) informal target range of 1.5%-2.0%.(1)

A slowing economy and decelerating inflation prompted policymakers to further lower interest rates and enact stimulus plans. During the 12 months under review, the Fed lowered the federal funds target rate to a range of 0% to 0.25% from 2.00% at the start of the period. The government introduced various new measures to enhance market liquidity and outlined details of its Public-Private Investment Program, with an objective of removing devalued real estate-related assets from banks' balance sheets.

(1.) Source: Bureau of Labor Statistics.


                                Annual Report | 3

Market volatility was high during the reporting period, but near period-end, stock markets began to rebound from severely depressed levels. Overall, however, they declined significantly during the period. For the 12 months under review, the blue chip stocks of the Dow Jones Industrial Average had a total return of -34.19%, the broader Standard & Poor's 500 Index (S&P 500) a -35.31% total return, and the technology-heavy NASDAQ Composite Index a -28.13% total return.(2) All sectors lost value, and the financials, industrials and energy sectors had the largest declines.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


                                4 | Annual Report

Franklin Flex Cap Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Flex Cap Growth Fund seeks capital appreciation. The Fund invests predominantly in equity securities of companies that the manager believes have the potential for capital appreciation. The Fund has flexibility to invest in companies located, headquartered or operating inside and outside the U.S., across the entire market capitalization spectrum from small, emerging growth companies to well-established, large cap companies.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin Flex Cap Growth Fund covers the fiscal year ended April 30, 2009.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Flex Cap Growth Fund - Class A had a -29.08% cumulative total return. The Fund performed better than its narrow benchmark, the Russell 3000(R) Growth Index, which had a -31.46% total return, and its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which had a -35.31% total return for the same period.(1) The Fund also performed better than the -34.35% total return of its peers in the Lipper Multi-Cap Growth Funds Classification Average.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2.) Source: Lipper Inc. The Lipper Multi-Cap Growth Funds Classification
     Average is calculated by averaging the total returns of all funds within the Lipper Multi-Cap Growth Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper Multi-Cap Growth Funds are defined as funds that normally invest in companies, of any size, with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. For the 12-month period ended 4/30/09, there were 457 funds in this category. Lipper calculations do not include sales charges or subsidization by a Fund's manager. The Fund's performance relative to the average may have differed if these or other factors had been considered. The average includes reinvestment of any income or distributions. One cannot invest directly in the average, nor is the average representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 60.


                                Annual Report | 5

PORTFOLIO BREAKDOWN

Franklin Flex Cap Growth Fund
Based on Total Net Assets as of 4/30/09

                                  (BAR CHART)

Software & Services*                             19.9%
Technology Hardware & Equipment*                 14.9%
Pharmaceuticals, Biotechnology & Life Sciences    9.2%
Energy                                            8.8%
Health Care Equipment & Services                  7.7%
Capital Goods                                     5.8%
Materials                                         4.4%
Transportation                                    3.0%
Semiconductors & Semiconductor Equipment*         3.0%
Household & Personal Products                     3.0%
Telecommunication Services                        2.9%
Food, Beverage & Tobacco                          2.7%
Diversified Financials                            2.0%
Other                                            10.0%
Short-Term Investments & Other Net Assets         2.7%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

INVESTMENT STRATEGY

We are research-driven, fundamental investors pursuing a growth strategy. As bottom-up investors we focus primarily on finding individual securities that meet our criteria for growth potential, quality and valuation. We search for high-quality companies that have identifiable drivers of future earnings growth. We rely on our team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies. Our analysts identify each company's market opportunity, competitive position, management and financial strength, business and financial risks, and valuation. We choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

MANAGER'S DISCUSSION

During the 12 months under review, among the holdings that detracted most from Fund performance relative to the Russell 3000 Growth Index were Microsemi (sold by period-end), a semiconductor company; Covance, a drug research, development and testing laboratory; and Smith International, a U.S.-based provider of drilling equipment and services to the oil and gas industries.

From a sector perspective, our stock selection in the information technology sector was a major detractor from the Fund's relative performance, particularly holdings such as specialized imaging systems manufacturer FLIR Systems and graphics card manufacturer NVIDIA (sold by period-end).(3) Within the consumer discretionary sector, stock selection and underweighting in the hotels, restaurants and leisure industry hurt relative returns.(4) Stock selection in the telecommunication services sector also hampered relative results as shares in wireless telecommunication industry component NII Holdings declined in value.

During a fiscal year marred by financial crises and a broad-based sell-off for stocks globally, the Fund's small cash position helped performance relative to the index. Top contributors to relative results by individual security included pharmaceutical manufacturer Schering-Plough and biotechnology companies Genentech (not held at period-end) and Gilead Sciences.

(3.) The information technology sector comprises semiconductors and semiconductor equipment and software and services in the SOI.

(4.) The consumer discretionary sector comprises automobiles and components, consumer services, media, and retailing in the SOI.


                                6 | Annual Report

From a sector perspective, industrials was a major positive contributor to performance relative to the benchmark index, due to our underweighted allocation and stock selection.(5) Most notably, our holding in air freight and logistics company C.H. Robinson Worldwide aided the Fund's relative results, as did an underweighted position and stock selection in the machinery industry. Additionally, an underweighting and stock selection in the materials sector also contributed to relative returns. Within materials, our overweighted allocation and stock selection in the chemicals industry boosted relative performance. In the energy sector, an underweighted allocation helped relative results.

Thank you for your continued participation in Franklin Flex Cap Growth Fund. We look forward to serving your future investment needs.

(PHOTO OF CONRAD B. HERRMANN)


/s/ Conrad B. Herrmann

Conrad B. Herrmann, CFA
Portfolio Manager
Franklin Flex Cap Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(5.) The industrials sector comprises capital goods, commercial and professional services, and transportation in the SOI.

TOP 10 HOLDINGS

Franklin Flex Cap Growth Fund
4/30/09

                                                    % OF TOTAL
COMPANY SECTOR/INDUSTRY                             NET ASSETS
-----------------------                             ----------
QUALCOMM Inc.
   TECHNOLOGY HARDWARE & EQUIPMENT                     3.2%
Apple Inc.
   TECHNOLOGY HARDWARE & EQUIPMENT                     2.8%
Cisco Systems Inc.
   TECHNOLOGY HARDWARE & EQUIPMENT                     2.8%
Google Inc., A
   SOFTWARE & SERVICES                                 2.6%
Praxair Inc.
   MATERIALS                                           2.5%
MasterCard Inc., A
   SOFTWARE & SERVICES                                 2.3%
American Tower Corp., A
   TELECOMMUNICATION SERVICES                          2.3%
Gilead Sciences Inc.
   PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES      2.3%
Oracle Corp.
   SOFTWARE & SERVICES                                 2.2%
FLIR Systems Inc.
   TECHNOLOGY HARDWARE & EQUIPMENT                     2.1%


                                Annual Report | 7

Performance Summary as of 4/30/09

FRANKLIN FLEX CAP GROWTH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS A (SYMBOL: FKCGX)          CHANGE   4/30/09   4/30/08
-----------------------         -------   -------   -------
Net Asset Value (NAV)           -$13.31    $32.46    $45.77

CLASS B (SYMBOL: FKCBX)          CHANGE   4/30/09   4/30/08
-----------------------         -------   -------   -------
Net Asset Value (NAV)           -$12.62    $30.04    $42.66

CLASS C (SYMBOL: FCIIX)          CHANGE   4/30/09   4/30/08
-----------------------         -------   -------   -------
Net Asset Value (NAV)           -$12.66    $30.10    $42.76

CLASS R (SYMBOL: FRCGX)          CHANGE   4/30/09   4/30/08
-----------------------         -------   -------   -------
Net Asset Value (NAV)           -$13.19    $31.91    $45.10

ADVISOR CLASS (SYMBOL: FKCAX)    CHANGE   4/30/09   4/30/08
-----------------------------   -------   -------   -------
Net Asset Value (NAV)           -$13.33    $32.82    $46.15


                               8 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                         1-YEAR   5-YEAR   10-YEAR
-------                                         ------   ------   -------
Cumulative Total Return(1)                      -29.08%   -2.20%   +36.39%
Average Annual Total Return(2)                  -33.15%   -1.62%    +2.54%
Value of $10,000 Investment(3)                   $6,685   $9,218   $12,856
Avg. Ann. Total Return (3/31/09)(4)             -35.00%   -3.99%    +1.73%
   Total Annual Operating Expenses(5)    0.96%

CLASS B                                         1-YEAR   5-YEAR   10-YEAR
-------                                         ------   ------   -------
Cumulative Total Return(1)                      -29.58%   -5.76%   +28.41%
Average Annual Total Return(2)                  -32.40%   -1.57%    +2.53%
Value of $10,000 Investment(3)                   $6,760   $9,238   $12,841
Avg. Ann. Total Return (3/31/09)(4)             -34.31%   -3.96%    +1.72%
   Total Annual Operating Expenses(5)    1.71%

CLASS C                                         1-YEAR   5-YEAR   10-YEAR
-------                                         ------   ------   -------
Cumulative Total Return(1)                      -29.61%   -5.78%   +26.51%
Average Annual Total Return(2)                  -30.31%   -1.18%    +2.38%
Value of $10,000 Investment(3)                   $6,969   $9,422   $12,651
Avg. Ann. Total Return (3/31/09)(4)             -32.26%   -3.58%    +1.57%
   Total Annual Operating Expenses(5)    1.71%

                                                                  INCEPTION
CLASS R                                         1-YEAR   5-YEAR    (1/1/02)
-------                                         ------   ------   ---------
Cumulative Total Return(1)                      -29.25%   -3.38%    +1.87%
Average Annual Total Return(2)                  -29.25%   -0.68%    +0.25%
Value of $10,000 Investment(3)                   $7,075   $9,662   $10,187
Avg. Ann. Total Return (3/31/09)(4)             -31.23%   -3.09%    -1.14%
   Total Annual Operating Expenses(5)    1.21%

ADVISOR CLASS(6)                                1-YEAR   5-YEAR   10-YEAR
----------------                                ------   ------   -------
Cumulative Total Return(1)                      -28.88%   -1.04%   +38.00%
Average Annual Total Return(2)                  -28.88%   -0.21%    +3.27%
Value of $10,000 Investment(3)                   $7,112   $9,896   $13,800
Avg. Ann. Total Return (3/31/09)(4)             -30.86%   -2.62%    +2.45%
   Total Annual Operating Expenses(5)    0.71%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   4/30/09
-------   -------
1-Year    -33.15%
5-Year     -1.62%
10-Year    +2.54%

                            CLASS A (5/1/99-4/30/09)

                              (PERFORMANCE GRAPH)

                  FRANKLIN FLEX
                    CAP GROWTH                     RUSSELL 3000
    DATE         FUND - CLASS  A   S&P 500 Index   Growth Index
-------------    ---------------   -------------   --------------
     5/1/1999        $ 9,427          $10,000          $10,000
    5/31/1999        $ 9,397          $ 9,764          $ 9,717
    6/30/1999        $10,349          $10,306          $10,384
    7/30/1999        $10,448          $ 9,984          $10,055
    8/31/1999        $10,866          $ 9,935          $10,180
    9/30/1999        $11,082          $ 9,662          $ 9,994
   10/29/1999        $12,452          $10,274          $10,714
   11/30/1999        $14,240          $10,482          $11,328
   12/31/1999        $17,329          $11,100          $12,562
    1/31/2000        $17,343          $10,542          $12,007
    2/29/2000        $21,838          $10,343          $12,757
    3/31/2000        $20,633          $11,354          $13,479
    4/28/2000        $18,373          $11,013          $12,785
    5/31/2000        $17,167          $10,787          $12,109
    6/30/2000        $19,732          $11,053          $13,070
    7/31/2000        $19,208          $10,880          $12,485
    8/31/2000        $22,018          $11,556          $13,627
    9/29/2000        $21,333          $10,946          $12,379
   10/31/2000        $19,475          $10,899          $11,764
   11/30/2000        $15,321          $10,040          $10,003
   12/29/2000        $16,108          $10,089          $ 9,746
    1/31/2001        $16,393          $10,447          $10,428
    2/28/2001        $13,359          $ 9,495          $ 8,681
    3/30/2001        $11,923          $ 8,893          $ 7,748
    4/30/2001        $13,258          $ 9,584          $ 8,726
    5/31/2001        $13,262          $ 9,648          $ 8,622
    6/29/2001        $13,180          $ 9,414          $ 8,455
    7/31/2001        $12,686          $ 9,321          $ 8,208
    8/31/2001        $12,043          $ 8,737          $ 7,547
    9/28/2001        $10,377          $ 8,032          $ 6,763
   10/31/2001        $11,093          $ 8,185          $ 7,136
   11/30/2001        $12,133          $ 8,813          $ 7,816
   12/31/2001        $12,367          $ 8,890          $ 7,833
    1/31/2002        $12,102          $ 8,760          $ 7,685
    2/28/2002        $11,638          $ 8,591          $ 7,355
    3/29/2002        $12,534          $ 8,915          $ 7,634
    4/30/2002        $11,954          $ 8,374          $ 7,043
    5/31/2002        $11,689          $ 8,312          $ 6,855
    6/28/2002        $10,747          $ 7,720          $ 6,224
    7/31/2002        $ 9,633          $ 7,118          $ 5,840
    8/30/2002        $ 9,583          $ 7,165          $ 5,856
    9/30/2002        $ 8,862          $ 6,386          $ 5,260
   10/31/2002        $ 9,345          $ 6,949          $ 5,729
   11/29/2002        $ 9,921          $ 7,358          $ 6,056
   12/31/2002        $ 9,283          $ 6,925          $ 5,637
    1/31/2003        $ 9,298          $ 6,744          $ 5,499
    2/28/2003        $ 9,252          $ 6,643          $ 5,466
    3/31/2003        $ 9,333          $ 6,707          $ 5,567
    4/30/2003        $ 9,952          $ 7,260          $ 5,986
    5/30/2003        $10,700          $ 7,642          $ 6,309
    6/30/2003        $10,766          $ 7,740          $ 6,398
    7/31/2003        $11,206          $ 7,876          $ 6,579
    8/29/2003        $11,751          $ 8,030          $ 6,757
    9/30/2003        $11,405          $ 7,944          $ 6,677
   10/31/2003        $12,398          $ 8,394          $ 7,067
   11/28/2003        $12,791          $ 8,468          $ 7,153
   12/31/2003        $13,040          $ 8,912          $ 7,383
    1/30/2004        $13,247          $ 9,075          $ 7,552
    2/27/2004        $13,359          $ 9,202          $ 7,595
    3/31/2004        $13,418          $ 9,063          $ 7,468
    4/30/2004        $13,145          $ 8,920          $ 7,359
    5/31/2004        $13,539          $ 9,043          $ 7,496
    6/30/2004        $13,776          $ 9,219          $ 7,602
    7/30/2004        $12,943          $ 8,914          $ 7,151
    8/31/2004        $12,873          $ 8,950          $ 7,106
    9/30/2004        $13,313          $ 9,047          $ 7,199
   10/29/2004        $13,620          $ 9,185          $ 7,317
   11/30/2004        $14,197          $ 9,556          $ 7,599
   12/31/2004        $14,730          $ 9,882          $ 7,895
    1/31/2005        $14,193          $ 9,641          $ 7,623
    2/28/2005        $14,450          $ 9,844          $ 7,707
    3/31/2005        $14,115          $ 9,669          $ 7,553
    4/29/2005        $13,729          $ 9,486          $ 7,381
    5/31/2005        $14,407          $ 9,788          $ 7,751
    6/30/2005        $14,306          $ 9,802          $ 7,746
    7/29/2005        $14,948          $10,166          $ 8,139
    8/31/2005        $14,839          $10,073          $ 8,033
    9/30/2005        $14,999          $10,155          $ 8,072
   10/31/2005        $14,765          $ 9,986          $ 7,975
   11/30/2005        $15,622          $10,363          $ 8,328
   12/30/2005        $15,645          $10,367          $ 8,303
    1/31/2006        $16,424          $10,642          $ 8,506
    2/28/2006        $16,443          $10,670          $ 8,489
    3/31/2006        $16,607          $10,803          $ 8,641
    4/28/2006        $16,529          $10,948          $ 8,628
    5/31/2006        $15,559          $10,633          $ 8,305
    6/30/2006        $15,746          $10,648          $ 8,276
    7/31/2006        $15,415          $10,713          $ 8,095
    8/31/2006        $15,684          $10,968          $ 8,346
    9/29/2006        $15,992          $11,251          $ 8,561
   10/31/2006        $16,377          $11,617          $ 8,883
   11/30/2006        $16,763          $11,838          $ 9,062
   12/29/2006        $16,546          $12,004          $ 9,088
    1/31/2007        $17,069          $12,186          $ 9,316
    2/28/2007        $16,761          $11,948          $ 9,153
    3/30/2007        $16,909          $12,081          $ 9,206
    4/30/2007        $17,603          $12,616          $ 9,623
    5/31/2007        $18,157          $13,057          $ 9,977
    6/29/2007        $18,069          $12,840          $ 9,836
    7/31/2007        $17,948          $12,442          $ 9,652
    8/31/2007        $18,529          $12,628          $ 9,813
    9/28/2007        $19,703          $13,100          $10,214
   10/31/2007        $20,261          $13,309          $10,571
   11/30/2007        $19,333          $12,752          $10,153
   12/31/2007        $19,198          $12,664          $10,124
    1/31/2008        $17,308          $11,904          $ 9,323
    2/29/2008        $16,781          $11,518          $ 9,127
    3/31/2008        $16,841          $11,468          $ 9,072
    4/30/2008        $18,128          $12,026          $ 9,547
    5/30/2008        $18,904          $12,182          $ 9,912
    6/30/2008        $17,554          $11,155          $ 9,209
    7/31/2008        $17,467          $11,061          $ 9,062
    8/29/2008        $17,732          $11,221          $ 9,169
    9/30/2008        $15,744          $10,221          $ 8,110
   10/31/2008        $13,177          $ 8,505          $ 6,656
   11/28/2008        $12,211          $ 7,895          $ 6,106
   12/31/2008        $12,235          $ 7,979          $ 6,232
    1/30/2009        $11,573          $ 7,306          $ 5,919
    2/27/2009        $10,702          $ 6,528          $ 5,462
    3/31/2009        $11,613          $ 7,100          $ 5,949
    4/30/2009        $12,856          $ 7,779          $ 6,544

Total Returns          28.56%          -22.21%          -34.56%


AVERAGE ANNUAL TOTAL RETURN

CLASS B   4/30/09
-------   -------
1-Year    -32.40%
5-Year     -1.57%
10-Year    +2.53%

                            CLASS B (5/1/99-4/30/09)

                              (PERFORMANCE GRAPH)

                 FRANKLIN FLEX
                 CAP GROWTH FUND                   RUSSELL 3000
    DATE           - CLASS B       S&P 500 INDEX   GROWTH INDEX
-------------    ---------------   -------------   ------------
     5/1/1999       $10,000           $10,000         $10,000
    5/31/1999       $ 9,965           $ 9,764         $ 9,717
    6/30/1999       $10,965           $10,306         $10,384
    7/31/1999       $11,058           $ 9,984         $10,055
    8/31/1999       $11,498           $ 9,935         $10,180
    9/30/1999       $11,716           $ 9,662         $ 9,994
   10/31/1999       $13,158           $10,274         $10,714
   11/30/1999       $15,035           $10,482         $11,328
   12/31/1999       $18,284           $11,100         $12,562
    1/31/2000       $18,284           $10,542         $12,007
    2/29/2000       $23,008           $10,343         $12,757
    3/31/2000       $21,723           $11,354         $13,479
    4/30/2000       $19,335           $11,013         $12,785
    5/31/2000       $18,054           $10,787         $12,109
    6/30/2000       $20,737           $11,053         $13,070
    7/31/2000       $20,177           $10,880         $12,485
    8/31/2000       $23,113           $11,556         $13,627
    9/30/2000       $22,377           $10,946         $12,379
   10/31/2000       $20,414           $10,899         $11,764
   11/30/2000       $16,048           $10,040         $10,003
   12/31/2000       $16,865           $10,089         $ 9,746
    1/31/2001       $17,151           $10,447         $10,428
    2/28/2001       $13,973           $ 9,495         $ 8,681
    3/31/2001       $12,460           $ 8,893         $ 7,748
    4/30/2001       $13,853           $ 9,584         $ 8,726
    5/31/2001       $13,844           $ 9,648         $ 8,622
    6/30/2001       $13,749           $ 9,414         $ 8,455
    7/31/2001       $13,227           $ 9,321         $ 8,208
    8/31/2001       $12,551           $ 8,737         $ 7,547
    9/30/2001       $10,803           $ 8,032         $ 6,763
   10/31/2001       $11,540           $ 8,185         $ 7,136
   11/30/2001       $12,618           $ 8,813         $ 7,816
   12/31/2001       $12,854           $ 8,890         $ 7,833
    1/31/2002       $12,572           $ 8,760         $ 7,685
    2/28/2002       $12,083           $ 8,591         $ 7,355
    3/31/2002       $13,003           $ 8,915         $ 7,634
    4/30/2002       $12,394           $ 8,374         $ 7,043
    5/31/2002       $12,112           $ 8,312         $ 6,855
    6/30/2002       $11,130           $ 7,720         $ 6,224
    7/31/2002       $ 9,970           $ 7,118         $ 5,840
    8/31/2002       $ 9,912           $ 7,165         $ 5,856
    9/30/2002       $ 9,162           $ 6,386         $ 5,260
   10/31/2002       $ 9,651           $ 6,949         $ 5,729
   11/30/2002       $10,243           $ 7,358         $ 6,056
   12/31/2002       $ 9,576           $ 6,925         $ 5,637
    1/31/2003       $ 9,585           $ 6,744         $ 5,499
    2/28/2003       $ 9,531           $ 6,643         $ 5,466
    3/31/2003       $ 9,609           $ 6,707         $ 5,567
    4/30/2003       $10,243           $ 7,260         $ 5,986
    5/31/2003       $11,002           $ 7,642         $ 6,309
    6/30/2003       $11,068           $ 7,740         $ 6,398
    7/31/2003       $11,511           $ 7,876         $ 6,579
    8/31/2003       $12,063           $ 8,030         $ 6,757
    9/30/2003       $11,698           $ 7,944         $ 6,677
   10/31/2003       $12,709           $ 8,394         $ 7,067
   11/30/2003       $13,103           $ 8,468         $ 7,153
   12/31/2003       $13,351           $ 8,912         $ 7,383
    1/31/2004       $13,558           $ 9,075         $ 7,552
    2/29/2004       $13,662           $ 9,202         $ 7,595
    3/31/2004       $13,716           $ 9,063         $ 7,468
    4/30/2004       $13,426           $ 8,920         $ 7,359
    5/31/2004       $13,819           $ 9,043         $ 7,496
    6/30/2004       $14,056           $ 9,219         $ 7,602
    7/31/2004       $13,194           $ 8,914         $ 7,151
    8/31/2004       $13,115           $ 8,950         $ 7,106
    9/30/2004       $13,558           $ 9,047         $ 7,199
   10/31/2004       $13,861           $ 9,185         $ 7,317
   11/30/2004       $14,437           $ 9,556         $ 7,599
   12/31/2004       $14,971           $ 9,882         $ 7,895
    1/31/2005       $14,416           $ 9,641         $ 7,623
    2/28/2005       $14,669           $ 9,844         $ 7,707
    3/31/2005       $14,321           $ 9,669         $ 7,553
    4/30/2005       $13,919           $ 9,486         $ 7,381
    5/31/2005       $14,594           $ 9,788         $ 7,751
    6/30/2005       $14,487           $ 9,802         $ 7,746
    7/31/2005       $15,125           $10,166         $ 8,139
    8/31/2005       $15,009           $10,073         $ 8,033
    9/30/2005       $15,162           $10,155         $ 8,072
   10/31/2005       $14,913           $ 9,986         $ 7,975
   11/30/2005       $15,771           $10,363         $ 8,328
   12/31/2005       $15,779           $10,367         $ 8,303
    1/31/2006       $16,554           $10,642         $ 8,506
    2/28/2006       $16,567           $10,670         $ 8,489
    3/31/2006       $16,720           $10,803         $ 8,641
    4/30/2006       $16,633           $10,948         $ 8,628
    5/31/2006       $15,647           $10,633         $ 8,305
    6/30/2006       $15,825           $10,648         $ 8,276
    7/31/2006       $15,481           $10,713         $ 8,095
    8/31/2006       $15,742           $10,968         $ 8,346
    9/30/2006       $16,041           $11,251         $ 8,561
   10/31/2006       $16,418           $11,617         $ 8,883
   11/30/2006       $16,791           $11,838         $ 9,062
   12/31/2006       $16,567           $12,004         $ 9,088
    1/31/2007       $17,081           $12,186         $ 9,316
    2/28/2007       $16,762           $11,948         $ 9,153
    3/31/2007       $16,898           $12,081         $ 9,206
    4/30/2007       $17,582           $12,616         $ 9,623
    5/31/2007       $18,136           $13,057         $ 9,977
    6/29/2007       $18,049           $12,840         $ 9,836
    7/31/2007       $17,928           $12,442         $ 9,652
    8/31/2007       $18,509           $12,628         $ 9,813
    9/28/2007       $19,682           $13,100         $10,214
   10/31/2007       $20,239           $13,309         $10,571
   11/30/2007       $19,312           $12,752         $10,153
   12/31/2007       $19,177           $12,664         $10,124
    1/31/2008       $17,290           $11,904         $ 9,323
    2/29/2008       $16,764           $11,518         $ 9,127
    3/31/2008       $16,823           $11,468         $ 9,072
    4/30/2008       $18,108           $12,026         $ 9,547
    5/30/2008       $18,883           $12,182         $ 9,912
    6/30/2008       $17,535           $11,155         $ 9,209
    7/31/2008       $17,447           $11,061         $ 9,062
    8/29/2008       $17,713           $11,221         $ 9,169
    9/30/2008       $15,727           $10,221         $ 8,110
   10/31/2008       $13,164           $ 8,505         $ 6,656
   11/28/2008       $12,199           $ 7,895         $ 6,106
   12/31/2008       $12,222           $ 7,979         $ 6,232
    1/30/2009       $11,561           $ 7,306         $ 5,919
    2/27/2009       $10,690           $ 6,528         $ 5,462
    3/31/2009       $11,600           $ 7,100         $ 5,949
    4/30/2009       $12,841           $ 7,779         $ 6,544

Total Returns         28.41%           -22.21%         -34.56%


                               10 | Annual Report

                            CLASS C (5/1/99-4/30/09)

                              (PERFORMANCE GRAPH)

                  FRANKLIN FLEX
                   CAP GROWTH                      RUSSELL 3000
    DATE         FUND - CLASS C    S&P 500 INDEX   GROWTH INDEX
------------     ---------------   -------------   ------------
     5/1/1999       $10,000           $10,000         $10,000
    5/31/1999       $ 9,961           $ 9,764         $ 9,717
    6/30/1999       $10,963           $10,306         $10,384
    7/31/1999       $11,061           $ 9,984         $10,055
    8/31/1999       $11,498           $ 9,935         $10,180
    9/30/1999       $11,717           $ 9,662         $ 9,994
   10/31/1999       $13,162           $10,274         $10,714
   11/30/1999       $15,040           $10,482         $11,328
   12/31/1999       $18,292           $11,100         $12,562
    1/31/2000       $18,296           $10,542         $12,007
    2/29/2000       $23,024           $10,343         $12,757
    3/31/2000       $21,739           $11,354         $13,479
    4/30/2000       $19,346           $11,013         $12,785
    5/31/2000       $18,065           $10,787         $12,109
    6/30/2000       $20,748           $11,053         $13,070
    7/31/2000       $20,186           $10,880         $12,485
    8/31/2000       $23,122           $11,556         $13,627
    9/30/2000       $22,388           $10,946         $12,379
   10/31/2000       $20,424           $10,899         $11,764
   11/30/2000       $16,055           $10,040         $10,003
   12/31/2000       $16,876           $10,089         $ 9,746
    1/31/2001       $17,157           $10,447         $10,428
    2/28/2001       $13,977           $ 9,495         $ 8,681
    3/31/2001       $12,464           $ 8,893         $ 7,748
    4/30/2001       $13,853           $ 9,584         $ 8,726
    5/31/2001       $13,849           $ 9,648         $ 8,622
    6/30/2001       $13,750           $ 9,414         $ 8,455
    7/31/2001       $13,225           $ 9,321         $ 8,208
    8/31/2001       $12,551           $ 8,737         $ 7,547
    9/30/2001       $10,805           $ 8,032         $ 6,763
   10/31/2001       $11,542           $ 8,185         $ 7,136
   11/30/2001       $12,621           $ 8,813         $ 7,816
   12/31/2001       $12,852           $ 8,890         $ 7,833
    1/31/2002       $12,571           $ 8,760         $ 7,685
    2/28/2002       $12,083           $ 8,591         $ 7,355
    3/31/2002       $13,005           $ 8,915         $ 7,634
    4/30/2002       $12,393           $ 8,374         $ 7,043
    5/31/2002       $12,112           $ 8,312         $ 6,855
    6/30/2002       $11,132           $ 7,720         $ 6,224
    7/31/2002       $ 9,970           $ 7,118         $ 5,840
    8/31/2002       $ 9,912           $ 7,165         $ 5,856
    9/30/2002       $ 9,164           $ 6,386         $ 5,260
   10/31/2002       $ 9,652           $ 6,949         $ 5,729
   11/30/2002       $10,243           $ 7,358         $ 6,056
   12/31/2002       $ 9,577           $ 6,925         $ 5,637
    1/31/2003       $ 9,586           $ 6,744         $ 5,499
    2/28/2003       $ 9,532           $ 6,643         $ 5,466
    3/31/2003       $ 9,610           $ 6,707         $ 5,567
    4/30/2003       $10,243           $ 7,260         $ 5,986
    5/31/2003       $11,004           $ 7,642         $ 6,309
    6/30/2003       $11,066           $ 7,740         $ 6,398
    7/31/2003       $11,508           $ 7,876         $ 6,579
    8/31/2003       $12,063           $ 8,030         $ 6,757
    9/30/2003       $11,699           $ 7,944         $ 6,677
   10/31/2003       $12,708           $ 8,394         $ 7,067
   11/30/2003       $13,105           $ 8,468         $ 7,153
   12/31/2003       $13,353           $ 8,912         $ 7,383
    1/31/2004       $13,555           $ 9,075         $ 7,552
    2/29/2004       $13,663           $ 9,202         $ 7,595
    3/31/2004       $13,717           $ 9,063         $ 7,468
    4/30/2004       $13,427           $ 8,920         $ 7,359
    5/31/2004       $13,820           $ 9,043         $ 7,496
    6/30/2004       $14,056           $ 9,219         $ 7,602
    7/31/2004       $13,196           $ 8,914         $ 7,151
    8/31/2004       $13,113           $ 8,950         $ 7,106
    9/30/2004       $13,555           $ 9,047         $ 7,199
   10/31/2004       $13,861           $ 9,185         $ 7,317
   11/30/2004       $14,436           $ 9,556         $ 7,599
   12/31/2004       $14,970           $ 9,882         $ 7,895
    1/31/2005       $14,416           $ 9,641         $ 7,623
    2/28/2005       $14,668           $ 9,844         $ 7,707
    3/31/2005       $14,320           $ 9,669         $ 7,553
    4/30/2005       $13,919           $ 9,486         $ 7,381
    5/31/2005       $14,593           $ 9,788         $ 7,751
    6/30/2005       $14,486           $ 9,802         $ 7,746
    7/31/2005       $15,123           $10,166         $ 8,139
    8/31/2005       $15,007           $10,073         $ 8,033
    9/30/2005       $15,160           $10,155         $ 8,072
   10/31/2005       $14,912           $ 9,986         $ 7,975
   11/30/2005       $15,768           $10,363         $ 8,328
   12/31/2005       $15,780           $10,367         $ 8,303
    1/31/2006       $16,553           $10,642         $ 8,506
    2/28/2006       $16,570           $10,670         $ 8,489
    3/31/2006       $16,719           $10,803         $ 8,641
    4/30/2006       $16,632           $10,948         $ 8,628
    5/31/2006       $15,644           $10,633         $ 8,305
    6/30/2006       $15,826           $10,648         $ 8,276
    7/31/2006       $15,482           $10,713         $ 8,095
    8/31/2006       $15,739           $10,968         $ 8,346
    9/30/2006       $16,041           $11,251         $ 8,561
   10/31/2006       $16,417           $11,617         $ 8,883
   11/30/2006       $16,793           $11,838         $ 9,062
   12/31/2006       $16,566           $12,004         $ 9,088
    1/31/2007       $17,079           $12,186         $ 9,316
    2/28/2007       $16,760           $11,948         $ 9,153
    3/31/2007       $16,901           $12,081         $ 9,206
    4/30/2007       $17,583           $12,616         $ 9,623
    5/31/2007       $18,125           $13,057         $ 9,977
    6/29/2007       $18,026           $12,840         $ 9,836
    7/31/2007       $17,893           $12,442         $ 9,652
    8/31/2007       $18,460           $12,628         $ 9,813
    9/28/2007       $19,618           $13,100         $10,214
   10/31/2007       $20,164           $13,309         $10,571
   11/30/2007       $19,225           $12,752         $10,153
   12/31/2007       $19,082           $12,664         $10,124
    1/31/2008       $17,190           $11,904         $ 9,323
    2/29/2008       $16,656           $11,518         $ 9,127
    3/31/2008       $16,707           $11,468         $ 9,072
    4/30/2008       $17,972           $12,026         $ 9,547
    5/30/2008       $18,728           $12,182         $ 9,912
    6/30/2008       $17,384           $11,155         $ 9,209
    7/31/2008       $17,287           $11,061         $ 9,062
    8/29/2008       $17,531           $11,221         $ 9,169
    9/30/2008       $15,559           $10,221         $ 8,110
   10/31/2008       $13,017           $ 8,505         $ 6,656
   11/28/2008       $12,054           $ 7,895         $ 6,106
   12/31/2008       $12,071           $ 7,979         $ 6,232
    1/30/2009       $11,407           $ 7,306         $ 5,919
    2/27/2009       $10,541           $ 6,528         $ 5,462
    3/31/2009       $11,432           $ 7,100         $ 5,949
    4/30/2009       $12,651           $ 7,779         $ 6,544

Total Returns         26.51%           -22.21%         -34.56%

AVERAGE ANNUAL TOTAL RETURN

CLASS C   4/30/09
-------   -------
1-Year    -30.31%
5-Year     -1.18%
10-Year    +2.38%

                            CLASS R (1/1/02-4/30/09)

                              (PERFORMANCE GRAPH)

                 FRANKLIN FLEX
                   CAP GROWTH                      RUSSELL 3000
     DATE        FUND - CLASS R    S&P 500 INDEX   GROWTH INDEX
-------------    ---------------   -------------   ------------
     1/1/2002       $10,000           $10,000         $10,000
    1/31/2002       $ 9,758           $ 9,854         $ 9,811
    2/28/2002       $ 9,384           $ 9,664         $ 9,389
    3/29/2002       $10,103           $10,027         $ 9,746
    4/30/2002       $ 9,632           $ 9,420         $ 8,991
    5/31/2002       $ 9,415           $ 9,350         $ 8,750
    6/28/2002       $ 8,659           $ 8,684         $ 7,946
    7/31/2002       $ 7,760           $ 8,007         $ 7,455
    8/30/2002       $ 7,719           $ 8,060         $ 7,476
    9/30/2002       $ 7,139           $ 7,184         $ 6,715
   10/31/2002       $ 7,525           $ 7,816         $ 7,313
   11/29/2002       $ 7,987           $ 8,276         $ 7,730
   12/31/2002       $ 7,471           $ 7,790         $ 7,196
    1/31/2003       $ 7,481           $ 7,586         $ 7,021
    2/28/2003       $ 7,443           $ 7,472         $ 6,978
    3/31/2003       $ 7,506           $ 7,545         $ 7,107
    4/30/2003       $ 8,005           $ 8,166         $ 7,641
    5/30/2003       $ 8,602           $ 8,596         $ 8,053
    6/30/2003       $ 8,655           $ 8,706         $ 8,167
    7/31/2003       $ 9,007           $ 8,859         $ 8,399
    8/29/2003       $ 9,444           $ 9,032         $ 8,625
    9/30/2003       $ 9,165           $ 8,936         $ 8,524
   10/31/2003       $ 9,955           $ 9,442         $ 9,021
   11/28/2003       $10,273           $ 9,525         $ 9,131
   12/31/2003       $10,470           $10,024         $ 9,425
    1/30/2004       $10,634           $10,208         $ 9,641
    2/27/2004       $10,722           $10,350         $ 9,696
    3/31/2004       $10,765           $10,194         $ 9,533
    4/30/2004       $10,543           $10,034         $ 9,394
    5/31/2004       $10,857           $10,172         $ 9,570
    6/30/2004       $11,046           $10,370         $ 9,704
    7/30/2004       $10,376           $10,026         $ 9,129
    8/31/2004       $10,317           $10,067         $ 9,072
    9/30/2004       $10,669           $10,176         $ 9,191
   10/29/2004       $10,913           $10,332         $ 9,341
   11/30/2004       $11,369           $10,750         $ 9,701
   12/31/2004       $11,796           $11,115         $10,078
    1/31/2005       $11,363           $10,844         $ 9,732
    2/28/2005       $11,566           $11,073         $ 9,838
    3/31/2005       $11,296           $10,877         $ 9,642
    4/29/2005       $10,986           $10,670         $ 9,422
    5/31/2005       $11,522           $11,010         $ 9,895
    6/30/2005       $11,441           $11,025         $ 9,888
    7/29/2005       $11,952           $11,435         $10,390
    8/31/2005       $11,865           $11,331         $10,255
    9/30/2005       $11,990           $11,423         $10,305
   10/31/2005       $11,799           $11,232         $10,180
   11/30/2005       $12,484           $11,657         $10,631
   12/30/2005       $12,496           $11,661         $10,599
    1/31/2006       $13,114           $11,970         $10,858
    2/28/2006       $13,130           $12,003         $10,837
    3/31/2006       $13,256           $12,152         $11,031
    4/28/2006       $13,190           $12,315         $11,014
    5/31/2006       $12,414           $11,961         $10,603
    6/30/2006       $12,562           $11,977         $10,565
    7/31/2006       $12,295           $12,051         $10,334
    8/31/2006       $12,506           $12,338         $10,654
    9/29/2006       $12,747           $12,655         $10,929
   10/31/2006       $13,056           $13,068         $11,339
   11/30/2006       $13,357           $13,316         $11,568
   12/29/2006       $13,182           $13,503         $11,602
    1/31/2007       $13,597           $13,707         $11,893
    2/28/2007       $13,349           $13,439         $11,685
    3/30/2007       $13,466           $13,590         $11,752
    4/30/2007       $14,015           $14,192         $12,285
    5/31/2007       $14,455           $14,687         $12,736
    6/29/2007       $14,378           $14,443         $12,556
    7/31/2007       $14,280           $13,995         $12,322
    8/31/2007       $14,739           $14,205         $12,527
    9/28/2007       $15,670           $14,736         $13,039
   10/31/2007       $16,113           $14,970         $13,494
   11/30/2007       $15,372           $14,345         $12,961
   12/31/2007       $15,259           $14,245         $12,924
    1/31/2008       $13,753           $13,391         $11,902
    2/29/2008       $13,334           $12,956         $11,652
    3/31/2008       $13,379           $12,900         $11,581
    4/30/2008       $14,397           $13,528         $12,188
    5/30/2008       $15,011           $13,703         $12,654
    6/30/2008       $13,937           $12,548         $11,755
    7/31/2008       $13,864           $12,442         $11,568
    8/29/2008       $14,068           $12,622         $11,705
    9/30/2008       $12,491           $11,498         $10,352
   10/31/2008       $10,455           $ 9,567         $ 8,496
   11/28/2008       $ 9,685           $ 8,880         $ 7,795
   12/31/2008       $ 9,701           $ 8,975         $ 7,956
    1/30/2009       $ 9,172           $ 8,218         $ 7,556
    2/27/2009       $ 8,482           $ 7,343         $ 6,973
    3/31/2009       $ 9,200           $ 7,986         $ 7,595
    4/30/2009       $10,187           $ 8,751         $ 8,353

Total Returns          1.87%           -12.49%         -16.47%

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    4/30/09
-------                    -------
1-Year                     -29.25%
5-Year                      -0.68%
Since Inception (1/1/02)    +0.25%


                               Annual Report | 11

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(6)   4/30/09
----------------   -------
1-Year             -28.88%
5-Year              -0.21%
10-Year             +3.27%

                       ADVISOR CLASS (5/1/99-4/30/09)(6)

                              (PERFORMANCE GRAPH)

                  FRANKLIN FLEX
                 CAP GROWTH FUND                   RUSSELL 3000
     DATE        - ADVISOR CLASS   S&P 500 INDEX   GROWTH INDEX
-------------    ---------------   -------------   ------------
     5/1/1999       $10,000           $10,000         $10,000
    5/31/1999       $ 9,969           $ 9,764         $ 9,717
    6/30/1999       $10,979           $10,306         $10,384
    7/31/1999       $11,084           $ 9,984         $10,055
    8/31/1999       $11,527           $ 9,935         $10,180
    9/30/1999       $11,756           $ 9,662          $9,994
   10/31/1999       $13,210           $10,274         $10,714
   11/30/1999       $15,106           $10,482         $11,328
   12/31/1999       $18,383           $11,100         $12,562
    1/31/2000       $18,398           $10,542         $12,007
    2/29/2000       $23,167           $10,343         $12,757
    3/31/2000       $21,888           $11,354         $13,479
    4/30/2000       $19,490           $11,013         $12,785
    5/31/2000       $18,212           $10,787         $12,109
    6/30/2000       $20,932           $11,053         $13,070
    7/31/2000       $20,376           $10,880         $12,485
    8/31/2000       $23,357           $11,556         $13,627
    9/30/2000       $22,630           $10,946         $12,379
   10/31/2000       $20,660           $10,899         $11,764
   11/30/2000       $16,253           $10,040         $10,003
   12/31/2000       $17,088           $10,089         $ 9,746
    1/31/2001       $17,390           $10,447         $10,428
    2/28/2001       $14,172           $ 9,495         $ 8,681
    3/31/2001       $12,648           $ 8,893         $ 7,748
    4/30/2001       $14,065           $ 9,584         $ 8,726
    5/31/2001       $14,069           $ 9,648         $ 8,622
    6/30/2001       $13,982           $ 9,414         $ 8,455
    7/31/2001       $13,457           $ 9,321         $ 8,208
    8/31/2001       $12,776           $ 8,737         $ 7,547
    9/30/2001       $11,008           $ 8,032         $ 6,763
   10/31/2001       $11,768           $ 8,185         $ 7,136
   11/30/2001       $12,871           $ 8,813         $ 7,816
   12/31/2001       $13,119           $ 8,890         $ 7,833
    1/31/2002       $12,838           $ 8,760         $ 7,685
    2/28/2002       $12,346           $ 8,591         $ 7,355
    3/31/2002       $13,296           $ 8,915         $ 7,634
    4/30/2002       $12,681           $ 8,374         $ 7,043
    5/31/2002       $12,400           $ 8,312         $ 6,855
    6/30/2002       $11,400           $ 7,720         $ 6,224
    7/31/2002       $10,219           $ 7,118         $ 5,840
    8/31/2002       $10,165           $ 7,165         $ 5,856
    9/30/2002       $ 9,401           $ 6,386         $ 5,260
   10/31/2002       $ 9,913           $ 6,949         $ 5,729
   11/30/2002       $10,525           $ 7,358         $ 6,056
   12/31/2002       $ 9,847           $ 6,925         $ 5,637
    1/31/2003       $ 9,864           $ 6,744         $ 5,499
    2/28/2003       $ 9,814           $ 6,643         $ 5,466
    3/31/2003       $ 9,901           $ 6,707         $ 5,567
    4/30/2003       $10,558           $ 7,260         $ 5,986
    5/31/2003       $11,351           $ 7,642         $ 6,309
    6/30/2003       $11,421           $ 7,740         $ 6,398
    7/31/2003       $11,888           $ 7,876         $ 6,579
    8/31/2003       $12,466           $ 8,030         $ 6,757
    9/30/2003       $12,099           $ 7,944         $ 6,677
   10/31/2003       $13,152           $ 8,394         $ 7,067
   11/30/2003       $13,569           $ 8,468         $ 7,153
   12/31/2003       $13,833           $ 8,912         $ 7,383
    1/31/2004       $14,052           $ 9,075         $ 7,552
    2/29/2004       $14,172           $ 9,202         $ 7,595
    3/31/2004       $14,234           $ 9,063         $ 7,468
    4/30/2004       $13,945           $ 8,920         $ 7,359
    5/31/2004       $14,362           $ 9,043         $ 7,496
    6/30/2004       $14,614           $ 9,219         $ 7,602
    7/31/2004       $13,730           $ 8,914         $ 7,151
    8/31/2004       $13,656           $ 8,950         $ 7,106
    9/30/2004       $14,127           $ 9,047         $ 7,199
   10/31/2004       $14,457           $ 9,185         $ 7,317
   11/30/2004       $15,068           $ 9,556         $ 7,599
   12/31/2004       $15,638           $ 9,882         $ 7,895
    1/31/2005       $15,073           $ 9,641         $ 7,623
    2/28/2005       $15,349           $ 9,844         $ 7,707
    3/31/2005       $14,994           $ 9,669         $ 7,553
    4/30/2005       $14,589           $ 9,486         $ 7,381
    5/31/2005       $15,308           $ 9,788         $ 7,751
    6/30/2005       $15,209           $ 9,802         $ 7,746
    7/31/2005       $15,890           $10,166         $ 8,139
    8/31/2005       $15,783           $10,073         $ 8,033
    9/30/2005       $15,957           $10,155         $ 8,072
   10/31/2005       $15,709           $ 9,986         $ 7,975
   11/30/2005       $16,626           $10,363         $ 8,328
   12/31/2005       $16,650           $10,367         $ 8,303
    1/31/2006       $17,481           $10,642         $ 8,506
    2/28/2006       $17,510           $10,670         $ 8,489
    3/31/2006       $17,683           $10,803         $ 8,641
    4/30/2006       $17,605           $10,948         $ 8,628
    5/31/2006       $16,576           $10,633         $ 8,305
    6/30/2006       $16,778           $10,648         $ 8,276
    7/31/2006       $16,432           $10,713         $ 8,095
    8/31/2006       $16,717           $10,968         $ 8,346
    9/30/2006       $17,051           $11,251         $ 8,561
   10/31/2006       $17,468           $11,617         $ 8,883
   11/30/2006       $17,877           $11,838         $ 9,062
   12/31/2006       $17,654           $12,004         $ 9,088
    1/31/2007       $18,213           $12,186         $ 9,316
    2/28/2007       $17,890           $11,948         $ 9,153
    3/31/2007       $18,052           $12,081         $ 9,206
    4/30/2007       $18,797           $12,616         $ 9,623
    5/31/2007       $19,393           $13,057         $ 9,977
    6/29/2007       $19,300           $12,840         $ 9,836
    7/31/2007       $19,179           $12,442         $ 9,652
    8/31/2007       $19,801           $12,628         $ 9,813
    9/28/2007       $21,060           $13,100         $10,214
   10/31/2007       $21,660           $13,309         $10,571
   11/30/2007       $20,675           $12,752         $10,153
   12/31/2007       $20,535           $12,664         $10,124
    1/31/2008       $18,517           $11,904         $ 9,323
    2/29/2008       $17,958           $11,518         $ 9,127
    3/31/2008       $18,025           $11,468         $ 9,072
    4/30/2008       $19,404           $12,026         $ 9,547
    5/30/2008       $20,241           $12,182         $ 9,912
    6/30/2008       $18,799           $11,155         $ 9,209
    7/31/2008       $18,711           $11,061         $ 9,062
    8/29/2008       $18,996           $11,221         $ 9,169
    9/30/2008       $16,873           $10,221         $ 8,110
   10/31/2008       $14,128           $ 8,505         $ 6,656
   11/28/2008       $13,093           $ 7,895         $ 6,106
   12/31/2008       $13,123           $ 7,979         $ 6,232
    1/30/2009       $12,412           $ 7,306         $ 5,919
    2/27/2009       $11,483           $ 6,528         $ 5,462
    3/31/2009       $12,462           $ 7,100         $ 5,949
    4/30/2009       $13,800           $ 7,779         $ 6,544

Total Returns         38.00%           -22.21%         -34.56%

ENDNOTES

INVESTORS SHOULD BE COMFORTABLE WITH FLUCTUATIONS IN THE VALUE OF THEIR INVESTMENTS, AS SMALL AND MIDSIZED COMPANY STOCKS CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. SMALLER, MIDSIZED AND RELATIVELY NEW OR UNSEASONED COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS, AND THEIR PROSPECTS FOR GROWTH ARE LESS CERTAIN THAN THOSE OF LARGER, MORE ESTABLISHED COMPANIES. THE FUND ALSO INVESTS IN TECHNOLOGY STOCKS, WHICH CAN BE HIGHLY VOLATILE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Effective 8/2/04, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 8/2/04, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 8/1/04, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 8/2/04 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +0.17% and +0.04%.

(7.) Source: (C) 2009 Morningstar. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.


                               12 | Annual Report

Your Fund's Expenses

FRANKLIN FLEX CAP GROWTH FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                                                                 EXPENSES PAID
                                                                                     DURING
                                           BEGINNING ACCOUNT   ENDING ACCOUNT       PERIOD*
                                             VALUE 11/1/08      VALUE 4/30/09   11/1/08-4/30/09
                                           -----------------   --------------   ---------------
CLASS A
Actual                                           $1,000           $  975.70          $5.24
Hypothetical (5% return before expenses)         $1,000           $1,019.49          $5.36
CLASS B
Actual                                           $1,000           $  972.20          $8.85
Hypothetical (5% return before expenses)         $1,000           $1,015.82          $9.05
CLASS C
Actual                                           $1,000           $  971.90          $8.85
Hypothetical (5% return before expenses)         $1,000           $1,015.82          $9.05
CLASS R
Actual                                           $1,000           $  974.40          $6.46
Hypothetical (5% return before expenses)         $1,000           $1,018.25          $6.61
ADVISOR CLASS
Actual                                           $1,000           $  976.80          $4.02
Hypothetical (5% return before expenses)         $1,000           $1,020.73          $4.11

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.07%; B: 1.81%; C: 1.81%; R: 1.32%; and
     Advisor: 0.82%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               14 | Annual Report

Franklin Focused Core Equity Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Focused Core Equity Fund seeks capital appreciation by investing at least 80% of its net assets in equity securities. The Fund will invest primarily in equity securities of large capitalization companies, which are similar in size to those in the Standard & Poor's 500 Index (S&P 500).(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin Focused Core Equity Fund covers the fiscal year ended April 30, 2009.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Focused Core Equity Fund - Class A had a -26.07% cumulative total return. The Fund performed better than its benchmark, the S&P 500, which had a -35.31% total return for the same period.(2) You can find more of the Fund's performance data in the Performance Summary beginning on page 18.

INVESTMENT STRATEGY

We are research-driven, fundamental investors. As bottom-up investors focusing primarily on individual securities, we seek to invest in financially strong companies with favorable growth potential and sustainable competitive advantages and that present, in our opinion, the most compelling trade-off between growth potential, valuation and risk. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to

(1.) The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. See footnote 1 for a description of the S&P 500. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 67.


                               Annual Report | 15
evaluate companies. We will generally seek to maintain a portfolio of securities representing approximately 30-40 companies, and we will apply a long-term perspective through market and business cycles.

PORTFOLIO BREAKDOWN

Franklin Focused Core Equity Fund
Based on Total Net Assets as of 4/30/09

                                  (BAR CHART)

Health Care                                 17.6%
Industrials                                 15.6%
Information Technology                      14.1%
Financials                                  10.8%
Consumer Staples                            10.1%
Energy                                       9.9%
Consumer Discretionary                       8.3%
Materials                                    3.8%
Telecommunication Services                   3.0%
Short-Term Investments & Other Net Assets    6.8%

MANAGER'S DISCUSSION

For the 12 months under review, significant detractors from the Fund's absolute performance included Petroplus Holdings, which specializes in oil refining, storage and marketing; NII Holdings, a wireless telecommunications provider; and Legg Mason, an asset management company.

In a difficult environment for equities, most sectors declined in value. Financials and energy holdings particularly weighed on Fund performance during the period. In the financials sector, the aforementioned Legg Mason and real estate investment trusts CapitalSource and iStar Financial were significant detractors. Credit card companies Discover Financial Services and American Express (sold by period-end) also hurt the Fund's returns. Within the energy sector, the aforementioned Petroplus and oil and gas company Marathon Oil detracted from performance.

On a more positive note, the health care sector benefited Fund performance. Health care holdings Genentech (not held at period-end), a biotechnology company, and Mylan and Schering-Plough, pharmaceutical manufacturers, appreciated in value. Some holdings in the consumer staples sector also contributed to Fund returns such as beverage manufacturer Hansen Natural and food and staples retailer CVS Caremark.


                               16 | Annual Report

Thank you for your participation in Franklin Focused Core Equity Fund. We look forward to serving your future investment needs.

(PHOTO OF STEVEN KORNFELD)


/s/ Steven Kornfeld

Steven Kornfeld, CFA


(PHOTO OF EDWARD PERKS)


/s/ Edward Perks

Edward Perks, CFA

Portfolio Management Team
Franklin Focused Core Equity Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 EQUITY HOLDINGS

Franklin Focused Core Equity Fund
4/30/09

COMPANY                               % OF TOTAL
SECTOR/INDUSTRY                       NET ASSETS
---------------                       ----------
Berkshire Hathaway Inc., B
   FINANCIALS                            5.0%
Petroplus Holdings AG (Switzerland)
   ENERGY                                4.9%
Roche Holding AG (Switzerland)
   HEALTH CARE                           4.7%
Schering-Plough Corp.
   HEALTH CARE                           4.7%
CVS Caremark Corp.
   CONSUMER STAPLES                      4.6%
MasterCard Inc., A
   INFORMATION TECHNOLOGY                4.3%
Precision Castparts Corp.
   INDUSTRIALS                           4.2%
Marathon Oil Corp.
   ENERGY                                4.1%
Merck & Co. Inc.
   HEALTH CARE                           3.9%
Corn Products International Inc.
   CONSUMER STAPLES                      3.8%


                               Annual Report | 17

Performance Summary as of 4/30/09

FRANKLIN FOCUSED CORE EQUITY FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: N/A)                      CHANGE   4/30/09   4/30/08
---------------------                      ------   -------   -------
Net Asset Value (NAV)                      -$2.42    $6.27     $8.69
DISTRIBUTIONS (5/1/08-4/30/09)
Dividend Income                  $0.0989
Short-Term Capital Gain          $0.0217
Long-Term Capital Gain           $0.0002
   TOTAL                         $0.1208

CLASS C (SYMBOL: N/A)                      CHANGE   4/30/09   4/30/08
---------------------                      ------   -------   -------
Net Asset Value (NAV)                      -$2.43    $6.24     $8.67
DISTRIBUTIONS (5/1/08-4/30/09)
Dividend Income                  $0.0829
Short-Term Capital Gain          $0.0217
Long-Term Capital Gain           $0.0002
   TOTAL                         $0.1048

CLASS R (SYMBOL: N/A)                      CHANGE   4/30/09   4/30/08
---------------------                      ------   -------   -------
Net Asset Value (NAV)                      -$2.41    $6.27     $8.68
DISTRIBUTIONS (5/1/08-4/30/09)
Dividend Income                  $0.0827
Short-Term Capital Gain          $0.0217
Long-Term Capital Gain           $0.0002
   TOTAL                         $0.1046

ADVISOR CLASS (SYMBOL: N/A)                CHANGE   4/30/09   4/30/08
---------------------------                ------   -------   -------
Net Asset Value (NAV)                      -$2.42    $6.28     $8.70
DISTRIBUTIONS (5/1/08-4/30/09)
Dividend Income                  $0.1129
Short-Term Capital Gain          $0.0217
Long-Term Capital Gain           $0.0002
   TOTAL                         $0.1348


                               18 | Annual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

                                                          INCEPTION
CLASS A                                         1-YEAR   (12/13/07)
-------                                        -------   ----------
Cumulative Total Return(2)                      -26.07%    -35.83%
Average Annual Total Return(3)                  -30.33%    -30.52%
Value of $10,000 Investment(4)                 $ 6,967    $ 6,048
Avg. Ann. Total Return (3/31/09)(5)             -35.77%    -39.40%
   Total Annual Operating Expenses(6)
      Without Waiver                    5.53%
      With Waiver                       1.25%

                                                          INCEPTION
CLASS C                                         1-YEAR   (12/13/07)
-------                                        -------   ----------
Cumulative Total Return(2)                      -26.56%    -36.33%
Average Annual Total Return(3)                  -27.28%    -27.89%
Value of $10,000 Investment(4)                 $ 7,272    $ 6,367
Avg. Ann. Total Return (3/31/09)(5)             -32.89%    -36.99%
   Total Annual Operating Expenses(6)
      Without Waiver                    6.16%
      With Waiver                       1.88%

                                                          INCEPTION
CLASS R                                         1-YEAR   (12/13/07)
-------                                        -------   ----------
Cumulative Total Return(2)                      -26.30%    -36.03%
Average Annual Total Return(3)                  -26.30%    -27.64%
Value of $10,000 Investment(4)                 $  7,370   $ 6,397
Avg. Ann. Total Return (3/31/09)(5)             -32.03%    -36.72%
   Total Annual Operating Expenses(6)
      Without Waiver                    5.70%
      With Waiver                       1.42%

                                                          INCEPTION
ADVISOR CLASS                                   1-YEAR   (12/13/07)
-------------                                  -------   ----------
Cumulative Total Return(2)                      -25.93%    -35.56%
Average Annual Total Return(3)                  -25.93%    -27.26%
Value of $10,000 Investment(4)                 $ 7,407    $ 6,444
Avg. Ann. Total Return (3/31/09)(5)             -31.60%    -36.35%
   Total Annual Operating Expenses(6)
      Without Waiver                    5.20%
      With Waiver                       0.92%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING RULE 12B-1 FEES AND ACQUIRED FUND FEES AND EXPENSES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 0.89% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 8/31/09.


                               Annual Report | 19

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                      4/30/09
-------                      -------
1-Year                       -30.33%
Since Inception (12/13/07)   -30.52%

                           CLASS A (12/13/07-4/30/09)

                               (PERFORMANCE GRAPH)

                   FRANKLIN
                 FOCUSED CORE
                EQUITY FUND -   S&P 500
     DATE          CLASS A       INDEX
-------------   -------------   -------
   12/13/2007      $ 9,425      $10,000
   12/31/2007      $ 9,529      $ 9,960
    1/31/2008      $ 8,775      $ 9,362
    2/29/2008      $ 8,247      $ 9,058
    3/31/2008      $ 7,653      $ 9,019
    4/30/2008      $ 8,181      $ 9,458
    5/31/2008      $ 8,539      $ 9,581
    6/30/2008      $ 7,729      $ 8,773
    7/31/2008      $ 7,653      $ 8,699
    8/31/2008      $ 8,077      $ 8,825
    9/30/2008      $ 7,220      $ 8,039
   10/31/2008      $ 5,580      $ 6,689
   11/30/2008      $ 5,052      $ 6,209
   12/31/2008      $ 5,276      $ 6,275
    1/31/2009      $ 5,035      $ 5,746
    2/28/2009      $ 4,572      $ 5,134
    3/31/2009      $ 5,218      $ 5,584
    4/30/2009      $ 6,048      $ 6,118

Total Returns       -39.52%      -38.82%

AVERAGE ANNUAL TOTAL RETURN

CLASS C                      4/30/09
-------                      -------
1-Year                       -27.28%
Since Inception (12/13/07)   -27.89%

                           CLASS C (12/13/07-4/30/09)

                               (PERFORMANCE GRAPH)

                  FRANKLIN
                 FOCUSED CORE
                EQUITY FUND -   S&P 500
     DATE          CLASS C       INDEX
-------------   -------------   -------
   12/13/2007      $10,000      $10,000
   12/31/2007      $10,110      $ 9,960
    1/31/2008      $ 9,300      $ 9,362
    2/29/2008      $ 8,740      $ 9,058
    3/31/2008      $ 8,100      $ 9,019
    4/30/2008      $ 8,670      $ 9,458
    5/31/2008      $ 9,040      $ 9,581
    6/30/2008      $ 8,180      $ 8,773
    7/31/2008      $ 8,100      $ 8,699
    8/31/2008      $ 8,540      $ 8,825
    9/30/2008      $ 7,620      $ 8,039
   10/31/2008      $ 5,890      $ 6,689
   11/30/2008      $ 5,320      $ 6,209
   12/31/2008      $ 5,561      $ 6,275
    1/31/2009      $ 5,306      $ 5,746
    2/28/2009      $ 4,806      $ 5,134
    3/31/2009      $ 5,490      $ 5,584
    4/30/2009      $ 6,367      $ 6,118

Total Returns       -36.33%      -38.82%



                               20 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS R                      4/30/09
-------                      -------
1-Year                       -26.30%
Since Inception (12/13/07)   -27.64%

                           AVERAGE ANNUAL TOTAL RETURN

                               (PERFORMANCE GRAPH)

                   FRANKLIN
                 FOCUSED CORE
                EQUITY FUND -   S&P 500
     DATE          CLASS R       INDEX
-------------   -------------   -------
   12/13/2007      $10,000      $10,000
   12/31/2007      $10,110      $ 9,960
    1/31/2008      $ 9,310      $ 9,362
    2/29/2008      $ 8,750      $ 9,058
    3/31/2008      $ 8,120      $ 9,019
    4/30/2008      $ 8,680      $ 9,458
    5/31/2008      $ 9,050      $ 9,581
    6/30/2008      $ 8,190      $ 8,773
    7/31/2008      $ 8,110      $ 8,699
    8/31/2008      $ 8,560      $ 8,825
    9/30/2008      $ 7,650      $ 8,039
   10/31/2008      $ 5,910      $ 6,689
   11/30/2008      $ 5,350      $ 6,209
   12/31/2008      $ 5,591      $ 6,275
    1/31/2009      $ 5,336      $ 5,746
    2/28/2009      $ 4,836      $ 5,134
    3/31/2009      $ 5,519      $ 5,584
    4/30/2009      $ 6,397      $ 6,118

Total Returns       -3603%       -38.82%


AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS                4/30/09
-------------                -------
1-Year                       -25.93%
Since Inception (12/13/07)   -27.26%

                           AVERAGE ANNUAL TOTAL RETURN

                               (PERFORMANCE GRAPH)

                  FRANKLIN
                FOCUSED CORE
                EQUITY FUND -   S&P 500
     DATE       ADVISOR CLASS    INDEX
-------------   -------------   -------
   12/13/2007      $10,000      $10,000
   12/31/2007      $10,120      $ 9,960
    1/31/2008      $ 9,320      $ 9,362
    2/29/2008      $ 8,760      $ 9,058
    3/31/2008      $ 8,130      $ 9,019
    4/30/2008      $ 8,700      $ 9,458
    5/31/2008      $ 9,070      $ 9,581
    6/30/2008      $ 8,220      $ 8,773
    7/31/2008      $ 8,140      $ 8,699
    8/31/2008      $ 8,590      $ 8,825
    9/30/2008      $ 7,680      $ 8,039
   10/31/2008      $ 5,940      $ 6,689
   11/30/2008      $ 5,370      $ 6,209
   12/31/2008      $ 5,613      $ 6,275
    1/31/2009      $ 5,366      $ 5,746
    2/28/2009      $ 4,864      $ 5,134
    3/31/2009      $ 5,561      $ 5,584
    4/30/2009      $ 6,444      $ 6,118

Total Returns       -35.56%      -38.82%



                               Annual Report | 21

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THERE ARE SPECIAL RISKS INVOLVED WITH SIGNIFICANT EXPOSURE TO A PARTICULAR SECTOR, INCLUDING INCREASED SUSCEPTIBILITY RELATED TO ECONOMIC, BUSINESS, OR OTHER DEVELOPMENTS AFFECTING THAT SECTOR, WHICH MAY RESULT IN INCREASED VOLATILITY. THE FUND ALSO HAS THE POTENTIAL TO INVEST IN FOREIGN COMPANY STOCKS, WHICH INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the average annual change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(7.) Source: (C) 2009 Morningstar. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


                               22 | Annual Report

Your Fund's Expenses

FRANKLIN FOCUSED CORE EQUITY FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 23

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                                                            EXPENSES PAID
                                             BEGINNING         ENDING       DURING PERIOD*
                                              ACCOUNT         ACCOUNT           ACTUAL
                                           VALUE 11/1/08   VALUE 4/30/09   11/1/08-4/30/09
                                           -------------   -------------   ---------------
CLASS A
Actual                                         $1,000        $1,083.90          $5.94
Hypothetical (5% return before expenses)       $1,000        $1,019.09          $5.76
CLASS C
Actual                                         $1,000        $1,081.00          $9.39
Hypothetical (5% return before expenses)       $1,000        $1,015.77          $9.10
CLASS R
Actual                                         $1,000        $1,082.40          $7.28
Hypothetical (5% return before expenses)       $1,000        $1,017.80          $7.05
ADVISOR CLASS
Actual                                         $1,000        $1,084.80          $4.60
Hypothetical (5% return before expenses)       $1,000        $1,020.38          $4.46

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.15%; C: 1.82%; R:
     1.41%; and Advisor: 0.89%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               24 | Annual Report

Franklin Growth Opportunities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Growth Opportunities Fund seeks capital appreciation by investing substantially in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential, when compared with the overall economy.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin Growth Opportunities Fund covers the fiscal year ended April 30, 2009.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Growth Opportunities Fund - Class A had a -30.81% cumulative total return. The Fund performed comparably with its narrow benchmark, the Russell 3000 Growth Index, which had a -31.46% total return, and performed better than its broad benchmark, the Standard & Poor's 500 Index (S&P
500), which had a -35.31% total return for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 28.

INVESTMENT STRATEGY

We are research-driven, fundamental investors pursuing a growth strategy. As bottom-up investors we focus primarily on finding individual securities that meet our criteria for growth potential, quality and valuation. We search for high-quality companies that have identifiable drivers of future earnings growth. We rely on our team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies. Our analysts identify each company's market opportunity, competitive position, management and financial strength, business and financial risks, and valuation. We choose

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 74.


                               Annual Report | 25
to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

PORTFOLIO BREAKDOWN

Franklin Growth Opportunities Fund
Based on Total Net Assets as of 4/30/09

                                  (BAR CHART)

Information Technology*                    35.0%
Health Care                                19.2%
Energy                                     11.6%
Industrials                                10.9%
Consumer Discretionary                      7.8%
Financials                                  3.7%
Telecommunication Services                  3.6%
Materials                                   2.4%
Consumer Staples                            1.7%
Short-Term Investments & Other Net Assets   4.1%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

MANAGER'S DISCUSSION

Among the most significant detractors from the Fund's absolute performance during the 12 months under review were NII Holdings in the telecommunications sector, Celgene in the health care sector and FLIR Systems in the information technology sector.

From a sector perspective, our investments in the information technology, industrials and health care sectors were significant detractors from the Fund's total returns. A key information technology underperformer included Google, which operates the world's leading Internet search engine. In the industrials sector, the Fund was negatively impacted by investments in ABB, a developer and manufacturer of power and automation technologies for a broad base of utilities, industrial and commercial customers; and Precision Castparts, which makes tools and parts used primarily in aerospace and power generation applications. In the health care sector, Covance, a contract research organization for the pharmaceutical industry, was a notable detractor.

During a period when almost every sector represented in the Fund fell in tandem with the overall equity market, we had some contributors. Individual securities that aided the Fund's absolute performance included Myriad Genetics, which manufactures drugs and diagnostic testing systems aimed at finding and treating specific cancers; Research in Motion, a Canadian wireless equipment and services company that produces the popular Blackberry smart phone; and ITT Educational Services, a provider of technology-oriented postsecondary degree programs in the U.S.

One sector that delivered positive results for the Fund was the consumer staples sector. Within the sector, food products manufacturer Bunge benefited Fund performance. Within the consumer discretionary sector, gaming machine distributor WMS Industries and specialty retailer Abercrombie & Fitch boosted Fund returns. In the energy sector, oil and natural gas producer Continental Resources performed well for the Fund.


                               26 | Annual Report

Thank you for your continued participation in Franklin Growth Opportunities Fund. We look forward to serving your future investment needs.

(PHOTO OF GRANT BOWERS)


/s/ Grant Bowers

Grant Bowers
Portfolio Manager
Franklin Growth Opportunities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 HOLDINGS

Franklin Growth Opportunities Fund
4/30/09

COMPANY                        % OF TOTAL
SECTOR/INDUSTRY                NET ASSETS
---------------                ----------
Apple Inc.                        3.0%
   INFORMATION TECHNOLOGY
FLIR Systems Inc.                 2.9%
   INFORMATION TECHNOLOGY
QUALCOMM Inc.                     2.8%
   INFORMATION TECHNOLOGY
MasterCard Inc., A                2.8%
   INFORMATION TECHNOLOGY
Celgene Corp.                     2.6%
   HEALTH CARE
Myriad Genetics Inc.              2.6%
   HEALTH CARE
C.H. Robinson Worldwide Inc.      2.4%
   INDUSTRIALS
Life Technologies Corp.           2.2%
   HEALTH CARE
Illumina Inc.                     2.2%
   HEALTH CARE
Visa Inc., A                      2.2%
   INFORMATION TECHNOLOGY


                               Annual Report | 27

Performance Summary as of 4/30/09

FRANKLIN GROWTH OPPORTUNITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS A (SYMBOL: FGRAX)         CHANGE   4/30/09   4/30/08
-----------------------         ------   -------   -------
Net Asset Value (NAV)           -$6.18    $13.88    $20.06

CLASS B (SYMBOL: FKABX)         CHANGE   4/30/09   4/30/08
-----------------------         ------   -------   -------

Net Asset Value (NAV)           -$5.93    $13.02    $18.95

CLASS C (SYMBOL: FKACX)         CHANGE   4/30/09   4/30/08
-----------------------         ------   -------   -------
Net Asset Value (NAV)           -$5.92    $12.99    $18.91

CLASS R (SYMBOL: FKARX)         CHANGE   4/30/09   4/30/08
-----------------------         ------   -------   -------
Net Asset Value (NAV)           -$6.13    $13.67    $19.80

ADVISOR CLASS (SYMBOL: FRAAX)   CHANGE   4/30/09   4/30/08
-----------------------------   ------   -------   -------
Net Asset Value (NAV)           -$6.30    $14.30    $20.60


                               28 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                      1-YEAR    5-YEAR   INCEPTION (6/23/99)
-------                                      ------   -------   -------------------
Cumulative Total Return(1)                   -30.81%   +10.42%        +42.12%
Average Annual Total Return(2)               -34.77%    +0.80%         +3.01%
Value of $10,000 Investment(3)               $6,523   $10,405        $13,395
Avg. Ann. Total Return (3/31/09)(4)          -34.61%    -1.90%         +2.02%
   Total Annual Operating
      Expenses(5)                     1.29%

CLASS B                                      1-YEAR    5-YEAR   INCEPTION (6/23/99)
-------                                      ------   -------   -------------------
Cumulative Total Return(1)                   -31.29%    +6.55%        +34.99%
Average Annual Total Return(2)               -34.04%    +0.89%         +3.09%
Value of $10,000 Investment(3)               $6,596   $10,455        $13,499
Avg. Ann. Total Return (3/31/09)(4)          -33.86%    -1.82%         +2.10%
   Total Annual Operating
      Expenses(5)                     2.01%

CLASS C                                      1-YEAR    5-YEAR   INCEPTION (6/23/99)
-------                                      ------   -------   -------------------
Cumulative Total Return(1)                   -31.31%    +6.56%        +32.90%
Average Annual Total Return(2)               -31.99%    +1.28%         +2.93%
Value of $10,000 Investment(3)               $6,801   $10,656        $13,290
Avg. Ann. Total Return (3/31/09)(4)          -31.80%    -1.43%         +1.95%
   Total Annual Operating
      Expenses(5)                     2.01%

CLASS R                                      1-YEAR    5-YEAR    INCEPTION (1/1/02)
-------                                      ------   -------   -------------------
Cumulative Total Return(1)                   -30.96%    +9.27%         -0.58%
Average Annual Total Return(2)               -30.96%    +1.79%         -0.08%
Value of $10,000 Investment(3)               $6,904   $10,927         $9,942
Avg. Ann. Total Return (3/31/09)(4)          -30.71%    -0.92%         -1.41%
   Total Annual Operating
      Expenses(5)                     1.51%

ADVISOR CLASS                                1-YEAR    5-YEAR   INCEPTION (6/23/99)
-------------                                ------   -------   -------------------
Cumulative Total Return(1)                   -30.58%   +12.06%        +46.59%
Average Annual Total Return(2)               -30.58%    +2.30%         +3.96%
Value of $10,000 Investment(3)               $6,942   $11,206        $14,659
Avg. Ann. Total Return (3/31/09)(4)          -30.40%    -0.44%         +2.96%
  Total Annual Operating
     Expenses(5)                      1.01%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 29

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                     4/30/09
-------                     -------
1-Year                      -34.77%
5-Year                       +0.80%
Since Inception (6/23/99)    +3.01%

                           CLASS A (6/23/99-4/30/09)

                              (PERFORMANCE GRAPH)

                FRANKLIN GROWTH
                 OPPORTUNITIES                    RUSSELL 3000
     DATE        FUND - CLASS A   S&P 500 INDEX   GROWTH INDEX
-------------   ---------------   -------------   ------------
    6/23/1999        $ 9,425         $10,000         $10,000
    6/30/1999        $10,160         $10,129         $10,160
    7/31/1999        $11,235         $ 9,813         $ 9,838
    8/31/1999        $12,385         $ 9,765         $ 9,960
    9/30/1999        $13,195         $ 9,497         $ 9,778
   10/31/1999        $15,438         $10,098         $10,482
   11/30/1999        $18,596         $10,303         $11,084
   12/31/1999        $23,095         $10,910         $12,291
    1/31/2000        $22,603         $10,362         $11,748
    2/29/2000        $30,639         $10,166         $12,482
    3/31/2000        $28,536         $11,160         $13,188
    4/30/2000        $24,330         $10,824         $12,509
    5/31/2000        $21,899         $10,602         $11,848
    6/30/2000        $26,443         $10,864         $12,788
    7/31/2000        $25,594         $10,694         $12,215
    8/31/2000        $28,401         $11,358         $13,333
    9/30/2000        $27,147         $10,759         $12,112
   10/31/2000        $23,896         $10,713         $11,510
   11/30/2000        $17,239         $ 9,868         $ 9,787
   12/31/2000        $17,130         $ 9,917         $ 9,536
    1/31/2001        $19,340         $10,269         $10,203
    2/28/2001        $14,833         $ 9,332         $ 8,494
    3/31/2001        $12,874         $ 8,741         $ 7,581
    4/30/2001        $14,766         $ 9,420         $ 8,537
    5/31/2001        $14,717         $ 9,483         $ 8,436
    6/30/2001        $14,611         $ 9,253         $ 8,273
    7/31/2001        $13,694         $ 9,162         $ 8,031
    8/31/2001        $12,411         $ 8,588         $ 7,385
    9/30/2001        $10,046         $ 7,895         $ 6,617
   10/31/2001        $11,253         $ 8,045         $ 6,982
   11/30/2001        $12,835         $ 8,662         $ 7,647
   12/31/2001        $13,260         $ 8,738         $ 7,664
    1/31/2002        $12,652         $ 8,611         $ 7,520
    2/28/2002        $11,726         $ 8,444         $ 7,196
    3/31/2002        $12,652         $ 8,762         $ 7,470
    4/30/2002        $11,948         $ 8,231         $ 6,891
    5/31/2002        $11,523         $ 8,170         $ 6,707
    6/30/2002        $10,268         $ 7,588         $ 6,090
    7/31/2002        $ 8,850         $ 6,997         $ 5,714
    8/31/2002        $ 8,657         $ 7,043         $ 5,730
    9/30/2002        $ 7,798         $ 6,277         $ 5,146
   10/31/2002        $ 8,531         $ 6,830         $ 5,605
   11/30/2002        $ 9,458         $ 7,232         $ 5,925
   12/31/2002        $ 8,522         $ 6,807         $ 5,516
    1/31/2003        $ 8,483         $ 6,629         $ 5,381
    2/28/2003        $ 8,415         $ 6,529         $ 5,348
    3/31/2003        $ 8,512         $ 6,593         $ 5,447
    4/30/2003        $ 9,168         $ 7,136         $ 5,857
    5/31/2003        $ 9,959         $ 7,512         $ 6,172
    6/30/2003        $10,046         $ 7,607         $ 6,260
    7/31/2003        $10,539         $ 7,741         $ 6,437
    8/31/2003        $11,060         $ 7,892         $ 6,611
    9/30/2003        $10,712         $ 7,809         $ 6,533
   10/31/2003        $11,668         $ 8,250         $ 6,914
   11/30/2003        $11,967         $ 8,323         $ 6,998
   12/31/2003        $12,266         $ 8,759         $ 7,224
    1/31/2004        $12,546         $ 8,920         $ 7,389
    2/29/2004        $12,565         $ 9,044         $ 7,431
    3/31/2004        $12,613         $ 8,908         $ 7,307
    4/30/2004        $12,131         $ 8,768         $ 7,200
    5/31/2004        $12,469         $ 8,888         $ 7,335
    6/30/2004        $12,913         $ 9,061         $ 7,438
    7/31/2004        $11,996         $ 8,761         $ 6,997
    8/31/2004        $11,812         $ 8,797         $ 6,953
    9/30/2004        $12,498         $ 8,892         $ 7,044
   10/31/2004        $12,903         $ 9,028         $ 7,159
   11/30/2004        $13,800         $ 9,393         $ 7,435
   12/31/2004        $14,389         $ 9,713         $ 7,724
    1/31/2005        $13,849         $ 9,476         $ 7,459
    2/28/2005        $13,849         $ 9,675         $ 7,540
    3/31/2005        $13,472         $ 9,504         $ 7,390
    4/30/2005        $12,864         $ 9,324         $ 7,222
    5/31/2005        $13,714         $ 9,620         $ 7,584
    6/30/2005        $13,907         $ 9,634         $ 7,579
    7/31/2005        $14,669         $ 9,992         $ 7,963
    8/31/2005        $14,582         $ 9,901         $ 7,860
    9/30/2005        $14,881         $ 9,981         $ 7,898
   10/31/2005        $14,891         $ 9,815         $ 7,803
   11/30/2005        $15,895         $10,186         $ 8,148
   12/31/2005        $15,982         $10,190         $ 8,124
    1/31/2006        $17,082         $10,460         $ 8,322
    2/28/2006        $17,188         $10,488         $ 8,306
    3/31/2006        $17,738         $10,618         $ 8,455
    4/30/2006        $17,661         $10,761         $ 8,442
    5/31/2006        $16,281         $10,451         $ 8,126
    6/30/2006        $16,474         $10,465         $ 8,098
    7/31/2006        $15,711         $10,530         $ 7,920
    8/31/2006        $15,846         $10,781         $ 8,166
    9/30/2006        $16,242         $11,058         $ 8,376
   10/31/2006        $16,618         $11,419         $ 8,691
   11/30/2006        $17,178         $11,636         $ 8,867
   12/31/2006        $17,062         $11,799         $ 8,892
    1/31/2007        $17,487         $11,978         $ 9,115
    2/28/2007        $17,217         $11,743         $ 8,956
    3/31/2007        $17,487         $11,875         $ 9,007
    4/30/2007        $17,892         $12,401         $ 9,416
    5/31/2007        $18,529         $12,833         $ 9,762
    6/30/2007        $18,655         $12,620         $ 9,623
    7/31/2007        $18,635         $12,229         $ 9,444
    8/31/2007        $19,243         $12,412         $ 9,602
    9/30/2007        $21,145         $12,876         $ 9,994
   10/31/2007        $22,351         $13,081         $10,343
   11/30/2007        $20,604         $12,534         $ 9,934
   12/31/2007        $20,633         $12,447         $ 9,906
    1/31/2008        $18,317         $11,701         $ 9,122
    2/29/2008        $17,574         $11,321         $ 8,930
    3/31/2008        $17,526         $11,272         $ 8,876
    4/30/2008        $19,359         $11,821         $ 9,341
    5/31/2008        $20,623         $11,974         $ 9,698
    6/30/2008        $19,099         $10,964         $ 9,010
    7/31/2008        $18,549         $10,872         $ 8,867
    8/31/2008        $18,481         $11,029         $ 8,972
    9/30/2008        $15,663         $10,047         $ 7,935
   10/31/2008        $13,250         $ 8,359         $ 6,512
   11/30/2008        $12,092         $ 7,760         $ 5,974
   12/31/2008        $12,363         $ 7,842         $ 6,098
    1/31/2009        $12,054         $ 7,181         $ 5,792
    2/28/2009        $11,147         $ 6,416         $ 5,344
    3/31/2009        $12,160         $ 6,979         $ 5,821
    4/30/2009        $13,395         $ 7,646         $ 6,402

Total Returns          33.95%         -23.54%         -35.98%

AVERAGE ANNUAL TOTAL RETURN

CLASS B                     4/30/09
-------                     -------
1-Year                      -34.04%
5-Year                       +0.89%
Since Inception (6/23/99)    +3.09%

                           CLASS B (6/23/99-4/30/09)

                              (PERFORMANCE GRAPH)

                FRANKLIN GROWTH
                 OPPORTUNITIES                    RUSSELL 3000
     DATE       FUND - CLASS B    S&P 500 INDEX   Growth INDEX
-------------   ---------------   -------------   ------------
    6/23/1999        $10,000         $10,000        $10,000
    6/30/1999        $10,780         $10,129        $10,160
    7/31/1999        $11,920         $ 9,813        $ 9,838
    8/31/1999        $13,140         $ 9,765        $ 9,960
    9/30/1999        $13,970         $ 9,497        $ 9,778
   10/31/1999        $16,380         $10,098        $10,482
   11/30/1999        $19,720         $10,303        $11,084
   12/31/1999        $24,486         $10,910        $12,291
    1/31/2000        $23,975         $10,362        $11,748
    2/29/2000        $32,485         $10,166        $12,482
    3/31/2000        $30,245         $11,160        $13,188
    4/30/2000        $25,755         $10,824        $12,509
    5/31/2000        $23,177         $10,602        $11,848
    6/30/2000        $27,964         $10,864        $12,788
    7/31/2000        $27,043         $10,694        $12,215
    8/31/2000        $29,999         $11,358        $13,333
    9/30/2000        $28,660         $10,759        $12,112
   10/31/2000        $25,213         $10,713        $11,510
   11/30/2000        $18,176         $ 9,868        $ 9,787
   12/31/2000        $18,049         $ 9,917        $ 9,536
    1/31/2001        $20,362         $10,269        $10,203
    2/28/2001        $15,604         $ 9,332        $ 8,494
    3/31/2001        $13,547         $ 8,741        $ 7,581
    4/30/2001        $15,522         $ 9,420        $ 8,537
    5/31/2001        $15,461         $ 9,483        $ 8,436
    6/30/2001        $15,348         $ 9,253        $ 8,273
    7/31/2001        $14,376         $ 9,162        $ 8,031
    8/31/2001        $13,015         $ 8,588        $ 7,385
    9/30/2001        $10,529         $ 7,895        $ 6,617
   10/31/2001        $11,798         $ 8,045        $ 6,982
   11/30/2001        $13,435         $ 8,662        $ 7,647
   12/31/2001        $13,875         $ 8,738        $ 7,664
    1/31/2002        $13,230         $ 8,611        $ 7,520
    2/28/2002        $12,258         $ 8,444        $ 7,196
    3/31/2002        $13,220         $ 8,762        $ 7,470
    4/30/2002        $12,483         $ 8,231        $ 6,891
    5/31/2002        $12,023         $ 8,170        $ 6,707
    6/30/2002        $10,713         $ 7,588        $ 6,090
    7/31/2002        $ 9,219         $ 6,997        $ 5,714
    8/31/2002        $ 9,014         $ 7,043        $ 5,730
    9/30/2002        $ 8,114         $ 6,277        $ 5,146
   10/31/2002        $ 8,881         $ 6,830        $ 5,605
   11/30/2002        $ 9,843         $ 7,232        $ 5,925
   12/31/2002        $ 8,861         $ 6,807        $ 5,516
    1/31/2003        $ 8,820         $ 6,629        $ 5,381
    2/28/2003        $ 8,738         $ 6,529        $ 5,348
    3/31/2003        $ 8,830         $ 6,593        $ 5,447
    4/30/2003        $ 9,516         $ 7,136        $ 5,857
    5/31/2003        $10,324         $ 7,512        $ 6,172
    6/30/2003        $10,406         $ 7,607        $ 6,260
    7/31/2003        $10,907         $ 7,741        $ 6,437
    8/31/2003        $11,450         $ 7,892        $ 6,611
    9/30/2003        $11,081         $ 7,809        $ 6,533
   10/31/2003        $12,064         $ 8,250        $ 6,914
   11/30/2003        $12,360         $ 8,323        $ 6,998
   12/31/2003        $12,667         $ 8,759        $ 7,224
    1/31/2004        $12,943         $ 8,920        $ 7,389
    2/29/2004        $12,964         $ 9,044        $ 7,431
    3/31/2004        $13,005         $ 8,908        $ 7,307
    4/30/2004        $12,504         $ 8,768        $ 7,200
    5/31/2004        $12,841         $ 8,888        $ 7,335
    6/30/2004        $13,291         $ 9,061        $ 7,438
    7/31/2004        $12,340         $ 8,761        $ 6,997
    8/31/2004        $12,135         $ 8,797        $ 6,953
    9/30/2004        $12,841         $ 8,892        $ 7,044
   10/31/2004        $13,250         $ 9,028        $ 7,159
   11/30/2004        $14,161         $ 9,393        $ 7,435
   12/31/2004        $14,755         $ 9,713        $ 7,724
    1/31/2005        $14,202         $ 9,476        $ 7,459
    2/28/2005        $14,192         $ 9,675        $ 7,540
    3/31/2005        $13,793         $ 9,504        $ 7,390
    4/30/2005        $13,169         $ 9,324        $ 7,222
    5/31/2005        $14,028         $ 9,620        $ 7,584
    6/30/2005        $14,212         $ 9,634        $ 7,579
    7/31/2005        $14,980         $ 9,992        $ 7,963
    8/31/2005        $14,888         $ 9,901        $ 7,860
    9/30/2005        $15,184         $ 9,981        $ 7,898
   10/31/2005        $15,184         $ 9,815        $ 7,803
   11/30/2005        $16,187         $10,186        $ 8,148
   12/31/2005        $16,279         $10,190        $ 8,124
    1/31/2006        $17,384         $10,460        $ 8,322
    2/28/2006        $17,476         $10,488        $ 8,306
    3/31/2006        $18,019         $10,618        $ 8,455
    4/30/2006        $17,937         $10,761        $ 8,442
    5/31/2006        $16,525         $10,451        $ 8,126
    6/30/2006        $16,709         $10,465        $ 8,098
    7/31/2006        $15,931         $10,530        $ 7,920
    8/31/2006        $16,064         $10,781        $ 8,166
    9/30/2006        $16,453         $11,058        $ 8,376
   10/31/2006        $16,821         $11,419        $ 8,691
   11/30/2006        $17,384         $11,636        $ 8,867
   12/31/2006        $17,251         $11,799        $ 8,892
    1/31/2007        $17,671         $11,978        $ 9,115
    2/28/2007        $17,384         $11,743        $ 8,956
    3/31/2007        $17,650         $11,875        $ 9,007
    4/30/2007        $18,049         $12,401        $ 9,416
    5/31/2007        $18,684         $12,833        $ 9,762
    6/30/2007        $18,811         $12,620        $ 9,623
    7/31/2007        $18,792         $12,229        $ 9,444
    8/31/2007        $19,405         $12,412        $ 9,602
    9/30/2007        $21,322         $12,876        $ 9,994
   10/31/2007        $22,540         $13,081        $10,343
   11/30/2007        $20,777         $12,534        $ 9,934
   12/31/2007        $20,806         $12,447        $ 9,906
    1/31/2008        $18,470         $11,701        $ 9,122
    2/29/2008        $17,720         $11,321        $ 8,930
    3/31/2008        $17,672         $11,272        $ 8,876
    4/30/2008        $19,520         $11,821        $ 9,341
    5/31/2008        $20,795         $11,974        $ 9,698
    6/30/2008        $19,258         $10,964        $ 9,010
    7/31/2008        $18,704         $10,872        $ 8,867
    8/31/2008        $18,636         $11,029        $ 8,972
    9/30/2008        $15,794         $10,047        $ 7,935
   10/31/2008        $13,362         $ 8,359        $ 6,512
   11/30/2008        $12,194         $ 7,760        $ 5,974
   12/31/2008        $12,466         $ 7,842        $ 6,098
    1/31/2009        $12,154         $ 7,181        $ 5,792
    2/28/2009        $11,239         $ 6,416        $ 5,344
    3/31/2009        $12,261         $ 6,979        $ 5,821
    4/30/2009        $13,499         $ 7,646        $ 6,402

Total Returns          34.99%         -23.54%        -35.98%


                               30 | Annual Report

                           CLASS C (6/23/99-4/30/09)

                              (PERFORMANCE GRAPH)

                FRANKLIN GROWTH
                OPPORTUNITIES                     RUSSELL 3000
     DATE       FUND - CLASS C    S&P 500 INDEX   GROWTH INDEX
-------------   ---------------   -------------   ------------
    6/23/1999        $10,000         $10,000        $10,000
    6/30/1999        $10,780         $10,129        $10,160
    7/31/1999        $11,920         $ 9,813        $ 9,838
    8/31/1999        $13,150         $ 9,765        $ 9,960
    9/30/1999        $13,980         $ 9,497        $ 9,778
   10/31/1999        $16,370         $10,098        $10,482
   11/30/1999        $19,710         $10,303        $11,084
   12/31/1999        $24,443         $10,910        $12,291
    1/31/2000        $23,921         $10,362        $11,748
    2/29/2000        $32,389         $10,166        $12,482
    3/31/2000        $30,149         $11,160        $13,188
    4/30/2000        $25,690         $10,824        $12,509
    5/31/2000        $23,123         $10,602        $11,848
    6/30/2000        $27,899         $10,864        $12,788
    7/31/2000        $26,989         $10,694        $12,215
    8/31/2000        $29,935         $11,358        $13,333
    9/30/2000        $28,595         $10,759        $12,112
   10/31/2000        $25,158         $10,713        $11,510
   11/30/2000        $18,133         $ 9,868        $ 9,787
   12/31/2000        $18,016         $ 9,917        $ 9,536
    1/31/2001        $20,329         $10,269        $10,203
    2/28/2001        $15,582         $ 9,332        $ 8,494
    3/31/2001        $13,515         $ 8,741        $ 7,581
    4/30/2001        $15,489         $ 9,420        $ 8,537
    5/31/2001        $15,428         $ 9,483        $ 8,436
    6/30/2001        $15,316         $ 9,253        $ 8,273
    7/31/2001        $14,344         $ 9,162        $ 8,031
    8/31/2001        $12,983         $ 8,588        $ 7,385
    9/30/2001        $10,507         $ 7,895        $ 6,617
   10/31/2001        $11,776         $ 8,045        $ 6,982
   11/30/2001        $13,413         $ 8,662        $ 7,647
   12/31/2001        $13,853         $ 8,738        $ 7,664
    1/31/2002        $13,208         $ 8,611        $ 7,520
    2/28/2002        $12,236         $ 8,444        $ 7,196
    3/31/2002        $13,198         $ 8,762        $ 7,470
    4/30/2002        $12,461         $ 8,231        $ 6,891
    5/31/2002        $12,001         $ 8,170        $ 6,707
    6/30/2002        $10,691         $ 7,588        $ 6,090
    7/31/2002        $ 9,208         $ 6,997        $ 5,714
    8/31/2002        $ 9,003         $ 7,043        $ 5,730
    9/30/2002        $ 8,103         $ 6,277        $ 5,146
   10/31/2002        $ 8,870         $ 6,830        $ 5,605
   11/30/2002        $ 9,822         $ 7,232        $ 5,925
   12/31/2002        $ 8,839         $ 6,807        $ 5,516
    1/31/2003        $ 8,798         $ 6,629        $ 5,381
    2/28/2003        $ 8,727         $ 6,529        $ 5,348
    3/31/2003        $ 8,819         $ 6,593        $ 5,447
    4/30/2003        $ 9,494         $ 7,136        $ 5,857
    5/31/2003        $10,302         $ 7,512        $ 6,172
    6/30/2003        $10,384         $ 7,607        $ 6,260
    7/31/2003        $10,886         $ 7,741        $ 6,437
    8/31/2003        $11,428         $ 7,892        $ 6,611
    9/30/2003        $11,059         $ 7,809        $ 6,533
   10/31/2003        $12,042         $ 8,250        $ 6,914
   11/30/2003        $12,338         $ 8,323        $ 6,998
   12/31/2003        $12,635         $ 8,759        $ 7,224
    1/31/2004        $12,921         $ 8,920        $ 7,389
    2/29/2004        $12,942         $ 9,044        $ 7,431
    3/31/2004        $12,973         $ 8,908        $ 7,307
    4/30/2004        $12,471         $ 8,768        $ 7,200
    5/31/2004        $12,809         $ 8,888        $ 7,335
    6/30/2004        $13,259         $ 9,061        $ 7,438
    7/31/2004        $12,308         $ 8,761        $ 6,997
    8/31/2004        $12,113         $ 8,797        $ 6,953
    9/30/2004        $12,819         $ 8,892        $ 7,044
   10/31/2004        $13,218         $ 9,028        $ 7,159
   11/30/2004        $14,139         $ 9,393        $ 7,435
   12/31/2004        $14,722         $ 9,713        $ 7,724
    1/31/2005        $14,170         $ 9,476        $ 7,459
    2/28/2005        $14,159         $ 9,675        $ 7,540
    3/31/2005        $13,760         $ 9,504        $ 7,390
    4/30/2005        $13,136         $ 9,324        $ 7,222
    5/31/2005        $13,996         $ 9,620        $ 7,584
    6/30/2005        $14,180         $ 9,634        $ 7,579
    7/31/2005        $14,947         $ 9,992        $ 7,963
    8/31/2005        $14,855         $ 9,901        $ 7,860
    9/30/2005        $15,152         $ 9,981        $ 7,898
   10/31/2005        $15,152         $ 9,815        $ 7,803
   11/30/2005        $16,154         $10,186        $ 8,148
   12/31/2005        $16,236         $10,190        $ 8,124
    1/31/2006        $17,351         $10,460        $ 8,322
    2/28/2006        $17,433         $10,488        $ 8,306
    3/31/2006        $17,986         $10,618        $ 8,455
    4/30/2006        $17,894         $10,761        $ 8,442
    5/31/2006        $16,492         $10,451        $ 8,126
    6/30/2006        $16,676         $10,465        $ 8,098
    7/31/2006        $15,899         $10,530        $ 7,920
    8/31/2006        $16,032         $10,781        $ 8,166
    9/30/2006        $16,410         $11,058        $ 8,376
   10/31/2006        $16,779         $11,419        $ 8,691
   11/30/2006        $17,341         $11,636        $ 8,867
   12/31/2006        $17,208         $11,799        $ 8,892
    1/31/2007        $17,628         $11,978        $ 9,115
    2/28/2007        $17,351         $11,743        $ 8,956
    3/31/2007        $17,617         $11,875        $ 9,007
    4/30/2007        $18,016         $12,401        $ 9,416
    5/31/2007        $18,641         $12,833        $ 9,762
    6/30/2007        $18,753         $12,620        $ 9,623
    7/31/2007        $18,733         $12,229        $ 9,444
    8/31/2007        $19,326         $12,412        $ 9,602
    9/30/2007        $21,219         $12,876        $ 9,994
   10/31/2007        $22,416         $13,081        $10,343
   11/30/2007        $20,656         $12,534        $ 9,934
   12/31/2007        $20,666         $12,447        $ 9,906
    1/31/2008        $18,334         $11,701        $ 9,122
    2/29/2008        $17,577         $11,321        $ 8,930
    3/31/2008        $17,525         $11,272        $ 8,876
    4/30/2008        $19,346         $11,821        $ 9,341
    5/31/2008        $20,595         $11,974        $ 9,698
    6/30/2008        $19,070         $10,964        $ 9,010
    7/31/2008        $18,497         $10,872        $ 8,867
    8/31/2008        $18,426         $11,029        $ 8,972
    9/30/2008        $15,602         $10,047        $ 7,935
   10/31/2008        $13,187         $ 8,359        $ 6,512
   11/30/2008        $12,031         $ 7,760        $ 5,974
   12/31/2008        $12,287         $ 7,842        $ 6,098
    1/31/2009        $11,980         $ 7,181        $ 5,792
    2/28/2009        $11,070         $ 6,416        $ 5,344
    3/31/2009        $12,072         $ 6,979        $ 5,821
    4/30/2009        $13,290         $ 7,646        $ 6,402

Total Returns          32.90%         -23.54%        -35.98%

AVERAGE ANNUAL TOTAL RETURN

CLASS C                     4/30/09
-------                     -------
1-Year                      -31.99%
5-Year                       +1.28%
Since Inception (6/23/99)    +2.93%

                            CLASS R (1/1/02-4/30/09)

                              (PERFORMANCE GRAPH)

                FRANKLIN GROWTH
                 OPPORTUNITIES                    RUSSELL 3000
     DATE       FUND - CLASS R    S&P 500 INDEX   GROWTH INDEX
-------------   ---------------   -------------   ------------
     1/1/2002        $10,000         $10,000        $10,000
    1/31/2002        $ 9,535         $ 9,854        $ 9,811
    2/28/2002        $ 8,837         $ 9,664        $ 9,389
    3/31/2002        $ 9,535         $10,027        $ 9,746
    4/30/2002        $ 8,997         $ 9,420        $ 8,991
    5/31/2002        $ 8,678         $ 9,350        $ 8,750
    6/30/2002        $ 7,731         $ 8,684        $ 7,946
    7/31/2002        $ 6,655         $ 8,007        $ 7,455
    8/31/2002        $ 6,510         $ 8,060        $ 7,476
    9/30/2002        $ 5,862         $ 7,184        $ 6,715
   10/31/2002        $ 6,415         $ 7,816        $ 7,313
   11/30/2002        $ 7,114         $ 8,276        $ 7,730
   12/31/2002        $ 6,408         $ 7,790        $ 7,196
    1/31/2003        $ 6,379         $ 7,586        $ 7,021
    2/28/2003        $ 6,321         $ 7,472        $ 6,978
    3/31/2003        $ 6,393         $ 7,545        $ 7,107
    4/30/2003        $ 6,888         $ 8,166        $ 7,641
    5/31/2003        $ 7,477         $ 8,596        $ 8,053
    6/30/2003        $ 7,542         $ 8,706        $ 8,167
    7/31/2003        $ 7,906         $ 8,859        $ 8,399
    8/31/2003        $ 8,299         $ 9,032        $ 8,625
    9/30/2003        $ 8,037         $ 8,936        $ 8,524
   10/31/2003        $ 8,757         $ 9,442        $ 9,021
   11/30/2003        $ 8,975         $ 9,525        $ 9,131
   12/31/2003        $ 9,201         $10,024        $ 9,425
    1/31/2004        $ 9,412         $10,208        $ 9,641
    2/29/2004        $ 9,426         $10,350        $ 9,696
    3/31/2004        $ 9,455         $10,194        $ 9,533
    4/30/2004        $ 9,099         $10,034        $ 9,394
    5/31/2004        $ 9,346         $10,172        $ 9,570
    6/30/2004        $ 9,674         $10,370        $ 9,704
    7/31/2004        $ 8,982         $10,026        $ 9,129
    8/31/2004        $ 8,844         $10,067        $ 9,072
    9/30/2004        $ 9,361         $10,176        $ 9,191
   10/31/2004        $ 9,659         $10,332        $ 9,341
   11/30/2004        $10,335         $10,750        $ 9,701
   12/31/2004        $10,772         $11,115        $10,078
    1/31/2005        $10,371         $10,844        $ 9,732
    2/28/2005        $10,364         $11,073        $ 9,838
    3/31/2005        $10,081         $10,877        $ 9,642
    4/30/2005        $ 9,630         $10,670        $ 9,422
    5/31/2005        $10,263         $11,010        $ 9,895
    6/30/2005        $10,400         $11,025        $ 9,888
    7/31/2005        $10,968         $11,435        $10,390
    8/31/2005        $10,903         $11,331        $10,255
    9/30/2005        $11,128         $11,423        $10,305
   10/31/2005        $11,136         $11,232        $10,180
   11/30/2005        $11,871         $11,657        $10,631
   12/31/2005        $11,942         $11,661        $10,599
    1/31/2006        $12,758         $11,970        $10,858
    2/28/2006        $12,830         $12,003        $10,837
    3/31/2006        $13,238         $12,152        $11,031
    4/30/2006        $13,180         $12,315        $11,014
    5/31/2006        $12,146         $11,961        $10,603
    6/30/2006        $12,292         $11,977        $10,565
    7/31/2006        $11,725         $12,051        $10,334
    8/31/2006        $11,820         $12,338        $10,654
    9/30/2006        $12,110         $12,655        $10,929
   10/31/2006        $12,386         $13,068        $11,339
   11/30/2006        $12,808         $13,316        $11,568
   12/31/2006        $12,714         $13,503        $11,602
    1/31/2007        $13,034         $13,707        $11,893
    2/28/2007        $12,830         $13,439        $11,685
    3/31/2007        $13,027         $13,590        $11,752
    4/30/2007        $13,332         $14,192        $12,285
    5/31/2007        $13,797         $14,687        $12,736
    6/30/2007        $13,885         $14,443        $12,556
    7/31/2007        $13,877         $13,995        $12,322
    8/31/2007        $14,321         $14,205        $12,527
    9/30/2007        $15,732         $14,736        $13,039
   10/31/2007        $16,627         $14,970        $13,494
   11/30/2007        $15,332         $14,345        $12,961
   12/31/2007        $15,346         $14,245        $12,924
    1/31/2008        $13,615         $13,391        $11,902
    2/29/2008        $13,063         $12,956        $11,652
    3/31/2008        $13,027         $12,900        $11,581
    4/30/2008        $14,401         $13,528        $12,188
    5/31/2008        $15,339         $13,703        $12,654
    6/30/2008        $14,205         $12,548        $11,755
    7/31/2008        $13,790         $12,442        $11,568
    8/31/2008        $13,739         $12,622        $11,705
    9/30/2008        $11,638         $11,498        $10,352
   10/31/2008        $ 9,841         $ 9,567        $ 8,496
   11/30/2008        $ 8,982         $ 8,880        $ 7,795
   12/31/2008        $ 9,179         $ 8,975        $ 7,956
    1/31/2009        $ 8,953         $ 8,218        $ 7,556
    2/28/2009        $ 8,277         $ 7,343        $ 6,973
    3/31/2009        $ 9,026         $ 7,986        $ 7,595
    4/30/2009        $ 9,942         $ 8,751        $ 8,353

Total Returns          -0.58%         -12.49%        -16.47%

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    4/30/09
-------                    -------
1-Year                     -30.96%
5-Year                      +1.79%
Since Inception (1/1/02)    -0.08%


                               Annual Report | 31

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS               4/30/09
------------------         ---------
1-Year                      -30.53%
5-Year                       +2.30%
Since Inception (6/23/99)    +3.96%

Advisor Class (6/23/99-4/30/09)

                              (PERFORMANCE GRAPH)

                FRANKLIN GROWTH
                 OPPORTUNITIES
                     FUND -                       RUSSELL 3000
     DATE        Advisor Class    S&P 500 INDEX   GROWTH INDEX
-------------   ---------------   -------------   ------------
    6/23/1999       $10,000          $10,000        $10,000
    6/30/1999       $10,780          $10,129        $10,160
    7/31/1999       $11,920          $ 9,813        $ 9,838
    8/31/1999       $13,150          $ 9,765        $ 9,960
    9/30/1999       $14,000          $ 9,497        $ 9,778
   10/31/1999       $16,410          $10,098        $10,482
   11/30/1999       $19,770          $10,303        $11,084
   12/31/1999       $24,566          $10,910        $12,291
    1/31/2000       $24,064          $10,362        $11,748
    2/29/2000       $32,615          $10,166        $12,482
    3/31/2000       $30,393          $11,160        $13,188
    4/30/2000       $25,918          $10,824        $12,509
    5/31/2000       $23,337          $10,602        $11,848
    6/30/2000       $28,191          $10,864        $12,788
    7/31/2000       $27,280          $10,694        $12,215
    8/31/2000       $30,290          $11,358        $13,333
    9/30/2000       $28,959          $10,759        $12,112
   10/31/2000       $25,498          $10,713        $11,510
   11/30/2000       $18,402          $ 9,868        $ 9,787
   12/31/2000       $18,285          $ 9,917        $ 9,536
    1/31/2001       $20,652          $10,269        $10,203
    2/28/2001       $15,837          $ 9,332        $ 8,494
    3/31/2001       $13,747          $ 8,741        $ 7,581
    4/30/2001       $15,776          $ 9,420        $ 8,537
    5/31/2001       $15,724          $ 9,483        $ 8,436
    6/30/2001       $15,622          $ 9,253        $ 8,273
    7/31/2001       $14,649          $ 9,162        $ 8,031
    8/31/2001       $13,266          $ 8,588        $ 7,385
    9/30/2001       $10,746          $ 7,895        $ 6,617
   10/31/2001       $12,047          $ 8,045        $ 6,982
   11/30/2001       $13,737          $ 8,662        $ 7,647
   12/31/2001       $14,198          $ 8,738        $ 7,664
    1/31/2002       $13,542          $ 8,611        $ 7,520
    2/28/2002       $12,559          $ 8,444        $ 7,196
    3/31/2002       $13,563          $ 8,762        $ 7,470
    4/30/2002       $12,805          $ 8,231        $ 6,891
    5/31/2002       $12,344          $ 8,170        $ 6,707
    6/30/2002       $11,002          $ 7,588        $ 6,090
    7/31/2002       $ 9,486          $ 6,997        $ 5,714
    8/31/2002       $ 9,281          $ 7,043        $ 5,730
    9/30/2002       $ 8,359          $ 6,277        $ 5,146
   10/31/2002       $ 9,158          $ 6,830        $ 5,605
   11/30/2002       $10,152          $ 7,232        $ 5,925
   12/31/2002       $ 9,148          $ 6,807        $ 5,516
    1/31/2003       $ 9,117          $ 6,629        $ 5,381
    2/28/2003       $ 9,035          $ 6,529        $ 5,348
    3/31/2003       $ 9,148          $ 6,593        $ 5,447
    4/30/2003       $ 9,855          $ 7,136        $ 5,857
    5/31/2003       $10,705          $ 7,512        $ 6,172
    6/30/2003       $10,797          $ 7,607        $ 6,260
    7/31/2003       $11,330          $ 7,741        $ 6,437
    8/31/2003       $11,893          $ 7,892        $ 6,611
    9/30/2003       $11,524          $ 7,809        $ 6,533
   10/31/2003       $12,559          $ 8,250        $ 6,914
   11/30/2003       $12,887          $ 8,323        $ 6,998
   12/31/2003       $13,204          $ 8,759        $ 7,224
    1/31/2004       $13,512          $ 8,920        $ 7,389
    2/29/2004       $13,542          $ 9,044        $ 7,431
    3/31/2004       $13,594          $ 8,908        $ 7,307
    4/30/2004       $13,081          $ 8,768        $ 7,200
    5/31/2004       $13,440          $ 8,888        $ 7,335
    6/30/2004       $13,921          $ 9,061        $ 7,438
    7/31/2004       $12,938          $ 8,761        $ 6,997
    8/31/2004       $12,743          $ 8,797        $ 6,953
    9/30/2004       $13,491          $ 8,892        $ 7,044
   10/31/2004       $13,932          $ 9,028        $ 7,159
   11/30/2004       $14,905          $ 9,393        $ 7,435
   12/31/2004       $15,540          $ 9,713        $ 7,724
    1/31/2005       $14,966          $ 9,476        $ 7,459
    2/28/2005       $14,977          $ 9,675        $ 7,540
    3/31/2005       $14,557          $ 9,504        $ 7,390
    4/30/2005       $13,911          $ 9,324        $ 7,222
    5/31/2005       $14,833          $ 9,620        $ 7,584
    6/30/2005       $15,048          $ 9,634        $ 7,579
    7/31/2005       $15,878          $ 9,992        $ 7,963
    8/31/2005       $15,786          $ 9,901        $ 7,860
    9/30/2005       $16,114          $ 9,981        $ 7,898
   10/31/2005       $16,124          $ 9,815        $ 7,803
   11/30/2005       $17,210          $10,186        $ 8,148
   12/31/2005       $17,312          $10,190        $ 8,124
    1/31/2006       $18,511          $10,460        $ 8,322
    2/28/2006       $18,623          $10,488        $ 8,306
    3/31/2006       $19,217          $10,618        $ 8,455
    4/30/2006       $19,136          $10,761        $ 8,442
    5/31/2006       $17,650          $10,451        $ 8,126
    6/30/2006       $17,865          $10,465        $ 8,098
    7/31/2006       $17,046          $10,530        $ 7,920
    8/31/2006       $17,199          $10,781        $ 8,166
    9/30/2006       $17,630          $11,058        $ 8,376
   10/31/2006       $18,039          $11,419        $ 8,691
   11/30/2006       $18,654          $11,636        $ 8,867
   12/31/2006       $18,531          $11,799        $ 8,892
    1/31/2007       $19,002          $11,978        $ 9,115
    2/28/2007       $18,705          $11,743        $ 8,956
    3/31/2007       $19,013          $11,875        $ 9,007
    4/30/2007       $19,453          $12,401        $ 9,416
    5/31/2007       $20,150          $12,833        $ 9,762
    6/30/2007       $20,293          $12,620        $ 9,623
    7/31/2007       $20,283          $12,229        $ 9,444
    8/31/2007       $20,949          $12,412        $ 9,602
    9/30/2007       $23,008          $12,876        $ 9,994
   10/31/2007       $24,329          $13,081        $10,343
   11/30/2007       $22,444          $12,534        $ 9,934
   12/31/2007       $22,475          $12,447        $ 9,906
    1/31/2008       $19,955          $11,701        $ 9,122
    2/29/2008       $19,146          $11,321        $ 8,930
    3/31/2008       $19,105          $11,272        $ 8,876
    4/30/2008       $21,102          $11,821        $ 9,341
    5/31/2008       $22,485          $11,974        $ 9,698
    6/30/2008       $20,836          $10,964        $ 9,010
    7/31/2008       $20,232          $10,872        $ 8,867
    8/31/2008       $20,170          $11,029        $ 8,972
    9/30/2008       $17,097          $10,047        $ 7,935
   10/31/2008       $14,475          $ 8,359        $ 6,512
   11/30/2008       $13,215          $ 7,760        $ 5,974
   12/31/2008       $13,512          $ 7,842        $ 6,098
    1/31/2009       $13,184          $ 7,181        $ 5,792
    2/28/2009       $12,190          $ 6,416        $ 5,344
    3/31/2009       $13,297          $ 6,979        $ 5,821
    4/30/2009       $14,659          $ 7,646        $ 6,402

Total Returns         46.59%          -23.54%        -35.98%

ENDNOTES

THE MANAGER OF THE FUND USES AN AGGRESSIVE GROWTH STRATEGY SO AN INVESTMENT IN THE FUND INVOLVES A GREATER DEGREE OF RISK. THE FUND MAY BE MORE VOLATILE THAN A MORE CONSERVATIVE EQUITY FUND AND MAY BE BEST SUITED FOR LONG-TERM INVESTORS. THE FUND'S INVESTMENTS IN SMALLER AND MIDSIZED COMPANY STOCKS INVOLVE SPECIAL RISKS SUCH AS RELATIVELY SMALLER REVENUES, LIMITED PRODUCT LINES AND SMALLER MARKET SHARE. SMALLER AND MIDSIZED COMPANY STOCKS HISTORICALLY HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND'S PORTFOLIO INCLUDES TECHNOLOGY STOCKS, A SECTOR WHICH HAS BEEN ONE OF THE MOST VOLATILE AND INVOLVES SPECIAL RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Source: (C) 2009 Morningstar. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.


                               32 | Annual Report

Your Fund's Expenses

FRANKLIN GROWTH OPPORTUNITIES FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                  Annual Report | 33

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT     ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                      VALUE 11/1/08       VALUE 4/30/09      PERIOD* 11/1/08-4/30/09
---------------------------------------   -------------------   ----------------   ------------------------
Actual                                           $1,000            $1,010.90                $6.83
Hypothetical (5% return before expenses)         $1,000            $1,018.00                $6.85
CLASS B
Actual                                           $1,000            $1,007.70               $10.40
Hypothetical (5% return before expenses)         $1,000            $1,014.43               $10.44
CLASS C
Actual                                           $1,000            $1,007.80               $10.40
Hypothetical (5% return before expenses)         $1,000            $1,014.43               $10.44
CLASS R
Actual                                           $1,000            $1,010.30                $8.02
Hypothetical (5% return before expenses)         $1,000            $1,016.81                $8.05
ADVISOR CLASS
Actual                                           $1,000            $1,012.70                $5.54
Hypothetical (5% return before expenses)         $1,000            $1,019.29                $5.56

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.37%; B: 2.09%; C: 2.09%; R: 1.61%; and
     Advisor: 1.11%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               34 | Annual Report

Franklin Small Cap Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Small Cap Growth Fund seeks long-term capital growth by investing at least 80% of its net assets in equity securities of small-capitalization companies with market capitalizations not exceeding that of the highest market capitalization in the Russell 2000(R) Index or $1.5 billion, whichever is greater, at the time of purchase.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin Small Cap Growth Fund covers the fiscal year ended April 30, 2009.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Small Cap Growth Fund - Class A had a -28.54% cumulative total return. The Fund performed better than its benchmarks, the Russell 2000 Growth Index and the Standard & Poor's 500 Index (S&P 500), which had total returns of -30.36% and -35.31% for the same period.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 38.

INVESTMENT STRATEGY

We are research-driven, fundamental investors pursuing a growth strategy. As bottom-up investors we focus primarily on finding individual securities that meet our criteria for growth potential, quality and valuation. We search for high-quality companies that have identifiable drivers of future earnings growth. We rely on our team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies. Our analysts identify each company's market opportunity, competitive position, management

(1.) The Russell 2000 Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of total market capitalization of the Russell 3000 Index.

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell 2000 Growth Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 82.


                               Annual Report | 35

PORTFOLIO BREAKDOWN

Franklin Small Cap Growth Fund
Based on Total Net Assets as of 4/30/09

                                  (BAR CHART)

Information Technology*                       38.0%
Health Care                                   16.8%
Consumer Discretionary                        12.7%
Industrials                                   10.2%
Energy                                         7.5%
Financials                                     5.2%
Consumer Staples                               4.5%
Telecommunication Services                     1.8%
Materials                                      1.2%
Short-Term Investments & Other Net Assets      2.1%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

and financial strength, business and financial risks, and valuation. We choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

MANAGER'S DISCUSSION

Among the most significant detractors from Fund performance relative to the Russell 2000 Growth Index for the 12 months under review were K-V
Pharmaceutical, a generic drug manufacturer (sold by period-end); Tenneco, an auto parts company; and Mariner Energy, an oil and gas exploration and production company.

On a sector basis, stock selection in consumer discretionary, health care and financials constrained relative Fund performance. An overweighted position in the consumer discretionary sector including Fund holding Lions Gate Entertainment,(3) an independent film distribution and production company, also hindered returns. In the health care sector, significant detractors included Angiotech Pharmaceuticals,(3) a medical products company (sold by period-end), and Psychiatric Solutions, which owns a franchise of 90 psychiatric hospitals and residential treatment facilities across the U.S. and the Caribbean. An underweighting in the financials sector and Fund positions in real estate investment trusts FelCor Lodging Trust and iStar Financial(3) also detracted from relative performance.

In contrast, major contributors during the reporting period included Allegiant Travel, a charter flight operator; Force Protection, a military armored land vehicles manufacturer; and beverages company Hansen Natural.(3)

Our investments in the industrials, information technology and telecommunication services sectors supported the Fund's relative performance. Stock selection and an underweighting in the industrials sector contributed to Fund returns. An overweighted position in the information technology sector aided relative performance, supported by positive returns from Riverbed Technology, which designs and manufactures Wide Area Network (WAN) optimization products, and ViaSat, an advanced broadband digital satellite communications distributor and television broadcaster. Despite a loss in absolute terms, wireless communications infrastructure company SBA Communications,(3) the Fund's only telecommunication services holding, performed better than the sector overall and helped relative Fund performance.

(3.)   This holding is not an index component.


                               36 | Annual Report

Thank you for your continued participation in Franklin Small Cap Growth Fund. We look forward to serving your future investment needs.

(PHOTO OF MICHAEL P. MCCARTHY)


/s/ Michael P. McCarthy

Michael P. McCarthy, CFA
Portfolio Manager
Franklin Small Cap Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 HOLDINGS

Franklin Small Cap Growth Fund
4/30/09

COMPANY                           % OF TOTAL
SECTOR/INDUSTRY                   NET ASSETS
---------------                   ----------
Nuance Communications Inc.           2.2%
   INFORMATION TECHNOLOGY
ViaSat Inc.                          2.2%
   INFORMATION TECHNOLOGY
Bottomline Technologies Inc.         2.0%
   INFORMATION TECHNOLOGY
Hain Celestial Group Inc.            1.9%
   CONSUMER STAPLES
FGX International Holdings Ltd.
(British Virgin Islands)             1.9%
   CONSUMER DISCRETIONARY
FTI Consulting Inc.                  1.9%
   INDUSTRIALS
SBA Communications Corp.             1.8%
   TELECOMMUNICATION SERVICES
Sapient Corp.                        1.8%
   INFORMATION TECHNOLOGY
Silicon Laboratories Inc.            1.8%
   INFORMATION TECHNOLOGY
Varian Semiconductor Equipment
Associates Inc.                      1.7%
   INFORMATION TECHNOLOGY


                               Annual Report | 37

Performance Summary as of 4/30/09

FRANKLIN SMALL CAP GROWTH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FSGRX)                    CHANGE   4/30/09   4/30/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$2.68    $6.41     $9.09
DISTRIBUTIONS (5/1/08-4/30/09)
Short-Term Capital Gain          $0.0669
Long-Term Capital Gain           $0.0071
   TOTAL                         $0.0740

CLASS B (SYMBOL: FBSGX)                    CHANGE   4/30/09   4/30/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$2.54    $5.89     $8.43
DISTRIBUTIONS (5/1/08-4/30/09)
Short-Term Capital Gain          $0.0669
Long-Term Capital Gain           $0.0071
   TOTAL                         $0.0740

CLASS C (SYMBOL: FCSGX)                    CHANGE   4/30/09   4/30/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$2.54    $5.89     $8.43
DISTRIBUTIONS (5/1/08-4/30/09)
Short-Term Capital Gain          $0.0669
Long-Term Capital Gain           $0.0071
   TOTAL                         $0.0740

CLASS R (SYMBOL: FSSRX)                    CHANGE   4/30/09   4/30/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$2.65    $6.26     $8.91
DISTRIBUTIONS (5/1/08-4/30/09)
Short-Term Capital Gain          $0.0669
Long-Term Capital Gain           $0.0071
   TOTAL                         $0.0740

ADVISOR CLASS (SYMBOL: FSSAX)              CHANGE   4/30/09   4/30/08
-----------------------------              ------   -------   -------
Net Asset Value (NAV)                      -$2.74    $6.63     $9.37
DISTRIBUTIONS (5/1/08-4/30/09)
Short-Term Capital Gain          $0.0669
Long-Term Capital Gain           $0.0071
   TOTAL                         $0.0740


                               38 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                          1-YEAR     5-YEAR   INCEPTION (5/1/00)
-------                                         --------   -------   ------------------
Cumulative Total Return(1)                       -28.54%    -16.48%        -11.89%
Average Annual Total Return(2)                   -32.61%     -4.67%         -2.04%
Value of $10,000 Investment(3)                  $ 6,739    $ 7,874        $ 8,305
Avg. Ann. Total Return (3/31/09)(4)              -37.47%     -7.94%         -3.55%
   Total Annual Operating Expenses(5)   1.17%

CLASS B                                          1-YEAR     5-YEAR   INCEPTION (5/1/00)
-------                                         --------   -------   ------------------
Cumulative Total Return(1)                       -29.11%    -19.55%        -16.80%
Average Annual Total Return(2)                   -31.91%     -4.53%         -2.02%
Value of $10,000 Investment(3)                  $ 6,809    $ 7,930        $ 8,320
Avg. Ann. Total Return (3/31/09)(4)              -36.87%     -7.84%         -3.53%
   Total Annual Operating Expenses(5)   1.92%

CLASS C                                          1-YEAR     5-YEAR   INCEPTION (5/1/00)
-------                                         --------   -------   ------------------
Cumulative Total Return(1)                       -29.11%    -19.57%        -17.40%
Average Annual Total Return(2)                   -29.81%     -4.26%         -2.10%
Value of $10,000 Investment(3)                  $  7,019   $ 8,043        $ 8,260
Avg. Ann. Total Return (3/31/09)(4)              -34.80%     -7.55%         -3.61%
   Total Annual Operating Expenses(5)   1.92%

CLASS R                                          1-YEAR     5-YEAR   INCEPTION (1/1/02)
-------                                         --------   -------   ------------------
Cumulative Total Return(1)                       -28.78%    -17.53%        -12.44%
Average Annual Total Return(2)                   -28.78%     -3.78%         -1.80%
Value of $10,000 Investment(3)                  $ 7,122    $ 8,247        $ 8,756
Avg. Ann. Total Return (3/31/09)(4)              -33.79%     -7.07%         -3.65%
   Total Annual Operating Expenses(5)   1.42%

ADVISOR CLASS                                    1-YEAR     5-YEAR   INCEPTION (5/1/00)
-------------                                   --------   -------   ------------------
Cumulative Total Return(1)                       -28.32%    -15.41%         -9.57%
Average Annual Total Return(2)                   -28.32%     -3.29%         -1.11%
Value of $10,000 Investment(3)                  $ 7,168    $ 8,459        $ 9,043
Avg. Ann. Total Return (3/31/09)(4)              -33.47%     -6.61%         -2.63%
   Total Annual Operating Expenses(5)   0.92%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 39

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                    4/30/09
-------                    -------
1-Year                     -32.61%
5-Year                      -4.67%
Since Inception (5/1/00)    -2.04%

                            CLASS A (5/1/00-4/30/09)

                               (PERFORMANCE GRAPH)

                  FRANKLIN SMALL CAP    S&P 500   RUSSELL 2000
     DATE       GROWTH FUND - CLASS A    INDEX    GROWTH INDEX
-------------   ---------------------   -------   ------------
     5/1/2000          $ 9,425          $10,000      $10,000
    5/31/2000          $ 8,982          $ 9,795      $ 9,124
    6/30/2000          $11,178          $10,036      $10,303
    7/31/2000          $10,688          $ 9,879      $ 9,420
    8/31/2000          $12,319          $10,493      $10,411
    9/30/2000          $11,744          $ 9,939      $ 9,894
   10/31/2000          $11,008          $ 9,897      $ 9,091
   11/30/2000          $ 9,048          $ 9,117      $ 7,440
   12/31/2000          $ 9,623          $ 9,161      $ 7,895
    1/31/2001          $10,707          $ 9,486      $ 8,534
    2/28/2001          $ 9,161          $ 8,621      $ 7,365
    3/31/2001          $ 8,539          $ 8,075      $ 6,695
    4/30/2001          $ 9,680          $ 8,703      $ 7,515
    5/31/2001          $ 9,623          $ 8,761      $ 7,689
    6/30/2001          $ 9,906          $ 8,548      $ 7,898
    7/31/2001          $ 9,444          $ 8,464      $ 7,225
    8/31/2001          $ 8,954          $ 7,934      $ 6,773
    9/30/2001          $ 7,333          $ 7,293      $ 5,680
   10/31/2001          $ 8,096          $ 7,432      $ 6,227
   11/30/2001          $ 8,822          $ 8,002      $ 6,747
   12/31/2001          $ 9,303          $ 8,072      $ 7,167
    1/31/2002          $ 9,161          $ 7,955      $ 6,912
    2/28/2002          $ 8,775          $ 7,801      $ 6,464
    3/31/2002          $ 9,510          $ 8,095      $ 7,026
    4/30/2002          $ 9,227          $ 7,604      $ 6,874
    5/31/2002          $ 8,803          $ 7,548      $ 6,472
    6/30/2002          $ 8,096          $ 7,010      $ 5,923
    7/31/2002          $ 6,814          $ 6,464      $ 5,013
    8/31/2002          $ 6,795          $ 6,506      $ 5,011
    9/30/2002          $ 6,013          $ 5,799      $ 4,649
   10/31/2002          $ 6,579          $ 6,310      $ 4,884
   11/30/2002          $ 7,220          $ 6,681      $ 5,368
   12/31/2002          $ 6,767          $ 6,288      $ 4,998
    1/31/2003          $ 6,692          $ 6,124      $ 4,862
    2/28/2003          $ 6,550          $ 6,032      $ 4,733
    3/31/2003          $ 6,428          $ 6,090      $ 4,804
    4/30/2003          $ 7,031          $ 6,592      $ 5,259
    5/31/2003          $ 7,729          $ 6,939      $ 5,851
    6/30/2003          $ 7,851          $ 7,028      $ 5,964
    7/31/2003          $ 8,238          $ 7,152      $ 6,415
    8/31/2003          $ 9,048          $ 7,291      $ 6,760
    9/30/2003          $ 8,577          $ 7,214      $ 6,589
   10/31/2003          $ 9,595          $ 7,622      $ 7,158
   11/30/2003          $ 9,953          $ 7,689      $ 7,391
   12/31/2003          $10,047          $ 8,092      $ 7,424
    1/31/2004          $10,415          $ 8,241      $ 7,814
    2/29/2004          $10,358          $ 8,355      $ 7,802
    3/31/2004          $10,320          $ 8,229      $ 7,839
    4/30/2004          $ 9,943          $ 8,100      $ 7,445
    5/31/2004          $10,236          $ 8,211      $ 7,593
    6/30/2004          $10,622          $ 8,371      $ 7,846
    7/31/2004          $ 9,774          $ 8,094      $ 7,142
    8/31/2004          $ 9,548          $ 8,127      $ 6,988
    9/30/2004          $10,057          $ 8,215      $ 7,374
   10/31/2004          $10,207          $ 8,340      $ 7,553
   11/30/2004          $10,782          $ 8,678      $ 8,192
   12/31/2004          $11,159          $ 8,973      $ 8,486
    1/31/2005          $10,707          $ 8,754      $ 8,104
    2/28/2005          $10,999          $ 8,938      $ 8,215
    3/31/2005          $10,688          $ 8,780      $ 7,907
    4/30/2005          $10,019          $ 8,614      $ 7,404
    5/31/2005          $10,669          $ 8,888      $ 7,926
    6/30/2005          $11,018          $ 8,900      $ 8,182
    7/31/2005          $11,640          $ 9,231      $ 8,754
    8/31/2005          $11,404          $ 9,147      $ 8,631
    9/30/2005          $11,508          $ 9,221      $ 8,699
   10/31/2005          $10,971          $ 9,067      $ 8,378
   11/30/2005          $11,762          $ 9,410      $ 8,852
   12/31/2005          $11,659          $ 9,414      $ 8,839
    1/31/2006          $12,592          $ 9,663      $ 9,691
    2/28/2006          $12,743          $ 9,689      $ 9,640
    3/31/2006          $13,148          $ 9,810      $10,108
    4/30/2006          $13,101          $ 9,941      $10,079
    5/31/2006          $12,224          $ 9,655      $ 9,370
    6/30/2006          $12,205          $ 9,668      $ 9,375
    7/31/2006          $11,480          $ 9,728      $ 8,888
    8/31/2006          $11,772          $ 9,959      $ 9,149
    9/30/2006          $11,744          $10,216      $ 9,211
   10/31/2006          $12,356          $10,549      $ 9,807
   11/30/2006          $12,771          $10,750      $10,042
   12/31/2006          $12,761          $10,900      $10,018
    1/31/2007          $13,106          $11,065      $10,205
    2/28/2007          $13,263          $10,849      $10,172
    3/31/2007          $13,315          $10,970      $10,266
    4/30/2007          $13,628          $11,456      $10,535
    5/31/2007          $14,161          $11,856      $11,015
    6/30/2007          $14,025          $11,659      $10,953
    7/31/2007          $13,263          $11,297      $10,384
    8/31/2007          $13,492          $11,467      $10,645
    9/30/2007          $13,868          $11,896      $10,955
   10/31/2007          $14,464          $12,085      $11,448
   11/30/2007          $13,263          $11,580      $10,657
   12/31/2007          $13,181          $11,499      $10,724
    1/31/2008          $11,736          $10,810      $ 9,740
    2/29/2008          $11,225          $10,458      $ 9,403
    3/31/2008          $10,918          $10,413      $ 9,348
    4/30/2008          $11,621          $10,920      $ 9,829
    5/31/2008          $12,311          $11,062      $10,386
    6/30/2008          $11,276          $10,129      $ 9,766
    7/31/2008          $11,237          $10,044      $ 9,994
    8/31/2008          $11,749          $10,189      $10,242
    9/30/2008          $10,394          $ 9,281      $ 9,084
   10/31/2008          $ 8,335          $ 7,723      $ 7,113
   11/30/2008          $ 7,428          $ 7,169      $ 6,252
   12/31/2008          $ 7,761          $ 7,245      $ 6,591
    1/31/2009          $ 7,191          $ 6,634      $ 6,090
    2/28/2009          $ 6,491          $ 5,928      $ 5,459
    3/31/2009          $ 7,242          $ 6,447      $ 5,949
    4/30/2009          $ 8,305          $ 7,064      $ 6,844

Total Returns           -16.95%          -29.36%      -31.56%

AVERAGE ANNUAL TOTAL RETURN

CLASS B                    4/30/09
-------                    -------
1-Year                     -31.91%
5-Year                      -4.53%
Since Inception (5/1/00)    -2.02%

                            CLASS B (5/1/00-4/30/09)

                               (PERFORMANCE GRAPH)

                 FRANKLIN SMALL CAP     S&P 500   RUSSELL 2000
     DATE       GROWTH FUND - CLASS B    INDEX    GROWTH INDEX
-------------   ---------------------   -------   ------------
     5/1/2000           $10,000         $10,000      $10,000
    5/31/2000           $ 9,530         $ 9,795      $ 9,124
    6/30/2000           $11,850         $10,036      $10,303
    7/31/2000           $11,330         $ 9,879      $ 9,420
    8/31/2000           $13,040         $10,493      $10,411
    9/30/2000           $12,430         $ 9,939      $ 9,894
   10/31/2000           $11,640         $ 9,897      $ 9,091
   11/30/2000           $ 9,570         $ 9,117      $ 7,440
   12/31/2000           $10,170         $ 9,161      $ 7,895
    1/31/2001           $11,300         $ 9,486      $ 8,534
    2/28/2001           $ 9,670         $ 8,621      $ 7,365
    3/31/2001           $ 9,010         $ 8,075      $ 6,695
    4/30/2001           $10,200         $ 8,703      $ 7,515
    5/31/2001           $10,140         $ 8,761      $ 7,689
    6/30/2001           $10,430         $ 8,548      $ 7,898
    7/31/2001           $ 9,940         $ 8,464      $ 7,225
    8/31/2001           $ 9,420         $ 7,934      $ 6,773
    9/30/2001           $ 7,710         $ 7,293      $ 5,680
   10/31/2001           $ 8,510         $ 7,432      $ 6,227
   11/30/2001           $ 9,270         $ 8,002      $ 6,747
   12/31/2001           $ 9,760         $ 8,072      $ 7,167
    1/31/2002           $ 9,610         $ 7,955      $ 6,912
    2/28/2002           $ 9,200         $ 7,801      $ 6,464
    3/31/2002           $ 9,970         $ 8,095      $ 7,026
    4/30/2002           $ 9,660         $ 7,604      $ 6,874
    5/31/2002           $ 9,220         $ 7,548      $ 6,472
    6/30/2002           $ 8,470         $ 7,010      $ 5,923
    7/31/2002           $ 7,130         $ 6,464      $ 5,013
    8/31/2002           $ 7,100         $ 6,506      $ 5,011
    9/30/2002           $ 6,280         $ 5,799      $ 4,649
   10/31/2002           $ 6,870         $ 6,310      $ 4,884
   11/30/2002           $ 7,540         $ 6,681      $ 5,368
   12/31/2002           $ 7,060         $ 6,288      $ 4,998
    1/31/2003           $ 6,980         $ 6,124      $ 4,862
    2/28/2003           $ 6,830         $ 6,032      $ 4,733
    3/31/2003           $ 6,690         $ 6,090      $ 4,804
    4/30/2003           $ 7,330         $ 6,592      $ 5,259
    5/31/2003           $ 8,040         $ 6,939      $ 5,851
    6/30/2003           $ 8,160         $ 7,028      $ 5,964
    7/31/2003           $ 8,560         $ 7,152      $ 6,415
    8/31/2003           $ 9,400         $ 7,291      $ 6,760
    9/30/2003           $ 8,900         $ 7,214      $ 6,589
   10/31/2003           $ 9,950         $ 7,622      $ 7,158
   11/30/2003           $10,320         $ 7,689      $ 7,391
   12/31/2003           $10,410         $ 8,092      $ 7,424
    1/31/2004           $10,780         $ 8,241      $ 7,814
    2/29/2004           $10,710         $ 8,355      $ 7,802
    3/31/2004           $10,670         $ 8,229      $ 7,839
    4/30/2004           $10,270         $ 8,100      $ 7,445
    5/31/2004           $10,560         $ 8,211      $ 7,593
    6/30/2004           $10,960         $ 8,371      $ 7,846
    7/31/2004           $10,070         $ 8,094      $ 7,142
    8/31/2004           $ 9,840         $ 8,127      $ 6,988
    9/30/2004           $10,350         $ 8,215      $ 7,374
   10/31/2004           $10,500         $ 8,340      $ 7,553
   11/30/2004           $11,090         $ 8,678      $ 8,192
   12/31/2004           $11,470         $ 8,973      $ 8,486
    1/31/2005           $10,990         $ 8,754      $ 8,104
    2/28/2005           $11,290         $ 8,938      $ 8,215
    3/31/2005           $10,960         $ 8,780      $ 7,907
    4/30/2005           $10,260         $ 8,614      $ 7,404
    5/31/2005           $10,930         $ 8,888      $ 7,926
    6/30/2005           $11,280         $ 8,900      $ 8,182
    7/31/2005           $11,910         $ 9,231      $ 8,754
    8/31/2005           $11,660         $ 9,147      $ 8,631
    9/30/2005           $11,750         $ 9,221      $ 8,699
   10/31/2005           $11,200         $ 9,067      $ 8,378
   11/30/2005           $12,000         $ 9,410      $ 8,852
   12/31/2005           $11,890         $ 9,414      $ 8,839
    1/31/2006           $12,830         $ 9,663      $ 9,691
    2/28/2006           $12,980         $ 9,689      $ 9,640
    3/31/2006           $13,380         $ 9,810      $10,108
    4/30/2006           $13,320         $ 9,941      $10,079
    5/31/2006           $12,420         $ 9,655      $ 9,370
    6/30/2006           $12,400         $ 9,668      $ 9,375
    7/31/2006           $11,650         $ 9,728      $ 8,888
    8/31/2006           $11,940         $ 9,959      $ 9,149
    9/30/2006           $11,910         $10,216      $ 9,211
   10/31/2006           $12,520         $10,549      $ 9,807
   11/30/2006           $12,930         $10,750      $10,042
   12/31/2006           $12,920         $10,900      $10,018
    1/31/2007           $13,254         $11,065      $10,205
    2/28/2007           $13,410         $10,849      $10,172
    3/31/2007           $13,444         $10,970      $10,266
    4/30/2007           $13,756         $11,456      $10,535
    5/31/2007           $14,290         $11,856      $11,015
    6/30/2007           $14,134         $11,659      $10,953
    7/31/2007           $13,366         $11,297      $10,384
    8/31/2007           $13,589         $11,467      $10,645
    9/30/2007           $13,956         $11,896      $10,955
   10/31/2007           $14,546         $12,085      $11,448
   11/30/2007           $13,332         $11,580      $10,657
   12/31/2007           $13,231         $11,499      $10,724
    1/31/2008           $11,780         $10,810      $ 9,740
    2/29/2008           $11,268         $10,458      $ 9,403
    3/31/2008           $10,950         $10,413      $ 9,348
    4/30/2008           $11,655         $10,920      $ 9,829
    5/31/2008           $12,347         $11,062      $10,386
    6/30/2008           $11,309         $10,129      $ 9,766
    7/31/2008           $11,270         $10,044      $ 9,994
    8/31/2008           $11,783         $10,189      $10,242
    9/30/2008           $10,425         $ 9,281      $ 9,084
   10/31/2008           $ 8,361         $ 7,723      $ 7,113
   11/30/2008           $ 7,450         $ 7,169      $ 6,252
   12/31/2008           $ 7,784         $ 7,245      $ 6,591
    1/31/2009           $ 7,212         $ 6,634      $ 6,090
    2/28/2009           $ 6,510         $ 5,928      $ 5,459
    3/31/2009           $ 7,264         $ 6,447      $ 5,949
    4/30/2009           $ 8,320         $ 7,064      $ 6,844

Total Returns            -16.80%         -29.36%      -31.56%


                               40 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS C                    4/30/09
-------                    -------
1-Year                     -29.81%
5-Year                      -4.26%
Since Inception (5/1/00)    -2.10%

                            CLASS C (5/1/00-4/30/09)

                               (PERFORMANCE GRAPH)

                  FRANKLIN SMALL CAP    S&P 500   RUSSELL 2000
     DATE       GROWTH FUND - CLASS C    INDEX    GROWTH INDEX
-------------   ---------------------   -------   ------------
     5/1/2000           $10,000         $10,000      $10,000
    5/31/2000           $ 9,530         $ 9,795      $ 9,124
    6/30/2000           $11,840         $10,036      $10,303
    7/31/2000           $11,330         $ 9,879      $ 9,420
    8/31/2000           $13,040         $10,493      $10,411
    9/30/2000           $12,430         $ 9,939      $ 9,894
   10/31/2000           $11,650         $ 9,897      $ 9,091
   11/30/2000           $ 9,570         $ 9,117      $ 7,440
   12/31/2000           $10,180         $ 9,161      $ 7,895
    1/31/2001           $11,310         $ 9,486      $ 8,534
    2/28/2001           $ 9,680         $ 8,621      $ 7,365
    3/31/2001           $ 9,020         $ 8,075      $ 6,695
    4/30/2001           $10,210         $ 8,703      $ 7,515
    5/31/2001           $10,150         $ 8,761      $ 7,689
    6/30/2001           $10,440         $ 8,548      $ 7,898
    7/31/2001           $ 9,950         $ 8,464      $ 7,225
    8/31/2001           $ 9,420         $ 7,934      $ 6,773
    9/30/2001           $ 7,720         $ 7,293      $ 5,680
   10/31/2001           $ 8,520         $ 7,432      $ 6,227
   11/30/2001           $ 9,270         $ 8,002      $ 6,747
   12/31/2001           $ 9,770         $ 8,072      $ 7,167
    1/31/2002           $ 9,620         $ 7,955      $ 6,912
    2/28/2002           $ 9,210         $ 7,801      $ 6,464
    3/31/2002           $ 9,970         $ 8,095      $ 7,026
    4/30/2002           $ 9,670         $ 7,604      $ 6,874
    5/31/2002           $ 9,230         $ 7,548      $ 6,472
    6/30/2002           $ 8,470         $ 7,010      $ 5,923
    7/31/2002           $ 7,130         $ 6,464      $ 5,013
    8/31/2002           $ 7,110         $ 6,506      $ 5,011
    9/30/2002           $ 6,280         $ 5,799      $ 4,649
   10/31/2002           $ 6,870         $ 6,310      $ 4,884
   11/30/2002           $ 7,550         $ 6,681      $ 5,368
   12/31/2002           $ 7,070         $ 6,288      $ 4,998
    1/31/2003           $ 6,990         $ 6,124      $ 4,862
    2/28/2003           $ 6,830         $ 6,032      $ 4,733
    3/31/2003           $ 6,700         $ 6,090      $ 4,804
    4/30/2003           $ 7,330         $ 6,592      $ 5,259
    5/31/2003           $ 8,050         $ 6,939      $ 5,851
    6/30/2003           $ 8,170         $ 7,028      $ 5,964
    7/31/2003           $ 8,570         $ 7,152      $ 6,415
    8/31/2003           $ 9,400         $ 7,291      $ 6,760
    9/30/2003           $ 8,910         $ 7,214      $ 6,589
   10/31/2003           $ 9,960         $ 7,622      $ 7,158
   11/30/2003           $10,330         $ 7,689      $ 7,391
   12/31/2003           $10,410         $ 8,092      $ 7,424
    1/31/2004           $10,780         $ 8,241      $ 7,814
    2/29/2004           $10,720         $ 8,355      $ 7,802
    3/31/2004           $10,670         $ 8,229      $ 7,839
    4/30/2004           $10,270         $ 8,100      $ 7,445
    5/31/2004           $10,570         $ 8,211      $ 7,593
    6/30/2004           $10,960         $ 8,371      $ 7,846
    7/31/2004           $10,080         $ 8,094      $ 7,142
    8/31/2004           $ 9,840         $ 8,127      $ 6,988
    9/30/2004           $10,360         $ 8,215      $ 7,374
   10/31/2004           $10,500         $ 8,340      $ 7,553
   11/30/2004           $11,090         $ 8,678      $ 8,192
   12/31/2004           $11,480         $ 8,973      $ 8,486
    1/31/2005           $11,000         $ 8,754      $ 8,104
    2/28/2005           $11,290         $ 8,938      $ 8,215
    3/31/2005           $10,970         $ 8,780      $ 7,907
    4/30/2005           $10,270         $ 8,614      $ 7,404
    5/31/2005           $10,930         $ 8,888      $ 7,926
    6/30/2005           $11,280         $ 8,900      $ 8,182
    7/31/2005           $11,920         $ 9,231      $ 8,754
    8/31/2005           $11,660         $ 9,147      $ 8,631
    9/30/2005           $11,760         $ 9,221      $ 8,699
   10/31/2005           $11,210         $ 9,067      $ 8,378
   11/30/2005           $12,010         $ 9,410      $ 8,852
   12/31/2005           $11,900         $ 9,414      $ 8,839
    1/31/2006           $12,840         $ 9,663      $ 9,691
    2/28/2006           $12,990         $ 9,689      $ 9,640
    3/31/2006           $13,380         $ 9,810      $10,108
    4/30/2006           $13,330         $ 9,941      $10,079
    5/31/2006           $12,430         $ 9,655      $ 9,370
    6/30/2006           $12,400         $ 9,668      $ 9,375
    7/31/2006           $11,660         $ 9,728      $ 8,888
    8/31/2006           $11,950         $ 9,959      $ 9,149
    9/30/2006           $11,920         $10,216      $ 9,211
   10/31/2006           $12,530         $10,549      $ 9,807
   11/30/2006           $12,940         $10,750      $10,042
   12/31/2006           $12,919         $10,900      $10,018
    1/31/2007           $13,264         $11,065      $10,205
    2/28/2007           $13,420         $10,849      $10,172
    3/31/2007           $13,454         $10,970      $10,266
    4/30/2007           $13,766         $11,456      $10,535
    5/31/2007           $14,300         $11,856      $11,015
    6/30/2007           $14,144         $11,659      $10,953
    7/31/2007           $13,376         $11,297      $10,384
    8/31/2007           $13,599         $11,467      $10,645
    9/30/2007           $13,966         $11,896      $10,955
   10/31/2007           $14,556         $12,085      $11,448
   11/30/2007           $13,342         $11,580      $10,657
   12/31/2007           $13,241         $11,499      $10,724
    1/31/2008           $11,790         $10,810      $ 9,740
    2/29/2008           $11,265         $10,458      $ 9,403
    3/31/2008           $10,947         $10,413      $ 9,348
    4/30/2008           $11,652         $10,920      $ 9,829
    5/31/2008           $12,329         $11,062      $10,386
    6/30/2008           $11,293         $10,129      $ 9,766
    7/31/2008           $11,237         $10,044      $ 9,994
    8/31/2008           $11,749         $10,189      $10,242
    9/30/2008           $10,394         $ 9,281      $ 9,084
   10/31/2008           $ 8,321         $ 7,723      $ 7,113
   11/30/2008           $ 7,422         $ 7,169      $ 6,252
   12/31/2008           $ 7,741         $ 7,245      $ 6,591
    1/31/2009           $ 7,166         $ 6,634      $ 6,090
    2/28/2009           $ 6,465         $ 5,928      $ 5,459
    3/31/2009           $ 7,208         $ 6,447      $ 5,949
    4/30/2009           $ 8,260         $ 7,064      $ 6,844

Total Returns            -17.40%         -29.36%      -31.56%

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    4/30/09
-------                    -------
1-Year                     -28.78%
5-Year                      -3.78%
Since Inception (1/1/02)    -1.80%

                            CLASS R (1/1/02-4/30/09)

                               (PERFORMANCE GRAPH)

                 FRANKLIN SMALL CAP     S&P 500   RUSSELL 2000
    DATE        GROWTH FUND - CLASS R    INDEX    GROWTH INDEX
-------------   ---------------------   -------   ------------
     1/1/2002           $10,000         $10,000      $10,000
    1/31/2002           $ 9,838         $ 9,854      $ 9,644
    2/28/2002           $ 9,423         $ 9,664      $ 9,020
    3/31/2002           $10,213         $10,027      $ 9,804
    4/30/2002           $ 9,909         $ 9,420      $ 9,592
    5/31/2002           $ 9,463         $ 9,350      $ 9,031
    6/30/2002           $ 8,694         $ 8,684      $ 8,265
    7/31/2002           $ 7,318         $ 8,007      $ 6,995
    8/31/2002           $ 7,288         $ 8,060      $ 6,992
    9/30/2002           $ 6,447         $ 7,184      $ 6,487
   10/31/2002           $ 7,045         $ 7,816      $ 6,815
   11/30/2002           $ 7,743         $ 8,276      $ 7,490
   12/31/2002           $ 7,257         $ 7,790      $ 6,974
    1/31/2003           $ 7,176         $ 7,586      $ 6,784
    2/28/2003           $ 7,014         $ 7,472      $ 6,603
    3/31/2003           $ 6,883         $ 7,545      $ 6,703
    4/30/2003           $ 7,540         $ 8,166      $ 7,338
    5/31/2003           $ 8,280         $ 8,596      $ 8,165
    6/30/2003           $ 8,400         $ 8,706      $ 8,322
    7/31/2003           $ 8,816         $ 8,859      $ 8,951
    8/31/2003           $ 9,686         $ 9,032      $ 9,432
    9/30/2003           $ 9,180         $ 8,936      $ 9,193
   10/31/2003           $10,263         $ 9,442      $ 9,987
   11/30/2003           $10,647         $ 9,525      $10,313
   12/31/2003           $10,739         $10,024      $10,359
    1/31/2004           $11,124         $10,208      $10,903
    2/29/2004           $11,063         $10,350      $10,886
    3/31/2004           $11,022         $10,194      $10,937
    4/30/2004           $10,617         $10,034      $10,388
    5/31/2004           $10,921         $10,172      $10,595
    6/30/2004           $11,335         $10,370      $10,948
    7/31/2004           $10,425         $10,026      $ 9,965
    8/31/2004           $10,193         $10,067      $ 9,750
    9/30/2004           $10,729         $10,176      $10,289
   10/31/2004           $10,881         $10,332      $10,539
   11/30/2004           $11,498         $10,750      $11,430
   12/31/2004           $11,903         $11,115      $11,841
    1/31/2005           $11,406         $10,844      $11,308
    2/28/2005           $11,720         $11,073      $11,463
    3/31/2005           $11,386         $10,877      $11,033
    4/30/2005           $10,668         $10,670      $10,331
    5/31/2005           $11,356         $11,010      $11,059
    6/30/2005           $11,731         $11,025      $11,417
    7/31/2005           $12,388         $11,435      $12,215
    8/31/2005           $12,136         $11,331      $12,043
    9/30/2005           $12,237         $11,423      $12,138
   10/31/2005           $11,670         $11,232      $11,690
   11/30/2005           $12,510         $11,657      $12,351
   12/31/2005           $12,398         $11,661      $12,333
    1/31/2006           $13,390         $11,970      $13,523
    2/28/2006           $13,542         $12,003      $13,450
    3/31/2006           $13,968         $12,152      $14,104
    4/30/2006           $13,917         $12,315      $14,063
    5/31/2006           $12,976         $11,961      $13,074
    6/30/2006           $12,955         $11,977      $13,082
    7/31/2006           $12,186         $12,051      $12,402
    8/31/2006           $12,500         $12,338      $12,765
    9/30/2006           $12,469         $12,655      $12,852
   10/31/2006           $13,118         $13,068      $13,685
   11/30/2006           $13,542         $13,316      $14,012
   12/31/2006           $13,532         $13,503      $13,979
    1/31/2007           $13,891         $13,707      $14,239
    2/28/2007           $14,060         $13,439      $14,194
    3/31/2007           $14,116         $13,590      $14,325
    4/30/2007           $14,441         $14,192      $14,701
    5/31/2007           $15,003         $14,687      $15,370
    6/30/2007           $14,857         $14,443      $15,283
    7/31/2007           $14,049         $13,995      $14,489
    8/31/2007           $14,284         $14,205      $14,854
    9/30/2007           $14,688         $14,736      $15,285
   10/31/2007           $15,306         $14,970      $15,974
   11/30/2007           $14,037         $14,345      $14,870
   12/31/2007           $13,936         $14,245      $14,964
    1/31/2008           $12,418         $13,391      $13,591
    2/29/2008           $11,866         $12,956      $13,121
    3/31/2008           $11,535         $12,900      $13,044
    4/30/2008           $12,295         $13,528      $13,715
    5/31/2008           $13,012         $13,703      $14,491
    6/30/2008           $11,922         $12,548      $13,628
    7/31/2008           $11,866         $12,442      $13,944
    8/31/2008           $12,404         $12,622      $14,291
    9/30/2008           $10,983         $11,498      $12,676
   10/31/2008           $ 8,803         $ 9,567      $ 9,925
   11/30/2008           $ 7,851         $ 8,880      $ 8,724
   12/31/2008           $ 8,183         $ 8,975      $ 9,197
    1/31/2009           $ 7,595         $ 8,218      $ 8,497
    2/28/2009           $ 6,854         $ 7,343      $ 7,617
    3/31/2009           $ 7,637         $ 7,986      $ 8,301
    4/30/2009           $ 8,756         $ 8,751      $ 9,550

Total Returns            -12.44%         -12.49%       -4.50%


                               Annual Report | 41

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS              4/30/09
-------------              -------
1-Year                     -28.32%
5-Year                      -3.29%
Since Inception (5/1/00)    -1.11%

                         ADVISOR CLASS (5/1/00-4/30/09)

                               (PERFORMANCE GRAPH)

                FRANKLIN SMALL CAP GROWTH   S&P 500   RUSSELL 2000
    DATE           FUND - ADVISOR CLASS      INDEX    GROWTH INDEX
-------------   -------------------------   -------   ------------
     5/1/2000             $10,000           $10,000      $10,000
    5/31/2000             $ 9,530           $ 9,795      $ 9,124
    6/30/2000             $11,870           $10,036      $10,303
    7/31/2000             $11,350           $ 9,879      $ 9,420
    8/31/2000             $13,080           $10,493      $10,411
    9/30/2000             $12,490           $ 9,939      $9,894
   10/31/2000             $11,710           $ 9,897      $ 9,091
   11/30/2000             $ 9,630           $ 9,117      $ 7,440
   12/31/2000             $10,240           $ 9,161      $ 7,895
    1/31/2001             $11,390           $ 9,486      $ 8,534
    2/28/2001             $ 9,760           $ 8,621      $ 7,365
    3/31/2001             $ 9,100           $ 8,075      $ 6,695
    4/30/2001             $10,310           $ 8,703      $ 7,515
    5/31/2001             $10,250           $ 8,761      $ 7,689
    6/30/2001             $10,560           $ 8,548      $ 7,898
    7/31/2001             $10,070           $ 8,464      $ 7,225
    8/31/2001             $ 9,550           $ 7,934      $ 6,773
    9/30/2001             $ 7,830           $ 7,293      $ 5,680
   10/31/2001             $ 8,640           $ 7,432      $ 6,227
   11/30/2001             $ 9,420           $ 8,002      $ 6,747
   12/31/2001             $ 9,930           $ 8,072      $ 7,167
    1/31/2002             $ 9,780           $ 7,955      $ 6,912
    2/28/2002             $ 9,370           $ 7,801      $ 6,464
    3/31/2002             $10,160           $ 8,095      $ 7,026
    4/30/2002             $ 9,860           $ 7,604      $ 6,874
    5/31/2002             $ 9,420           $ 7,548      $ 6,472
    6/30/2002             $ 8,660           $ 7,010      $ 5,923
    7/31/2002             $ 7,290           $ 6,464      $ 5,013
    8/31/2002             $ 7,270           $ 6,506      $ 5,011
    9/30/2002             $ 6,430           $ 5,799      $ 4,649
   10/31/2002             $ 7,040           $ 6,310      $ 4,884
   11/30/2002             $ 7,740           $ 6,681      $ 5,368
   12/31/2002             $ 7,250           $ 6,288      $ 4,998
    1/31/2003             $ 7,180           $ 6,124      $ 4,862
    2/28/2003             $ 7,030           $ 6,032      $ 4,733
    3/31/2003             $ 6,890           $ 6,090      $ 4,804
    4/30/2003             $ 7,550           $ 6,592      $ 5,259
    5/31/2003             $ 8,300           $ 6,939      $ 5,851
    6/30/2003             $ 8,430           $ 7,028      $ 5,964
    7/31/2003             $ 8,850           $ 7,152      $ 6,415
    8/31/2003             $ 9,720           $ 7,291      $ 6,760
    9/30/2003             $ 9,220           $ 7,214      $ 6,589
   10/31/2003             $10,310           $ 7,622      $ 7,158
   11/30/2003             $10,700           $ 7,689      $ 7,391
   12/31/2003             $10,800           $ 8,092      $ 7,424
    1/31/2004             $11,190           $ 8,241      $ 7,814
    2/29/2004             $11,140           $ 8,355      $ 7,802
    3/31/2004             $11,100           $ 8,229      $ 7,839
    4/30/2004             $10,690           $ 8,100      $ 7,445
    5/31/2004             $11,010           $ 8,211      $ 7,593
    6/30/2004             $11,430           $ 8,371      $ 7,846
    7/31/2004             $10,510           $ 8,094      $ 7,142
    8/31/2004             $10,280           $ 8,127      $ 6,988
    9/30/2004             $10,820           $ 8,215      $ 7,374
   10/31/2004             $10,980           $ 8,340      $ 7,553
   11/30/2004             $11,610           $ 8,678      $ 8,192
   12/31/2004             $12,020           $ 8,973      $ 8,486
    1/31/2005             $11,530           $ 8,754      $ 8,104
    2/28/2005             $11,850           $ 8,938      $ 8,215
    3/31/2005             $11,520           $ 8,780      $ 7,907
    4/30/2005             $10,790           $ 8,614      $ 7,404
    5/31/2005             $11,500           $ 8,888      $ 7,926
    6/30/2005             $11,880           $ 8,900      $ 8,182
    7/31/2005             $12,550           $ 9,231      $ 8,754
    8/31/2005             $12,300           $ 9,147      $ 8,631
    9/30/2005             $12,410           $ 9,221      $ 8,699
   10/31/2005             $11,840           $ 9,067      $ 8,378
   11/30/2005             $12,690           $ 9,410      $ 8,852
   12/31/2005             $12,590           $ 9,414      $ 8,839
    1/31/2006             $13,600           $ 9,663      $ 9,691
    2/28/2006             $13,760           $ 9,689      $ 9,640
    3/31/2006             $14,200           $ 9,810      $10,108
    4/30/2006             $14,150           $ 9,941      $10,079
    5/31/2006             $13,200           $ 9,655      $ 9,370
    6/30/2006             $13,190           $ 9,668      $ 9,375
    7/31/2006             $12,400           $ 9,728      $ 8,888
    8/31/2006             $12,730           $ 9,959      $ 9,149
    9/30/2006             $12,700           $10,216      $ 9,211
   10/31/2006             $13,370           $10,549      $ 9,807
   11/30/2006             $13,810           $10,750      $10,042
   12/31/2006             $13,810           $10,900      $10,018
    1/31/2007             $14,186           $11,065      $10,205
    2/28/2007             $14,363           $10,849      $10,172
    3/31/2007             $14,418           $10,970      $10,266
    4/30/2007             $14,750           $11,456      $10,535
    5/31/2007             $15,336           $11,856      $11,015
    6/30/2007             $15,192           $11,659      $10,953
    7/31/2007             $14,374           $11,297      $10,384
    8/31/2007             $14,617           $11,467      $10,645
    9/30/2007             $15,037           $11,896      $10,955
   10/31/2007             $15,679           $12,085      $11,448
   11/30/2007             $14,385           $11,580      $10,657
   12/31/2007             $14,300           $11,499      $10,724
    1/31/2008             $12,738           $10,810      $ 9,740
    2/29/2008             $12,186           $10,458      $ 9,403
    3/31/2008             $11,849           $10,413      $ 9,348
    4/30/2008             $12,616           $10,920      $ 9,829
    5/31/2008             $13,370           $11,062      $10,386
    6/30/2008             $12,253           $10,129      $ 9,766
    7/31/2008             $12,199           $10,044      $ 9,994
    8/31/2008             $12,765           $10,189      $10,242
    9/30/2008             $11,297           $ 9,281      $ 9,084
   10/31/2008             $ 9,062           $ 7,723      $ 7,113
   11/30/2008             $ 8,079           $ 7,169      $ 6,252
   12/31/2008             $ 8,443           $ 7,245      $ 6,591
    1/31/2009             $ 7,829           $ 6,634      $ 6,090
    2/28/2009             $ 7,065           $ 5,928      $ 5,459
    3/31/2009             $ 7,884           $ 6,447      $ 5,949
    4/30/2009             $ 9,043           $ 7,064      $ 6,844

Total Returns               -9.57%           -29.36%      -31.56%

ENDNOTES

SMALLER OR NEWER COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS. THEIR GROWTH PROSPECTS ARE LESS CERTAIN THAN THOSE OF LARGER, MORE ESTABLISHED COMPANIES, AND THEY CAN BE VOLATILE. THE FUND IS INTENDED FOR LONG-TERM INVESTORS WHO ARE COMFORTABLE WITH SHORT-TERM FLUCTUATIONS IN SHARE PRICE. THERE ARE SPECIAL RISKS INVOLVED WITH SIGNIFICANT EXPOSURE TO A PARTICULAR SECTOR, INCLUDING INCREASED SUSCEPTIBILITY RELATED TO ECONOMIC, BUSINESS, OR OTHER DEVELOPMENTS AFFECTING THAT SECTOR. THE FUND INCLUDES INVESTMENTS IN THE TECHNOLOGY SECTOR, WHICH HAS BEEN HIGHLY VOLATILE AND INVOLVES SPECIAL RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Source: (C) 2009 Morningstar. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 2000 Growth Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.


                               42 | Annual Report

Your Fund's Expenses

FRANKLIN SMALL CAP GROWTH FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 43

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 11/1/08      VALUE 4/30/09   PERIOD* 11/1/08-4/30/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  996.30           $ 6.73
Hypothetical (5% return before expenses)         $1,000           $1,018.05           $ 6.80
CLASS B
Actual                                           $1,000           $  992.70           $10.18
Hypothetical (5% return before expenses)         $1,000           $1,014.58           $10.29
CLASS C
Actual                                           $1,000           $  992.70           $10.23
Hypothetical (5% return before expenses)         $1,000           $1,014.53           $10.34
CLASS R
Actual                                           $1,000           $  994.70           $ 7.76
Hypothetical (5% return before expenses)         $1,000           $1,017.01           $ 7.85
ADVISOR CLASS
Actual                                           $1,000           $  997.90           $ 5.30
Hypothetical (5% return before expenses)         $1,000           $1,019.49           $ 5.36

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.36%; B: 2.06%; C: 2.07%; R: 1.57%; and
     Advisor: 1.07%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               44 | Annual Report

Franklin Small-Mid Cap Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Small-Mid Cap Growth Fund seeks long-term capital growth by investing at least 80% of its net assets in equity securities of small-cap and mid-cap companies. The Fund defines small-cap companies as those within the market capitalization range of companies in the Russell 2500(TM) Index at the time of purchase, and mid-cap companies as those within the market capitalization range of the Russell Midcap(R) Index at the time of purchase.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin Small-Mid Cap Growth Fund covers the fiscal year ended April 30, 2009.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Small-Mid Cap Growth Fund -Class A had a -31.46% cumulative total return. The Fund performed better than its benchmarks, the Russell Midcap Growth Index and the Standard & Poor's 500 Index (S&P 500), which had total returns of -35.66% and -35.31% for the same period.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 48.

INVESTMENT STRATEGY

We are research-driven, fundamental investors pursuing a growth strategy. As bottom-up investors we focus primarily on finding individual securities that meet our criteria for growth potential, quality and valuation. We search for high-quality companies that have identifiable drivers of future earnings growth. We rely on our team of analysts to help provide in-depth industry expertise and use

(1.) The Russell 2500 Index is market capitalization weighted and measures performance of the 2,500 smallest companies in the Russell 3000 Index, which represent approximately 17% of total market capitalization of the Russell 3000 Index. The Russell Midcap Index is market capitalization weighted and measures performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 26% of total market capitalization of the Russell 1000 Index.

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell Midcap Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 90.


                               Annual Report | 45

PORTFOLIO BREAKDOWN

Franklin Small-Mid Cap Growth Fund
Based on Total Net Assets as of 4/30/09

                                  (BAR CHART)

Information Technology                      27.9%
Health Care                                 21.2%
Industrials                                 13.1%
Consumer Discretionary                      11.4%
Energy                                       8.8%
Financials                                   5.7%
Consumer Staples                             3.4%
Telecommunication Services                   2.4%
Materials                                    1.0%
Utilities                                    0.8%
Short-Term Investments & Other Net Assets    4.3%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

both qualitative and quantitative analysis to evaluate companies. Our analysts identify each company's market opportunity, competitive position, management and financial strength, business and financial risks, and valuation. We choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

MANAGER'S DISCUSSION

Major detractors relative to the Russell Midcap Growth Index during the 12-month reporting period included iStar Financial,(3) a real estate investment trust; Sequenom,(3) which makes a sequencing system to analyze DNA variations; and Smith International, a U.S.-based provider of drilling equipment and services to the oil and gas industries.

From a sector perspective, stock selection in consumer discretionary, financials and telecommunication services had a negative impact on the Fund's relative performance. Our underweighted position in the consumer discretionary sector also hurt Fund returns, and upscale department store chain Nordstrom was a key detractor. In the financials sector, another real estate investment trust that weighed on relative performance besides iStar Financial was FelCor Lodging Trust.(3) Wireless services provider NII Holdings in the telecommunication services sector was another significant detractor.

On the other hand, notable contributors to relative Fund performance during the reporting period included molecular diagnostic test designer Myriad Genetics,(3) and oil and gas exploration and production companies Petrohawk Energy and Southwestern Energy.

Our investments in the energy, industrials and utilities sectors supported the Fund's relative performance. Stock selection in energy and industrials stocks had a positive impact on Fund results. Despite a loss in absolute terms, in the industrials sector, freight and logistics company C.H. Robinson Worldwide was a major relative contributor as it performed better than the overall sector. In addition, an underweighting in utilities, one of the poorest performing sectors, benefited relative Fund performance.

(3.)  This holding is not an index component.


                               46 | Annual Report

Thank you for your continued participation in Franklin Small-Mid Cap Growth Fund. We look forward to serving your future investment needs.

                         (PHOTO OF EDWARD B. JAMIESON)

/s/ Edward B. Jamieson

Edward B. Jamieson
Portfolio Manager
Franklin Small-Mid Cap Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 HOLDINGS

Franklin Small-Mid Cap Growth Fund
4/30/09

COMPANY                         % OF TOTAL
SECTOR/INDUSTRY                 NET ASSETS
---------------                 ----------
Nuance Communications Inc.         2.5%
   INFORMATION TECHNOLOGY
MasterCard Inc., A                 2.5%
   INFORMATION TECHNOLOGY
Precision Castparts Corp.          2.4%
   INDUSTRIALS
Southwestern Energy Co.            2.4%
   ENERGY
Express Scripts Inc.               2.2%
   HEALTH CARE
Silicon Laboratories Inc.          2.2%
   INFORMATION TECHNOLOGY
FLIR Systems Inc.                  1.9%
   INFORMATION TECHNOLOGY
Guess? Inc.                        1.8%
   CONSUMER DISCRETIONARY
Community Health Systems Inc.      1.8%
   HEALTH CARE
AMETEK Inc.                        1.8%
   INDUSTRIALS


                               Annual Report | 47

Performance Summary as of 4/30/09

FRANKLIN SMALL-MID CAP GROWTH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRSGX)                    CHANGE    4/30/09   4/30/08
-----------------------                    -------   -------   -------
Net Asset Value (NAV)                      -$10.36    $22.34    $32.70
DISTRIBUTIONS (5/1/08-4/30/09)
Long-Term Capital Gain           $0.0620

CLASS B (SYMBOL: FBSMX)                    CHANGE    4/30/09   4/30/08
-----------------------                    -------   -------   -------
Net Asset Value (NAV)                       -$9.99    $21.01    $31.00
DISTRIBUTIONS (5/1/08-4/30/09)
Long-Term Capital Gain           $0.0620

CLASS C (SYMBOL: FRSIX)                    CHANGE    4/30/09   4/30/08
-----------------------                    -------   -------   -------
Net Asset Value (NAV)                       -$9.63    $20.29    $29.92
DISTRIBUTIONS (5/1/08-4/30/09)
Long-Term Capital Gain           $0.0620

CLASS R (SYMBOL: FSMRX)                    CHANGE    4/30/09   4/30/08
-----------------------                    -------   -------   -------
Net Asset Value (NAV)                      -$10.21    $21.85    $32.06
DISTRIBUTIONS (5/1/08-4/30/09)
Long-Term Capital Gain           $0.0620

ADVISOR CLASS (SYMBOL: FSGAX)              CHANGE    4/30/09   4/30/08
-----------------------------              -------   -------   -------
Net Asset Value (NAV)                      -$10.53    $22.90    $33.43
DISTRIBUTIONS (5/1/08-4/30/09)
Long-Term Capital Gain           $0.0620


                               48 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                         1-YEAR   5-YEAR   10-YEAR
-------                                         ------   ------   -------
Cumulative Total Return(1)                      -31.46%   -3.34%   +19.10%
Average Annual Total Return(2)                  -35.39%   -1.85%    +1.16%
Value of $10,000 Investment(3)                 $ 6,461   $9,111   $11,227
Avg. Ann. Total Return (3/31/09)(4)             -37.70%   -4.90%    +0.68%
  Total Annual Operating Expenses(5)   1.04%

CLASS B                                         1-YEAR   5-YEAR   INCEPTION (7/1/02)
-------                                         ------   ------   ------------------
Cumulative Total Return(1)                      -31.99%   -6.91%        +12.03%
Average Annual Total Return(2)                  -34.70%   -1.73%         +1.68%
Value of $10,000 Investment(3)                 $ 6,530   $9,165        $11,203
Avg. Ann. Total Return (3/31/09)(4)             -37.05%   -4.79%         -0.06%
  Total Annual Operating Expenses(5)   1.79%

CLASS C                                         1-YEAR   5-YEAR   10-YEAR
-------                                         ------   ------   -------
Cumulative Total Return(1)                      -31.94%   -6.84%   +10.55%
Average Annual Total Return(2)                  -32.62%   -1.41%    +1.01%
Value of $10,000 Investment(3)                 $ 6,738   $9,316   $11,055
Avg. Ann. Total Return (3/31/09)(4)             -35.06%   -4.48%    +0.52%
  Total Annual Operating Expenses(5)   1.79%

CLASS R                                         1-YEAR   5-YEAR   INCEPTION (1/1/02)
-------                                         ------   ------   ------------------
Cumulative Total Return(1)                      -31.62%   -4.51%        -9.60%
Average Annual Total Return(2)                  -31.62%   -0.92%        -1.37%
Value of $10,000 Investment(3)                 $ 6,838   $9,549        $9,040
Avg. Ann. Total Return (3/31/09)(4)             -34.09%   -4.00%        -2.98%
  Total Annual Operating Expenses(5)   1.29%

ADVISOR CLASS                                   1-YEAR   5-YEAR   10-YEAR
-------------                                   ------   ------   -------
Cumulative Total Return(1)                      -31.28%   -2.10%   +22.05%
Average Annual Total Return(2)                  -31.28%   -0.42%    +2.01%
Value of $10,000 Investment(3)                 $ 6,872   $9,790   $12,205
Avg. Ann. Total Return (3/31/09)(4)             -33.74%   -3.52%    +1.52%
  Total Annual Operating Expenses(5)   0.79%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 49

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   4/30/09
-------   -------
1-Year    -35.39%
5-Year     -1.85%
10-Year    +1.16%

                            CLASS A (5/1/99-4/30/09)

                               (PERFORMANCE GRAPH)

                FRANKLIN SMALL-MID CAP   RUSSELL MIDCAP   S&P 500
    DATE         GROWTH FUND - CLASS A    GROWTH INDEX     INDEX
-------------   ----------------------   --------------   -------
     5/1/1999           $ 9,426              $10,000      $10,000
    5/31/1999           $ 9,388              $ 9,871      $ 9,764
    6/30/1999           $10,172              $10,561      $10,306
    7/31/1999           $10,119              $10,224      $ 9,984
    8/31/1999           $10,272              $10,118      $ 9,935
    9/30/1999           $10,646              $10,032      $ 9,662
   10/31/1999           $11,893              $10,808      $10,274
   11/30/1999           $13,667              $11,927      $10,482
   12/31/1999           $17,010              $13,992      $11,100
    1/31/2000           $16,752              $13,989      $10,542
    2/29/2000           $21,127              $16,930      $10,343
    3/31/2000           $19,342              $16,948      $11,354
    4/30/2000           $17,530              $15,302      $11,013
    5/31/2000           $16,378              $14,187      $10,787
    6/30/2000           $18,914              $15,692      $11,053
    7/31/2000           $17,769              $14,699      $10,880
    8/31/2000           $20,209              $16,916      $11,556
    9/30/2000           $19,535              $16,089      $10,946
   10/31/2000           $18,024              $14,987      $10,899
   11/30/2000           $14,162              $11,731      $10,040
   12/31/2000           $15,343              $12,348      $10,089
    1/31/2001           $16,100              $13,054      $10,447
    2/28/2001           $13,057              $10,796      $ 9,495
    3/31/2001           $11,645              $ 9,251      $ 8,893
    4/30/2001           $13,322              $10,793      $ 9,584
    5/31/2001           $13,205              $10,742      $ 9,648
    6/30/2001           $13,065              $10,748      $ 9,414
    7/31/2001           $12,382              $10,023      $ 9,321
    8/31/2001           $11,536              $ 9,296      $ 8,737
    9/30/2001           $ 9,780              $ 7,760      $ 8,032
   10/31/2001           $10,615              $ 8,576      $ 8,185
   11/30/2001           $11,594              $ 9,499      $ 8,813
   12/31/2001           $12,194              $ 9,860      $ 8,890
    1/31/2002           $11,720              $ 9,540      $ 8,760
    2/28/2002           $11,055              $ 8,999      $ 8,591
    3/31/2002           $11,857              $ 9,686      $ 8,915
    4/30/2002           $11,286              $ 9,173      $ 8,374
    5/31/2002           $10,922              $ 8,899      $ 8,312
    6/30/2002           $ 9,886              $ 7,917      $ 7,720
    7/31/2002           $ 8,630              $ 7,148      $ 7,118
    8/31/2002           $ 8,583              $ 7,123      $ 7,165
    9/30/2002           $ 7,828              $ 6,557      $ 6,386
   10/31/2002           $ 8,509              $ 7,065      $ 6,949
   11/30/2002           $ 9,244              $ 7,618      $ 7,358
   12/31/2002           $ 8,587              $ 7,158      $ 6,925
    1/31/2003           $ 8,473              $ 7,087      $ 6,744
    2/28/2003           $ 8,368              $ 7,026      $ 6,643
    3/31/2003           $ 8,379              $ 7,157      $ 6,707
    4/30/2003           $ 9,052              $ 7,644      $ 7,260
    5/31/2003           $ 9,901              $ 8,379      $ 7,642
    6/30/2003           $ 9,956              $ 8,499      $ 7,740
    7/31/2003           $10,206              $ 8,803      $ 7,876
    8/31/2003           $10,734              $ 9,287      $ 8,030
    9/30/2003           $10,394              $ 9,107      $ 7,944
   10/31/2003           $11,223              $ 9,841      $ 8,394
   11/30/2003           $11,607              $10,105      $ 8,468
   12/31/2003           $11,822              $10,215      $ 8,912
    1/31/2004           $12,158              $10,552      $ 9,075
    2/29/2004           $12,166              $10,729      $ 9,202
    3/31/2004           $12,088              $10,709      $ 9,063
    4/30/2004           $11,615              $10,406      $ 8,920
    5/31/2004           $11,978              $10,652      $ 9,043
    6/30/2004           $12,338              $10,822      $ 9,219
    7/31/2004           $11,513              $10,105      $ 8,914
    8/31/2004           $11,360              $ 9,980      $ 8,950
    9/30/2004           $11,818              $10,353      $ 9,047
   10/31/2004           $12,233              $10,704      $ 9,185
   11/30/2004           $12,847              $11,257      $ 9,556
   12/31/2004           $13,363              $11,796      $ 9,882
    1/31/2005           $12,996              $11,480      $ 9,641
    2/28/2005           $13,312              $11,771      $ 9,844
    3/31/2005           $12,867              $11,599      $ 9,669
    4/30/2005           $12,248              $11,140      $ 9,486
    5/31/2005           $12,992              $11,778      $ 9,788
    6/30/2005           $13,383              $11,997      $ 9,802
    7/31/2005           $14,197              $12,697      $10,166
    8/31/2005           $14,185              $12,620      $10,073
    9/30/2005           $14,326              $12,783      $10,155
   10/31/2005           $13,997              $12,407      $ 9,986
   11/30/2005           $14,733              $13,080      $10,363
   12/31/2005           $14,772              $13,223      $10,367
    1/31/2006           $15,595              $14,015      $10,642
    2/28/2006           $15,564              $13,843      $10,670
    3/31/2006           $15,877              $14,230      $10,803
    4/30/2006           $15,826              $14,290      $10,948
    5/31/2006           $14,968              $13,617      $10,633
    6/30/2006           $14,929              $13,562      $10,648
    7/31/2006           $14,447              $13,076      $10,713
    8/31/2006           $14,816              $13,377      $10,968
    9/30/2006           $14,953              $13,682      $11,251
   10/31/2006           $15,427              $14,207      $11,617
   11/30/2006           $16,034              $14,765      $11,838
   12/31/2006           $15,884              $14,632      $12,004
    1/31/2007           $16,363              $15,165      $12,186
    2/28/2007           $16,548              $15,132      $11,948
    3/31/2007           $16,821              $15,212      $12,081
    4/30/2007           $17,469              $15,880      $12,616
    5/31/2007           $18,239              $16,524      $13,057
    6/30/2007           $18,028              $16,237      $12,840
    7/31/2007           $17,591              $15,874      $12,442
    8/31/2007           $17,894              $15,960      $12,628
    9/30/2007           $18,911              $16,586      $13,100
   10/31/2007           $19,416              $17,009      $13,309
   11/30/2007           $17,742              $16,260      $12,752
   12/31/2007           $17,737              $16,304      $12,664
    1/31/2008           $15,899              $15,009      $11,904
    2/29/2008           $15,448              $14,780      $11,518
    3/31/2008           $15,097              $14,519      $11,468
    4/30/2008           $16,380              $15,573      $12,026
    5/31/2008           $17,111              $16,393      $12,182
    6/30/2008           $15,849              $15,194      $11,155
    7/31/2008           $15,293              $14,617      $11,061
    8/31/2008           $15,678              $14,751      $11,221
    9/30/2008           $13,830              $12,497      $10,221
   10/31/2008           $11,130              $ 9,755      $ 8,505
   11/30/2008           $10,153              $ 8,756      $ 7,895
   12/31/2008           $10,196              $ 9,078      $ 7,979
    1/31/2009           $ 9,805              $ 8,669      $ 7,306
    2/28/2009           $ 9,151              $ 8,009      $ 6,528
    3/31/2009           $ 9,980              $ 8,772      $ 7,100
    4/30/2009           $11,227              $10,019      $ 7,779

Total Returns             12.27%                0.19%      -22.21%

AVERAGE ANNUAL TOTAL RETURN

CLASS B                    4/30/09
-------                    -------
1-Year                     -34.70%
5-Year                      -1.73%
Since Inception (7/1/02)    +1.68%

                            CLASS B (7/1/02-4/30/09)

                               (PERFORMANCE GRAPH)

                FRANKLIN SMALL-MID CAP   RUSSELL MIDCAP   S&P 500
     DATE        GROWTH FUND - CLASS B    GROWTH INDEX     INDEX
-------------   ----------------------   --------------   -------
     7/1/2002            $10,000             $10,000      $10,000
    7/31/2002            $ 9,063             $ 9,028      $ 9,220
    8/31/2002            $ 9,001             $ 8,997      $ 9,281
    9/30/2002            $ 8,208             $ 8,282      $ 8,272
   10/31/2002            $ 8,915             $ 8,924      $ 9,000
   11/30/2002            $ 9,684             $ 9,622      $ 9,530
   12/31/2002            $ 8,989             $ 9,041      $ 8,970
    1/31/2003            $ 8,861             $ 8,952      $ 8,735
    2/28/2003            $ 8,751             $ 8,874      $ 8,604
    3/31/2003            $ 8,755             $ 9,039      $ 8,688
    4/30/2003            $ 9,453             $ 9,655      $ 9,403
    5/31/2003            $10,329             $10,584      $ 9,899
    6/30/2003            $10,382             $10,735      $10,025
    7/31/2003            $10,637             $11,118      $10,202
    8/31/2003            $11,180             $11,731      $10,401
    9/30/2003            $10,814             $11,503      $10,290
   10/31/2003            $11,673             $12,430      $10,873
   11/30/2003            $12,063             $12,763      $10,968
   12/31/2003            $12,277             $12,902      $11,543
    1/31/2004            $12,618             $13,328      $11,755
    2/29/2004            $12,622             $13,552      $11,919
    3/31/2004            $12,532             $13,526      $11,739
    4/30/2004            $12,035             $13,144      $11,555
    5/31/2004            $12,400             $13,454      $11,713
    6/30/2004            $12,766             $13,668      $11,941
    7/31/2004            $11,903             $12,763      $11,546
    8/31/2004            $11,739             $12,606      $11,592
    9/30/2004            $12,207             $13,077      $11,718
   10/31/2004            $12,626             $13,520      $11,897
   11/30/2004            $13,251             $14,218      $12,378
   12/31/2004            $13,777             $14,899      $12,800
    1/31/2005            $13,391             $14,501      $12,488
    2/28/2005            $13,707             $14,868      $12,750
    3/31/2005            $13,239             $14,651      $12,525
    4/30/2005            $12,598             $14,071      $12,287
    5/31/2005            $13,350             $14,877      $12,678
    6/30/2005            $13,744             $15,153      $12,696
    7/31/2005            $14,570             $16,038      $13,168
    8/31/2005            $14,550             $15,940      $13,048
    9/30/2005            $14,686             $16,146      $13,154
   10/31/2005            $14,340             $15,671      $12,934
   11/30/2005            $15,080             $16,521      $13,424
   12/31/2005            $15,113             $16,702      $13,428
    1/31/2006            $15,943             $17,702      $13,784
    2/28/2006            $15,902             $17,485      $13,821
    3/31/2006            $16,219             $17,973      $13,993
    4/30/2006            $16,157             $18,049      $14,181
    5/31/2006            $15,269             $17,200      $13,773
    6/30/2006            $15,216             $17,129      $13,792
    7/31/2006            $14,718             $16,516      $13,877
    8/31/2006            $15,080             $16,896      $14,207
    9/30/2006            $15,212             $17,282      $14,573
   10/31/2006            $15,688             $17,945      $15,048
   11/30/2006            $16,293             $18,649      $15,334
   12/31/2006            $16,131             $18,482      $15,549
    1/31/2007            $16,608             $19,155      $15,784
    2/28/2007            $16,785             $19,113      $15,476
    3/31/2007            $17,051             $19,214      $15,649
    4/30/2007            $17,697             $20,057      $16,342
    5/31/2007            $18,467             $20,871      $16,912
    6/30/2007            $18,241             $20,509      $16,631
    7/31/2007            $17,790             $20,050      $16,116
    8/31/2007            $18,082             $20,158      $16,357
    9/30/2007            $19,099             $20,949      $16,969
   10/31/2007            $19,595             $21,484      $17,239
   11/30/2007            $17,896             $20,538      $16,518
   12/31/2007            $17,876             $20,594      $16,403
    1/31/2008            $16,016             $18,957      $15,420
    2/29/2008            $15,554             $18,669      $14,919
    3/31/2008            $15,192             $18,339      $14,854
    4/30/2008            $16,473             $19,669      $15,578
    5/31/2008            $17,195             $20,706      $15,779
    6/30/2008            $15,915             $19,191      $14,449
    7/31/2008            $15,346             $18,462      $14,328
    8/31/2008            $15,724             $18,631      $14,535
    9/30/2008            $13,864             $15,785      $13,240
   10/31/2008            $11,148             $12,321      $11,016
   11/30/2008            $10,165             $11,059      $10,226
   12/31/2008            $10,200             $11,466      $10,335
    1/31/2009            $ 9,800             $10,950      $ 9,463
    2/28/2009            $ 9,145             $10,116      $ 8,456
    3/31/2009            $ 9,960             $11,080      $ 9,197
    4/30/2009            $11,203             $12,655      $10,077

Total Returns              12.03%              26.55%        0.77%


                               50 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS C   4/30/09
-------   -------
1-Year    -32.62%
5-Year     -1.41%
10-Year    +1.01%

                            CLASS C (5/1/99-4/30/09)

                               (PERFORMANCE GRAPH)

                FRANKLIN SMALL-MID CAP   RUSSELL MIDCAP   S&P 500
    DATE         GROWTH FUND - CLASS C    GROWTH INDEX     INDEX
-------------   ----------------------   --------------   -------
     5/1/1999            $10,000             $10,000      $10,000
    5/31/1999            $ 9,955             $ 9,871      $ 9,764
    6/30/1999            $10,777             $10,561      $10,306
    7/31/1999            $10,715             $10,224      $ 9,984
    8/31/1999            $10,868             $10,118      $ 9,935
    9/30/1999            $11,258             $10,032      $ 9,662
   10/31/1999            $12,570             $10,808      $10,274
   11/30/1999            $14,437             $11,927      $10,482
   12/31/1999            $17,953             $13,992      $11,100
    1/31/2000            $17,671             $13,989      $10,542
    2/29/2000            $22,276             $16,930      $10,343
    3/31/2000            $20,379             $16,948      $11,354
    4/30/2000            $18,458             $15,302      $11,013
    5/31/2000            $17,233             $14,187      $10,787
    6/30/2000            $19,891             $15,692      $11,053
    7/31/2000            $18,673             $14,699      $10,880
    8/31/2000            $21,224             $16,916      $11,556
    9/30/2000            $20,504             $16,089      $10,946
   10/31/2000            $18,905             $14,987      $10,899
   11/30/2000            $14,844             $11,731      $10,040
   12/31/2000            $16,069             $12,348      $10,089
    1/31/2001            $16,857             $13,054      $10,447
    2/28/2001            $13,658             $10,796      $ 9,495
    3/31/2001            $12,175             $ 9,251      $ 8,893
    4/30/2001            $13,916             $10,793      $ 9,584
    5/31/2001            $13,791             $10,742      $ 9,648
    6/30/2001            $13,633             $10,748      $ 9,414
    7/31/2001            $12,912             $10,023      $ 9,321
    8/31/2001            $12,025             $ 9,296      $ 8,737
    9/30/2001            $10,184             $ 7,760      $ 8,032
   10/31/2001            $11,050             $ 8,576      $ 8,185
   11/30/2001            $12,058             $ 9,499      $ 8,813
   12/31/2001            $12,675             $ 9,860      $ 8,890
    1/31/2002            $12,175             $ 9,540      $ 8,760
    2/28/2002            $11,479             $ 8,999      $ 8,591
    3/31/2002            $12,304             $ 9,686      $ 8,915
    4/30/2002            $11,700             $ 9,173      $ 8,374
    5/31/2002            $11,317             $ 8,899      $ 8,312
    6/30/2002            $10,238             $ 7,917      $ 7,720
    7/31/2002            $ 8,934             $ 7,148      $ 7,118
    8/31/2002            $ 8,876             $ 7,123      $ 7,165
    9/30/2002            $ 8,093             $ 6,557      $ 6,386
   10/31/2002            $ 8,789             $ 7,065      $ 6,949
   11/30/2002            $ 9,543             $ 7,618      $ 7,358
   12/31/2002            $ 8,859             $ 7,158      $ 6,925
    1/31/2003            $ 8,734             $ 7,087      $ 6,744
    2/28/2003            $ 8,622             $ 7,026      $ 6,643
    3/31/2003            $ 8,626             $ 7,157      $ 6,707
    4/30/2003            $ 9,318             $ 7,644      $ 7,260
    5/31/2003            $10,184             $ 8,379      $ 7,642
    6/30/2003            $10,234             $ 8,499      $ 7,740
    7/31/2003            $10,488             $ 8,803      $ 7,876
    8/31/2003            $11,021             $ 9,287      $ 8,030
    9/30/2003            $10,663             $ 9,107      $ 7,944
   10/31/2003            $11,509             $ 9,841      $ 8,394
   11/30/2003            $11,892             $10,105      $ 8,468
   12/31/2003            $12,104             $10,215      $ 8,912
    1/31/2004            $12,442             $10,552      $ 9,075
    2/29/2004            $12,446             $10,729      $ 9,202
    3/31/2004            $12,358             $10,709      $ 9,063
    4/30/2004            $11,867             $10,406      $ 8,920
    5/31/2004            $12,229             $10,652      $ 9,043
    6/30/2004            $12,596             $10,822      $ 9,219
    7/31/2004            $11,746             $10,105      $ 8,914
    8/31/2004            $11,584             $ 9,980      $ 8,950
    9/30/2004            $12,046             $10,353      $ 9,047
   10/31/2004            $12,462             $10,704      $ 9,185
   11/30/2004            $13,079             $11,257      $ 9,556
   12/31/2004            $13,587             $11,796      $ 9,882
    1/31/2005            $13,204             $11,480      $ 9,641
    2/28/2005            $13,520             $11,771      $ 9,844
    3/31/2005            $13,054             $11,599      $ 9,669
    4/30/2005            $12,421             $11,140      $ 9,486
    5/31/2005            $13,166             $11,778      $ 9,788
    6/30/2005            $13,554             $11,997      $ 9,802
    7/31/2005            $14,370             $12,697      $10,166
    8/31/2005            $14,349             $12,620      $10,073
    9/30/2005            $14,483             $12,783      $10,155
   10/31/2005            $14,141             $12,407      $ 9,986
   11/30/2005            $14,874             $13,080      $10,363
   12/31/2005            $14,907             $13,223      $10,367
    1/31/2006            $15,724             $14,015      $10,642
    2/28/2006            $15,686             $13,843      $10,670
    3/31/2006            $15,994             $14,230      $10,803
    4/30/2006            $15,932             $14,290      $10,948
    5/31/2006            $15,057             $13,617      $10,633
    6/30/2006            $15,007             $13,562      $10,648
    7/31/2006            $14,516             $13,076      $10,713
    8/31/2006            $14,874             $13,377      $10,968
    9/30/2006            $15,003             $13,682      $11,251
   10/31/2006            $15,470             $14,207      $11,617
   11/30/2006            $16,069             $14,765      $11,838
   12/31/2006            $15,905             $14,632      $12,004
    1/31/2007            $16,381             $15,165      $12,186
    2/28/2007            $16,557             $15,132      $11,948
    3/31/2007            $16,817             $15,212      $12,081
    4/30/2007            $17,455             $15,880      $12,616
    5/31/2007            $18,210             $16,524      $13,057
    6/30/2007            $17,990             $16,237      $12,840
    7/31/2007            $17,545             $15,874      $12,442
    8/31/2007            $17,833             $15,960      $12,628
    9/30/2007            $18,835             $16,586      $13,100
   10/31/2007            $19,329             $17,009      $13,309
   11/30/2007            $17,649             $16,260      $12,752
   12/31/2007            $17,633             $16,304      $12,664
    1/31/2008            $15,798             $15,009      $11,904
    2/29/2008            $15,337             $14,780      $11,518
    3/31/2008            $14,984             $14,519      $11,468
    4/30/2008            $16,243             $15,573      $12,026
    5/31/2008            $16,955             $16,393      $12,182
    6/30/2008            $15,695             $15,194      $11,155
    7/31/2008            $15,136             $14,617      $11,061
    8/31/2008            $15,505             $14,751      $11,221
    9/30/2008            $13,670             $12,497      $10,221
   10/31/2008            $10,994             $ 9,755      $ 8,505
   11/30/2008            $10,027             $ 8,756      $ 7,895
   12/31/2008            $10,063             $ 9,078      $ 7,979
    1/31/2009            $ 9,671             $ 8,669      $ 7,306
    2/28/2009            $ 9,022             $ 8,009      $ 6,528
    3/31/2009            $ 9,829             $ 8,772      $ 7,100
    4/30/2009            $11,055             $10,019      $ 7,779

Total Returns              10.55%               0.19%      -22.21%

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    4/30/09
-------                    -------
1-Year                     -31.62%
5-Year                      -0.92%
Since Inception (1/1/02)    -1.37%

                            CLASS R (1/1/02-4/30/09)

                               (PERFORMANCE GRAPH)

                FRANKLIN SMALL-MID CAP   RUSSELL MIDCAP   S&P 500
    DATE         GROWTH FUND - CLASS R    GROWTH INDEX     INDEX
-------------   ----------------------   --------------   -------
     1/1/2002            $10,000             $10,000      $10,000
    1/31/2002            $ 9,612             $ 9,675      $ 9,854
    2/28/2002            $ 9,067             $ 9,127      $ 9,664
    3/31/2002            $ 9,722             $ 9,823      $10,027
    4/30/2002            $ 9,247             $ 9,303      $ 9,420
    5/31/2002            $ 8,952             $ 9,026      $ 9,350
    6/30/2002            $ 8,104             $ 8,030      $ 8,684
    7/31/2002            $ 7,074             $ 7,249      $ 8,007
    8/31/2002            $ 7,029             $ 7,224      $ 8,060
    9/30/2002            $ 6,413             $ 6,650      $ 7,184
   10/31/2002            $ 6,965             $ 7,165      $ 7,816
   11/30/2002            $ 7,568             $ 7,726      $ 8,276
   12/31/2002            $ 7,026             $ 7,259      $ 7,790
    1/31/2003            $ 6,933             $ 7,188      $ 7,586
    2/28/2003            $ 6,846             $ 7,126      $ 7,472
    3/31/2003            $ 6,852             $ 7,258      $ 7,545
    4/30/2003            $ 7,401             $ 7,753      $ 8,166
    5/31/2003            $ 8,094             $ 8,498      $ 8,596
    6/30/2003            $ 8,132             $ 8,620      $ 8,706
    7/31/2003            $ 8,338             $ 8,928      $ 8,859
    8/31/2003            $ 8,766             $ 9,419      $ 9,032
    9/30/2003            $ 8,486             $ 9,237      $ 8,936
   10/31/2003            $ 9,163             $ 9,981      $ 9,442
   11/30/2003            $ 9,471             $10,248      $ 9,525
   12/31/2003            $ 9,645             $10,360      $10,024
    1/31/2004            $ 9,917             $10,702      $10,208
    2/29/2004            $ 9,924             $10,882      $10,350
    3/31/2004            $ 9,856             $10,861      $10,194
    4/30/2004            $ 9,468             $10,554      $10,034
    5/31/2004            $ 9,763             $10,803      $10,172
    6/30/2004            $10,052             $10,975      $10,370
    7/31/2004            $ 9,378             $10,248      $10,026
    8/31/2004            $ 9,253             $10,122      $10,067
    9/30/2004            $ 9,625             $10,500      $10,176
   10/31/2004            $ 9,962             $10,856      $10,332
   11/30/2004            $10,456             $11,417      $10,750
   12/31/2004            $10,877             $11,964      $11,115
    1/31/2005            $10,575             $11,643      $10,844
    2/28/2005            $10,833             $11,938      $11,073
    3/31/2005            $10,466             $11,764      $10,877
    4/30/2005            $ 9,962             $11,298      $10,670
    5/31/2005            $10,562             $11,945      $11,010
    6/30/2005            $10,881             $12,168      $11,025
    7/31/2005            $11,538             $12,878      $11,435
    8/31/2005            $11,526             $12,799      $11,331
    9/30/2005            $11,638             $12,965      $11,423
   10/31/2005            $11,368             $12,583      $11,232
   11/30/2005            $11,962             $13,266      $11,657
   12/31/2005            $11,995             $13,411      $11,661
    1/31/2006            $12,656             $14,214      $11,970
    2/28/2006            $12,630             $14,039      $12,003
    3/31/2006            $12,884             $14,432      $12,152
    4/30/2006            $12,839             $14,493      $12,315
    5/31/2006            $12,143             $13,811      $11,961
    6/30/2006            $12,104             $13,754      $11,977
    7/31/2006            $11,716             $13,261      $12,051
    8/31/2006            $12,008             $13,567      $12,338
    9/30/2006            $12,117             $13,876      $12,655
   10/31/2006            $12,502             $14,409      $13,068
   11/30/2006            $12,990             $14,975      $13,316
   12/31/2006            $12,864             $14,840      $13,503
    1/31/2007            $13,251             $15,380      $13,707
    2/28/2007            $13,396             $15,347      $13,439
    3/31/2007            $13,617             $15,428      $13,590
    4/30/2007            $14,138             $16,105      $14,192
    5/31/2007            $14,756             $16,758      $14,687
    6/30/2007            $14,583             $16,468      $14,443
    7/31/2007            $14,228             $16,099      $13,995
    8/31/2007            $14,469             $16,186      $14,205
    9/30/2007            $15,287             $16,821      $14,736
   10/31/2007            $15,692             $17,251      $14,970
   11/30/2007            $14,335             $16,491      $14,345
   12/31/2007            $14,331             $16,536      $14,245
    1/31/2008            $12,842             $15,222      $13,391
    2/29/2008            $12,475             $14,990      $12,956
    3/31/2008            $12,190             $14,725      $12,900
    4/30/2008            $13,222             $15,794      $13,528
    5/31/2008            $13,807             $16,626      $13,703
    6/30/2008            $12,788             $15,410      $12,548
    7/31/2008            $12,335             $14,825      $12,442
    8/31/2008            $12,644             $14,960      $12,622
    9/30/2008            $11,151             $12,675      $11,498
   10/31/2008            $ 8,970             $ 9,893      $ 9,567
   11/30/2008            $ 8,186             $ 8,880      $ 8,880
   12/31/2008            $ 8,217             $ 9,207      $ 8,975
    1/31/2009            $ 7,898             $ 8,792      $ 8,218
    2/28/2009            $ 7,373             $ 8,123      $ 7,343
    3/31/2009            $ 8,035             $ 8,897      $ 7,986
    4/30/2009            $ 9,040             $10,161      $ 8,751

Total Returns              -9.60%               1.61%      -12.49%


                               Annual Report | 51

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS   4/30/09
-------------   -------
1-Year          -31.28%
5-Year           -0.42%
10-Year          +2.01%

                         ADVISOR CLASS (5/1/99-4/30/09)

                               (PERFORMANCE GRAPH)

                   FRANKLIN SMALL-MID CAP     RUSSELL MIDCAP   S&P 500
     DATE       GROWTH FUND - ADVISOR CLASS    GROWTH INDEX     INDEX
-------------   ---------------------------   --------------   -------
     5/1/1999              $10,000                $10,000      $10,000
    5/31/1999              $ 9,960                $ 9,871      $ 9,764
    6/30/1999              $10,792                $10,561      $10,306
    7/31/1999              $10,740                $10,224      $ 9,984
    8/31/1999              $10,901                $10,118      $ 9,935
    9/30/1999              $11,302                $10,032      $ 9,662
   10/31/1999              $12,631                $10,808      $10,274
   11/30/1999              $14,523                $11,927      $10,482
   12/31/1999              $18,072                $13,992      $11,100
    1/31/2000              $17,803                $13,989      $10,542
    2/29/2000              $22,454                $16,930      $10,343
    3/31/2000              $20,563                $16,948      $11,354
    4/30/2000              $18,643                $15,302      $11,013
    5/31/2000              $17,424                $14,187      $10,787
    6/30/2000              $20,127                $15,692      $11,053
    7/31/2000              $18,912                $14,699      $10,880
    8/31/2000              $21,512                $16,916      $11,556
    9/30/2000              $20,799                $16,089      $10,946
   10/31/2000              $19,193                $14,987      $10,899
   11/30/2000              $15,085                $11,731      $10,040
   12/31/2000              $16,345                $12,348      $10,089
    1/31/2001              $17,159                $13,054      $10,447
    2/28/2001              $13,911                $10,796      $ 9,495
    3/31/2001              $12,411                $ 9,251      $ 8,893
    4/30/2001              $14,200                $10,793      $ 9,584
    5/31/2001              $14,081                $10,742      $ 9,648
    6/30/2001              $13,932                $10,748      $ 9,414
    7/31/2001              $13,209                $10,023      $ 9,321
    8/31/2001              $12,304                $ 9,296      $ 8,737
    9/30/2001              $10,432                $ 7,760      $ 8,032
   10/31/2001              $11,325                $ 8,576      $ 8,185
   11/30/2001              $12,370                $ 9,499      $ 8,813
   12/31/2001              $13,016                $ 9,860      $ 8,890
    1/31/2002              $12,509                $ 9,540      $ 8,760
    2/28/2002              $11,806                $ 8,999      $ 8,591
    3/31/2002              $12,663                $ 9,686      $ 8,915
    4/30/2002              $12,056                $ 9,173      $ 8,374
    5/31/2002              $11,669                $ 8,899      $ 8,312
    6/30/2002              $10,563                $ 7,917      $ 7,720
    7/31/2002              $ 9,225                $ 7,148      $ 7,118
    8/31/2002              $ 9,175                $ 7,123      $ 7,165
    9/30/2002              $ 8,372                $ 6,557      $ 6,386
   10/31/2002              $ 9,096                $ 7,065      $ 6,949
   11/30/2002              $ 9,890                $ 7,618      $ 7,358
   12/31/2002              $ 9,187                $ 7,158      $ 6,925
    1/31/2003              $ 9,067                $ 7,087      $ 6,744
    2/28/2003              $ 8,959                $ 7,026      $ 6,643
    3/31/2003              $ 8,971                $ 7,157      $ 6,707
    4/30/2003              $ 9,694                $ 7,644      $ 7,260
    5/31/2003              $10,605                $ 8,379      $ 7,642
    6/30/2003              $10,667                $ 8,499      $ 7,740
    7/31/2003              $10,937                $ 8,803      $ 7,876
    8/31/2003              $11,507                $ 9,287      $ 8,030
    9/30/2003              $11,141                $ 9,107      $ 7,944
   10/31/2003              $12,035                $ 9,841      $ 8,394
   11/30/2003              $12,446                $10,105      $ 8,468
   12/31/2003              $12,679                $10,215      $ 8,912
    1/31/2004              $13,045                $10,552      $ 9,075
    2/29/2004              $13,058                $10,729      $ 9,202
    3/31/2004              $12,974                $10,709      $ 9,063
    4/30/2004              $12,467                $10,406      $ 8,920
    5/31/2004              $12,862                $10,652      $ 9,043
    6/30/2004              $13,249                $10,822      $ 9,219
    7/31/2004              $12,368                $10,105      $ 8,914
    8/31/2004              $12,205                $ 9,980      $ 8,950
    9/30/2004              $12,700                $10,353      $ 9,047
   10/31/2004              $13,149                $10,704      $ 9,185
   11/30/2004              $13,810                $11,257      $ 9,556
   12/31/2004              $14,371                $11,796      $ 9,882
    1/31/2005              $13,980                $11,480      $ 9,641
    2/28/2005              $14,321                $11,771      $ 9,844
    3/31/2005              $13,843                $11,599      $ 9,669
    4/30/2005              $13,182                $11,140      $ 9,486
    5/31/2005              $13,985                $11,778      $ 9,788
    6/30/2005              $14,409                $11,997      $ 9,802
    7/31/2005              $15,286                $12,697      $10,166
    8/31/2005              $15,278                $12,620      $10,073
    9/30/2005              $15,435                $12,783      $10,155
   10/31/2005              $15,082                $12,407      $ 9,986
   11/30/2005              $15,876                $13,080      $10,363
   12/31/2005              $15,926                $13,223      $10,367
    1/31/2006              $16,814                $14,015      $10,642
    2/28/2006              $16,781                $13,843      $10,670
    3/31/2006              $17,127                $14,230      $10,803
    4/30/2006              $17,077                $14,290      $10,948
    5/31/2006              $16,155                $13,617      $10,633
    6/30/2006              $16,113                $13,562      $10,648
    7/31/2006              $15,600                $13,076      $10,713
    8/31/2006              $15,997                $13,377      $10,968
    9/30/2006              $16,151                $13,682      $11,251
   10/31/2006              $16,668                $14,207      $11,617
   11/30/2006              $17,323                $14,765      $11,838
   12/31/2006              $17,164                $14,632      $12,004
    1/31/2007              $17,692                $15,165      $12,186
    2/28/2007              $17,893                $15,132      $11,948
    3/31/2007              $18,193                $15,212      $12,081
    4/30/2007              $18,896                $15,880      $12,616
    5/31/2007              $19,732                $16,524      $13,057
    6/30/2007              $19,513                $16,237      $12,840
    7/31/2007              $19,043                $15,874      $12,442
    8/31/2007              $19,374                $15,960      $12,628
    9/30/2007              $20,480                $16,586      $13,100
   10/31/2007              $21,030                $17,009      $13,309
   11/30/2007              $19,218                $16,260      $12,752
   12/31/2007              $19,217                $16,304      $12,664
    1/31/2008              $17,230                $15,009      $11,904
    2/29/2008              $16,747                $14,780      $11,518
    3/31/2008              $16,369                $14,519      $11,468
    4/30/2008              $17,761                $15,573      $12,026
    5/31/2008              $18,558                $16,393      $12,182
    6/30/2008              $17,193                $15,194      $11,155
    7/31/2008              $16,593                $14,617      $11,061
    8/31/2008              $17,012                $14,751      $11,221
    9/30/2008              $15,015                $12,497      $10,221
   10/31/2008              $12,082                $ 9,755      $ 8,505
   11/30/2008              $11,030                $ 8,756      $ 7,895
   12/31/2008              $11,081                $ 9,078      $ 7,979
    1/31/2009              $10,654                $ 8,669      $ 7,306
    2/28/2009              $ 9,946                $ 8,009      $ 6,528
    3/31/2009              $10,846                $ 8,772      $ 7,100
    4/30/2009              $12,205                $10,019      $ 7,779

Total Returns                22.05%                  0.19%      -22.21%

ENDNOTES

INVESTORS SHOULD BE COMFORTABLE WITH FLUCTUATIONS IN THE VALUE OF THEIR INVESTMENT, AS SMALL AND MIDSIZED COMPANY STOCKS CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. SMALLER OR RELATIVELY NEW OR UNSEASONED COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS, AND THEIR PROSPECTS FOR GROWTH ARE LESS CERTAIN THAN THOSE OF LARGER, MORE ESTABLISHED COMPANIES. THE FUND INCLUDES INVESTMENTS IN THE TECHNOLOGY SECTOR, WHICH HAS BEEN HIGHLY VOLATILE AND INVOLVES SPECIAL RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Source: (C) 2009 Morningstar. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell Midcap Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.


                               52 | Annual Report

Your Fund's Expenses

FRANKLIN SMALL-MID CAP GROWTH FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 53

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/08     VALUE 4/30/09    PERIOD* 11/1/08-4/30/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000          $1,008.70               $5.23
Hypothetical (5% return before expenses)         $1,000          $1,019.59               $5.26
CLASS B
Actual                                           $1,000          $1,004.90               $8.90
Hypothetical (5% return before expenses)         $1,000          $1,015.92               $8.95
CLASS C
Actual                                           $1,000          $1,005.60               $8.90
Hypothetical (5% return before expenses)         $1,000          $1,015.92               $8.95
CLASS R
Actual                                           $1,000          $1,007.90               $6.47
Hypothetical (5% return before expenses)         $1,000          $1,018.35               $6.51
ADVISOR CLASS
Actual                                           $1,000          $1,010.20               $3.99
Hypothetical (5% return before expenses)         $1,000          $1,020.83               $4.01

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.05%; B: 1.79%; C: 1.79%; R: 1.30%; and
     Advisor: 0.80%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               54 | Annual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN FLEX CAP GROWTH FUND

                                                                          YEAR ENDED APRIL 30,
                                                   ------------------------------------------------------------------
CLASS A                                               2009          2008            2007         2006         2005
-------                                            ----------    ----------      ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $    45.77    $    45.15      $    42.45   $    35.26   $    33.76
                                                   ----------    ----------      ----------   ----------   ----------
Income from investment operations(a):
   Net investment income (loss)(b) .............        (0.03)        (0.05)           0.06         0.11        (0.10)
   Net realized and unrealized gains (losses) ..       (13.28)         1.43            2.70         7.08         1.60
                                                   ----------    ----------      ----------   ----------   ----------
Total from investment operations ...............       (13.31)         1.38            2.76         7.19         1.50
                                                   ----------    ----------      ----------   ----------   ----------
Less distributions from:
   Net investment income .......................           --         (0.02)          (0.06)          --           --
   Net realized gains ..........................           --         (0.74)             --           --           --
                                                   ----------    ----------      ----------   ----------   ----------
Total distributions ............................           --         (0.76)          (0.06)          --           --
                                                   ----------    ----------      ----------   ----------   ----------
Redemption fees(c, d) ..........................           --            --              --           --           --
                                                   ----------    ----------      ----------   ----------   ----------
Net asset value, end of year ...................   $    32.46    $    45.77      $    45.15   $    42.45   $    35.26
                                                   ==========    ==========      ==========   ==========   ==========
Total return(e) ................................       (29.08)%        2.98%           6.50%       20.39%        4.44%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ....................................         1.00%         0.93%(g)        0.96%        0.93%        0.96%
Net investment income (loss) ...................        (0.08)%       (0.10)%          0.15%        0.27%       (0.29)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $1,370,025    $2,011,348      $1,977,605   $2,070,364   $1,505,342
Portfolio turnover rate ........................        35.95%        36.70%          62.54%       66.63%       41.91%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Ratio of expenses to average net assets before waiver and payments by affiliates was 0.94%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 55

Franklin Strategic Series

FRANKLIN FLEX CAP GROWTH FUND

                                                                     YEAR ENDED APRIL 30,
                                                   --------------------------------------------------------
CLASS B                                              2009       2008         2007        2006        2005
-------                                            -------    -------      --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 42.66    $ 42.43      $  40.14    $  33.59    $  32.40
                                                   -------    -------      --------    --------    --------
Income from investment operations(a):
   Net investment income (loss)(b) .............     (0.29)     (0.37)        (0.23)      (0.19)      (0.35)
   Net realized and unrealized gains (losses) ..    (12.33)      1.34          2.52        6.74        1.54
                                                   -------    -------      --------    --------    --------
Total from investment operations ...............    (12.62)      0.97          2.29        6.55        1.19
                                                   -------    -------      --------    --------    --------
Less distributions from net realized gains .....        --      (0.74)           --          --          --
                                                   -------    -------      --------    --------    --------
Redemption fees(c, d) ..........................        --         --            --          --          --
                                                   -------    -------      --------    --------    --------
Net asset value, end of year ...................   $ 30.04    $ 42.66      $  42.43    $  40.14    $  33.59
                                                   =======    =======      ========    ========    ========
Total return(e) ................................    (29.58)%     2.19%         5.71%      19.50%       3.67%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ....................................      1.75%      1.68%(g)      1.71%       1.68%       1.70%
Net investment income (loss) ...................     (0.83)%    (0.85)%       (0.60)%     (0.48)%     (1.03)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $42,485    $95,600      $118,806    $143,477    $136,052
Portfolio turnover rate ........................     35.95%     36.70%        62.54%      66.63%      41.91%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Ratio of expenses to average net assets before waiver and payments by affiliates was 1.69%.

The accompanying notes are an integral part of these financial statements.


                               56 | Annual Report

Franklin Strategic Series

FRANKLIN FLEX CAP GROWTH FUND

                                                                     YEAR ENDED APRIL 30,
                                                   ----------------------------------------------------------
CLASS C                                              2009        2008          2007        2006        2005
-------                                            --------    --------      --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  42.76    $  42.52      $  40.22    $  33.66    $  32.47
                                                   --------    --------      --------    --------    --------
Income from investment operations(a):
   Net investment income (loss)(b) .............      (0.28)      (0.37)        (0.23)      (0.18)      (0.35)
   Net realized and unrealized gains (losses) ..     (12.38)       1.35          2.53        6.74        1.54
                                                   --------    --------      --------    --------    --------
Total from investment operations ...............     (12.66)       0.98          2.30        6.56        1.19
                                                   --------    --------      --------    --------    --------
Less distributions from net realized gains .....         --       (0.74)           --          --          --
                                                   --------    --------      --------    --------    --------
Redemption fees(c,d) ...........................         --          --            --          --          --
                                                   --------    --------      --------    --------    --------
Net asset value, end of year ...................   $  30.10    $  42.76      $  42.52    $  40.22    $  33.66
                                                   ========    ========      ========    ========    ========
Total return(e) ................................     (29.61)%      2.21%         5.72%      19.49%       3.67%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ....................................       1.74%       1.68%(g)      1.69%       1.68%       1.71%
Net investment income (loss) ...................      (0.82)%     (0.85)%       (0.58)%     (0.48)%     (1.04)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $243,308    $375,822      $371,164    $388,478    $296,868
Portfolio turnover rate ........................      35.95%      36.70%        62.54%      66.63%      41.91%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Ratio of expenses to average net assets before waiver and payments by affiliates was 1.69%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 57

Franklin Strategic Series

FRANKLIN FLEX CAP GROWTH FUND

                                                                   YEAR ENDED APRIL 30,
                                                   -----------------------------------------------------
CLASS R                                              2009       2008         2007       2006      2005
-------                                            -------    -------      -------    -------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 45.10    $ 44.61      $ 42.01    $ 34.98   $ 33.57
                                                   -------    -------      -------    -------   -------
Income from investment operations(a):
   Net investment income (loss)(b) .............     (0.12)     (0.16)       (0.04)      0.01     (0.19)
   Net realized and unrealized gains (losses) ..    (13.07)      1.41         2.66       7.02      1.60
                                                   -------    -------      -------    -------   -------
Total from investment operations ...............    (13.19)      1.25         2.62       7.03      1.41
                                                   -------    -------      -------    -------   -------
Less distributions from:
   Net investment income .......................        --      (0.02)       (0.02)        --        --
   Net realized gains ..........................        --      (0.74)          --         --        --
                                                   -------    -------      -------    -------   -------
Total distributions ............................        --      (0.76)       (0.02)        --        --
                                                   -------    -------      -------    -------   -------
Redemption fees(c,d) ...........................        --         --           --         --        --
                                                   -------    -------      -------    -------   -------
Net asset value, end of year ...................   $ 31.91    $ 45.10      $ 44.61    $ 42.01   $ 34.98
                                                   =======    =======      =======    =======   =======
Total return(e) ................................    (29.25)%     2.73%        6.25%     20.07%     4.20%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ....................................      1.25%      1.18%(g)     1.21%      1.18%     1.21%
Net investment income (loss) ...................     (0.33)%    (0.35)%      (0.10)%     0.02%    (0.54)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $43,940    $66,250      $81,398    $91,229   $69,103
Portfolio turnover rate ........................     35.95%     36.70%       62.54%     66.63%    41.91%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Ratio of expenses to average net assets before waiver and payments by affiliates was 1.19%.

   The accompanying notes are an integral part of these financial statements.


                               58 | Annual Report

Franklin Strategic Series

FRANKLIN FLEX CAP GROWTH FUND

                                                                    YEAR ENDED APRIL 30,
                                                   ------------------------------------------------------
ADVISOR CLASS                                        2009        2008         2007       2006     2005(a)
-------------                                      --------    --------     --------   --------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  46.15    $  45.41     $  42.63   $  35.32   $ 33.35
                                                   --------    --------     --------   --------   -------
Income from investment operations(b):
   Net investment income (loss)(c) .............       0.07        0.07         0.16       0.23     (0.01)
   Net realized and unrealized gains (losses) ..     (13.40)       1.43         2.71       7.08      1.98
                                                   --------    --------     --------   --------   -------
Total from investment operations ...............     (13.33)       1.50         2.87       7.31      1.97
                                                   --------    --------     --------   --------   -------
Less distributions from:
   Net investment income .......................         --       (0.02)       (0.09)        --        --
   Net realized gains ..........................         --       (0.74)          --         --        --
                                                   --------    --------     --------   --------   -------
Total distributions ............................         --       (0.76)       (0.09)        --        --
                                                   --------    --------     --------   --------   -------
Redemption fees(d, e) ..........................         --          --           --         --        --
                                                   --------    --------     --------   --------   -------
Net asset value, end of year ...................   $  32.82    $  46.15     $  45.41   $  42.63   $ 35.32
                                                   ========    ========     ========   ========   =======
Total return(f) ................................     (28.88)%      3.23%        6.77%     20.67%     5.91%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses(h) ....................................       0.75%       0.68%(i)     0.71%      0.68%     0.71%
Net investment income (loss) ...................       0.17%       0.15%        0.40%      0.52%    (0.04)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $364,798    $348,245     $297,856   $209,680   $71,193
Portfolio turnover rate ........................      35.95%      36.70%       62.54%     66.63%    41.91%

(a)  For the period August 2, 2004 (effective date) to April 30, 2005.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

(i) Ratio of expenses to average net assets before waiver and payments by affiliates was 0.69%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 59

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2009

       FRANKLIN FLEX CAP GROWTH FUND                                                 SHARES          VALUE
       -----------------------------                                               ----------   --------------
       COMMON STOCKS 96.7%
       AUTOMOBILES & COMPONENTS 0.7%
       Johnson Controls Inc. ...................................................      800,000   $   15,208,000
                                                                                                --------------
       BANKS 0.7%
       Wells Fargo & Co. .......................................................      699,800       14,002,998
                                                                                                --------------
       CAPITAL GOODS 5.8%
       AMETEK Inc. .............................................................      600,000       19,326,000
       Danaher Corp. ...........................................................      600,000       35,064,000
   (a) Jacobs Engineering Group Inc. ...........................................      330,000       12,553,200
       Precision Castparts Corp. ...............................................      400,000       29,944,000
   (a) SunPower Corp., A .......................................................      375,000       10,267,500
       United Technologies Corp. ...............................................      250,000       12,210,000
                                                                                                --------------
                                                                                                   119,364,700
                                                                                                --------------
       COMMERCIAL & PROFESSIONAL SERVICES 1.4%
   (a) Stericycle Inc. .........................................................      600,000       28,248,000
                                                                                                --------------
       CONSUMER SERVICES 0.5%
   (a) ITT Educational Services Inc. ...........................................      100,000       10,077,000
                                                                                                --------------
       DIVERSIFIED FINANCIALS 2.0%
       BlackRock Inc. ..........................................................      145,000       21,245,400
       T. Rowe Price Group Inc. ................................................      500,000       19,260,000
                                                                                                --------------
                                                                                                    40,505,400
                                                                                                --------------
       ENERGY 8.8%
       Devon Energy Corp. ......................................................      425,000       22,036,250
   (a) FMC Technologies Inc. ...................................................      500,000       17,115,000
       Occidental Petroleum Corp. ..............................................      400,000       22,516,000
   (a) Petrohawk Energy Corp. ..................................................    1,100,000       25,960,000
       Range Resources Corp. ...................................................      575,000       22,982,750
       Schlumberger Ltd. .......................................................      450,000       22,045,500
       Smith International Inc. ................................................      800,000       20,680,000
       XTO Energy Inc. .........................................................      800,000       27,728,000
                                                                                                --------------
                                                                                                   181,063,500
                                                                                                --------------
       FOOD & STAPLES RETAILING 1.9%
       CVS Caremark Corp. ......................................................    1,250,000       39,725,000
                                                                                                --------------
       FOOD, BEVERAGE & TOBACCO 2.7%
   (a) Hansen Natural Corp. ....................................................      600,000       24,456,000
       PepsiCo Inc. ............................................................      650,000       32,344,000
                                                                                                --------------
                                                                                                    56,800,000
                                                                                                --------------
       HEALTH CARE EQUIPMENT & SERVICES 7.7%
       Baxter International Inc. ...............................................      500,000       24,250,000
       C. R. Bard Inc. .........................................................      368,300       26,381,329
   (a) DaVita Inc. .............................................................      400,000       18,548,000
   (a) Express Scripts Inc. ....................................................      550,000       35,183,500
       Stryker Corp. ...........................................................      450,000       17,419,500
   (a) Varian Medical Systems Inc. .............................................      250,000        8,342,500
   (a) VCA Antech Inc. .........................................................    1,150,000       28,773,000
                                                                                                --------------
                                                                                                   158,897,829
                                                                                                --------------


                               60 | Annual Report

Franklin Strategic Series

       FRANKLIN FLEX CAP GROWTH FUND                                                 SHARES          VALUE
       -----------------------------                                               ----------   --------------
       COMMON STOCKS (CONTINUED)
       HOUSEHOLD & PERSONAL PRODUCTS 3.0%
       Clorox Co. ..............................................................      450,000   $   25,222,500
   (a) Mead Johnson Nutrition Co. , A ..........................................      325,000        9,181,250
       The Procter & Gamble Co. ................................................      550,000       27,192,000
                                                                                                --------------
                                                                                                    61,595,750
                                                                                                --------------
       INSURANCE 1.4%
       AFLAC Inc. ..............................................................      575,000       16,611,750
       Assurant Inc. ...........................................................      500,000       12,220,000
                                                                                                --------------
                                                                                                    28,831,750
                                                                                                --------------
       MATERIALS 4.4%
       Ecolab Inc. .............................................................    1,000,000       38,550,000
       Praxair Inc. ............................................................      700,000       52,227,000
                                                                                                --------------
                                                                                                    90,777,000
                                                                                                --------------
       MEDIA 1.2%
   (a) The DIRECTV Group Inc. ..................................................      550,000       13,601,500
       The Walt Disney Co. .....................................................      500,000       10,950,000
                                                                                                --------------
                                                                                                    24,551,500
                                                                                                --------------
       PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 8.6%
       Abbott Laboratories .....................................................      375,000       15,693,750
   (a) Celgene Corp. ...........................................................      575,000       24,564,000
   (a) Covance Inc. ............................................................      250,000        9,820,000
   (a) Gilead Sciences Inc. ....................................................    1,025,000       46,945,000
       Johnson & Johnson .......................................................      500,000       26,180,000
       Schering-Plough Corp. ...................................................    1,500,000       34,530,000
   (a) Waters Corp. ............................................................      450,000       19,876,500
                                                                                                --------------
                                                                                                   177,609,250
                                                                                                --------------
       RETAILING 1.8%
   (a) Amazon.com Inc. .........................................................      275,000       22,143,000
       PetSmart Inc. ...........................................................      700,000       16,016,000
                                                                                                --------------
                                                                                                    38,159,000
                                                                                                --------------
       SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 3.0%
       Altera Corp. ............................................................      850,000       13,863,500
   (a) Lam Research Corp. ......................................................      600,000       16,728,000
       Microchip Technology Inc. ...............................................    1,350,000       31,050,000
                                                                                                --------------
                                                                                                    61,641,500
                                                                                                --------------
       SOFTWARE & SERVICES 19.9%
       Accenture Ltd. , A ......................................................      800,000       23,544,000
   (a) Activision Blizzard Inc. ................................................    2,500,000       26,925,000
   (a) Adobe Systems Inc. ......................................................      950,000       25,982,500
   (a) Alliance Data Systems Corp. .............................................      300,000       12,561,000
   (a) Autodesk Inc. ...........................................................      600,000       11,964,000
   (a) Concur Technologies Inc. ................................................      500,000       13,535,000
       FactSet Research Systems Inc. ...........................................      600,000       32,154,000
   (a) Google Inc., A ..........................................................      133,000       52,664,010
       MasterCard Inc., A ......................................................      260,000       47,697,000
   (a) Nuance Communications Inc. ..............................................    1,600,000       21,360,000


                               Annual Report | 61

Franklin Strategic Series

       FRANKLIN FLEX CAP GROWTH FUND                                                 SHARES          VALUE
       -----------------------------                                               ----------   --------------
       COMMON STOCKS (CONTINUED)
       SOFTWARE & SERVICES (CONTINUED)
       Oracle Corp. ............................................................    2,350,000   $   45,449,000
       Paychex Inc. ............................................................    1,050,000       28,360,500
       Quality Systems Inc. ....................................................      250,000       13,405,000
   (a) Salesforce.com Inc. .....................................................      300,000       12,843,000
       Visa Inc., A ............................................................      650,000       42,224,000
                                                                                                --------------
                                                                                                   410,668,010
                                                                                                --------------
       TECHNOLOGY HARDWARE & EQUIPMENT 14.9%
   (a) Apple Inc. ..............................................................      467,600       58,838,108
   (a) Cisco Systems Inc. ......................................................    3,000,000       57,960,000
   (a) FLIR Systems Inc. .......................................................    1,933,500       42,885,030
       Hewlett-Packard Co. .....................................................    1,000,000       35,980,000
       QUALCOMM Inc. ...........................................................    1,550,000       65,596,000
   (a) Research In Motion Ltd. (Canada) ........................................      350,000       24,325,000
   (a) Trimble Navigation Ltd. .................................................    1,050,000       22,512,000
                                                                                                --------------
                                                                                                   308,096,138
                                                                                                --------------
       TELECOMMUNICATION SERVICES 2.9%
   (a) American Tower Corp., A .................................................    1,500,000       47,640,000
(a, b) Anda Networks ...........................................................       36,443           28,061
   (a) NII Holdings Inc. .......................................................      774,800       12,520,768
                                                                                                --------------
                                                                                                    60,188,829
                                                                                                --------------
       TRANSPORTATION 3.0%
       C.H. Robinson Worldwide Inc. ............................................      525,000       27,909,000
       Expeditors International of Washington Inc. .............................    1,000,000       34,710,000
                                                                                                --------------
                                                                                                    62,619,000
                                                                                                --------------
       UTILITIES 0.4%
       Allegheny Energy Inc. ...................................................      300,000        7,776,000
                                                                                                --------------
       TOTAL COMMON STOCKS (COST $2,005,670,866) ...............................                 1,996,406,154
                                                                                                --------------
       PREFERRED STOCKS (COST $9,999,998) 0.6%
       PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.6%
(a, b) Fibrogen Inc., pfd., E ..................................................    2,227,171       11,224,942
                                                                                                --------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS (COST $2,015,670,864) ...                 2,007,631,096
                                                                                                --------------
       SHORT TERM INVESTMENTS (COST $56,101,240) 2.7%
       MONEY MARKET FUNDS 2.7%
   (c) Franklin Institutional Fiduciary Trust Money Market Portfolio, 0.04% ....   56,101,240       56,101,240
                                                                                                --------------
       TOTAL INVESTMENTS (COST $2,071,772,104) 100.0% ..........................                 2,063,732,336
       OTHER ASSETS, LESS LIABILITIES 0.0%(d) ..................................                       823,878
                                                                                                --------------
       NET ASSETS 100.0% .......................................................                $2,064,556,214
                                                                                                ==============

See Abbreviations on page 121.

(a)  Non-income producing.

(b)  See Note 8 regarding restricted and illiquid securities.

(c) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(d)  Rounds to less than 0.1% of net assets.

   The accompanying notes are an integral part of these financial statements.


                               62 | Annual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN FOCUSED CORE EQUITY FUND

                                                                 YEAR ENDED   PERIOD ENDED
                                                                  APRIL 30,     APRIL 30,
CLASS A                                                             2009         2008(a)
-------                                                          ----------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................     $  8.69       $ 10.00
                                                                   -------       -------
Income from investment operations(b):
   Net investment income(c) ..................................        0.06          0.03
   Net realized and unrealized gains (losses) ................       (2.36)        (1.34)
                                                                   -------       -------
Total from investment operations .............................       (2.30)        (1.31)
                                                                   -------       -------
Less distributions from:
   Net investment income .....................................       (0.10)           --
   Net realized gains ........................................       (0.02)           --
                                                                   -------       -------
Total distributions ..........................................       (0.12)           --
                                                                   -------       -------
Net asset value, end of year .................................     $  6.27       $  8.69
                                                                   =======       =======
Total return(d) ..............................................      (26.07)%      (13.10)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates ............        3.99%         5.48%
Expenses net of waiver and payments by affiliates ............        1.17%         1.22%
Net investment income ........................................        0.91%         0.91%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..............................     $ 4,889       $ 4,652
Portfolio turnover rate ......................................       83.29%        35.64%

(a) For the period December 13, 2007 (commencement of operations) to April 30, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 63

Franklin Strategic Series

FRANKLIN FOCUSED CORE EQUITY FUND

                                                                 YEAR ENDED   PERIOD ENDED
                                                                  APRIL 30,     APRIL 30,
CLASS C                                                             2009         2008(a)
-------                                                          ----------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................     $  8.67       $ 10.00
                                                                   -------       -------
Income from investment operations(b):
   Net investment income(c) ..................................          --(d)       0.01
   Net realized and unrealized gains (losses) ................       (2.33)        (1.34)
                                                                   -------       -------
Total from investment operations .............................       (2.33)        (1.33)
                                                                   -------       -------
Less distributions from:
   Net investment income .....................................       (0.08)           --
   Net realized gains ........................................       (0.02)           --
                                                                   -------       -------
Total distributions ..........................................       (0.10)           --
                                                                   -------       -------
Net asset value, end of year .................................     $  6.24       $  8.67
                                                                   =======       =======
Total return(e) ..............................................      (26.56)%      (13.30)%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by affiliates ............        4.67%         6.11%
Expenses net of waiver and payments by affiliates ............        1.85%         1.85%
Net investment income ........................................        0.23%         0.28%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..............................     $   106       $    41
Portfolio turnover rate ......................................       83.29%        35.64%

(a) For the period December 13, 2007 (commencement of operations) to April 30, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               64 | Annual Report

Franklin Strategic Series

FRANKLIN FOCUSED CORE EQUITY FUND

                                                                 YEAR ENDED   PERIOD ENDED
                                                                  APRIL 30,     APRIL 30,
CLASS R                                                             2009         2008(a)
-------                                                          ----------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................     $  8.68       $10.00
                                                                   -------       ------
Income from investment operations(b):
   Net investment income(c) ..................................        0.05          0.03
   Net realized and unrealized gains (losses) ................       (2.36)        (1.35)
                                                                   -------       -------
Total from investment operations .............................       (2.31)        (1.32)
                                                                   -------       -------
Less distributions from:
   Net investment income .....................................       (0.08)           --
   Net realized gains ........................................       (0.02)           --
                                                                   -------       -------
Total distributions ..........................................       (0.10)           --
                                                                   -------       -------
Net asset value, end of year .................................     $  6.27       $  8.68
                                                                   =======       =======
Total return(d) ..............................................      (26.30)%      (13.20)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates ............        4.21%         5.65%
Expenses net of waiver and payments by affiliates ............        1.39%         1.39%
Net investment income ........................................        0.69%         0.74%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..............................     $     6       $     9
Portfolio turnover rate ......................................       83.29%        35.64%

(a) For the period December 13, 2007 (commencement of operations) to April 30, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 65

Franklin Strategic Series

FRANKLIN FOCUSED CORE EQUITY FUND

                                                       YEAR ENDED   PERIOD ENDED
                                                        APRIL 30,     APRIL 30,
ADVISOR CLASS                                             2009        2008(a)
-------------                                          ----------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................   $  8.70       $ 10.00
                                                        -------       -------
Income from investment operations(b):
   Net investment income(c) .........................      0.08          0.04
   Net realized and unrealized gains (losses) .......     (2.37)        (1.34)
                                                        -------       -------
Total from investment operations ....................     (2.29)        (1.30)
                                                        -------       -------
Less distributions from:
   Net investment income ............................     (0.11)           --
   Net realized gains ...............................     (0.02)           --
                                                        -------       -------
Total distributions .................................     (0.13)           --
                                                        -------       -------
Net asset value, end of year ........................   $  6.28       $  8.70
                                                        =======       =======
Total return(d) .....................................    (25.93)%      (13.00)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates ...      3.71%         5.15%
Expenses net of waiver and payments by affiliates ...      0.89%         0.89%
Net investment income ...............................      1.19%         1.24%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $   167       $   171
Portfolio turnover rate .............................     83.29%        35.64%

(a) For the period December 13, 2007 (commencement of operations) to April 30, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               66 | Annual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2009

    FRANKLIN FOCUSED CORE EQUITY FUND                                                 COUNTRY       SHARES      VALUE
    ---------------------------------                                              -------------   -------   ----------
    COMMON STOCKS 90.9%
    CONSUMER DISCRETIONARY 8.3%
    CBS Corp., B ...............................................................   United States     4,920   $   34,638
    Harley-Davidson Inc. .......................................................   United States     5,840      129,414
    Harman International Industries Inc. .......................................   United States     3,800       69,122
(a) R.H. Donnelley Corp. .......................................................   United States    13,440        1,882
    Target Corp. ...............................................................   United States     4,700      193,922
                                                                                                             ----------
                                                                                                                428,978
                                                                                                             ----------
    CONSUMER STAPLES 10.1%
    Corn Products International Inc. ...........................................   United States     8,310      198,609
    CVS Caremark Corp. .........................................................   United States     7,430      236,125
(a) Hansen Natural Corp. .......................................................   United States     2,100       85,596
                                                                                                             ----------
                                                                                                                520,330
                                                                                                             ----------
    ENERGY 9.9%
    Marathon Oil Corp. .........................................................   United States     7,150      212,355
    Petroplus Holdings AG ......................................................    Switzerland     14,723      254,089
(a) SEACOR Holdings Inc. .......................................................   United States       700       46,004
                                                                                                             ----------
                                                                                                                512,448
                                                                                                             ----------
    FINANCIALS 10.8%
(a) Berkshire Hathaway Inc., B .................................................   United States        85      260,525
    CapitalSource Inc. .........................................................   United States     8,200       25,338
    Discover Financial Services ................................................   United States    13,130      106,747
    iStar Financial Inc. .......................................................   United States     5,400       18,198
    Legg Mason Inc. ............................................................   United States     3,280       65,830
    U.S. Bancorp ...............................................................   United States     4,620       84,176
                                                                                                             ----------
                                                                                                                560,814
                                                                                                             ----------
    HEALTH CARE 15.3%
    Merck & Co. Inc. ...........................................................   United States     8,220      199,253
    Pharmaceutical Product Development Inc. ....................................   United States     5,230      102,560
    Roche Holding AG ...........................................................    Switzerland      1,930      244,315
    Schering-Plough Corp. ......................................................   United States    10,520      242,170
                                                                                                             ----------
                                                                                                                788,298
                                                                                                             ----------
    INDUSTRIALS 15.6%
    3M Co. .....................................................................   United States     2,760      158,976
    Precision Castparts Corp. ..................................................   United States     2,920      218,591
    Republic Services Inc. .....................................................   United States     8,640      181,440
    Rockwell Collins Inc. ......................................................   United States     3,830      146,881
(a) Ryanair Holdings PLC, ADR ..................................................      Ireland        3,640       99,554
                                                                                                             ----------
                                                                                                                805,442
                                                                                                             ----------
    INFORMATION TECHNOLOGY 14.1%
(a) Apple Inc. .................................................................   United States       420       52,849
(a) Autodesk Inc. ..............................................................   United States     9,450      188,433
    Corning Inc. ...............................................................   United States     4,370       63,889
    MasterCard Inc., A .........................................................   United States     1,210      221,974


                               Annual Report | 67

Franklin Strategic Series

    FRANKLIN FOCUSED CORE EQUITY FUND                                                 COUNTRY       SHARES      VALUE
    ---------------------------------                                              -------------   -------   ----------
    COMMON STOCKS (CONTINUED)
    INFORMATION TECHNOLOGY (CONTINUED)
    Maxim Integrated Products Inc. .............................................   United States    11,990   $  162,465
(a) VeriFone Holdings Inc. .....................................................   United States     5,170       38,827
                                                                                                             ----------
                                                                                                                728,437
                                                                                                             ----------
    MATERIALS 3.8%
    Celanese Corp., A ..........................................................   United States     9,510      198,188
                                                                                                             ----------
    TELECOMMUNICATION SERVICES 3.0%
(a) NII Holdings Inc. ..........................................................   United States     9,490      153,358
                                                                                                             ----------
    TOTAL COMMON STOCKS (COST $6,086,206) ......................................                              4,696,293
                                                                                                             ----------
    CONVERTIBLE PREFERRED STOCKS (COST $84,854) 2.3%
    HEALTH CARE 2.3%
    Mylan Inc., 6.50%, cvt. pfd. ...............................................   United States       140      119,280
                                                                                                             ----------
    TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS (COST $6,171,060) ...........                             4,815,573
                                                                                                             ----------
    SHORT TERM INVESTMENTS (COST $148,644) 2.9%
    MONEY MARKET FUNDS 2.9%
(b) Franklin Institutional Fiduciary Trust Money Market Portfolio, 0.04% .......   United States   148,644      148,644
                                                                                                             ----------
    TOTAL INVESTMENTS (COST $6,319,704) 96.1% ..................................                              4,964,217
    OTHER ASSETS, LESS LIABILITIES 3.9% ........................................                                203,458
                                                                                                             ----------
    NET ASSETS 100.0% ..........................................................                             $5,167,675
                                                                                                             ==========

See Abbreviations on page 121.

(a)  Non-income producing.

(b) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               68 | Annual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN GROWTH OPPORTUNITIES FUND

                                                                   YEAR ENDED APRIL 30,
                                                    --------------------------------------------------
CLASS A                                               2009      2008       2007       2006       2005
-------                                             -------   --------   --------   --------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $ 20.06   $  18.54   $  18.30   $  13.33   $ 12.57
                                                    -------   --------   --------   --------   -------
Income from investment operations(a):
   Net investment income (loss)(b) ..............     (0.14)     (0.15)     (0.12)     (0.15)    (0.14)
   Net realized and unrealized gains (losses) ...     (6.04)      1.67       0.36       5.12      0.90
                                                    -------   --------   --------   --------   -------
Total from investment operations ................     (6.18)      1.52       0.24       4.97      0.76
                                                    -------   --------   --------   --------   -------
Redemption fees(c, d) ...........................        --         --         --         --        --
                                                    -------   --------   --------   --------   -------
Net asset value, end of year ....................   $ 13.88   $  20.06   $  18.54   $  18.30   $ 13.33
                                                    =======   ========   ========   ========   =======
Total return(e) .................................    (30.81)%     8.20%      1.31%     37.28%     6.05%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) .....................................      1.32%      1.27%      1.38%      1.39%     1.51%
Net investment income (loss) ....................     (0.89)%    (0.77)%    (0.70)%    (0.92)%   (1.05)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $99,939   $137,313   $105,407   $113,713   $80,611
Portfolio turnover rate .........................     90.24%    133.58%    176.15%    183.31%   157.48%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 69

Franklin Strategic Series

FRANKLIN GROWTH OPPORTUNITIES FUND

                                                                  YEAR ENDED APRIL 30,
                                                    -----------------------------------------------
CLASS B                                               2009      2008      2007      2006      2005
-------                                             -------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $ 18.95   $ 17.64   $ 17.53   $ 12.87   $ 12.22
                                                    -------   -------   -------   -------   -------
Income from investment operations(a):
   Net investment income (loss)(b) ..............     (0.24)    (0.28)    (0.23)    (0.26)    (0.23)
   Net realized and unrealized gains (losses) ...     (5.69)     1.59      0.34      4.92      0.88
                                                    -------   -------   -------   -------   -------
Total from investment operations ................     (5.93)     1.31      0.11      4.66      0.65
                                                    -------   -------   -------   -------   -------
Redemption fees(c, d) ...........................        --        --        --        --        --
                                                    -------   -------   -------   -------   -------
Net asset value, end of year ....................   $ 13.02   $ 18.95   $ 17.64   $ 17.53   $ 12.87
                                                    =======   =======   =======   =======   =======
Total return(e) .................................    (31.29)%    7.43%     0.63%    36.21%     5.32%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) .....................................      2.02%     1.99%     2.08%     2.13%     2.21%
Net investment income (loss) ....................     (1.59)%   (1.49)%   (1.40)%   (1.66)%   (1.75)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $ 5,124   $11,528   $15,638   $19,508   $17,017
Portfolio turnover rate .........................     90.24%   133.58%   176.15%   183.31%   157.48%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               70 | Annual Report

Franklin Strategic Series

FRANKLIN GROWTH OPPORTUNITIES FUND

                                                                  YEAR ENDED APRIL 30,
                                                    -----------------------------------------------
CLASS C                                               2009      2008      2007      2006     2005
-------                                             -------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $ 18.91   $ 17.61   $ 17.49   $ 12.84   $ 12.19
                                                    -------   -------   -------   -------   -------
Income from investment operations(a):
   Net investment income (loss)(b) ..............     (0.23)    (0.28)    (0.23)    (0.26)    (0.23)
   Net realized and unrealized gains (losses) ...     (5.69)     1.58      0.35      4.91      0.88
                                                    -------   -------   -------   -------   -------
Total from investment operations ................     (5.92)     1.30      0.12      4.65      0.65
                                                    -------   -------   -------   -------   -------
Redemption fees(c, d) ...........................        --        --        --        --        --
                                                    -------   -------   -------   -------   -------
Net asset value, end of year ....................   $ 12.99   $ 18.91   $ 17.61   $ 17.49   $ 12.84
                                                    =======   =======   =======   =======   =======
Total return(e) .................................    (31.31)%    7.38%     0.69%    36.21%     5.33%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) .....................................      2.03%     1.99%     2.09%     2.14%     2.22%
Net investment income (loss) ....................     (1.60)%   (1.49)%   (1.41)%   (1.67)%   (1.76)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $27,519   $40,253   $31,518   $31,167   $24,450
Portfolio turnover rate .........................     90.24%   133.58%   176.15%   183.31%   157.48%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 71

Franklin Strategic Series

FRANKLIN GROWTH OPPORTUNITIES FUND

                                                                            YEAR ENDED APRIL 30,
                                                              ------------------------------------------------
CLASS R                                                         2009       2008      2007      2006      2005
-------                                                       -------    -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................   $ 19.80    $ 18.33   $ 18.12   $ 13.24   $ 12.51
                                                              -------    -------   -------   -------   -------
Income from investment operations(a):
   Net investment income (loss)(b) ........................     (0.17)     (0.20)    (0.16)    (0.19)    (0.17)
   Net realized and unrealized gains (losses) .............     (5.96)      1.67      0.37      5.07      0.90
                                                              -------    -------   -------   -------   -------
Total from investment operations ..........................     (6.13)      1.47      0.21      4.88      0.73
                                                              -------    -------   -------   -------   -------
Redemption fees(c, d) .....................................        --         --        --        --        --
                                                              -------    -------   -------   -------   -------
Net asset value, end of year ..............................   $ 13.67    $ 19.80   $ 18.33   $ 18.12   $ 13.24
                                                              =======    =======   =======   =======   =======
Total return(e) ...........................................    (30.96)%     8.02%     1.16%    36.86%     5.84%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ...............................................      1.54%      1.49%     1.59%     1.64%     1.72%
Net investment income (loss) ..............................     (1.11)%    (0.99)%   (0.91)%   (1.17)%   (1.26)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................   $ 7,320    $ 7,863   $ 7,413   $ 5,171   $ 3,041
Portfolio turnover rate ...................................     90.24%    133.58%   176.15%   183.31%   157.48%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               72 | Annual Report

Franklin Strategic Series

FRANKLIN GROWTH OPPORTUNITIES FUND

                                                                               YEAR ENDED APRIL 30,
                                                              -----------------------------------------------------
ADVISOR CLASS                                                   2009        2008        2007       2006       2005
-------------                                                 --------    --------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................   $  20.60    $  18.99    $ 18.68    $ 13.58    $ 12.77
                                                              --------    --------    -------    -------    -------
Income from investment operations(a):
   Net investment income (loss)(b) ........................      (0.10)      (0.10)     (0.07)     (0.11)     (0.10)
   Net realized and unrealized gains (losses) .............      (6.20)       1.71       0.38       5.21       0.91
                                                              --------    --------    -------    -------    -------
Total from investment operations ..........................      (6.30)       1.61       0.31       5.10       0.81
                                                              --------    --------    -------    -------    -------
Redemption fees(c, d) .....................................         --          --         --         --         --
                                                              --------    --------    -------    -------    -------
Net asset value, end of year ..............................   $  14.30    $  20.60    $ 18.99    $ 18.68    $ 13.58
                                                              ========    ========    =======    =======    =======
Total return ..............................................     (30.58)%      8.48%      1.66%     37.56%      6.34%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) ...............................................       1.04%       0.99%      1.09%      1.14%      1.22%
Net investment income (loss) ..............................      (0.61)%     (0.49)%    (0.41)%    (0.67)%    (0.76)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................   $141,010    $101,885    $85,486    $36,744    $22,731
Portfolio turnover rate ...................................      90.24%     133.58%    176.15%    183.31%    157.48%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 73

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2009

       FRANKLIN GROWTH OPPORTUNITIES FUND                                             COUNTRY      SHARES/WARRANTS       VALUE
       ----------------------------------                                          -------------   ---------------   ------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS 95.7%
       CONSUMER DISCRETIONARY 7.8%
       Abercrombie & Fitch Co., A ..............................................   United States            52,400   $  1,417,944
       Guess? Inc. .............................................................   United States           164,200      4,275,768
   (a) ITT Educational Services Inc. ...........................................   United States            39,300      3,960,261
       NIKE Inc., B ............................................................   United States            39,600      2,077,812
       Strayer Education Inc. ..................................................   United States            23,400      4,432,194
   (a) Urban Outfitters Inc. ...................................................   United States           114,200      2,225,758
   (a) WMS Industries Inc. .....................................................   United States           109,100      3,503,201
                                                                                                                     ------------
                                                                                                                       21,892,938
                                                                                                                     ------------
       CONSUMER STAPLES 1.7%
       Bunge Ltd. ..............................................................   United States            27,100      1,301,071
   (a) Hansen Natural Corp. ....................................................   United States            70,800      2,885,808
   (a) Mead Johnson Nutrition Co., A ...........................................   United States            17,800        502,850
                                                                                                                     ------------
                                                                                                                        4,689,729
                                                                                                                     ------------
       ENERGY 11.6%
   (a) Alpha Natural Resources Inc. ............................................   United States           112,600      2,306,048
   (a) Continental Resources Inc. ..............................................   United States           200,700      4,686,345
   (a) FMC Technologies Inc. ...................................................   United States           142,280      4,870,244
   (a) McMoRan Exploration Co. .................................................   United States           860,409      4,723,646
   (a) Petrohawk Energy Corp. ..................................................   United States           164,300      3,877,480
       Schlumberger Ltd. .......................................................   United States            86,880      4,256,251
   (a) Southwestern Energy Co. .................................................   United States           103,600      3,715,096
   (a) Weatherford International Ltd. ..........................................   United States           171,900      2,858,697
       XTO Energy Inc. .........................................................   United States            36,700      1,272,022
                                                                                                                     ------------
                                                                                                                       32,565,829
                                                                                                                     ------------
       FINANCIALS 3.7%
       BlackRock Inc. ..........................................................   United States            38,780      5,682,046
       The Charles Schwab Corp. ................................................   United States           151,200      2,794,176
   (a) MSCI Inc., A ............................................................   United States            94,000      1,973,060
                                                                                                                     ------------
                                                                                                                       10,449,282
                                                                                                                     ------------
       HEALTH CARE 19.2%
       Allergan Inc. ...........................................................   United States            62,600      2,920,916
   (a) Athenahealth Inc. .......................................................   United States            21,400        680,520
   (a) BioMarin Pharmaceutical Inc. ............................................   United States           315,800      4,061,188
   (a) Celgene Corp. ...........................................................   United States           172,800      7,382,016
   (a) Covance Inc. ............................................................   United States            57,260      2,249,173
   (a) Gilead Sciences Inc. ....................................................   United States           124,960      5,723,168
   (a) Illumina Inc. ...........................................................   United States           164,400      6,140,340
   (a) Intuitive Surgical Inc. .................................................   United States            19,700      2,831,481
   (a) Life Technologies Corp. .................................................   United States           165,200      6,161,960
   (a) Myriad Genetics Inc. ....................................................   United States           185,980      7,214,164
       Perrigo Co. .............................................................   United States           186,466      4,833,199
   (a) Psychiatric Solutions Inc. ..............................................   United States            87,600      1,698,564
       Roche Holding AG, ADR ...................................................    Switzerland             62,300      1,970,549
                                                                                                                     ------------
                                                                                                                       53,867,238
                                                                                                                     ------------


                               74 | Annual Report

Franklin Strategic Series

       FRANKLIN GROWTH OPPORTUNITIES FUND                                             COUNTRY      SHARES/WARRANTS       VALUE
       ----------------------------------                                          -------------   ---------------   ------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
       INDUSTRIALS 10.9%
       ABB Ltd., ADR ...........................................................    Switzerland            295,900   $  4,207,698
       AMETEK Inc. .............................................................   United States           131,000      4,219,510
   (a) BE Aerospace Inc. .......................................................   United States            91,800        990,522
       C.H. Robinson Worldwide Inc. ............................................   United States           126,030      6,699,754
       Expeditors International of Washington Inc. .............................   United States            60,100      2,086,071
   (a) First Solar Inc. ........................................................   United States            12,100      2,266,209
       Flowserve Corp. .........................................................   United States            21,000      1,425,900
   (a) Huron Consulting Group Inc. .............................................   United States            53,100      2,546,145
   (a) Jacobs Engineering Group Inc. ...........................................   United States            26,800      1,019,472
       Precision Castparts Corp. ...............................................   United States            54,730      4,097,088
   (a) Ryanair Holdings PLC, ADR ...............................................      Ireland               44,500      1,217,075
                                                                                                                     ------------
                                                                                                                       30,775,444
                                                                                                                     ------------
       INFORMATION TECHNOLOGY 34.8%
       Accenture Ltd., A .......................................................   United States            38,400      1,130,112
   (a) Activision Blizzard Inc. ................................................   United States           393,500      4,237,995
   (a) Adobe Systems Inc. ......................................................   United States            58,500      1,599,975
   (a) Alliance Data Systems Corp. .............................................   United States            36,900      1,545,003
   (a) ANSYS Inc. ..............................................................   United States            80,300      2,217,886
   (a) Apple Inc. ..............................................................   United States            67,000      8,430,610
   (a) Cavium Networks Inc. ....................................................   United States           110,200      1,386,316
   (a) Cisco Systems Inc. ......................................................   United States           159,100      3,073,812
   (a) Concur Technologies Inc. ................................................   United States           204,850      5,545,289
   (a) Data Domain Inc. ........................................................   United States           114,700      1,901,726
(a, b) Dilithium Networks Inc., wts., 12/31/09 .................................   United States            12,447             --
   (a) Dolby Laboratories Inc., A ..............................................   United States            50,300      2,018,539
   (a) Equinix Inc. ............................................................   United States            10,200        716,346
   (a) FLIR Systems Inc. .......................................................   United States           369,200      8,188,856
   (a) FormFactor Inc. .........................................................   United States           123,300      2,149,119
   (a) Google Inc., A ..........................................................   United States            12,390      4,906,068
       Harris Corp. ............................................................   United States            94,030      2,875,437
   (a) Hittite Microwave Corp. .................................................   United States            59,291      2,203,254
   (a) Juniper Networks Inc. ...................................................   United States           134,700      2,916,255
       MasterCard Inc., A ......................................................   United States            42,400      7,778,280
   (a) Netlogic Microsystems Inc. ..............................................   United States            67,800      2,209,602
       QUALCOMM Inc. ...........................................................   United States           184,780      7,819,890
   (a) Research In Motion Ltd. .................................................       Canada               57,900      4,024,050
   (a) Riverbed Technology Inc. ................................................   United States           105,785      1,937,981
   (a) SAIC Inc. ...............................................................   United States           126,900      2,296,890
   (a) Salesforce.com Inc. .....................................................   United States            54,100      2,316,021
       Tandberg ASA ............................................................       Norway              169,800      2,419,621
   (a) Trimble Navigation Ltd. .................................................   United States           177,740      3,810,746
       Visa Inc., A ............................................................   United States            93,400      6,067,264
                                                                                                                     ------------
                                                                                                                       97,722,943
                                                                                                                     ------------
       MATERIALS 2.4%
       Ecolab Inc. .............................................................   United States            75,800      2,922,090
       Monsanto Co. ............................................................   United States            45,900      3,896,451
                                                                                                                     ------------
                                                                                                                        6,818,541
                                                                                                                     ------------


                               Annual Report | 75

Franklin Strategic Series

       FRANKLIN GROWTH OPPORTUNITIES FUND                                             COUNTRY      SHARES/WARRANTS       VALUE
       ----------------------------------                                          -------------   ---------------   ------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
       TELECOMMUNICATION SERVICES 3.6%
   (a) NII Holdings Inc. .......................................................   United States           268,380   $  4,337,021
   (a) SBA Communications Corp. ................................................   United States           229,060      5,772,312
                                                                                                                     ------------
                                                                                                                       10,109,333
                                                                                                                     ------------
       TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
          (COST $234,065,268) ..................................................                                      268,891,277
                                                                                                                     ------------
       PREFERRED STOCKS (COST $873,300) 0.2%
       INFORMATION TECHNOLOGY 0.2%
(a, b) Dilithium Networks Inc., depository receipt, D, pfd., 144A, PIPES .......   United States           374,806        487,248
                                                                                                                     ------------

                                                                                                      PRINCIPAL
                                                                                                        AMOUNT
                                                                                                   ---------------
       NOTES (COST $14,501) 0.0%(c)
       INFORMATION TECHNOLOGY 0.0%(c)
(a, b) Dilithium Networks Inc., 11.00%, 12/31/09 ...............................   United States   $        14,501         14,501
                                                                                                                     ------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $234,953,069) ..................................................                                      269,393,026
                                                                                                                     ------------

                                                                                                        SHARES
                                                                                                   ---------------
       SHORT TERM INVESTMENTS (COST $15,835,304) 5.6%
       MONEY MARKET FUNDS 5.6%
   (d) Franklin Institutional Fiduciary Trust Money Market Portfolio, 0.04% ....   United States        15,835,304     15,835,304
                                                                                                                     ------------
       TOTAL INVESTMENTS (COST $250,788,373) 101.5% ............................                                      285,228,330
       OTHER ASSETS, LESS LIABILITIES (1.5)% ...................................                                       (4,316,277)
                                                                                                                     ------------
       NET ASSETS 100.0% .......................................................                                     $280,912,053
                                                                                                                     ============

See Abbreviations on page 121.

(a)  Non-income producing.

(b)  See Note 8 regarding restricted and illiquid securities.

(c)  Rounds to less than 0.1% of net assets.

(d) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               76 | Annual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN SMALL CAP GROWTH FUND

                                                                       YEAR ENDED APRIL 30,
                                                     --------------------------------------------------------
CLASS A                                                2009        2008        2007        2006        2005
-------                                              --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................  $   9.09    $  13.05    $  13.90    $  10.63    $  10.55
                                                     --------    --------    --------    --------    --------
Income from investment operations(a):
   Net investment income (loss)(b) ................     (0.08)      (0.09)      (0.10)      (0.08)      (0.09)
   Net realized and unrealized gains (losses) .....     (2.53)      (1.59)       0.58        3.35        0.17
                                                     --------    --------    --------    --------    --------
Total from investment operations ..................     (2.61)      (1.68)       0.48        3.27        0.08
                                                     --------    --------    --------    --------    --------
Less distributions from net realized gains ........     (0.07)      (2.28)      (1.33)         --          --
                                                     --------    --------    --------    --------    --------
Redemption fees(c, d) .............................        --          --          --          --          --
                                                     --------    --------    --------    --------    --------
Net asset value, end of year ......................  $   6.41    $   9.09    $  13.05    $  13.90    $  10.63
                                                     ========    ========    ========    ========    ========
Total return(e) ...................................    (28.54)%    (14.73)%      4.02%      30.76%       0.76%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) .......................................      1.34%       1.17%       1.20%       1.16%       1.15%
Net investment income (loss) ......................     (1.07)%     (0.72)%     (0.77)%     (0.61)%     (0.84)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................  $123,037    $274,142    $549,733    $693,084    $765,216
Portfolio turnover rate ...........................     43.04%      48.52%      51.49%      44.34%      46.35%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 77

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND

                                                                               YEAR ENDED APRIL 30,
                                                              -----------------------------------------------------
CLASS B                                                         2009       2008       2007       2006        2005
-------                                                       -------    -------    -------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................   $  8.43    $ 12.35    $ 13.32    $  10.26    $  10.27
                                                              -------    -------    -------    --------    --------
Income from investment operations(a):
   Net investment income (loss)(b) ........................     (0.12)     (0.16)     (0.18)      (0.16)      (0.17)
   Net realized and unrealized gains (losses) .............     (2.35)     (1.48)      0.54        3.22        0.16
                                                              -------    -------    -------    --------    --------
Total from investment operations ..........................     (2.47)     (1.64)      0.36        3.06       (0.01)
                                                              -------    -------    -------    --------    --------
Less distributions from net realized gains ................     (0.07)     (2.28)     (1.33)         --          --
                                                              -------    -------    -------    --------    --------
Redemption fees(c, d) .....................................        --         --         --          --          --
                                                              -------    -------    -------    --------    --------
Net asset value, end of year ..............................   $  5.89    $  8.43    $ 12.35    $  13.32    $  10.26
                                                              =======    =======    =======    ========    ========
Total return(e) ...........................................    (29.11)%   (15.27)%     3.27%      29.82%      (0.10)%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ...............................................      2.04%      1.92%      1.96%       1.91%       1.91%
Net investment income (loss) ..............................     (1.77)%    (1.47)%    (1.53)%     (1.36)%     (1.60)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................   $15,159    $52,465    $85,684    $111,458    $105,070
Portfolio turnover rate ...................................     43.04%     48.52%     51.49%      44.34%      46.35%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               78 | Annual Report

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND

                                                                               YEAR ENDED APRIL 30,
                                                              ------------------------------------------------------
CLASS C                                                         2009       2008       2007        2006        2005
-------                                                       -------    -------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................   $  8.43    $ 12.36    $  13.33    $  10.27    $  10.27
                                                              -------    -------    --------    --------    --------
Income from investment operations(a):
   Net investment income (loss)(b) ........................     (0.12)     (0.16)      (0.18)      (0.16)      (0.17)
   Net realized and unrealized gains (losses) .............     (2.35)     (1.49)       0.54        3.22        0.17
                                                              -------    -------    --------    --------    --------
Total from investment operations ..........................     (2.47)     (1.65)       0.36        3.06          --
                                                              -------    -------    --------    --------    --------
Less distributions from net realized gains ................     (0.07)     (2.28)      (1.33)         --          --
                                                              -------    -------    --------    --------    --------
Redemption fees(c, d) .....................................        --         --          --          --          --
                                                              -------    -------    --------    --------    --------
Net asset value, end of year ..............................   $  5.89      $8.43    $  12.36    $  13.33    $  10.27
                                                              =======    =======    ========    ========    ========
Total return(e) ...........................................    (29.11)%   (15.35)%      3.27%      29.80%         --%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ...............................................      2.04%      1.92%       1.95%       1.92%       1.91%
Net investment income (loss) ..............................     (1.77)%    (1.47)%     (1.52)%     (1.37)%     (1.60)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................   $40,180    $75,846    $120,900    $170,159    $164,117
Portfolio turnover rate ...................................     43.04%     48.52%      51.49%      44.34%      46.35%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 79

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND

                                                                            YEAR ENDED APRIL 30,
                                                              ------------------------------------------------
CLASS R                                                        2009        2008      2007      2006      2005
-------                                                       ------     -------    ------    ------    ------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................   $  8.91    $ 12.86    $13.75    $10.54    $10.49
                                                              -------    -------    ------    ------    ------
Income from investment operations(a):
   Net investment income (loss)(b) ........................     (0.09)     (0.11)    (0.13)    (0.11)    (0.12)
   Net realized and unrealized gains (losses) .............     (2.49)     (1.56)     0.57      3.32      0.17
                                                              -------    -------    ------    ------    ------
Total from investment operations ..........................     (2.58)     (1.67)     0.44      3.21      0.05
                                                              -------    ------     ------    ------    ------
Less distributions from net realized gains ................     (0.07)     (2.28)    (1.33)       --        --
                                                              -------    -------    ------    ------    ------
Redemption fees(c, d) .....................................        --         --        --        --        --
                                                              -------    -------    ------    ------    ------
Net asset value, end of year ..............................   $  6.26    $  8.91    $12.86    $13.75    $10.54
                                                              =======    =======    ======    ======    ======
Total return(e) ...........................................    (28.78)%   (14.87)%    3.77%    30.46%     0.48%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ...............................................      1.54%      1.42%     1.46%     1.42%     1.41%
Net investment income (loss) ..............................     (1.27)%    (0.97)%   (1.03)%   (0.87)%   (1.10)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................   $ 1,912    $ 3,166    $5,759    $6,328    $4,392
Portfolio turnover rate ...................................     43.04%     48.52%    51.49%    44.34%    46.35%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               80 | Annual Report

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND

                                                                                 YEAR ENDED APRIL 30,
                                                              -------------------------------------------------------
ADVISOR CLASS                                                   2009       2008        2007        2006        2005
-------------                                                 -------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................   $  9.37    $  13.34    $  14.15    $  10.79    $  10.69
                                                              -------    --------    --------    --------    --------
Income from investment operations(a):
   Net investment income (loss)(b) ........................     (0.06)      (0.05)      (0.07)      (0.05)      (0.07)
   Net realized and unrealized gains (losses) .............     (2.61)      (1.64)       0.59        3.41        0.17
                                                              -------    --------    --------    --------    --------
Total from investment operations ..........................     (2.67)      (1.69)       0.52        3.36        0.10
                                                              -------    --------    --------    --------    --------
Less distributions from net realized gains ................     (0.07)      (2.28)      (1.33)         --          --
                                                              -------    --------    --------    --------    --------
Redemption fees(c, d) .....................................        --          --          --          --          --
                                                              -------    --------    --------    --------    --------
Net asset value, end of year ..............................   $  6.63       $9.37    $  13.34    $  14.15    $  10.79
                                                              =======       =====    ========    ========    ========
Total return ..............................................    (28.32)%    (14.46)%      4.24%      31.14%       0.94%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) ...............................................      1.04%       0.92%       0.96%       0.92%       0.91%
Net investment income (loss) ..............................     (0.77)%     (0.47)%     (0.53)%     (0.37)%     (0.60)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................   $57,957    $220,857    $325,425    $326,475    $235,101
Portfolio turnover rate ...................................     43.04%      48.52%      51.49%      44.34%      46.35%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 81

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2009

        FRANKLIN SMALL CAP GROWTH FUND                                                      SHARES         VALUE
        ------------------------------                                                    ----------   ------------
        COMMON STOCKS 97.9%
        CONSUMER DISCRETIONARY 12.7%
    (a) Capella Education Co. .........................................................       56,200   $  2,887,556
    (a) Chipotle Mexican Grill Inc., B ................................................       19,800      1,297,098
    (a) Drew Industries Inc. ..........................................................      221,200      3,158,736
    (a) FGX International Holdings Ltd. (Virgin Islands (British)) ....................      391,924      4,514,964
    (a) Gaiam Inc., A .................................................................      315,000      1,833,300
        Guess? Inc. ...................................................................       40,100      1,044,204
    (a) K12 Inc. ......................................................................      171,100      3,009,649
    (a) Lions Gate Entertainment Corp. ................................................      601,900      2,955,329
    (a) Panera Bread Co. ..............................................................       19,700      1,103,397
    (a) Shuffle Master Inc. ...........................................................      976,100      3,718,941
        Strayer Education Inc. ........................................................        6,500      1,231,165
    (a) Tenneco Inc. ..................................................................      241,300        738,378
    (a) Tractor Supply Co. ............................................................       29,600      1,195,248
    (a) Under Armour Inc., A ..........................................................       17,300        407,242
    (a) Universal Technical Institute Inc. ............................................       78,400      1,116,416
                                                                                                       ------------
                                                                                                         30,211,623
                                                                                                       ------------
        CONSUMER STAPLES 4.5%
    (a) Hain Celestial Group Inc. .....................................................      276,600      4,616,454
    (a) Hansen Natural Corp. ..........................................................       58,500      2,384,460
    (a) TreeHouse Foods Inc. ..........................................................      136,400      3,626,876
                                                                                                       ------------
                                                                                                         10,627,790
                                                                                                       ------------
        ENERGY 7.5%
    (a) Alpha Natural Resources Inc. ..................................................       95,100      1,947,648
    (a) Bill Barrett Corp. ............................................................      122,800      3,190,344
    (a) Dril-Quip Inc. ................................................................       77,800      2,674,764
    (a) Helix Energy Solutions Group Inc. .............................................      206,400      1,876,176
    (a) Mariner Energy Inc. ...........................................................      306,400      3,486,832
    (a) McMoRan Exploration Co. .......................................................      428,600      2,353,014
    (a) Superior Energy Services Inc. .................................................      119,700      2,299,437
                                                                                                       ------------
                                                                                                         17,828,215
                                                                                                       ------------
        FINANCIALS 5.2%
    (a) Affiliated Managers Group Inc. ................................................       61,700      3,507,645
        FelCor Lodging Trust Inc. .....................................................      447,000        885,060
        iStar Financial Inc. ..........................................................      383,600      1,292,732
    (a) MSCI Inc., A ..................................................................      117,300      2,462,127
        optionsXpress Holdings Inc. ...................................................       45,900        755,514
        Waddell & Reed Financial Inc., A ..............................................      154,700      3,466,827
                                                                                                       ------------
                                                                                                         12,369,905
                                                                                                       ------------
        HEALTH CARE 16.8%
    (a) American Medical Systems Holdings Inc. ........................................      326,700      4,041,279
    (a) Athenahealth Inc. .............................................................       89,100      2,833,380
    (a) BioMarin Pharmaceutical Inc. ..................................................      183,300      2,357,238
    (a) Cadence Pharmaceuticals Inc. ..................................................      297,900      3,014,748
    (a) Community Health Systems Inc. .................................................      172,900      3,949,036


                               82 | Annual Report

Franklin Strategic Series

        FRANKLIN SMALL CAP GROWTH FUND                                                      SHARES         VALUE
        ------------------------------                                                    ----------   ------------
        COMMON STOCKS (CONTINUED)
        HEALTH CARE (CONTINUED)
    (a) Dexcom Inc. ...................................................................      489,300   $  2,192,064
    (a) IDEXX Laboratories Inc. .......................................................       70,300      2,762,790
    (a) Impax Laboratories Inc. .......................................................      190,700      1,008,803
    (a) Masimo Corp. ..................................................................       41,700      1,205,130
    (a) MWI Veterinary Supply Inc. ....................................................       45,800      1,423,464
    (a) Myriad Genetics Inc. ..........................................................       48,600      1,885,194
    (a) PAREXEL International Corp. ...................................................      301,000      2,982,910
    (a) Penwest Pharmaceuticals Co. ...................................................      354,000        580,560
    (a) Phase Forward Inc. ............................................................      207,500      2,958,950
    (a) Psychiatric Solutions Inc. ....................................................      192,500      3,732,575
    (a) Sequenom Inc. .................................................................      196,900        712,778
    (a) VCA Antech Inc. ...............................................................       99,200      2,481,984
                                                                                                       ------------
                                                                                                         40,122,883
                                                                                                       ------------
        INDUSTRIALS 10.2%
    (a) Allegiant Travel Co. ..........................................................       78,400      4,079,936
    (a) Astec Industries Inc. .........................................................       40,300      1,242,046
    (a) BE Aerospace Inc. .............................................................      340,300      3,671,837
    (a) Force Protection Inc. .........................................................      373,700      2,847,594
    (a) FTI Consulting Inc. ...........................................................       81,100      4,450,768
    (a) Huron Consulting Group Inc. ...................................................       80,200      3,845,590
    (a) ICF International Inc. ........................................................       26,200        720,762
    (a) Mobile Mini Inc. ..............................................................      256,400      3,512,680
                                                                                                       ------------
                                                                                                         24,371,213
                                                                                                       ------------
        INFORMATION TECHNOLOGY 38.0%
    (a) ANSYS Inc. ....................................................................      121,500      3,355,830
    (a) Atheros Communications ........................................................      134,100      2,309,202
    (a) Bottomline Technologies Inc. ..................................................      592,504      4,651,157
    (a) Coherent Inc. .................................................................      154,600      2,937,400
    (a) Compellent Technologies Inc. ..................................................      161,136      1,799,889
    (a) Concur Technologies Inc. ......................................................       81,000      2,192,670
    (a) CyberSource Corp. .............................................................      131,300      1,918,293
    (a) Data Domain Inc. ..............................................................       72,500      1,202,050
    (a) DealerTrack Holdings Inc. .....................................................      202,500      3,073,950
    (a) DivX Inc. .....................................................................      168,800        865,944
    (a) EPIQ Systems Inc. .............................................................      156,100      2,414,867
    (a) FARO Technologies Inc. ........................................................      226,900      3,439,804
    (a) FLIR Systems Inc. .............................................................      164,700      3,653,046
    (a) FormFactor Inc. ...............................................................      228,900      3,989,727
        Global Payments Inc. ..........................................................       53,700      1,721,622
    (a) Ixia ..........................................................................      421,200      2,426,112
    (a) Microsemi Corp. ...............................................................      136,900      1,837,198
    (a) Microtune Inc. ................................................................      561,200      1,172,908
    (a) Netlogic Microsystems Inc. ....................................................      126,800      4,132,412
    (a) Nuance Communications Inc. ....................................................      390,300      5,210,505
    (a) Omniture Inc. .................................................................      147,800      1,820,896


                               Annual Report | 83

Franklin Strategic Series

        FRANKLIN SMALL CAP GROWTH FUND                                                      SHARES         VALUE
        ------------------------------                                                    ----------   ------------
        COMMON STOCKS (CONTINUED)
        INFORMATION TECHNOLOGY (CONTINUED)
        Power Integrations Inc. .......................................................      109,600   $  2,334,480
        Quality Systems Inc. ..........................................................       27,500      1,474,550
    (a) Quest Software Inc. ...........................................................      229,900      3,340,447
    (a) Riverbed Technology Inc. ......................................................      156,300      2,863,416
    (a) Sapient Corp. .................................................................      833,800      4,277,394
    (a) Silicon Laboratories Inc. .....................................................      125,400      4,170,804
    (a) SPSS Inc. .....................................................................       61,400      1,897,260
        Tandberg ASA (Norway) .........................................................      111,200      1,584,581
    (a) Trimble Navigation Ltd. .......................................................      117,300      2,514,912
    (a) Varian Semiconductor Equipment Associates Inc. ................................      161,875      4,142,381
    (a) ViaSat Inc. ...................................................................      222,900      5,124,471
    (a) Xyratex Ltd. (Bermuda) ........................................................      194,300        650,905
                                                                                                       ------------
                                                                                                         90,501,083
                                                                                                       ------------
        MATERIALS 1.2%
        FMC Corp. .....................................................................       59,900      2,918,927
                                                                                                       ------------
        TELECOMMUNICATION SERVICES 1.8%
    (a) SBA Communications Corp. ......................................................      171,800      4,329,360
                                                                                                       ------------
        TOTAL COMMON STOCKS (COST $254,766,055) .......................................                 233,280,999
                                                                                                       ------------
        SHORT TERM INVESTMENTS (COST $7,667,621) 3.2%
        MONEY MARKET FUNDS 3.2%
    (b) Franklin Institutional Fiduciary Trust Money Market Portfolio, 0.04% ..........    7,667,621      7,667,621
                                                                                                       ------------
        TOTAL INVESTMENTS (COST $262,433,676) 101.1% ..................................                 240,948,620
        OTHER ASSETS, LESS LIABILITIES (1.1)% .........................................                  (2,703,649)
                                                                                                       ------------
        NET ASSETS 100.0% .............................................................                $238,244,971
                                                                                                       ============

See Abbreviations on page 121.

(a)  Non-income producing.

(b) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               84 | Annual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN SMALL-MID CAP GROWTH FUND

                                                                                YEAR ENDED APRIL 30,
                                                        --------------------------------------------------------------------
CLASS A                                                    2009          2008          2007          2006            2005
-------                                                 ----------    ----------    ----------    ----------      ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................   $    32.70    $    41.54    $    40.42    $    31.31      $    29.69
                                                        ----------    ----------    ----------    ----------      ----------
Income from investment operations(a):
   Net investment income (loss)(b) ..................        (0.11)        (0.19)        (0.13)           --(c)        (0.08)
   Net realized and unrealized gains (losses) .......       (10.19)        (1.93)         4.09          9.15            1.70
                                                        ----------    ----------    ----------    ----------      ----------
Total from investment operations ....................       (10.30)        (2.12)         3.96          9.15            1.62
                                                        ----------    ----------    ----------    ----------      ----------
Less distributions from:
   Net investment income ............................           --            --            --         (0.04)             --
   Net realized gains ...............................        (0.06)        (6.72)        (2.84)           --              --
                                                        ----------    ----------    ----------    ----------      ----------
Total distributions .................................        (0.06)        (6.72)        (2.84)        (0.04)             --
                                                        ----------    ----------    ----------    ----------      ----------
Redemption fees(c, d) ...............................           --            --            --            --              --
                                                        ----------    ----------    ----------    ----------      ----------
Net asset value, end of year ........................   $    22.34    $    32.70    $    41.54    $    40.42      $    31.31
                                                        ==========    ==========    ==========    ==========      ==========
Total return(e) .....................................       (31.46)%       (6.24)%       10.38%        29.21%           5.46%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) .........................................         1.08%         1.02%         0.98%         0.96%           0.97%
Net investment income (loss) ........................        (0.45)%       (0.50)%       (0.33)%          --%(g)       (0.27)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $2,195,975    $4,331,657    $5,619,694    $6,532,284      $6,636,792
Portfolio turnover rate .............................        54.86%        55.09%        52.76%        39.84%          42.96%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g)  Rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 85

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND

                                                                        YEAR ENDED APRIL 30,
                                                        ---------------------------------------------------
CLASS B                                                   2009       2008       2007       2006       2005
-------                                                 -------    -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................   $ 31.00    $ 40.00    $ 39.31    $ 30.65    $ 29.28
                                                        -------    -------    -------    -------    -------
Income from investment operations(a):
   Net investment income (loss)(b) ..................     (0.29)     (0.46)     (0.40)     (0.27)     (0.31)
   Net realized and unrealized gains (losses) .......     (9.64)     (1.82)      3.93       8.93       1.68
                                                        -------    -------    -------    -------    -------
Total from investment operations ....................     (9.93)     (2.28)      3.53       8.66       1.37
                                                        -------    -------    -------    -------    -------
Less distributions from net realized gains ..........     (0.06)     (6.72)     (2.84)        --         --
                                                        -------    -------    -------    -------    -------
Redemption fees(c, d) ...............................        --         --         --         --         --
                                                        -------    -------    -------    -------    -------
Net asset value, end of year ........................   $ 21.01    $ 31.00    $ 40.00    $ 39.31    $ 30.65
                                                        =======    =======    =======    =======    =======
Total return(e) .....................................    (31.99)%    (6.92)%     9.53%     28.25%      4.68%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) .........................................      1.83%      1.77%      1.73%      1.71%      1.72%
Net investment income (loss) ........................     (1.20)%    (1.25)%    (1.08)%    (0.75)%    (1.02)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $13,399    $25,457    $32,570    $36,911    $31,733
Portfolio turnover rate .............................     54.86%     55.09%     52.76%     39.84%     42.76%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               86 | Annual Report

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND

                                                                          YEAR ENDED APRIL 30,
                                                        --------------------------------------------------------
CLASS C                                                   2009        2008        2007        2006        2005
-------                                                 --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................   $  29.92    $  38.85    $  38.25    $  29.82    $  28.49
                                                        --------    --------    --------    --------    --------
Income from investment operations(a):
   Net investment income (loss)(b) ..................      (0.27)      (0.45)      (0.39)      (0.26)      (0.31)
   Net realized and unrealized gains (losses) .......      (9.30)      (1.76)       3.83        8.69        1.64
                                                        --------    --------    --------    --------    --------
Total from investment operations ....................      (9.57)      (2.21)       3.44        8.43        1.33
                                                        --------    --------    --------    --------    --------
Less distributions from net realized gains ..........      (0.06)      (6.72)      (2.84)         --          --
                                                        --------    --------    --------    --------    --------
Redemption fees(c, d) ...............................         --          --          --          --          --
                                                        --------    --------    --------    --------    --------
Net asset value, end of year ........................   $  20.29    $  29.92    $  38.85    $  38.25    $  29.82
                                                        ========    ========    ========    ========    ========
Total return(e) .....................................     (31.94)%     (6.94)%      9.56%      28.27%       4.67%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) .........................................       1.83%       1.77%       1.72%       1.71%       1.72%
Net investment income (loss) ........................      (1.20)%     (1.25)%     (1.07)%     (0.75)%     (1.02)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $285,597    $523,040    $653,529    $728,710    $654,549
Portfolio turnover rate .............................      54.86%      55.09%      52.76%      39.84%      42.96%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 87

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND

                                                                  YEAR ENDED APRIL 30,
                                                    ------------------------------------------------
CLASS R                                               2009      2008      2007       2006      2005
-------                                             -------   -------   --------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $ 32.06   $ 40.96   $  39.98   $ 31.04   $ 29.50
                                                    -------   -------   --------   -------   -------
Income from investment operations(a):
   Net investment income (loss)(b) ..............     (0.17)    (0.29)     (0.23)    (0.08)    (0.15)
   Net realized and unrealized gains (losses) ...     (9.98)    (1.89)      4.05      9.04      1.69
                                                    -------   -------   --------   -------   -------
Total from investment operations ................    (10.15)    (2.18)      3.82      8.96      1.54
                                                    -------   -------   --------   -------   -------
Less distributions from:
   Net investment income ........................        --        --         --     (0.02)       --
   Net realized gains ...........................     (0.06)    (6.72)     (2.84)       --        --
                                                    -------   -------   --------   -------   -------
Total distributions .............................     (0.06)    (6.72)     (2.84)    (0.02)       --
                                                    -------   -------   --------   -------   -------
Redemption fees(c, d) ...........................        --        --         --        --        --
                                                    -------   -------   --------   -------   -------
Net asset value, end of year ....................   $ 21.85   $ 32.06   $  40.96   $ 39.98   $ 31.04
                                                    =======   =======   ========   =======   =======
Total return(e) .................................    (31.62)%   (6.48)%    10.11%    28.88%     5.22%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) .....................................      1.33%     1.27%      1.23%     1.21%     1.22%
Net investment income (loss) ....................     (0.70)%   (0.75)%    (0.58)%   (0.25)%   (0.52)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $54,180   $94,334   $118,387   $93,916   $54,139
Portfolio turnover rate .........................     54.86%    55.09%     52.76%    39.84%    42.96%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               88 | Annual Report

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND

                                                                    YEAR ENDED APRIL 30,
                                                    ----------------------------------------------------
ADVISOR CLASS                                         2009       2008       2007       2006       2005
-------------                                       --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $  33.43   $  42.22   $  40.93   $  31.71   $  29.99
                                                    --------   --------   --------   --------   --------
Income from investment operations(a):
   Net investment income (loss)(b) ..............      (0.05)     (0.10)     (0.03)      0.10         --(c)
   Net realized and unrealized gains (losses) ...     (10.42)     (1.97)      4.16       9.26       1.72
                                                    --------   --------   --------   --------   --------
Total from investment operations ................     (10.47)     (2.07)      4.13       9.36       1.72
                                                    --------   --------   --------   --------   --------
Less distributions from:
   Net investment income ........................         --         --         --      (0.14)        --
   Net realized gains ...........................      (0.06)     (6.72)     (2.84)        --         --
                                                    --------   --------   --------   --------   --------
Total distributions .............................      (0.06)     (6.72)     (2.84)     (0.14)        --
                                                    --------   --------   --------   --------   --------
Redemption fees(c, d) ...........................         --         --         --         --         --
                                                    --------   --------   --------   --------   --------
Net asset value, end of year ....................   $  22.90   $  33.43   $  42.22   $  40.93   $  31.71
                                                    ========   ========   ========   ========   ========
Total return ....................................     (31.28)%    (6.00)%    10.65%     29.55%      5.74%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) .....................................       0.83%      0.77%      0.73%      0.71%      0.72%
Net investment income (loss) ....................      (0.20)%    (0.25)%    (0.08)%     0.25%     (0.02)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $498,207   $812,503   $803,365   $794,395   $347,518
Portfolio turnover rate .........................      54.86%     55.09%     52.76%     39.84%     42.96%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 89

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2009

       FRANKLIN SMALL-MID CAP GROWTH FUND                                                               SHARES            VALUE
       ----------------------------------                                                          ---------------   --------------
       COMMON STOCKS 95.3%
       CONSUMER DISCRETIONARY 11.4%
       Abercrombie & Fitch Co., A ..............................................................           827,200   $   22,384,033
       BorgWarner Inc. .........................................................................         1,112,200       32,198,190
   (a) Chipotle Mexican Grill Inc., A ..........................................................           219,900       17,831,691
   (a) Dick's Sporting Goods Inc. ..............................................................         1,509,550       28,681,450
       Guess? Inc. .............................................................................         2,109,200       54,923,568
   (a) ITT Educational Services Inc. ...........................................................           357,100       35,984,967
   (a) Jarden Corp. ............................................................................           798,000       16,039,800
       Johnson Controls Inc. ...................................................................           411,200        7,816,912
   (a) Liberty Media Corp. - Entertainment, A ..................................................         1,147,800       27,948,930
       NIKE Inc., B ............................................................................           291,200       15,279,264
       PetSmart Inc. ...........................................................................           635,360       14,537,037
   (a) Under Armour Inc., A ....................................................................           155,700        3,665,178
   (a) Urban Outfitters Inc. ...................................................................         1,248,700       24,337,163
       Wolverine World Wide Inc. ...............................................................         2,269,075       47,264,832
                                                                                                                     --------------
                                                                                                                        348,893,015
                                                                                                                     --------------
       CONSUMER STAPLES 3.4%
       Clorox Co. ..............................................................................           484,500       27,156,225
   (a) Hain Celestial Group Inc. ...............................................................         1,437,200       23,986,868
   (a) Hansen Natural Corp. ....................................................................           709,800       28,931,448
   (a) Mead Johnson Nutrition Co., A ...........................................................           811,500       22,924,875
                                                                                                                     --------------
                                                                                                                        102,999,416
                                                                                                                     --------------
       ENERGY 8.8%
   (a) Cameron International Corp. .............................................................           931,900       23,838,002
   (a) Concho Resources Inc. ...................................................................           189,100        5,185,122
   (a) FMC Technologies Inc. ...................................................................         1,359,256       46,527,333
   (a) Petrohawk Energy Corp. ..................................................................         2,000,300       47,207,080
       Range Resources Corp. ...................................................................         1,269,800       50,753,906
       Smith International Inc. ................................................................           935,100       24,172,335
   (a) Southwestern Energy Co. .................................................................         1,999,600       71,705,656
                                                                                                                     --------------
                                                                                                                        269,389,434
                                                                                                                     --------------
       FINANCIALS 5.7%
   (a) Affiliated Managers Group Inc. ..........................................................           855,300       48,623,805
       BlackRock Inc. ..........................................................................           182,400       26,725,248
       The Charles Schwab Corp. ................................................................         1,833,400       33,881,232
       FelCor Lodging Trust Inc. ...............................................................         2,072,500        4,103,550
   (b) iStar Financial Inc. ....................................................................         3,968,090       13,372,463
       M&T Bancorp .............................................................................           263,030       13,795,924
       T. Rowe Price Group Inc. ................................................................           840,100       32,360,652
                                                                                                                     --------------
                                                                                                                        172,862,874
                                                                                                                     --------------
       HEALTH CARE 21.2%
       Allergan Inc. ...........................................................................           319,000       14,884,540
       Allscripts-Misys Healthcare Solutions Inc. ..............................................         1,448,700       17,992,854
   (a) Athenahealth Inc. .......................................................................           294,800        9,374,640
   (a) BioMarin Pharmaceutical Inc. ............................................................         1,148,500       14,769,710


                               90 | Annual Report

Franklin Strategic Series

       FRANKLIN SMALL-MID CAP GROWTH FUND                                                               SHARES            VALUE
       ----------------------------------                                                          ---------------   --------------
       COMMON STOCKS (CONTINUED)
       HEALTH CARE (CONTINUED)
       C. R. Bard Inc. .........................................................................           523,200   $   37,476,816
   (a) Celgene Corp. ...........................................................................           716,600       30,613,152
   (a) Cerner Corp. ............................................................................           755,212       40,630,405
   (a) Community Health Systems Inc. ...........................................................         2,389,064       54,566,222
   (a) DaVita Inc. .............................................................................           581,800       26,978,066
   (a) Express Scripts Inc. ....................................................................         1,071,000       68,511,870
   (a) Henry Schein Inc. .......................................................................           462,000       18,960,480
   (a) Illumina Inc. ...........................................................................           716,800       26,772,480
   (a) Intuitive Surgical Inc. .................................................................           140,100       20,136,573
   (a) Life Technologies Corp. .................................................................           887,100       33,088,830
   (a) Masimo Corp. ............................................................................           575,000       16,617,500
   (a) Myriad Genetics Inc. ....................................................................           871,600       33,809,364
   (a) OSI Pharmaceuticals Inc. ................................................................           170,900        5,737,113
       Perrigo Co. .............................................................................         1,181,490       30,624,221
       Pharmaceutical Product Development Inc. .................................................         1,265,100       24,808,611
   (a) QIAGEN NV (Netherlands) .................................................................         1,563,700       25,769,776
   (a) Sequenom Inc. ...........................................................................         1,156,000        4,184,720
   (a) Stereotaxis Inc. ........................................................................         1,463,200        4,887,088
   (a) Varian Medical Systems Inc. .............................................................         1,214,500       40,527,865
   (a) Waters Corp. ............................................................................         1,019,100       45,013,647
                                                                                                                     --------------
                                                                                                                        646,736,543
                                                                                                                     --------------
       INDUSTRIALS 12.9%
   (a) Allegiant Travel Co. ....................................................................           455,270       23,692,251
       AMETEK Inc. .............................................................................         1,672,000       53,855,120
       C.H. Robinson Worldwide Inc. ............................................................           518,200       27,547,512
       Danaher Corp. ...........................................................................           398,400       23,282,496
       Expeditors International of Washington Inc. .............................................           856,800       29,739,528
       Flowserve Corp. .........................................................................           360,400       24,471,160
   (a) Force Protection Inc. ...................................................................         2,409,100       18,357,342
   (a) Jacobs Engineering Group Inc. ...........................................................           489,900       18,635,796
       Precision Castparts Corp. ...............................................................           996,010       74,561,308
       Robert Half International Inc. ..........................................................         1,543,400       37,072,468
       Rockwell Collins Inc. ...................................................................           624,200       23,938,070
   (a) Ryanair Holdings PLC, ADR (Ireland) .....................................................         1,348,800       36,889,680
                                                                                                                     --------------
                                                                                                                        392,042,731
                                                                                                                     --------------
       INFORMATION TECHNOLOGY 27.7%
   (a) Activision Blizzard Inc. ................................................................         3,868,700       41,665,899
   (a) Affiliated Computer Services Inc., A ....................................................           734,100       35,515,758
   (a) Alliance Data Systems Corp. .............................................................           901,400       37,741,618
   (a) ANSYS Inc. ..............................................................................         1,122,200       30,995,164
   (a) Concur Technologies Inc. ................................................................           559,600       15,148,372
   (a) F5 Networks Inc. ........................................................................           889,200       24,248,484
   (b) FactSet Research Systems Inc. ...........................................................           826,200       44,276,058
   (a) FLIR Systems Inc. .......................................................................         2,597,200       57,605,896
(a, c) FormFactor Inc. .........................................................................         2,717,524       47,366,443


                               Annual Report | 91

Franklin Strategic Series

       FRANKLIN SMALL-MID CAP GROWTH FUND                                                               SHARES            VALUE
       ----------------------------------                                                          ---------------   --------------
       COMMON STOCKS (CONTINUED)
       INFORMATION TECHNOLOGY (CONTINUED)
       Harris Corp. ............................................................................         1,123,500   $   34,356,630
   (a) Hittite Microwave Corp. .................................................................           799,300       29,701,988
   (a) Juniper Networks Inc. ...................................................................         1,086,300       23,518,395
   (a) Lam Research Corp. ......................................................................         1,088,000       30,333,440
       MasterCard Inc., A ......................................................................           407,200       74,700,840
   (a) Mettler-Toledo International Inc. .......................................................           403,327       24,857,043
   (a) Netlogic Microsystems Inc. ..............................................................           263,700        8,593,983
   (a) Nuance Communications Inc. ..............................................................         5,804,500       77,490,075
   (b) Quality Systems Inc. ....................................................................           350,200       18,777,724
   (a) SAIC Inc. ...............................................................................         2,379,700       43,072,570
   (a) Silicon Laboratories Inc. ...............................................................         2,030,400       67,531,104
       Tandberg ASA (Norway) ...................................................................         2,607,800       37,160,704
   (a) Trimble Navigation Ltd. .................................................................         1,512,660       32,431,431
   (a) ViaSat Inc. .............................................................................           299,067        6,875,550
                                                                                                                     --------------
                                                                                                                        843,965,169
                                                                                                                     --------------
       MATERIALS 1.0%
       Ecolab Inc. .............................................................................           821,300       31,661,115
                                                                                                                     --------------
       TELECOMMUNICATION SERVICES 2.4%
   (a) American Tower Corp., A .................................................................           838,100       26,618,056
(a, d) Anda Networks ...........................................................................            91,107           70,152
   (a) SBA Communications Corp. ................................................................         1,844,000       46,468,800
                                                                                                                     --------------
                                                                                                                         73,157,008
                                                                                                                     --------------
       UTILITIES 0.8%
   (a) Calpine Corp. ...........................................................................         1,722,900       13,972,719
   (a) Dynegy Inc. .............................................................................         5,892,300       10,488,294
                                                                                                                     --------------
                                                                                                                         24,461,013
                                                                                                                     --------------
       TOTAL COMMON STOCKS (COST $2,857,291,816) ...............................................                      2,906,168,318
                                                                                                                     --------------

                                                                                                      PRINCIPAL
                                                                                                        AMOUNT
                                                                                                   ---------------
       CONVERTIBLE BONDS 0.4%
       INDUSTRIALS 0.2%
       SunPower Corp., cvt., senior bond, 1.25%, 2/15/27 .......................................   $     6,704,000        5,338,060
                                                                                                                     --------------
       INFORMATION TECHNOLOGY 0.2%
       Microchip Technology Inc., cvt., 2.125%, 12/15/37 .......................................         8,161,000        6,345,178
                                                                                                                     --------------
       TOTAL CONVERTIBLE BONDS (COST $10,008,798) ..............................................                         11,683,238
                                                                                                                     --------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $2,867,300,614) ................................................................                      2,917,851,556
                                                                                                                     --------------


                               92 | Annual Report

Franklin Strategic Series

       FRANKLIN SMALL-MID CAP GROWTH FUND                                                               SHARES            VALUE
       ----------------------------------                                                          ---------------   --------------
       SHORT TERM INVESTMENTS 4.8%
       MONEY MARKET FUNDS (COST $119,092,575) 3.9%
   (e) Franklin Institutional Fiduciary Trust Money Market Portfolio, 0.04% ....................       119,092,575   $  119,092,575
                                                                                                                     --------------
   (f) INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES 0.9%
       MONEY MARKET FUNDS (COST $25,968,221) 0.9%
   (g) Bank of New York Institutional Cash Reserve Fund, 0.14% .................................        25,968,221       25,708,538
                                                                                                                     --------------
       TOTAL INVESTMENTS (COST $3,012,361,410) 100.5% ..........................................                      3,062,652,669
       OTHER ASSETS, LESS LIABILITIES (0.5)% ...................................................                        (15,294,836)
                                                                                                                     --------------
       NET ASSETS 100.0% .......................................................................                     $3,047,357,833
                                                                                                                     ==============

See Abbreviations on page 121.

(a)  Non-income producing.

(b)  A portion or all of the security is on loan at April 30, 2009. See Note
     1(d).

(c)  See Note 9 regarding holdings of 5% voting securities.

(d)  See Note 8 regarding restricted and illiquid securities.

(e) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(f)  See Note 1(d) regarding securities on loan.

(g)  The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 93

Franklin Strategic Series

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2009

                                                                                        FRANKLIN
                                                        FRANKLIN        FRANKLIN         GROWTH
                                                        FLEX CAP      FOCUSED CORE   OPPORTUNITIES
                                                       GROWTH FUND     EQUITY FUND        FUND
                                                     --------------   ------------   --------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ................   $2,015,670,864    $ 6,171,060    $ 234,953,069
      Cost - Sweep Money Fund (Note 7) ...........       56,101,240        148,644       15,835,304
                                                     --------------    -----------    -------------
      Total cost of investments ..................   $2,071,772,104    $ 6,319,704    $ 250,788,373
                                                     ==============    ===========    =============
      Value - Unaffiliated issuers ...............   $2,007,631,096    $ 4,815,573    $ 269,393,026
      Value - Sweep Money Fund (Note 7) ..........       56,101,240        148,644       15,835,304
                                                     --------------    -----------    -------------
      Total value of investments .................    2,063,732,336      4,964,217      285,228,330
   Receivables:
      Investment securities sold .................        2,778,349        112,920          588,467
      Capital shares sold ........................        3,336,453          3,263          626,060
      Dividends ..................................        1,327,991          7,357           48,595
      Affiliates .................................               --         83,378               --
   Other assets ..................................            3,579            316              381
                                                     --------------    -----------    -------------
         Total assets ............................    2,071,178,708      5,171,451      286,491,833
                                                     --------------    -----------    -------------
Liabilities:
   Payables:
      Investment securities purchased ............        2,042,934             --        4,851,150
      Capital shares redeemed ....................        2,468,047             --          436,496
      Affiliates .................................        1,523,389             --          221,701
      Reports to shareholders ....................          150,970            440           20,780
      Professional fees ..........................            9,871          1,866            1,860
      Unaffiliated transfer agent fees ...........          408,976            168           44,766
   Accrued expenses and other liabilities ........           18,307          1,302            3,027
                                                     --------------    -----------    -------------
         Total liabilities .......................        6,622,494          3,776        5,579,780
                                                     --------------    -----------    -------------
            Net assets, at value .................   $2,064,556,214    $ 5,167,675    $ 280,912,053
                                                     ==============    ===========    =============
Net assets consist of:
   Paid-in capital ...............................   $2,169,148,719    $ 7,208,763    $ 453,819,115
   Undistributed net investment income (loss) ....           (4,440)         2,136               --
   Net unrealized appreciation (depreciation) ....       (8,039,768)    (1,355,612)      34,440,127
   Accumulated net realized gain (loss) ..........      (96,548,297)      (687,612)    (207,347,189)
                                                     --------------    -----------    -------------
            Net assets, at value .................   $2,064,556,214    $ 5,167,675    $ 280,912,053
                                                     ==============    ===========    =============

   The accompanying notes are an integral part of these financial statements.


                               94 | Annual Report

Franklin Strategic Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2009

                                                                                                          FRANKLIN
                                                                           FRANKLIN        FRANKLIN        GROWTH
                                                                           FLEX CAP      FOCUSED CORE   OPPORTUNITIES
                                                                          GROWTH FUND     EQUITY FUND       FUND
                                                                        --------------   ------------   -------------
CLASS A:
   Net assets, at value .............................................   $1,370,025,294    $4,888,717     $ 99,939,154
                                                                        --------------    ----------     ------------
   Shares outstanding ...............................................       42,201,071       779,258        7,200,360
                                                                        --------------    ----------     ------------
   Net asset value per share(a) .....................................   $        32.46    $     6.27     $      13.88
                                                                        --------------    ----------     ------------
   Maximum offering price per share (net asset value
      per share / 94.25%) ...........................................   $        34.44    $     6.65     $      14.73
                                                                        --------------    ----------     ------------
CLASS B:
   Net assets, at value .............................................   $   42,485,427            --     $  5,124,284
                                                                        --------------    ----------     ------------
   Shares outstanding ...............................................        1,414,321            --          393,531
                                                                        --------------    ----------     ------------
   Net asset value and maximum offering price per share(a) ..........   $        30.04            --     $      13.02
                                                                        --------------    ----------     ------------
CLASS C:
   Net assets, at value .............................................   $  243,307,740    $  105,542     $ 27,518,871
                                                                        --------------    ----------     ------------
   Shares outstanding ...............................................        8,082,731        16,923        2,118,612
                                                                        --------------    ----------     ------------
   Net asset value and maximum offering price per share(a) ..........   $        30.10    $     6.24     $      12.99
                                                                        --------------    ----------     ------------
CLASS R:
   Net assets, at value .............................................   $   43,939,910    $    6,274     $  7,320,126
                                                                        --------------    ----------     ------------
   Shares outstanding ...............................................        1,376,962         1,000          535,544
                                                                        --------------    ----------     ------------
   Net asset value and maximum offering price per share .............   $        31.91    $     6.27     $      13.67
                                                                        --------------    ----------     ------------
ADVISOR CLASS:
   Net assets, at value .............................................   $  364,797,843    $  167,142     $141,009,618
                                                                        --------------    ----------     ------------
   Shares outstanding ...............................................       11,113,738        26,599        9,858,865
                                                                        --------------    ----------     ------------
   Net asset value and maximum offering price per share .............   $        32.82    $     6.28     $      14.30
                                                                        --------------    ----------     ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 95

Franklin Strategic Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2009

                                                                  FRANKLIN        FRANKLIN
                                                                 SMALL CAP      SMALL-MID CAP
                                                                GROWTH FUND      GROWTH FUND
                                                               -------------   --------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..........................   $ 254,766,055   $2,825,922,083
      Cost - Non-controlled affiliated issuers (Note 9) ....              --       67,346,752
      Cost - Sweep Money Fund (Note 7) .....................       7,667,621      119,092,575
                                                               -------------   --------------
      Total cost of investments ............................   $ 262,433,676   $3,012,361,410
                                                               =============   ==============
      Value - Unaffiliated issuers .........................   $ 233,280,999   $2,896,193,651
      Value - Non-controlled affiliated issuers (Note 9) ...              --       47,366,443
      Value - Sweep Money Fund (Note 7) ....................       7,667,621      119,092,575
                                                               -------------   --------------
      Total value of investments(a) ........................     240,948,620    3,062,652,669
   Receivables:
      Investment securities sold ...........................       1,991,353       45,142,843
      Capital shares sold ..................................         191,603        1,625,597
      Dividends and interest ...............................          50,003        1,510,432
   Other assets ............................................             594          102,843
                                                               -------------   --------------
            Total assets ...................................     243,182,173    3,111,034,384
                                                               -------------   --------------
Liabilities:
   Payables:
      Investment securities purchased ......................       3,618,029       16,347,446
      Capital shares redeemed ..............................         932,941       17,413,414
      Affiliates ...........................................         258,357        2,265,589
      Reports to shareholders ..............................          34,360          228,762
      Professional fees ....................................           5,440           13,150
      Unaffiliated transfer agent fees .....................          82,940        1,393,510
   Payable upon return of securities loaned ................              --       25,968,221
   Accrued expenses and other liabilities ..................           5,135           46,459
                                                               -------------   --------------
            Total liabilities ..............................       4,937,202       63,676,551
                                                               -------------   --------------
               Net assets, at value ........................   $ 238,244,971   $3,047,357,833
                                                               =============   ==============
Net assets consist of:
   Paid-in capital .........................................   $ 381,099,177   $3,670,632,734
   Undistributed net investment income (loss) ..............              --         (285,426)
   Net unrealized appreciation (depreciation) ..............     (21,484,943)      50,386,205
   Accumulated net realized gain (loss) ....................    (121,369,263)    (673,375,680)
                                                               -------------   --------------
               Net assets, at value ........................   $ 238,244,971   $3,047,357,833
                                                               =============   ==============

(a)  Includes securities loaned ............................              --   $   21,649,874

   The accompanying notes are an integral part of these financial statements.


                               96 | Annual Report

Franklin Strategic Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2009

                                                                                 FRANKLIN        FRANKLIN
                                                                                 SMALL CAP     SMALL-MID CAP
                                                                                GROWTH FUND     GROWTH FUND
                                                                               ------------   --------------
CLASS A:
   Net assets, at value ....................................................   $123,037,378   $2,195,975,182
                                                                               ------------   --------------
   Shares outstanding ......................................................     19,198,471       98,290,141
                                                                               ------------   --------------
   Net asset value per share(a) ............................................   $       6.41   $        22.34
                                                                               ------------   --------------
   Maximum offering price per share (net asset value per share / 94.25%) ...   $       6.80   $        23.70
                                                                               ------------   --------------
CLASS B:
   Net assets, at value ....................................................   $ 15,159,462   $   13,399,182
                                                                               ------------   --------------
   Shares outstanding ......................................................      2,575,144          637,749
                                                                               ------------   --------------
   Net asset value and maximum offering price per share(a) .................   $       5.89   $        21.01
                                                                               ------------   --------------
CLASS C:
   Net assets, at value ....................................................   $ 40,179,992   $  285,596,896
                                                                               ------------   --------------
   Shares outstanding ......................................................      6,816,426       14,078,914
                                                                               ------------   --------------
   Net asset value and maximum offering price per share(a) .................   $       5.89   $        20.29
                                                                               ------------   --------------
CLASS R:
   Net assets, at value ....................................................   $  1,911,628   $   54,179,598
                                                                               ------------   --------------
   Shares outstanding ......................................................        305,175        2,479,973
                                                                               ------------   --------------
   Net asset value and maximum offering price per share ....................   $       6.26   $        21.85
                                                                               ------------   --------------
ADVISOR CLASS:
   Net assets, at value ....................................................   $ 57,956,511   $  498,206,975
                                                                               ------------   --------------
   Shares outstanding ......................................................      8,743,185       21,751,617
                                                                               ------------   --------------
   Net asset value and maximum offering price per share ....................   $       6.63   $        22.90
                                                                               ------------   --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 97

Franklin Strategic Series

STATEMENTS OF OPERATIONS
for the year ended April 30, 2009

                                                                                                               FRANKLIN
                                                                               FRANKLIN        FRANKLIN         GROWTH
                                                                                FLEX CAP     FOCUSED CORE   OPPORTUNITIES
                                                                              GROWTH FUND     EQUITY FUND        FUND
                                                                             -------------   ------------   -------------
Investment income:
   Dividends:
      Unaffiliated issuers ...............................................   $  20,101,600    $    90,748    $  1,005,853
      Sweep Money Fund (Note 7) ..........................................       1,161,485          3,309          92,732
   Interest ..............................................................             171             --              --
   Income from securities loaned .........................................          40,098             --           7,864
                                                                             -------------    -----------    ------------
            Total investment income ......................................      21,303,354         94,057       1,106,449
                                                                             -------------    -----------    ------------
Expenses:
   Management fees (Note 3a) .............................................      10,396,304         33,144       1,255,622
   Administrative fees (Note 3b) .........................................              --          9,040         514,157
   Distribution fees: (Note 3c)
      Class A ............................................................       3,932,240         11,864         313,786
      Class B ............................................................         643,480             --          75,203
      Class C ............................................................       2,890,889            897         319,843
      Class R ............................................................         250,108             34          32,777
   Transfer agent fees (Note 3e) .........................................       6,026,147          1,772         713,142
   Custodian fees (Note 4) ...............................................          39,148             30           4,804
   Reports to shareholders ...............................................         430,693          1,988          62,681
   Registration and filing fees ..........................................         132,811         40,635          79,285
   Professional fees .....................................................          55,498         33,928          33,357
   Trustees' fees and expenses ...........................................          39,841             99           5,558
   Amortization of offering costs ........................................              --         43,665              --
   Other .................................................................         144,352          3,560          14,488
                                                                             -------------    -----------    ------------
            Total expenses ...............................................      24,981,511        180,656       3,424,703
            Expense reductions (Note 4) ..................................            (288)           (30)           (635)
            Expenses waived/paid by affiliates (Note 3f) .................              --       (127,604)             --
                                                                             -------------    -----------    ------------
               Net expenses ..............................................      24,981,223         53,022       3,424,068
                                                                             -------------    -----------    ------------
                  Net investment income (loss) ...........................      (3,677,869)        41,035      (2,317,619)
                                                                             -------------    -----------    ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ........................................................     (87,241,385)      (680,200)    (73,196,492)
      Foreign currency transactions ......................................           9,259         (3,256)          3,600
                                                                             -------------    -----------    ------------
                  Net realized gain (loss) ...............................     (87,232,126)      (683,456)    (73,192,892)
                                                                             -------------    -----------    ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ........................................................    (764,613,305)      (643,842)    (18,033,117)
      Translation of other assets and liabilities denominated
         in foreign currencies ...........................................              --           (957)          2,592
                                                                             -------------    -----------    ------------
                  Net change in unrealized appreciation (depreciation) ...    (764,613,305)      (644,799)    (18,030,525)
                                                                             -------------    -----------    ------------
Net realized and unrealized gain (loss) ..................................    (851,845,431)    (1,328,255)    (91,223,417)
                                                                             -------------    -----------    ------------
Net increase (decrease) in net assets resulting from operations ..........   $(855,523,300)   $(1,287,220)   $(93,541,036)
                                                                             =============    ===========    ============

   The accompanying notes are an integral part of these financial statements.


                               98 | Annual Report

Franklin Strategic Series

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended April 30, 2009

                                                                                FRANKLIN         FRANKLIN
                                                                               SMALL CAP      SMALL-MID CAP
                                                                              GROWTH FUND      GROWTH FUND
                                                                             -------------   ---------------
Investment income:
   Dividends:
      Unaffiliated issuers ...............................................   $     770,372   $    15,467,711
      Non-controlled affiliated issuers (Note 9) .........................              --         1,560,878
      Sweep Money Fund (Note 7) ..........................................         112,586         2,398,494
   Interest ..............................................................              68         1,219,985
   Income from securities loaned .........................................         219,328         3,927,702
                                                                             -------------   ---------------
            Total investment income ......................................       1,102,354        24,574,770
                                                                             -------------   ---------------
Expenses:
   Management fees (Note 3a) .............................................       2,194,667        17,341,750
   Administrative fees (Note 3b) .........................................         820,861                --
   Distribution fees: (Note 3c)
      Class A ............................................................         538,564         7,191,501
      Class B ............................................................         304,365           172,930
      Class C ............................................................         523,168         3,620,984
      Class R ............................................................          11,252           331,488
   Transfer agent fees (Note 3e) .........................................       1,012,717        13,804,127
   Custodian fees (Note 4) ...............................................          11,618            82,146
   Reports to shareholders ...............................................          90,103           612,962
   Registration and filing fees ..........................................          67,946           122,325
   Professional fees .....................................................          38,200            76,691
   Trustees' fees and expenses ...........................................          10,662            82,797
   Other .................................................................          23,903           177,656
                                                                             -------------   ---------------
            Total expenses ...............................................       5,648,026        43,617,357
            Expense reductions (Note 4) ..................................          (1,157)             (392)
                                                                             -------------   ---------------
               Net expenses ..............................................       5,646,869        43,616,965
                                                                             -------------   ---------------
                  Net investment income (loss) ...........................      (4,544,515)      (19,042,195)
                                                                             -------------   ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments:
         Unaffiliated issuers ............................................    (100,914,360)     (481,038,995)
         Non-controlled affiliated issuers (Note 9) ......................              --      (188,613,978)
      Foreign currency transactions ......................................          10,553          (243,831)
                                                                             -------------   ---------------
                  Net realized gain (loss) ...............................    (100,903,807)     (669,896,804)
                                                                             -------------   ---------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ........................................................     (67,036,827)     (976,762,079)
      Translation of other assets and liabilities denominated
         in foreign currencies ...........................................             112           (13,443)
                                                                             -------------   ---------------
                  Net change in unrealized appreciation (depreciation) ...     (67,036,715)     (976,775,522)
                                                                             -------------   ---------------
Net realized and unrealized gain (loss) ..................................    (167,940,522)   (1,646,672,326)
                                                                             -------------   ---------------
Net increase (decrease) in net assets resulting from operations ..........   $(172,485,037)  $(1,665,714,521)
                                                                             =============   ===============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 99

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        FRANKLIN FLEX CAP            FRANKLIN FOCUSED CORE
                                                                           GROWTH FUND                   EQUITY FUND
                                                                 -------------------------------   ------------------------
                                                                       YEAR ENDED APRIL 30,          YEAR ENDED APRIL 30,
                                                                 -------------------------------   ------------------------
                                                                       2009            2008            2009        2008(a)
                                                                 --------------   --------------   -----------   ----------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) ...........................   $   (3,677,869)  $   (6,082,319)  $    41,035   $   16,737
      Net realized gain (loss) from investments and foreign
         currency transactions ...............................      (87,232,126)      73,881,873      (683,456)       8,991
      Net change in unrealized appreciation (depreciation)
         on investments and translation of other assets and
         liabilities denominated in foreign currencies .......     (764,613,305)      11,048,494      (644,799)    (710,813)
                                                                 --------------   --------------   -----------   ----------
               Net increase (decrease) in net assets resulting
                  from operations ............................     (855,523,300)      78,848,048    (1,287,220)    (685,085)
                                                                 --------------   --------------   -----------   ----------
   Distributions to shareholders from:
      Net investment income:
         Class A .............................................               --       (1,062,345)      (74,501)          --
         Class C .............................................               --               --        (1,612)          --
         Class R .............................................               --          (43,876)          (83)          --
         Advisor Class .......................................               --         (161,537)       (2,076)          --
      Net realized gains:
         Class A .............................................               --      (32,084,220)      (16,497)          --
         Class B .............................................               --       (1,853,887)           --           --
         Class C .............................................               --       (6,486,834)         (426)          --
         Class R .............................................               --       (1,221,188)          (22)          --
         Advisor Class .......................................               --       (5,050,987)         (403)          --
                                                                 --------------   --------------   -----------   ----------
   Total distributions to shareholders .......................               --      (47,964,874)      (95,620)          --
                                                                 --------------   --------------   -----------   ----------
   Capital share transactions: (Note 2)
         Class A .............................................      (51,271,229)      10,019,089     1,542,220    5,311,800
         Class B .............................................      (26,638,743)     (23,776,783)           --           --
         Class C .............................................      (19,089,342)       4,256,506        97,423       41,349
         Class R .............................................       (3,859,450)     (15,994,000)           --       10,000
         Advisor Class .......................................      123,671,368       45,026,229        38,570      194,238
                                                                 --------------   --------------   -----------   ----------
   Total capital share transactions ..........................       22,812,604       19,531,041     1,678,213    5,557,387
                                                                 --------------   --------------   -----------   ----------
   Redemption fees ...........................................            2,260           20,391            --           --
                                                                 --------------   --------------   -----------   ----------
               Net increase (decrease) in net assets .........     (832,708,436)      50,434,606       295,373    4,872,302
Net assets:
   Beginning of year .........................................    2,897,264,650    2,846,830,044     4,872,302           --
                                                                 --------------   --------------   -----------   ----------
   End of year ...............................................   $2,064,556,214   $2,897,264,650   $ 5,167,675   $4,872,302
                                                                 ==============   ==============   ===========   ==========
Undistributed net investment income (loss) included in
   net assets:
      End of year ............................................   $       (4,440)  $          --    $     2,136   $   28,566
                                                                 ==============   ==============   ===========   ==========

(a) For the period December 13, 2007 (commencement of operations) to April 30, 2008.

   The accompanying notes are an integral part of these financial statements.


                               100 | Annual Report

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                       FRANKLIN GROWTH               FRANKLIN SMALL CAP
                                                                      OPPORTUNITIES FUND                 GROWTH FUND
                                                                 ---------------------------   ------------------------------
                                                                     YEAR ENDED APRIL 30,           YEAR ENDED APRIL 30,
                                                                 ---------------------------   ------------------------------
                                                                     2009           2008            2009            2008
                                                                 ------------   ------------   -------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) ...........................   $ (2,317,619)  $ (2,243,513)  $  (4,544,515)  $   (7,026,827)
      Net realized gain (loss) from investments and foreign
         currency transactions ...............................    (73,192,892)    12,002,488    (100,903,807)      89,522,745
      Net change in unrealized appreciation (depreciation)
         on investments and translation of other assets and
         liabilities denominated in foreign currencies .......    (18,030,525)     7,496,019     (67,036,715)    (204,815,321)
                                                                 ------------   ------------   -------------   --------------
               Net increase (decrease) in net assets resulting
                  from operations ............................    (93,541,036)    17,254,994    (172,485,037)    (122,319,403)
                                                                 ------------   ------------   -------------   --------------
   Distributions to shareholders from net realized gains:
      Class A ................................................             --             --      (1,831,877)     (80,597,900)
      Class B ................................................             --             --        (287,838)     (13,185,309)
      Class C ................................................             --             --        (552,458)     (19,085,424)
      Class R ................................................             --             --         (22,400)        (619,705)
      Advisor Class ..........................................             --             --      (1,312,092)     (40,266,927)
                                                                 ------------   ------------   -------------   --------------
   Total distributions to shareholders .......................             --             --      (4,006,665)    (153,755,265)
                                                                 ------------   ------------   -------------   --------------
   Capital share transactions: (Note 2)
      Class A ................................................     10,380,355     25,504,203     (75,656,594)    (131,750,498)
      Class B ................................................     (2,912,763)    (5,044,139)    (24,020,660)      (9,331,447)
      Class C ................................................      1,204,624      6,765,860     (14,625,680)     (10,395,508)
      Class R ................................................      1,865,922        (69,825)       (472,497)      (1,529,576)
      Advisor Class ..........................................     65,072,564      8,963,605     (96,965,191)     (31,944,950)
                                                                 ------------   ------------   -------------   --------------
   Total capital share transactions ..........................     75,610,702     36,119,704    (211,740,622)    (184,951,979)
                                                                 ------------   ------------   -------------   --------------
   Redemption fees ...........................................            966          3,208           1,057            3,008
                                                                 ------------   ------------   -------------   --------------
               Net increase (decrease) in net assets .........    (17,929,368)    53,377,906    (388,231,267)    (461,023,639)
                                                                 ------------   ------------   -------------   --------------
Net assets:
   Beginning of year .........................................    298,841,421    245,463,515     626,476,238    1,087,499,877
                                                                 ------------   ------------   -------------   --------------
   End of year ...............................................   $280,912,053   $298,841,421   $ 238,244,971   $  626,476,238
                                                                 ============   ============   =============   ==============
Undistributed net investment income (loss) included
   in net assets:
      End of year ............................................   $         --   $         --   $          --   $           --
                                                                 ============   ============   =============   ==============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 101

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                   FRANKLIN SMALL-MID CAP
                                                                                                        GROWTH FUND
                                                                                             ---------------------------------
                                                                                                    YEAR ENDED APRIL 30,
                                                                                             ---------------------------------
                                                                                                   2009              2008
                                                                                             ---------------   ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) .......................................................   $   (19,042,195)  $   (35,942,600)
      Net realized gain (loss) from investments and foreign currency transactions ........      (669,896,804)      535,546,104
      Net change in unrealized appreciation (depreciation) on investments and
         translation of other assets and liabilities denominated in foreign currencies ...      (976,775,522)     (898,481,620)
                                                                                             ---------------   ---------------
               Net increase (decrease) in net assets resulting from operations ...........    (1,665,714,521)     (398,878,116)
                                                                                             ---------------   ---------------
   Distributions to shareholders from net realized gains:
      Class A ............................................................................        (6,612,344)     (790,889,652)
      Class B ............................................................................           (42,726)       (5,111,384)
      Class C ............................................................................          (939,029)     (105,273,976)
      Class R ............................................................................          (162,759)      (16,775,519)
      Advisor Class ......................................................................        (1,349,787)     (160,138,265)
                                                                                             ---------------   ---------------
   Total distributions to shareholders ...................................................        (9,106,645)   (1,078,188,796)
                                                                                             ---------------   ---------------
   Capital share transactions: (Note 2)
      Class A ............................................................................      (895,592,567)     (221,023,942)
      Class B ............................................................................        (4,302,513)          132,361
      Class C ............................................................................       (75,422,060)       16,278,421
      Class R ............................................................................       (11,231,755)       (1,881,624)
      Advisor Class ......................................................................       (78,299,057)      242,909,931
                                                                                             ---------------   ---------------
   Total capital share transactions ......................................................    (1,064,847,952)       36,415,147
                                                                                             ---------------   ---------------
   Redemption fees .......................................................................            35,916            97,409
                                                                                             ---------------   ---------------
               Net increase (decrease) in net assets .....................................    (2,739,633,202)   (1,440,554,356)
Net assets:
   Beginning of year .....................................................................     5,786,991,035     7,227,545,391
                                                                                             ---------------   ---------------
   End of year ...........................................................................   $ 3,047,357,833   $ 5,786,991,035
                                                                                             ===============   ===============
Undistributed net investment income (loss) included in net assets:
   End of year ...........................................................................   $      (285,426)  $            --
                                                                                             ===============   ===============

   The accompanying notes are an integral part of these financial statements.


                               102 | Annual Report

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of eight separate funds, five of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A, CLASS C, CLASS R & ADVISOR CLASS   CLASS A, CLASS B, CLASS C, CLASS R & ADVISOR CLASS
-----------------------------------------   --------------------------------------------------
Franklin Focused Core Equity Fund           Franklin Flex Cap Growth Fund
                                            Franklin Growth Opportunities Fund
                                            Franklin Small Cap Growth Fund
                                            Franklin Small-Mid Cap Growth Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of


                               Annual Report | 103

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                               104 | Annual Report

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITIES LENDING

Certain funds participate in a principal based security lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money market fund managed by the fund's custodian on the fund's behalf. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the principal may default on its obligations to the fund.

E. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of April 30, 2009, and have determined that no provision for income tax is required in the Funds' financial statements.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


                               Annual Report | 105

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

J. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                                                 FRANKLIN              FRANKLIN FOCUSED
                                                           FLEX CAP GROWTH FUND        CORE EQUITY FUND
                                                       ---------------------------   --------------------
                                                          SHARES         AMOUNT       SHARES     AMOUNT
                                                       -----------   -------------   -------   ----------
CLASS A SHARES:
Year ended April 30, 2009
   Shares sold .....................................    10,241,362   $ 362,573,642   292,595   $1,835,475
   Shares issued in reinvestment of distributions ..            --              --     5,075       26,184
   Shares redeemed .................................   (11,986,727)   (413,844,871)  (54,000)    (319,439)
                                                       -----------   -------------   -------   ----------
   Net increase (decrease) .........................    (1,745,365)  $ (51,271,229)  243,670   $1,542,220
                                                       ===========   =============   =======   ==========


                               106 | Annual Report

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                 FRANKLIN              FRANKLIN FOCUSED
                                                           FLEX CAP GROWTH FUND        CORE EQUITY FUND
                                                       ---------------------------   --------------------
                                                          SHARES         AMOUNT       SHARES     AMOUNT
                                                       -----------   -------------   -------   ----------
CLASS A SHARES: (CONTINUED)
Year ended April 30, 2008(a)
   Shares sold .....................................     8,860,704   $ 412,850,677   539,141   $5,341,810
   Shares issued in reinvestment of distributions ..       564,076      27,302,324        --           --
   Shares redeemed .................................    (9,275,872)   (430,133,912)   (3,553)     (30,010)
                                                       -----------   -------------   -------   ----------
   Net increase (decrease) .........................       148,908   $  10,019,089   535,588   $5,311,800
                                                       ===========   =============   =======   ==========
CLASS B SHARES:
Year ended April 30, 2009
   Shares sold .....................................       174,451   $   6,264,143
   Shares redeemed .................................    (1,000,893)    (32,902,886)
                                                       -----------   -------------
   Net increase (decrease) .........................      (826,442)  $ (26,638,743)
                                                       ===========   =============
Year ended April 30, 2008
   Shares sold .....................................       185,826   $   8,281,945
   Shares issued in reinvestment of distributions ..        38,247       1,733,727
   Shares redeemed .................................      (783,309)    (33,792,455)
                                                       -----------   -------------
   Net increase (decrease) .........................      (559,236)  $ (23,776,783)
                                                       ===========   =============
CLASS C SHARES:
Year ended April 30, 2009
   Shares sold .....................................     1,834,066   $  61,876,028    30,484   $  195,267
   Shares issued in reinvestment of distributions ..            --              --       376        1,933
   Shares redeemed .................................    (2,540,857)    (80,965,370)  (18,632)     (99,777)
                                                       -----------   -------------   -------   ----------
   Net increase (decrease) .........................      (706,791)  $ (19,089,342)   12,228   $   97,423
                                                       ===========   =============   =======   ==========
Year ended April 30, 2008(a)
   Shares sold .....................................     1,643,470   $  72,227,327     4,695   $   41,349
   Shares issued in reinvestment of distributions ..       131,515       5,973,410        --           --
   Shares redeemed .................................    (1,714,226)    (73,944,231)       --           --
                                                       -----------   -------------   -------   ----------
   Net increase (decrease) .........................        60,759   $   4,256,506     4,695   $   41,349
                                                       ===========   =============   =======   ==========
CLASS R SHARES:
Year ended April 30, 2009
   Shares sold .....................................       439,184   $  15,149,663        --   $       --
   Shares redeemed .................................      (531,171)    (19,009,113)       --           --
                                                       -----------   -------------   -------   ----------
   Net increase (decrease) .........................       (91,987)  $  (3,859,450)       --   $       --
                                                       ===========   =============   =======   ==========
Year ended April 30, 2008(a)
   Shares sold .....................................       357,376   $  16,514,361     1,000   $   10,000
   Shares issued in reinvestment of distributions ..        26,436       1,261,987        --           --
   Shares redeemed .................................      (739,403)    (33,770,348)       --           --
                                                       -----------   -------------   -------   ----------
   Net increase (decrease) .........................      (355,591)  $ (15,994,000)    1,000   $   10,000
                                                       ===========   =============   =======   ==========


                               Annual Report | 107

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                 FRANKLIN              FRANKLIN FOCUSED
                                                           FLEX CAP GROWTH FUND        CORE EQUITY FUND
                                                       ---------------------------   --------------------
                                                          SHARES         AMOUNT       SHARES     AMOUNT
                                                       -----------   -------------   -------   ----------
ADVISOR CLASS SHARES:
Year ended April 30, 2009
   Shares sold .....................................     4,690,791   $ 161,366,894     9,728   $   57,955
   Shares issued in reinvestment of distributions ..            --              --       479        2,478
   Shares redeemed .................................    (1,122,724)    (37,695,526)   (3,275)     (21,863)
                                                       -----------   -------------   -------   ----------
   Net increase (decrease) .........................     3,568,067   $ 123,671,368     6,932   $   38,570
                                                       ===========   =============   =======   ==========
Year ended April 30, 2008(a)
   Shares sold .....................................     1,150,962   $  52,420,394    19,731   $  194,788
   Shares issued in reinvestment of distributions ..       106,767       5,206,091        --           --
   Shares redeemed .................................      (270,893)    (12,600,256)      (64)        (550)
                                                       -----------   -------------   -------   ----------
   Net increase (decrease) .........................       986,836   $  45,026,229    19,667   $  194,238
                                                       ===========   =============   =======   ==========

(a) For the period December 13, 2007 (commencement of operations) to April 30, 2008, for the Franklin Focused Core Equity Fund.

                                                            FRANKLIN GROWTH                  FRANKLIN
                                                           OPPORTUNITIES FUND         SMALL CAP GROWTH FUND
                                                       -------------------------   ---------------------------
                                                         SHARES        AMOUNT         SHARES         AMOUNT
                                                       ----------   ------------   -----------   -------------
CLASS A SHARES:
Year ended April 30, 2009
   Shares sold .....................................    3,112,008   $ 50,885,144     6,425,475   $  44,816,186
   Shares issued in reinvestment of distributions ..           --             --       303,971       1,674,888
   Shares redeemed .................................   (2,756,442)   (40,504,789)  (17,673,940)   (122,147,668)
                                                       ----------   ------------   -----------   -------------
   Net increase (decrease) .........................      355,566   $ 10,380,355   (10,944,494)  $ (75,656,594)
                                                       ==========   ============   ===========   =============
Year ended April 30, 2008
   Shares sold .....................................    3,288,291   $ 67,103,617     5,142,888   $  57,782,843
   Shares issued in reinvestment of distributions ..           --             --     7,209,636      73,177,801
   Shares redeemed .................................   (2,127,947)   (41,599,414)  (24,350,461)   (262,711,142)
                                                       ----------   ------------   -----------   -------------
   Net increase (decrease) .........................    1,160,344   $ 25,504,203   (11,997,937)  $(131,750,498)
                                                       ==========   ============   ===========   =============
CLASS B SHARES:
Year ended April 30, 2009
   Shares sold .....................................       89,385   $  1,452,710       127,271   $     787,604
   Shares issued in reinvestment of distributions ..           --             --        50,780         257,961
   Shares redeemed .................................     (304,157)    (4,365,473)   (3,829,822)    (25,066,225)
                                                       ----------   ------------   -----------   -------------
   Net increase (decrease) .........................     (214,772)  $ (2,912,763)   (3,651,771)  $ (24,020,660)
                                                       ==========   ============   ===========   =============
Year ended April 30, 2008
   Shares sold .....................................       82,357   $  1,608,358       123,014   $   1,243,897
   Shares issued in reinvestment of distributions ..           --             --     1,228,476      11,584,529
   Shares redeemed .................................     (360,405)    (6,652,497)   (2,064,247)    (22,159,873)
                                                       ----------   ------------   -----------   -------------
   Net increase (decrease) .........................     (278,048)  $ (5,044,139)     (712,757)  $  (9,331,447)
                                                       ==========   ============   ===========   =============


                               108 | Annual Report

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                            FRANKLIN GROWTH                  FRANKLIN
                                                           OPPORTUNITIES FUND         SMALL CAP GROWTH FUND
                                                       -------------------------   ---------------------------
                                                         SHARES        AMOUNT         SHARES         AMOUNT
                                                       ----------   ------------   -----------   -------------
CLASS C SHARES:
Year ended April 30, 2009
   Shares sold .....................................      835,214   $ 12,871,578       643,124   $   3,814,156
   Shares issued in reinvestment of distributions ..           --             --        99,237         504,123
   Shares redeemed .................................     (845,384)   (11,666,954)   (2,919,407)    (18,943,959)
                                                       ----------   ------------   -----------   -------------
   Net increase (decrease) .........................      (10,170)  $  1,204,624    (2,177,046)  $ (14,625,680)
                                                       ==========   ============   ===========   =============
Year ended April 30, 2008
   Shares sold .....................................      767,351   $ 14,696,919       305,315   $   3,089,377
   Shares issued in reinvestment of distributions ..           --             --     1,822,622      17,205,554
   Shares redeemed .................................     (428,732)    (7,931,059)   (2,919,162)    (30,690,439)
                                                       ----------   ------------   -----------   -------------
   Net increase (decrease) .........................      338,619   $  6,765,860      (791,225)  $ (10,395,508)
                                                       ==========   ============   ===========   =============
CLASS R SHARES:
Year ended April 30, 2009
   Shares sold .....................................      341,730   $  4,955,460       125,708   $     888,845
   Shares issued in reinvestment of distributions ..           --             --         4,156          22,400
   Shares redeemed .................................     (203,276)    (3,089,538)     (180,155)     (1,383,742)
                                                       ----------   ------------   -----------   -------------
   Net increase (decrease) .........................      138,454   $  1,865,922       (50,291)  $    (472,497)
                                                       ==========   ============   ===========   =============
Year ended April 30, 2008
   Shares sold .....................................      174,256   $  3,443,236       102,048   $   1,100,387
   Shares issued in reinvestment of distributions ..           --             --        62,282         619,705
   Shares redeemed .................................     (181,695)    (3,513,061)     (256,839)     (3,249,668)
                                                       ----------   ------------   -----------   -------------
   Net increase (decrease) .........................       (7,439)  $    (69,825)      (92,509)  $  (1,529,576)
                                                       ==========   ============   ===========   =============
ADVISOR CLASS SHARES:
Year ended April 30, 2009
   Shares sold .....................................    5,178,762   $ 69,117,750     4,621,864   $  31,513,259
   Shares issued in reinvestment of distributions ..           --             --       228,548       1,302,723
   Shares redeemed .................................     (264,983)    (4,045,186)  (19,665,807)   (129,781,173)
                                                       ----------   ------------   -----------   -------------
   Net increase (decrease) .........................    4,913,779   $ 65,072,564   (14,815,395)  $ (96,965,191)
                                                       ==========   ============   ===========   =============
Year ended April 30, 2008
   Shares sold .....................................      780,151   $ 15,851,341     7,904,170   $  87,488,790
   Shares issued in reinvestment of distributions ..           --             --     3,652,414      38,167,731
   Shares redeemed .................................     (335,773)    (6,887,736)  (12,389,907)   (157,601,471)
                                                       ----------   ------------   -----------   -------------
   Net increase (decrease) .........................      444,378   $  8,963,605      (833,323)  $ (31,944,950)
                                                       ==========   ============   ===========   =============


                               Annual Report | 109

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                           FRANKLIN SMALL-MID CAP
                                                                GROWTH FUND
                                                       -----------------------------
                                                          SHARES          AMOUNT
                                                       -----------   ---------------
CLASS A SHARES:
Year ended April 30, 2009
   Shares sold .....................................    17,662,329   $   434,589,836
   Shares issued in reinvestment of distributions ..       273,597         5,217,433
   Shares redeemed .................................   (52,103,900)   (1,335,399,836)
                                                       -----------   ---------------
   Net increase (decrease) .........................   (34,167,974)  $  (895,592,567)
                                                       ===========   ===============
Year ended April 30, 2008
   Shares sold .....................................    27,344,993   $ 1,030,832,137
   Shares issued in reinvestment of distributions ..    17,940,000       630,770,384
   Shares redeemed .................................   (48,105,487)   (1,882,626,463)
                                                       -----------   ---------------
   Net increase (decrease) .........................    (2,820,494)  $  (221,023,942)
                                                       ===========   ===============
CLASS B SHARES:
Year ended April 30, 2009
   Shares sold .....................................        45,036   $     1,007,278
   Shares issued in reinvestment of distributions ..         2,216            39,845
   Shares redeemed .................................      (230,737)       (5,349,636)
                                                       -----------   ---------------
   Net increase (decrease) .........................      (183,485)  $    (4,302,513)
                                                       ===========   ===============
Year ended April 30, 2008
   Shares sold .....................................        58,760   $     2,259,539
   Shares issued in reinvestment of distributions ..       142,174         4,751,473
   Shares redeemed .................................      (193,900)       (6,878,651)
                                                       -----------   ---------------
   Net increase (decrease) .........................         7,034   $       132,361
                                                       ===========   ===============
CLASS C SHARES:
Year ended April 30, 2009
   Shares sold .....................................       858,621   $    19,025,475
   Shares issued in reinvestment of distributions ..        46,706           810,803
   Shares redeemed .................................    (4,306,440)      (95,258,338)
                                                       -----------   ---------------
   Net increase (decrease) .........................    (3,401,113)  $   (75,422,060)
                                                       ===========   ===============
Year ended April 30, 2008
   Shares sold .....................................     1,327,722   $    46,812,879
   Shares issued in reinvestment of distributions ..     2,777,328        89,596,613
   Shares redeemed .................................    (3,447,379)     (120,131,071)
                                                       -----------   ---------------
   Net increase (decrease) .........................       657,671   $    16,278,421
                                                       ===========   ===============
CLASS R SHARES:
Year ended April 30, 2009
   Shares sold .....................................     1,102,996   $    27,082,387
   Shares issued in reinvestment of distributions ..         8,509           158,871
   Shares redeemed .................................    (1,573,683)      (38,473,013)
                                                       -----------   ---------------
   Net increase (decrease) .........................      (462,178)  $   (11,231,755)
                                                       ===========   ===============
Year ended April 30, 2008
   Shares sold .....................................     1,064,140   $    39,882,854
   Shares issued in reinvestment of distributions ..       475,058        16,389,509
   Shares redeemed .................................    (1,487,464)      (58,153,987)
                                                       -----------   ---------------
   Net increase (decrease) .........................        51,734   $    (1,881,624)
                                                       ===========   ===============


                               110 | Annual Report

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                           FRANKLIN SMALL-MID CAP
                                                                GROWTH FUND
                                                       -----------------------------
                                                          SHARES          AMOUNT
                                                       -----------   ---------------
ADVISOR CLASS SHARES:
Year ended April 30, 2009
   Shares sold .....................................     5,582,498   $   134,594,968
   Shares issued in reinvestment of distributions ..        63,569         1,241,512
   Shares redeemed .................................    (8,196,350)     (214,135,537)
                                                       -----------   ---------------
   Net increase (decrease) .........................    (2,550,283)  $   (78,299,057)
                                                       ===========   ===============
Year ended April 30, 2008
   Shares sold .....................................    11,838,328   $   479,997,430
   Shares issued in reinvestment of distributions ..     3,474,301       124,762,163
   Shares redeemed .................................   (10,036,923)     (361,849,662)
                                                       -----------   ---------------
   Net increase (decrease) .........................     5,275,706   $   242,909,931
                                                       ===========   ===============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund pay an investment management fee to Advisers based on the average daily net assets of each of the funds as follows:

ANNUALIZED FEE RATE                        NET ASSETS
-------------------   ---------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $7.5 billion
       0.440%         Over $7.5 billion, up to and including $10 billion
       0.430%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         In excess of $15 billion


                               Annual Report | 111

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

The Franklin Focused Core Equity Fund pays an investment management fee to Advisers based on the average daily net assets as follows:

ANNUALIZED FEE RATE                       NET ASSETS
-------------------   -----------------------------------------------------
       0.750%         Up to and including $500 million
       0.650%         Over $500 million, up to and including $1 billion
       0.600%         Over $1 billion, up to and including $1.5 billion
       0.550%         Over $1.5 billion, up to and including $6.5 billion
       0.525%         Over $6.5 billion, up to and including $11.5 billion
       0.500%         Over $11.5 billion, up to and including $16.5 billion
       0.490%         Over $16.5 billion, up to and including $19 billion
       0.480%         Over $19 billion, up to and including $21.5 billion
       0.470%         In excess of $21.5 billion

The Franklin Growth Opportunities Fund pays an investment management fee to Advisers based on the average daily net assets as follows:

ANNUALIZED FEE RATE                       NET ASSETS
-------------------   -----------------------------------------------------
       0.500%         Up to and including $500 million
       0.400%         Over $500 million, up to and including $1 billion
       0.350%         Over $1 billion, up to and including $1.5 billion
       0.300%         Over $1.5 billion, up to and including $6.5 billion
       0.275%         Over $6.5 billion, up to and including $11.5 billion
       0.250%         Over $11.5 billion, up to and including $16.5 billion
       0.240%         Over $16.5 billion, up to and including $19 billion
       0.230%         Over $19 billion, up to and including $21.5 billion
       0.220%         In excess of $21.5 billion

The Franklin Small Cap Growth Fund pays an investment management fee to Advisers based on the average daily net assets as follows:

ANNUALIZED FEE RATE                       NET ASSETS
-------------------   -----------------------------------------------------
       0.550%         Up to and including $500 million
       0.450%         Over $500 million, up to and including $1 billion
       0.400%         Over $1 billion, up to and including $1.5 billion
       0.350%         Over $1.5 billion, up to and including $6.5 billion
       0.325%         Over $6.5 billion, up to and including $11.5 billion
       0.300%         Over $11.5 billion, up to and including $16.5 billion
       0.290%         Over $16.5 billion, up to and including $19 billion
       0.280%         Over $19 billion, up to and including $21.5 billion
       0.270%         In excess of $21.5 billion


                               112 | Annual Report

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Franklin Focused Core Equity Fund, the Franklin Growth Opportunities Fund, and the Franklin Small Cap Growth Fund pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the funds.

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act.

On December 2, 2008, the Trust's Board of Trustees approved a modification to the Class A distribution plan for the Franklin Focused Core Equity Fund and the Franklin Small Cap Growth Fund, changing the form of the plan from a compensation to a reimbursement distribution plan. Under the distribution plan, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class. This change was effective February 1, 2009. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. Prior to February 1, 2009, under the fund's Class A compensation distribution plan, the fund paid Distributors for costs incurred in connection with the servicing, sale and distribution of the fund's shares up to a certain percentage per year of its average daily net assets.

In addition, under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                                                       FRANKLIN
                         FRANKLIN      FRANKLIN         GROWTH        FRANKLIN      FRANKLIN
                         FLEX CAP    FOCUSED CORE   OPPORTUNITIES    SMALL CAP    SMALL-MID CAP
                       GROWTH FUND    EQUITY FUND        FUND       GROWTH FUND    GROWTH FUND
                       -----------   ------------   -------------   -----------   -------------
Reimbursement Plans:
   Class A .........       0.25%         0.35%          0.35%          0.35%          0.25%
Compensation Plans:
   Class B .........       1.00%           --           1.00%          1.00%          1.00%
   Class C .........       1.00%         1.00%          1.00%          1.00%          1.00%
   Class R .........       0.50%         0.50%          0.50%          0.50%          0.50%


                               Annual Report | 113

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

The Board of Trustees has set the current rate at 0.30% per year for Class A shares for the Franklin Focused Core Equity Fund, the Franklin Growth Opportunities Fund, and the Franklin Small Cap Growth Fund until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                                                 FRANKLIN
                                                   FRANKLIN      FRANKLIN         GROWTH        FRANKLIN
                                                   FLEX CAP    FOCUSED CORE   OPPORTUNITIES    SMALL CAP
                                                 GROWTH FUND    EQUITY FUND        FUND       GROWTH FUND
                                                 -----------   ------------   -------------   -----------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers .......     $530,130       $1,765         $72,197        $35,750
Contingent deferred sales charges retained ...     $ 55,218       $   84         $14,869        $ 3,974

                                                   FRANKLIN
                                                 SMALL-MID CAP
                                                  GROWTH FUND
                                                 -------------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers .......     $170,304
Contingent deferred sales charges retained ...     $ 21,174

E. TRANSFER AGENT FEES

For the year ended April 30, 2009, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                          FRANKLIN
                            FRANKLIN      FRANKLIN         GROWTH       FRANKLIN        FRANKLIN
                            FLEX CAP    FOCUSED CORE   OPPORTUNITIES    SMALL CAP    SMALL-MID CAP
                          GROWTH FUND    EQUITY FUND        FUND       GROWTH FUND    GROWTH FUND
                          -----------   ------------   -------------   -----------   -------------
Transfer agent fees ...    $3,802,100      $1,772         $492,012       $629,019      $7,805,377

F. WAIVER AND EXPENSE REIMBURSEMENTS

For the Franklin Focused Core Equity Fund, FT Services and Advisers have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through August 31, 2010. Total expenses waived or paid are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After August 31, 2010, FT Services and Advisers may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

G. OTHER AFFILIATED TRANSACTIONS

At April 30, 2009, Advisers owned 60.57% of the Franklin Focused Core Equity Fund's outstanding shares.


                               114 | Annual Report

Franklin Strategic Series

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended April 30, 2009, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2009, the capital loss carryforwards were as follows:

                                                                         FRANKLIN
                                            FRANKLIN      FRANKLIN        GROWTH
                                            FLEX CAP    FOCUSED CORE   OPPORTUNITIES
                                          GROWTH FUND    EQUITY FUND       FUND
                                          -----------   ------------   -------------
Capital loss carryforwards expiring in:
   2010 ...............................    $       --      $    --      $ 82,516,835
   2011 ...............................            --           --        47,112,100
   2017 ...............................     2,534,738       82,022        33,744,357
                                           ----------      -------      ------------
                                           $2,534,738      $82,022      $163,373,292
                                           ==========      =======      ============

                                                    FRANKLIN       FRANKLIN
                                                   SMALL CAP    SMALL-MID CAP
                                                  GROWTH FUND    GROWTH FUND
                                                  -----------   -------------
Capital loss carryforwards expiring in 2017 ...   $33,103,850    $78,384,777
                                                  ===========    ===========

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At April 30, 2009, deferred losses were as follows:

                                                              FRANKLIN
                                FRANKLIN      FRANKLIN         GROWTH        FRANKLIN
                                FLEX CAP    FOCUSED CORE   OPPORTUNITIES    SMALL CAP
                              GROWTH FUND    EQUITY FUND        FUND       GROWTH FUND
                              -----------   ------------   -------------   -----------
Realized capital losses ...   $92,579,726     $573,978      $31,695,913    $75,605,864

                                 FRANKLIN
                               SMALL-MID CAP
                                GROWTH FUND
                               -------------
Realized capital losses ....    $594,863,011
Realized currency losses ...    $     99,563


                               Annual Report | 115

Franklin Strategic Series

5. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended April 30, 2009 and 2008, was as follows:

                                 FRANKLIN FLEX CAP   FRANKLIN FOCUSED CORE
                                    GROWTH FUND           EQUITY FUND
                                ------------------   ---------------------
                                2009       2008            2009    2008
                                ----   -----------       -------   ----
Distributions paid from:
   Ordinary income ..........    $--   $ 1,267,758       $95,510    $--
   Long term capital gain ...     --    46,697,116           110     --
                                 ---   -----------       -------    ---
                                 $--   $47,964,874       $95,620    $--
                                 ===   ===========       =======    ===

                                    FRANKLIN SMALL CAP        FRANKLIN SMALL-MID CAP
                                        GROWTH FUND                 GROWTH FUND
                                -------------------------   ---------------------------
                                   2009          2008          2009           2008
                                ----------   ------------   ----------   --------------
Distributions paid from:
   Ordinary income ..........   $3,622,227   $  5,157,068   $       --   $   36,223,776
   Long term capital gain ...      384,438    148,598,197    9,106,645    1,041,965,020
                                ----------   ------------   ----------   --------------
                                $4,006,665   $153,755,265   $9,106,645   $1,078,188,796
                                ==========   ============   ==========   ==============

At April 30, 2009, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

                                                                                   FRANKLIN
                                                    FRANKLIN        FRANKLIN        GROWTH
                                                    FLEX CAP      FOCUSED CORE   OPPORTUNITIES
                                                   GROWTH FUND     EQUITY FUND       FUND
                                                 --------------   ------------   -------------
Cost of investments ..........................   $2,073,210,377   $ 6,351,342     $263,066,357
                                                 ==============   ===========     ============
Unrealized appreciation ......................   $  262,051,782   $   373,810     $ 41,241,469
Unrealized depreciation ......................     (271,529,823)   (1,760,935)     (19,079,496)
                                                 --------------   -----------     ------------
Net unrealized appreciation (depreciation) ...   $   (9,478,041)  $(1,387,125)    $ 22,161,973
                                                 ==============   ===========     ============
Distributable earnings - undistributed
   ordinary income ...........................   $           --   $     2,162     $         --
                                                 ==============   ===========     ============

                                                   FRANKLIN        FRANKLIN
                                                   SMALL CAP     SMALL-MID CAP
                                                  GROWTH FUND     GROWTH FUND
                                                 ------------   --------------
Cost of investments ..........................   $275,093,229   $3,012,675,159
                                                 ============   ==============
Unrealized appreciation ......................   $ 38,564,434   $  494,447,407
Unrealized depreciation ......................    (72,709,043)    (444,469,897)
                                                 ------------   --------------
Net unrealized appreciation (depreciation) ...   $(34,144,609)  $   49,977,510
                                                 ============   ==============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, non-deductible expenses, and offering costs.


                               116 | Annual Report

Franklin Strategic Series

5. INCOME TAXES (CONTINUED)

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2009, were as follows:

                                                FRANKLIN
                  FRANKLIN       FRANKLIN        GROWTH         FRANKLIN        FRANKLIN
                  FLEX CAP     FOCUSED CORE   OPPORTUNITIES     SMALL CAP     SMALL-MID CAP
                 GROWTH FUND    EQUITY FUND        FUND        GROWTH FUND     GROWTH FUND
                ------------   ------------   -------------   ------------   --------------
Purchases ...   $863,649,717    $5,675,725     $296,128,649   $176,472,540   $2,073,864,959
Sales .......   $817,840,117    $3,623,529     $229,755,510   $382,009,530   $2,899,506,960

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. RESTRICTED SECURITIES

The Funds may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.


                               Annual Report | 117

Franklin Strategic Series

8. RESTRICTED SECURITIES (CONTINUED)

At April 30, 2009, the funds held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust's Board of Trustees as reflecting fair value, as follows:

SHARES/WARRANTS/                                                                 ACQUISITION
PRINCIPAL AMOUNT                            ISSUER                                   DATE         COST         VALUE
----------------   --------------------------------------------------------      -----------   ----------   -----------
FRANKLIN FLEX CAP GROWTH FUND
      36,443       Anda Networks .............................................      3/24/00    $2,000,000   $    28,061
   2,227,171       Fibrogen Inc., pfd., E ....................................      5/19/00     9,999,998    11,224,942
                                                                                                            -----------
                         TOTAL RESTRICTED SECURITIES (0.55% of Net Assets) ...                              $11,253,003
                                                                                                            ===========
FRANKLIN GROWTH OPPORTUNITIES FUND
     374,806       Dilithium Networks Inc., depository receipt,
                      D, pfd., 144A, PIPES ...................................      7/13/06    $  873,300       487,248
      14,501       Dilithium Networks Inc., 11.00%,
                      12/31/09 ...............................................     10/30/08        14,501        14,501
      12,447       Dilithium Networks Inc., wts.,
                      12/31/09 ...............................................     10/30/08            --            --
                                                                                                            -----------
                         TOTAL RESTRICTED SECURITIES (0.18% of Net Assets) ...                              $   501,749
                                                                                                            ===========
FRANKLIN SMALL-MID CAP GROWTH FUND
      91,107       Anda Networks .............................................      3/24/00    $5,000,000   $    70,152
                                                                                                            ===========
                         TOTAL RESTRICTED SECURITIES (0.00%(a) of Net Assets)

(a)  Rounds to less than 0.01% of net assets.

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Small-Mid Cap Growth Fund for the year ended April 30, 2009, were as shown below.

                                              NUMBER                            NUMBER
                                            OF SHARES                         OF SHARES
                                             HELD AT                           HELD AT                                 REALIZED
                                            BEGINNING    GROSS       GROSS      END OF    VALUE AT      INVESTMENT     CAPITAL
NAME OF ISSUER                               OF YEAR   ADDITIONS  REDUCTIONS     YEAR    END OF YEAR      INCOME     GAIN (LOSS)
--------------                              ---------  ---------  ----------  ---------  -----------    ----------  -------------
FRANKLIN SMALL-MID CAP GROWTH FUND
NON-CONTROLLED AFFILIATES
American Medical Systems Holdings Inc. ...  3,689,900      --      3,689,900         --  $        --(a) $       --  $ (25,524,870)
Force Protection Inc. ....................  3,734,600      --      1,325,500  2,409,100           --(a)         --     (6,967,125)
FormFactor Inc. ..........................  3,689,300      --        971,776  2,717,524   47,366,443            --    (25,615,375)
Microsemi Corp. ..........................  5,007,300      --      5,007,300         --           --(a)         --    (46,179,780)
Orbital Sciences Corp. ...................  3,420,100      --      3,420,100         --           --(a)         --    (23,689,450)
Silicon Laboratories Inc. ................  3,561,500      --      1,531,100  2,030,400           --(a)         --     (1,758,951)
The Men--s Wearhouse Inc. ................  3,301,000      --      3,301,000         --           --(a)    394,940    (58,939,751)
Wolverine World Wide Inc. ................  3,792,210      --      1,523,135  2,269,075           --(a)  1,165,938         61,324
                                                                                         -----------    ----------  -------------
   TOTAL AFFILIATED SECURITIES
      (1.55% of Net Assets) ..............                                               $47,366,443    $1,560,878  $(188,613,978)
                                                                                         ===========    ==========  =============

(a)  As of April 30, 2009 no longer an affiliate.


                               118 | Annual Report

Franklin Strategic Series

10. CREDIT FACILITY

Effective January 23, 2009, the Funds, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Funds incurred commitment fees of $3,720 of their pro rata portion of the Global Credit Facility, which is reflected in Other expenses on the Statements of Operations. During the year ended April 30, 2009, the Funds did not utilize the Global Credit Facility.

11. FAIR VALUE MEASUREMENTS

The Funds adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on May 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Funds have determined that the implementation of SFAS 157 did not have a material impact on the Funds' financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.


                               Annual Report | 119

Franklin Strategic Series

11. FAIR VALUE MEASUREMENTS (CONTINUED)

The following is a summary of the inputs used as of April 30, 2009, in valuing the Funds' assets and liabilities carried at fair value:

                                         LEVEL 1        LEVEL 2       LEVEL 3          TOTAL
                                     --------------   -----------   -----------   --------------
FRANKLIN FLEX CAP GROWTH FUND
   ASSETS:
      Investments in Securities      $2,052,479,333   $        --   $11,253,003   $2,063,732,336
FRANKLIN FOCUSED CORE EQUITY FUND
   ASSETS:
      Investments in Securities      $    4,964,217   $        --   $        --   $    4,964,217
FRANKLIN GROWTH OPPORTUNITIES FUND
   ASSETS:
      Investments in Securities      $  284,726,581   $        --   $   501,749   $  285,228,330
FRANKLIN SMALL CAP GROWTH FUND
   ASSETS:
      Investments in Securities      $  240,948,620   $        --   $        --   $  240,948,620
FRANKLIN SMALL-MID CAP GROWTH FUND
   ASSETS:
      Investments in Securities      $3,025,190,741   $37,391,776   $    70,152   $3,062,652,669

At April 30, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the funds' fair value, were as follows:

                                                                FRANKLIN      FRANKLIN GROWTH
                                                                 FLEX CAP      OPPORTUNITIES
                                                               GROWTH FUND          FUND
                                                              -------------   ---------------
                                                               INVESTMENTS      INVESTMENTS
                                                              IN SECURITIES    IN SECURITIES
                                                              -------------   ---------------
Beginning Balance - May 1, 2008 ...........................    $13,209,186      $1,293,081
   Net realized gain (loss) ...............................             --              --
   Net change in unrealized appreciation (depreciation) ...     (1,956,183)       (805,833)
   Net purchases (sales) ..................................             --          14,501
   Transfers in and/or out of Level 3 .....................             --              --
                                                               -----------      ----------
Ending Balance ............................................    $11,253,003      $  501,749
                                                               ===========      ==========
Net change in unrealized appreciation (depreciation)
   attributable to assets still held at end of year .......    $(1,956,183)     $ (805,833)
                                                               ===========      ==========


                               120 | Annual Report

Franklin Strategic Series

11. FAIR VALUE MEASUREMENTS (CONTINUED)

                                                                                       FRANKLIN
                                                                                    SMALL-MID CAP
                                                                                     GROWTH FUND
                                                                                    -------------
                                                                                     INVESTMENTS
                                                                                    IN SECURITIES
                                                                                    -------------
Beginning Balance - May 1, 2008 .................................................    $  3,012,662
   Net realized gain (loss) .....................................................     (16,635,019)
   Net change in unrealized appreciation (depreciation) .........................      13,692,509
   Net purchases (sales) ........................................................              --
   Transfers in and/or out of Level 3 ...........................................              --
                                                                                     ------------
Ending Balance ..................................................................    $     70,152
                                                                                     ============
Net change in unrealized appreciation (depreciation) attributable to assets still
   held at end of year ..........................................................    $   (102,040)
                                                                                     ============

12. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Funds believe applying the various provisions of SFAS 161 will not have a material impact on its financial statements.

In April 2009, FASB issued FASB Staff Position FSP FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP FAS 157-4), which provides additional guidance when the volume and level of activity for the asset or liability measured at fair value have significantly decreased. Additionally, FSP FAS 157-4 amends SFAS 157, expanding disclosure requirements by reporting entities surrounding the major categories of assets and liabilities carried at fair value. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. The Funds are currently evaluating the impact, if any, of applying FSP FAS 157-4.

In May 2009, FASB issued Statement No. 165, "Subsequent Events", which is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before the statements are issued or are available to be issued. FASB 165 is effective for interim or annual financial periods ending after June 15, 2009, the adoption of FASB 165 will not have a material impact on the financial statements.

ABBREVIATIONS

SELECTED PORTFOLIO

ADR   - American Depository Receipt
PIPES - Private Investment in Public Equity Security


                               Annual Report | 121

Franklin Strategic Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN STRATEGIC SERIES

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Flex Cap Growth Fund, Franklin Focused Core Equity Fund, Franklin Growth Opportunities Fund, Franklin Small Cap Growth Fund and Franklin Small-Mid Cap Growth Fund (separate portfolios of Franklin Strategic Series, hereafter referred to as the "Funds") at April 30, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 19, 2009


                               122 | Annual Report

Franklin Strategic Series

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds designate the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended April 30, 2009:

  FRANKLIN       FRANKLIN       FRANKLIN
FOCUSED CORE    SMALL CAP    SMALL-MID CAP
 EQUITY FUND   GROWTH FUND    GROWTH FUND
------------   -----------   -------------
     $110        $384,438      $9,473,895

Under Section 871(k)(2)(C) of the Code, the Franklin Focused Core Equity Fund and Franklin Small Cap Growth Fund designate the maximum amount allowable but no less than $17,123 and $3,622,227, respectively, as short term capital gain dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended April 30, 2009.

Under Section 854(b)(2) of the Code, the Franklin Focused Core Equity Fund and Franklin Small Cap Growth Fund designate 82.92% and 13.63%, respectively, of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2009.

Under Section 854(b)(2) of the Code, the Funds designate the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2009:

  FRANKLIN      FRANKLIN     FRANKLIN GROWTH     FRANKLIN       FRANKLIN
  FLEX CAP    FOCUSED CORE    OPPORTUNITIES     SMALL CAP    SMALL-MID CAP
GROWTH FUND    EQUITY FUND         FUND        GROWTH FUND    GROWTH FUND
-----------   ------------   ---------------   -----------   -------------
$20,134,906      $93,869         $904,437        $514,803     $18,027,239

Distributions, including qualified dividend income, paid during calendar year 2009 will be reported to shareholders on Form 1099-DIV in January 2010. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.


                               Annual Report | 123

Franklin Strategic Series

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION         TIME SERVED         BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------               ---------------   ----------------   -----------------------   -----------------------------------
HARRIS J. ASHTON (1932)           Trustee           Since 1991         135                       Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928)          Trustee           Since 2007         112                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and President, Board of Administration, California Public Employees Retirement
Systems (CALPERS) (1971-2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)                   Trustee           Since 2007         112                       Chevron Corporation (global energy
One Franklin Parkway                                                                             company) and ICO Global
San Mateo, CA 94403-1906                                                                         Communications (Holdings) Limited
                                                                                                 (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)           Trustee           Since 1998         135                       Hess Corporation (exploration and
One Franklin Parkway                                                                             refining of oil and gas), H.J.
San Mateo, CA 94403-1906                                                                         Heinz Company (processed foods and
                                                                                                 allied products), RTI International
                                                                                                 Metals, Inc. (manufacture and
                                                                                                 distribution of titanium), Canadian
                                                                                                 National Railway (railroad) and
                                                                                                 White Mountains Insurance Group,
                                                                                                 Ltd. (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).


                               124 | Annual Report

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION         TIME SERVED         BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------               ---------------   ----------------   -----------------------   -----------------------------------
FRANK W.T. LAHAYE (1929)          Trustee           Since 1991         112                       Center for Creative Land Recycling
One Franklin Parkway                                                                             (brownfield redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)             Trustee           Since 2007         135                       Hess Corporation (exploration and
One Franklin Parkway                                                                             refining of oil and gas) and
San Mateo, CA 94403-1906                                                                         Sentient Jet (private jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)          Trustee           Since 2007         143                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)             Lead              Trustee since      112                       None
One Franklin Parkway              Independent       2006 and Lead
San Mateo, CA 94403-1906          Trustee           Independent
                                                    Trustee since
                                                    2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION         TIME SERVED         BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------               ---------------   ----------------   -----------------------   -----------------------------------
**CHARLES B. JOHNSON (1933)       Trustee and       Trustee since      135                       None
One Franklin Parkway              Chairman of       1991 and
San Mateo, CA 94403-1906          the Board         Chairman of the
                                                    Board since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 125

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION         TIME SERVED         BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------               ---------------   ----------------   -----------------------   -----------------------------------
**RUPERT H. JOHNSON, JR. (1940)   Trustee,          Trustee since      52                        None
One Franklin Parkway              President and     1991 and
San Mateo, CA 94403-1906          Chief             President and
                                  Executive         Chief Executive
                                  Officer -         Officer -
                                  Investment        Investment
                                  Management        Management
                                                    since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.

JAMES M. DAVIS (1952)             Chief             Chief Compliance   Not Applicable            Not Applicable
One Franklin Parkway              Compliance        Officer since
San Mateo, CA 94403-1906          Officer and       2004 and Vice
                                  Vice President    President - AML
                                  - AML             Compliance since
                                  Compliance        2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)         Chief             Since March 2009   Not Applicable            Not Applicable
One Franklin Parkway              Executive
San Mateo, CA 94403-1906          Officer -
                                  Finance and
                                  Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

GASTON GARDEY (1967)              Treasurer,        Since March 2009   Not Applicable            Not Applicable
One Franklin Parkway              Chief Financial
San Mateo, CA 94403-1906          Officer and
                                  Chief
                                  Accounting
                                  Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Fund Accounting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton
Investments.

EDWARD L. GEARY (1962)            Vice President    Since March 2009   Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; director of some of the other subsidiaries of Franklin Resources, Inc.; and
officer of 46 of the investment companies in Franklin Templeton Investments.


                               126 | Annual Report

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION         TIME SERVED         BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------               ---------------   ----------------   -----------------------   -----------------------------------
ALIYA S. GORDON (1973)            Vice President    Since March 2009   Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

DAVID P. GOSS (1947)              Vice President    Since 2000         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

EDWARD B. JAMIESON (1948)         Vice President    Since 2000         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton
Institutional, LLC; officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments.

CHRISTOPHER J. MOLUMPHY (1962)    Vice President    Since 2000         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Executive Vice President, Franklin Advisers, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of six of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)          Vice President    Since 2006         Not Applicable            Not Applicable
One Franklin Parkway              and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.


                               Annual Report | 127

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION         TIME SERVED         BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------               ---------------   ----------------   -----------------------   -----------------------------------
CRAIG S. TYLE (1960)              Vice President    Since 2005         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

----------
* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               128 | Annual Report

Franklin Strategic Series

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held April 14, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically


                               Annual Report | 129

Franklin Strategic Series

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by many of the funds as part of their cash management. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Funds.


                               130 | Annual Report

Franklin Strategic Series

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed the investment performance of its Class A shares for those having multiple share classes in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended January 31, 2009, and previous periods ended that date of up to 10 years depending on when a particular Fund commenced operations. The following summarizes the performance results for each of these Funds and the Board's view of such performance.

FRANKLIN FLEX CAP GROWTH FUND -- The performance universe for this Fund consisted of the Fund and all retail and institutional multi-cap growth funds as selected by Lipper. Consistent with the market sell-off that occurred during the past year, the Fund and most of the funds in the Lipper performance universe experienced losses during such period. The Lipper report showed the Fund's total return to be in the highest quintile of such performance universe for the one-year period and on an annualized basis to be in the highest or second-highest quintile of the performance universe during each of the previous three-, five- and 10-year periods. The Board noted such favorable comparative performance.

FRANKLIN FOCUSED CORE EQUITY FUND -- The performance universe for this Fund consisted of all retail and institutional multi-cap core funds as selected by Lipper. Consistent with the market sell-off that occurred during the past year, the Fund and all the other funds in the Lipper performance universe experienced losses during such period. The Fund has been in operation for only one full year and the Lipper report showed its total return for the one-year period to be in the second-lowest quintile of such performance universe. The Board discussed such performance and steps being taken to improve it with management, but did not believe it particularly meaningful in view of the Fund's brief period of operation.

FRANKLIN GROWTH OPPORTUNITIES FUND -- The performance universe for this Fund consisted of the Fund and all retail and institutional multi-cap growth funds as selected by Lipper. Consistent with the market sell-off that occurred during the past year, the Fund and most of the funds in the Lipper performance universe experienced losses during such period. The Lipper report comparison showed the Fund's total return for the one-year period to be in the highest quintile of its performance universe, and on an annualized basis to be in the highest or second-highest quintile of such universe during each of the previous three- and five-year periods. The Fund has not been in operation for a full 10-year period. The Board noted such favorable comparative performance.

FRANKLIN SMALL-MID CAP GROWTH FUND -- The performance universe for this Fund consisted of all retail and institutional mid-cap growth funds as selected by Lipper. Consistent with the market sell-off that occurred during the past year, the Fund and all the other funds in the Lipper performance universe experienced losses during such period. The Lipper report comparison for the Fund


                               Annual Report | 131

Franklin Strategic Series

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

showed its total return during the one-year period to be in the second-highest quintile of such performance universe, and on an annualized basis was in the middle quintile of such universe during each of the previous three- and five-year periods, and the second-highest quintile of such universe during the previous 10-year period. The Board noted such comparative performance to be acceptable.

FRANKLIN SMALL CAP GROWTH FUND -- The performance universe for this Fund consisted of the Fund and all retail and institutional small cap growth funds as selected by Lipper. Consistent with the market sell-off that occurred during the past year, the Fund and most of the funds in the Lipper performance universe experienced losses during such period. The Lipper report comparison for the Fund showed its total return to be in the second-highest quintile of such performance universe during the one-year period and to be in the second-lowest quintile of such universe for the previous three- and five-year periods on an annualized basis. The independent Trustees had met separately last year with the Fund's lead portfolio manager and other management representatives to discuss its relatively poor past performance and steps being taken to improve it, and noted the Fund's favorable comparative performance during the past one-year period.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund's contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for those Funds with multiple share classes. The results of such expense comparisons showed the contractual investment management fee rates and actual total expense rates for each of Franklin Flex Cap Growth Fund and Franklin Small Cap Growth Fund were in the least expensive quintile of their respective Lipper expense groups. The contractual investment management fee rate for Franklin Small Mid-Cap Growth Fund was in the least expensive quintile of its Lipper expense group and its actual total expense rate was in the second least expensive quintile of such expense group. The contractual management fee rate for Franklin Growth Opportunities Fund was in the second least expensive quintile of its Lipper expense group and its actual total expense rate was in the second least expensive quintile of such group. The Board was satisfied with the contractual management fees and total expenses of each of these Funds in comparison to their expense group


                               132 | Annual Report

Franklin Strategic Series

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

as shown in the Lipper reports. The contractual investment management fee rate for Franklin Focused Core Equity Fund was in the second most expensive quintile of its Lipper expense group, but its actual total expense rate was in the least expensive quintile of such expense group. The Board was satisfied with the expenses of this Fund, noting they were subsidized by management.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2008, being the most recent fiscal year end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these


                               Annual Report | 133

Franklin Strategic Series

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board noted that economies of scale were shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreements for all of the Funds contains breakpoints that continued to asset levels that exceeded their asset size at December 31, 2008. The assets of Franklin Focused Core Equity Fund amounted to approximately $4 million at December 31, 2008 and the Board did not believe such size afforded any economies of scale, noting expenses were subsidized by management. In view of such fee structure and the favorable expense comparisons of the other Funds within their respective expense groups, the Board believed that to the extent economies of scale may be realized by the manager of these Funds and its affiliates, that there was a sharing of benefits with each Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               134 | Annual Report

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Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

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ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN STRATEGIC SERIES

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FSS1 A2009 06/09





APRIL 30, 2009

ANNUAL REPORT AND SHAREHOLDER LETTER

Franklin Biotechnology Discovery Fund

Franklin Natural Resources Fund

SIGN UP FOR EDELIVERY

Log onto franklintempleton.com and click "My Profile"

                                    (GRAPHIC)

                                                                          SECTOR

                            FRANKLIN STRATEGIC SERIES

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the annual report

Contents

ANNUAL REPORT

SHAREHOLDER LETTER ........................................................    1
Economic and Market Overview ..............................................    3
Franklin Biotechnology Discovery Fund .....................................    5
Franklin Natural Resources Fund ...........................................   12
Financial Highlights and Statements of Investments ........................   22
Financial Statements ......................................................   32
Notes to Financial Statements .............................................   36
Report of Independent Registered Public Accounting Firm ...................   49
Tax Designation ...........................................................   50
Board Members and Officers ................................................   51
Shareholder Information ...................................................   56

Shareholder Letter

Dear Shareholder:

The 12-month period ended April 30, 2009, was an extraordinary and stressful time for investors and those of us who have worked in financial markets for many years. During this turbulent period, the U.S. recession deepened, the unemployment rate surged and consumer spending fell. Most stocks suffered major losses as investors worried about an uncertain future. With a new president, Barack Obama, the country and the financial markets were eager to see how effectively the government could address these problems. Although this environment is bound to provoke great concern, we think it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through other periods of high market volatility, such as the U.S. stock market's severe decline of 1987 and the bursting of the technology bubble in 2000. We remain committed to our long-term perspective and disciplined investment philosophy. Therefore, we view recent declines as potential opportunities to find bargains that we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us ample reason to be optimistic about future market stabilization and recovery.

Franklin Strategic Series' annual report goes into greater detail about prevailing conditions during the year under review. In addition, the portfolio managers discuss investment management decisions and Fund performance for the period. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us. As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market conditions.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.
President and Chief Executive Officer - Investment Management
Franklin Strategic Series

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        2 | Not part of the annual report

Annual Report

Economic and Market Overview

During the 12-month period ended April 30, 2009, the U.S. economy and stock markets suffered significant declines, but tentative signs of stabilization emerged near period-end. The government's abrupt conservatorship of Fannie Mae and Freddie Mac in early September 2008 and the failure of several blue chip banks and financial institutions roiled equity markets for most of the reporting period. Despite government interventions and massive emergency funding, the nation's economic troubles were exacerbated as manufacturing activity weakened at its fastest pace in nearly 30 years. Although home sales declined for most of the period, they edged higher near period-end. Jobless claims mounted and the unemployment rate rose to 8.9% in April 2009.(1) Reflecting a broad-based contraction in consumer spending, falling corporate profits and slowing exports, economic growth, as measured by gross domestic product (GDP), fell in the third and fourth quarters of 2008 at annualized rates of 0.5% and 6.3% after increasing at a 2.8% annualized rate in the second quarter. In 2009's first quarter, GDP declined at an estimated 5.7% annualized rate.

Oil prices stood at $113 per barrel at the beginning of the period, but retreated dramatically to $51 by period-end. Many other commodities such as agricultural products and base metals followed similar trends. Partially as a result of the steep price corrections, inflation declined significantly during the period, and April's inflation rate was an annualized -0.7%.(1) Core inflation, which excludes food and energy costs, rose at a 1.9% annual rate, which was within the Federal Reserve Board's (Fed's) informal target range of 1.5%-2.0%.(1)

A slowing economy and decelerating inflation prompted policymakers to further lower interest rates and enact stimulus plans. During the 12 months under review, the Fed lowered the federal funds target rate to a range of 0% to 0.25% from 2.00% at the start of the period. The government introduced various new measures to enhance market liquidity and outlined details of its Public-Private Investment Program, with an objective of removing devalued real estate-related assets from banks' balance sheets.

(1.) Source: Bureau of Labor Statistics.


                                Annual Report | 3

Market volatility was high during the reporting period, but near period-end, stock markets began to rebound from severely depressed levels. Overall, however, they declined significantly during the period. For the 12 months under review, the blue chip stocks of the Dow Jones Industrial Average had a total return of -34.19%, the broader Standard & Poor's 500 Index (S&P 500) a -35.31% total return, and the technology-heavy NASDAQ Composite Index a -28.13% total return.(2) All sectors lost value, and the financials, industrials and energy sectors had the largest declines.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


                                4 | Annual Report

Franklin Biotechnology Discovery Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Biotechnology Discovery Fund seeks capital appreciation by investing at least 80% of its net assets in securities of biotechnology companies and discovery research firms located in the U.S. and other countries.

PORTFOLIO BREAKDOWN

Franklin Biotechnology Discovery Fund
Based on Total Net Assets as of 4/30/09

                                   (PIE CHART)

Biotechnology..............................   67.5%
Pharmaceuticals............................   16.5%
Life Sciences Tools & Services.............    9.0%
Short-Term Investments & Other Net Assets..    7.0%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin Biotechnology Discovery Fund covers the fiscal year ended April 30, 2009.

PERFORMANCE OVERVIEW

Franklin Biotechnology Discovery Fund - Class A had a -9.10% cumulative total return for the 12 months under review. The Fund performed better than its narrow benchmark, the NASDAQ Biotechnology Index, and its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which had -15.59% and -35.31% total returns for the same period.(1) For comparison, the NASDAQ

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The NASDAQ Biotechnology Index contains companies primarily engaged in using biomedical research for the discovery or development of novel treatments or cures for human disease, which also meet other eligibility criteria. The NASDAQ Biotechnology Index is calculated under a modified capitalization-weighted methodology. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 23.


                                Annual Report | 5

TOP 10 HOLDINGS

Franklin Biotechnology Discovery Fund
4/30/09

COMPANY                                        % OF TOTAL
SECTOR/INDUSTRY                                NET ASSETS
---------------                                ----------
Gilead Sciences Inc.                              11.7%
   BIOTECHNOLOGY
Celgene Corp.                                      8.9%
   BIOTECHNOLOGY
Genzyme Corp.                                      8.4%
   BIOTECHNOLOGY
Amgen Inc.                                         7.9%
   BIOTECHNOLOGY
Biogen Idec Inc.                                   5.4%
   BIOTECHNOLOGY
Teva Pharmaceutical Industries Ltd. (Israel)       5.1%
   PHARMACEUTICALS
Life Technologies                                  4.4%
   LIFE SCIENCES TOOLS & SERVICES
Roche Holding AG (Switzerland)                     3.9%
   PHARMACEUTICALS
Cephalon Inc.                                      3.9%
   BIOTECHNOLOGY
BioMarin Pharmaceutical Inc.                       2.7%
   BIOTECHNOLOGY

Composite Index had a 12-month return of -28.13%.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

INVESTMENT STRATEGY

The Fund is managed using a bottom-up approach to individual stock selection, with a focus on fundamental analysis and primary research. We look for biotechnology, biopharmaceutical and platform technology companies that possess products with favorable competitive profiles, large market opportunities and strong intellectual property, supported by thoughtful clinical and market development strategies. Our assessment of these products is based on extensive primary research and due diligence and includes, but is not limited to, a thorough review of medical literature, consultation of community and academic physicians, and attendance at scientific meetings and symposia. Additionally, we favor companies with excellent management, strong financial characteristics and attractive valuations.

MANAGER'S DISCUSSION

The Fund had numerous detractors from absolute performance during an extremely difficult year for stocks of all kinds, including many of those related to the health care sector. Within the Fund's portfolio, these included biotechnology holdings Celgene, Genzyme and Orexigen Therapeuutics; holdings within the life sciences tools and services industry, Helicos Biosciences and Sequenom; and pharmaceuticals industry holdings Somaxon Pharmaceuticals (sold by period-end), XenoPort (sold by period-end), Cardiome Pharma and BioForm Medical. All these positions posted double-digit losses during the year under review and subtracted heavily from overall returns.

In contrast, but to a lesser extent, several contributors helped buoy the Fund's absolute results during the fiscal year. The Fund benefited from a wave of mergers in the biotechnology industry as it owned a large position in Genentech, which during March was acquired by strategic partner and Swiss pharmaceutical giant Roche Holding. Kosan Biosciences was another of our positions that appreciated strongly before ultimately being acquired early in the reporting period by drug maker Bristol-Myers Squibb. Myriad Genetics also stood out as a top performer as its predictive medicine products continued to show strong adoption in the marketplace. Genetic analytical tools and services provider

(2.) Source: (C) 2009 Morningstar. The NASDAQ Composite Index measures all
     NASDAQ domestic and international common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                                6 | Annual Report

Illumina posted solid returns, as did Life Technologies, a global leader in biotechnology reagents and systems that was created from the summer 2008 merger of Applied Biosystems and Invitrogen.

Thank you for your continued participation in Franklin Biotechnology Discovery Fund. We look forward to serving your future investment needs.

(PHOTO OF EVAN MCCULLOCH)


/s/ Evan McCulloch

Evan McCulloch, CFA
Portfolio Manager
Franklin Biotechnology Discovery Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                Annual Report | 7

Performance Summary as of 4/30/09

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS A (SYMBOL: FBDIX)                          CHANGE   4/30/09    4/30/08
-----------------------                         -------   -------   --------
Net Asset Value (NAV)                            -$4.99    $49.73     $54.72

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE THE MAXIMUM SALES CHARGE. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE.

CLASS A                                          1-YEAR    5-YEAR    10-YEAR
-------                                         -------   -------   --------
Cumulative Total Return(1)                        -9.12%   -6.63%    +113.51%
Average Annual Total Return(2)                   -14.33%   -2.52%      +7.24%
Value of $10,000 Investment(3)                  $ 8,567   $8,800    $ 20,121
Avg. Ann. Total Return (3/31/09)(4)               -9.92%   -1.10%      +7.44%
   Total Annual Operating Expenses(5)   1.27%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                                8 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (5/1/99-4/30/09)

                               (PERFORMANCE GRAPH)

              FRANKLIN BIOTECHNOLOGY    S&P 500   NASDAQ BIOTECHNOLOGY
   DATE      DISCOVERY FUND - CLASS A    INDEX           INDEX
----------   ------------------------   -------   --------------------
5/1/1999               $ 9,424          $10,000         $10,000
5/31/1999              $ 9,496          $ 9,764         $10,769
6/30/1999              $10,435          $10,306         $11,158
7/31/1999              $11,583          $ 9,984         $12,600
8/31/1999              $12,643          $ 9,935         $13,823
9/30/1999              $12,490          $ 9,662         $12,966
10/31/1999             $12,732          $10,274         $13,186
11/30/1999             $14,388          $10,482         $14,892
12/31/1999             $20,150          $11,100         $19,398
1/31/2000              $24,137          $10,542         $22,345
2/29/2000              $37,551          $10,343         $32,476
3/31/2000              $28,491          $11,354         $24,115
4/30/2000              $24,387          $11,013         $20,959
5/31/2000              $23,229          $10,787         $20,373
6/30/2000              $32,588          $11,053         $26,766
7/31/2000              $30,372          $10,880         $24,715
8/31/2000              $36,647          $11,556         $29,983
9/30/2000              $37,455          $10,946         $28,931
10/31/2000             $33,786          $10,899         $26,577
11/30/2000             $27,854          $10,040         $23,073
12/31/2000             $29,537          $10,089         $23,857
1/31/2001              $27,344          $10,447         $22,936
2/28/2001              $24,908          $ 9,495         $21,170
3/31/2001              $20,040          $ 8,893         $16,863
4/30/2001              $23,378          $ 9,584         $20,061
5/31/2001              $24,362          $ 9,648         $21,727
6/30/2001              $25,507          $ 9,414         $22,293
7/31/2001              $22,015          $ 9,321         $19,118
8/31/2001              $22,351          $ 8,737         $19,315
9/30/2001              $19,433          $ 8,032         $16,338
10/31/2001             $21,687          $ 8,185         $19,000
11/30/2001             $23,119          $ 8,813         $20,815
12/31/2001             $23,488          $ 8,890         $19,992
1/31/2002              $20,732          $ 8,760         $17,159
2/28/2002              $19,628          $ 8,591         $16,392
3/31/2002              $20,065          $ 8,915         $17,001
4/30/2002              $17,285          $ 8,374         $14,329
5/31/2002              $16,002          $ 8,312         $12,757
6/30/2002              $14,178          $ 7,720         $11,220
7/31/2002              $14,068          $ 7,118         $11,293
8/31/2002              $13,397          $ 7,165         $10,764
9/30/2002              $12,798          $ 6,386         $10,228
10/31/2002             $13,708          $ 6,949         $11,251
11/30/2002             $14,704          $ 7,358         $12,273
12/31/2002             $13,510          $ 6,925         $10,930
1/31/2003              $13,174          $ 6,744         $10,694
2/28/2003              $13,032          $ 6,643         $10,546
3/31/2003              $13,817          $ 6,707         $11,267
4/30/2003              $15,072          $ 7,260         $12,630
5/31/2003              $17,281          $ 7,642         $15,023
6/30/2003              $16,880          $ 7,740         $14,787
7/31/2003              $18,288          $ 7,876         $16,120
8/31/2003              $18,301          $ 8,030         $16,297
9/30/2003              $18,199          $ 7,944         $15,849
10/31/2003             $18,305          $ 8,394         $15,734
11/30/2003             $18,523          $ 8,468         $15,296
12/31/2003             $19,393          $ 8,912         $15,930
1/31/2004              $20,170          $ 9,075         $17,043
2/29/2004              $20,627          $ 9,202         $17,156
3/31/2004              $20,894          $ 9,063         $17,117
4/30/2004              $21,550          $ 8,920         $17,197
5/31/2004              $21,416          $ 9,043         $16,778
6/30/2004              $21,044          $ 9,219         $16,704
7/31/2004              $19,308          $ 8,914         $15,116
8/31/2004              $19,976          $ 8,950         $15,216
9/30/2004              $20,809          $ 9,047         $15,719
10/31/2004             $20,166          $ 9,185         $15,292
11/30/2004             $20,473          $ 9,556         $15,822
12/31/2004             $21,711          $ 9,882         $16,906
1/31/2005              $20,372          $ 9,641         $15,955
2/28/2005              $18,948          $ 9,844         $15,271
3/31/2005              $18,292          $ 9,669         $14,311
4/30/2005              $18,632          $ 9,486         $14,227
5/31/2005              $19,615          $ 9,788         $14,919
6/30/2005              $20,433          $ 9,802         $15,188
7/31/2005              $22,994          $10,166         $17,004
8/31/2005              $22,840          $10,073         $17,048
9/30/2005              $22,873          $10,155         $17,266
10/31/2005             $21,897          $ 9,986         $16,604
11/30/2005             $22,751          $10,363         $17,229
12/31/2005             $22,917          $10,367         $17,385
1/31/2006              $24,151          $10,642         $18,118
2/28/2006              $25,094          $10,670         $18,915
3/31/2006              $24,499          $10,803         $18,505
4/30/2006              $22,824          $10,948         $17,462
5/31/2006              $21,626          $10,633         $16,528
6/30/2006              $21,388          $10,648         $16,342
7/31/2006              $20,870          $10,713         $16,116
8/31/2006              $21,505          $10,968         $16,593
9/30/2006              $21,736          $11,251         $16,592
10/31/2006             $23,589          $11,617         $17,926
11/30/2006             $24,224          $11,838         $18,089
12/31/2006             $24,070          $12,004         $17,563
1/31/2007              $24,778          $12,186         $17,997
2/28/2007              $24,022          $11,948         $17,389
3/31/2007              $23,755          $12,081         $17,092
4/30/2007              $26,109          $12,616         $18,515
5/31/2007              $26,162          $13,057         $18,373
6/30/2007              $24,710          $12,840         $17,658
7/31/2007              $23,973          $12,442         $17,252
8/31/2007              $24,471          $12,628         $17,899
9/30/2007              $25,640          $13,100         $18,795
10/31/2007             $26,635          $13,309         $19,619
11/30/2007             $25,244          $12,752         $19,057
12/31/2007             $23,686          $12,664         $18,368
1/31/2008              $22,998          $11,904         $17,711
2/29/2008              $22,334          $11,518         $17,247
3/31/2008              $21,942          $11,468         $17,179
4/30/2008              $22,136          $12,026         $17,582
5/31/2008              $23,111          $12,182         $17,992
6/30/2008              $23,310          $11,155         $17,454
7/31/2008              $26,425          $11,061         $20,189
8/31/2008              $26,057          $11,221         $19,490
9/30/2008              $24,281          $10,221         $18,392
10/31/2008             $21,440          $ 8,505         $16,162
11/30/2008             $19,935          $ 7,895         $14,825
12/31/2008             $21,165          $ 7,979         $16,049
1/31/2009              $21,505          $ 7,306         $16,031
2/28/2009              $19,798          $ 6,528         $14,255
3/31/2009              $20,971          $ 7,100         $15,021
4/30/2009              $20,121          $ 7,779         $14,841
   Total                101.21%          -22.21%          48.41%

AVERAGE ANNUAL TOTAL RETURN

CLASS A   4/30/09
-------   -------
1-Year    -14.33%
5-Year     -2.52%
10-Year    +7.24%

ENDNOTES

THE FUND IS A NONDIVERSIFIED FUND THAT CONCENTRATES IN A SINGLE SECTOR, WHICH INVOLVES RISKS SUCH AS PATENT CONSIDERATIONS, PRODUCT LIABILITY, GOVERNMENT REGULATORY REQUIREMENTS AND REGULATORY APPROVAL FOR NEW DRUGS AND MEDICAL PRODUCTS. BIOTECHNOLOGY COMPANIES OFTEN ARE SMALL AND/OR RELATIVELY NEW. SMALLER COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGES IN ECONOMIC CONDITIONS AND HAVE LESS CERTAIN GROWTH PROSPECTS THAN LARGER, MORE ESTABLISHED COMPANIES AND CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN FOREIGN COMPANIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Source: (C) 2009 Morningstar. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Biotechnology Index contains companies primarily engaged in using biomedical research for the discovery and development of novel treatments or cures for human disease, which also meet other eligibility criteria. The NADSAQ Biotechnology Index is calculated under a modified capitalization-weighted methodology.


                                Annual Report | 9

Your Fund's Expenses

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               10 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 11/1/08      VALUE 4/30/09   PERIOD* 11/1/08-4/30/09
-------                                    -----------------   --------------   -----------------------
Actual                                           $1,000           $  938.50              $6.83
Hypothetical (5% return before expenses)         $1,000           $1,017.75              $7.10

* Expenses are calculated using the most recent six-month annualized expense ratio of 1.42%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               Annual Report | 11

Franklin Natural Resources Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Natural Resources Fund seeks high total return (total return consists of both capital appreciation and current dividend and interest income) by investing at least 80% of its net assets in equity and debt securities of companies that own, produce, refine, process, transport or market natural resources, as well as those that provide related services for natural resources companies.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

GEOGRAPHIC BREAKDOWN

Franklin Natural Resources Fund
Based on Total Net Assets as of 4/30/09

                                  (BAR CHART)

North America                              81.2%
Europe                                      4.9%
Australia & New Zealand                     3.2%
Latin America & Caribbean                   2.7%
Middle East & Africa                        2.4%
Asia                                        0.2%
Short-Term Investments & Other Net Assets   5.4%

This annual report for Franklin Natural Resources Fund covers the fiscal year ended April 30, 2009.

PERFORMANCE OVERVIEW

Franklin Natural Resources Fund - Class A had a -46.81% cumulative total return for the 12 months under review. The Fund performed comparably to its narrow benchmark, the Standard & Poor's (S&P) North American Natural Resources Index, which had a -44.06% total return.(1) It underperformed its broad benchmark, the S&P 500 Index (S&P 500), which had a -35.31% total return for the same period.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 16.

INVESTMENT STRATEGY

We use a fundamental, research-driven approach to identify industries in the natural resources sector that we believe offer the strongest underlying attributes including, but not limited to, favorable supply and demand characteristics, barriers to entry, and pricing power. Within those industries, we seek to identify individual companies that appear to offer the best total return potential. The Fund's holdings are typically concentrated in the energy sector but also include investments in the metals and mining, chemicals, paper and forest products, and other related sectors.

(1.) Source: Standard & Poor's. The Standard & Poor's North American Natural
     Resources Index is a modified capitalization-weighted index that includes companies involved in extractive industries (mining), energy, forestry services, producers of pulp and paper, and owners and operators of timber tracts or plantations.

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 28.


                               12 | Annual Report

MANAGER'S DISCUSSION

For much of the year under review, the Fund's performance was hindered by sharply subsiding commodity demand as a deepening global recession took hold and the broad-based bear market for equities intensified. This was in stark contrast to the first three months of the Fund's fiscal year, when many commodity prices -- including those for oil, coal, natural gas, precious metals, and raw materials -- neared or surpassed all-time highs due to increased worldwide demand, limited supplies and investors seeking alternatives to faltering stocks and corporate bonds.

In anticipation of some level of weakness and shift in supply and demand, we significantly reduced the Fund's weighting in the exploration and production industry during late spring and early summer of 2008, and redeployed assets into what we considered more conservative investments. Although these actions helped mitigate the commodity downturn's impact and led to some measure of outperformance versus many of our competitors, the speed and magnitude of the decline in the second half of 2008 eventually engulfed most commodity-related industries and negatively influenced the Fund's total return. In short, the severity of the decline turned out to be more extreme than we anticipated, pressuring nearly all investments with the exception of cash and equivalent holdings.

During this difficult and volatile environment, our energy sector investments constituted the bulk of the Fund's assets and, moreover, were responsible for a major portion of its negative return during the year under review. Within the sector, many of our holdings from the energy equipment and services industry suffered significant price declines and hurt Fund performance on an absolute basis.(3) Such companies support drilling and development efforts of oil and natural gas explorers and producers around the world and are integral in efforts to provide adequate supplies in the future. This is why we considered many of the leading service providers to be core portfolio holdings. Notable detractors included Smith International, Halliburton, Helix Energy Solutions Group, Transocean and Schlumberger. These companies' share prices fell steeply as a result of concerns related to lower commodity prices and spending by producers. In addition, the credit crisis led to further pressure as many smaller producers that held debt or were outspending their cash flow were forced to reduce spending budgets more deeply and quickly than in previous economic downturns. Lack of available credit also led to significant equity price declines for companies with heretofore modest debt levels as investors grew concerned that even some of the highest quality companies would have difficulty obtaining credit or refinancing debt.

(3.) The energy equipment and services industry comprises oil and gas drilling and oil and gas equipment and services in the SOI.

PORTFOLIO BREAKDOWN

Franklin Natural Resources Fund
Based on Total Net Assets as of 4/30/09

Oil & Gas Exploration & Production          30.2%
Oil & Gas Equipment & Services              20.8%
Integrated Oil & Gas                        14.9%
Diversified Metals & Mining                  8.0%
Gold                                         7.0%
Oil & Gas Drilling                           3.3%
Coal & Consumable Fuels                      3.2%
Oil & Gas Refining & Marketing               3.0%
Precious Metals & Minerals                   1.4%
Other                                        2.8%
Short-Term Investments & Other Net Assets    5.4%


                               Annual Report | 13

TOP 10 HOLDINGS
Franklin Natural Resources Fund
4/30/09

COMPANY                                       % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                      NET ASSETS
------------------------                      ----------
Southwestern Energy Co.                          4.0%
   OIL & GAS EXPLORATION & PRODUCTION, U.S.
Petrohawk Energy Corp.                           3.6%
   OIL & GAS EXPLORATION & PRODUCTION, U.S.
XTO Energy Inc.                                  3.5%
   OIL & GAS EXPLORATION & PRODUCTION, U.S.
Devon Energy Corp.                               3.3%
   OIL & GAS EXPLORATION & PRODUCTION, U.S.
Marathon Oil Corp.                               3.1%
   INTEGRATED OIL & GAS, U.S.
Noble Energy Inc.                                2.8%
   OIL & GAS EXPLORATION & PRODUCTION, U.S.
Occidental Petroleum Corp.                       2.8%
   INTEGRATED OIL & GAS, U.S.
Range Resources Corp.                            2.7%
   OIL & GAS EXPLORATION & PRODUCTION, U.S.
Halliburton Co.                                  2.4%
   OIL & GAS EQUIPMENT & SERVICES, U.S.
EOG Resources Inc.                               2.4%
   OIL & GAS EXPLORATION & PRODUCTION, U.S.

Several of the Fund's oil, gas and consumable fuels stocks also fared poorly and generally tracked the precipitous decline in oil and natural gas prices throughout most of the fiscal year, particularly Devon Energy, Mariner Energy and ConocoPhillips.(4) In addition to leading to reduced cash flows, a decline in commodity prices can lead to reductions in spending necessary to maintain and grow production, eventually leading to lower equity valuations. This is one of the reasons we focused the Fund's exploration and production holdings on what we considered to be lower-cost producers with healthy balance sheets and well-funded exploration and development programs.

In contrast, several Fund holdings outside of the beleaguered energy sector contributed to absolute performance. These included metals and mining industry stocks such as AngloGold Ashanti, Rio Tinto, Franco Nevada, BHP Billiton and Osisko Mining, many of which benefited from the rise in the price of gold and other metals late in the period.(5) Although most of the Fund's energy-related holdings deteriorated, a few positions supported overall results, particularly oil and natural gas developers such as Petrohawk Energy, Southwestern Energy and Noble Energy. It should be noted that these stocks, similar to several other Fund holdings, contributed positively to performance despite posting share price declines over the past year. This resulted from the fact that we reduced positions in the spring and early summer, as mentioned above, and made incremental purchases at lower valuation levels throughout the downturn. These purchases had a positive impact on the Fund during the first four months of 2009.

Although the past year was a trying period, our focus on higher quality companies with strong business models and balance sheets helped the Fund weather the downturn and provided us with conviction to make additional purchases of core holdings at the depths of the crisis during the fall of 2008. We believe this, in turn, positioned the Fund well for the subsequent recovery in equity values. We did not avoid all of the pitfalls created over the past year and it will be impossible to do so in the future. However, we continued to implement our strategy of actively investing in companies that we feel present the best risk-adjusted return potential with a focus on secular growth themes.

(4.) The oil, gas and consumable fuels industry comprises coal and consumable fuels, integrated oil and gas, oil and gas exploration and production, oil and gas refining and marketing, and oil and gas storage and transportation in the SOI.

(5.) The metals and mining industry comprises aluminum, diversified metals and mining, gold, and precious metals and minerals in the SOI.


                               14 | Annual Report

Thank you for your continued participation in Franklin Natural Resources Fund. We look forward to serving your future investment needs.

(PHOTO OF FREDERICK G. FROMM)


/s/ Frederick G. Fromm

Frederick G. Fromm,
CFA Portfolio Manager
Franklin Natural Resources Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               Annual Report | 15

Performance Summary as of 4/30/09

FRANKLIN NATURAL RESOURCES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRNRX)                     CHANGE   4/30/09   4/30/08
-----------------------                    -------   -------   -------
Net Asset Value (NAV)                      -$23.23    $22.55    $45.78
DISTRIBUTIONS (5/1/08-4/30/09)
Short-Term Capital Gain          $0.6640
Long-Term Capital Gain           $0.8367
   TOTAL                         $1.5007

CLASS C (SYMBOL: FNCRX)                     CHANGE   4/30/09   4/30/08
-----------------------                    -------   -------   -------
Net Asset Value (NAV)                      -$23.20    $22.15    $45.35
DISTRIBUTIONS (5/1/08-4/30/09)
Short-Term Capital Gain          $0.6640
Long-Term Capital Gain           $0.8367
   TOTAL                         $1.5007

ADVISOR CLASS (SYMBOL: FNRAX)               CHANGE   4/30/09   4/30/08
-----------------------------              -------   -------   -------
Net Asset Value (NAV)                      -$24.33    $23.94    $48.27
DISTRIBUTIONS (5/1/08-4/30/09)
Short-Term Capital Gain          $0.6640
Long-Term Capital Gain           $0.8367
   TOTAL                         $1.5007


                               16 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A(1)                                      1-YEAR    5-YEAR    10-YEAR
----------                                     -------   -------   --------
Cumulative Total Return(2)                      -46.81%   +55.00%   +128.71%
Average Annual Total Return(3)                  -49.87%    +7.87%     +7.98%
Value of $10,000 Investment(4)                 $ 5,013   $14,606   $ 21,553
Avg. Ann. Total Return (3/31/09)(5)             -50.85%    +5.16%     +8.51%
   Total Annual Operating Expenses(6)   0.99%

                                                                   INCEPTION
CLASS C                                         1-YEAR    3-YEAR    (9/1/05)
-------                                        -------   -------   ---------
Cumulative Total Return(2)                      -47.19%   -23.41%    -10.03%
Average Annual Total Return(3)                  -47.68%    -8.51%     -2.85%
Value of $10,000 Investment(4)                 $ 5,232   $ 7,659    $ 8,997
Avg. Ann. Total Return (3/31/09)(5)             -48.71%   -10.41%     -6.19%
   Total Annual Operating Expenses(6)   1.70%

ADVISOR CLASS(1)                                1-YEAR    5-YEAR    10-YEAR
----------------                               -------   -------   --------
Cumulative Total Return(2)                      -46.66%   +57.34%   +136.74%
Average Annual Total Return(3)                  -46.66%    +9.49%     +9.00%
Value of $10,000 Investment(4)                 $ 5,334   $15,734   $ 23,674
Avg. Ann. Total Return (3/31/09)(5)             -47.71%    +6.72%     +9.84%
   Total Annual Operating Expenses(6)   0.70%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 17

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A(1)   4/30/09
----------   -------
1-Year       -49.87%
5-Year        +7.87%
10-Year       +7.98%

CLASS A (5/1/99-4/30/09)(1)

                               (PERFORMANCE GRAPH)

                       FRANKLIN NATURAL       S&P 500      S&P NORTH AMERICAN
DATE               RESOURCES FUND - CLASS A    INDEX    NATURAL RESOURCES INDEX
----               ------------------------   -------   -----------------------
5/1/1999                   $ 9,424            $10,000           $10,000
5/31/1999                  $ 8,976            $ 9,764           $ 9,562
6/30/1999                  $ 9,614            $10,306           $10,008
7/31/1999                  $ 9,864            $ 9,984           $10,081
8/31/1999                  $10,014            $ 9,935           $10,390
9/30/1999                  $ 9,778            $ 9,662           $ 9,997
10/31/1999                 $ 9,335            $10,274           $ 9,777
11/30/1999                 $ 9,392            $10,482           $ 9,855
12/31/1999                 $ 9,971            $11,100           $10,092
1/31/2000                  $ 9,714            $10,542           $ 9,684
2/29/2000                  $ 9,628            $10,343           $ 9,259
3/31/2000                  $11,338            $11,354           $10,568
4/30/2000                  $11,259            $11,013           $10,373
5/31/2000                  $12,196            $10,787           $11,134
6/30/2000                  $11,953            $11,053           $10,572
7/31/2000                  $11,123            $10,880           $10,217
8/31/2000                  $12,690            $11,556           $11,316
9/30/2000                  $12,675            $10,946           $11,220
10/31/2000                 $11,817            $10,899           $10,881
11/30/2000                 $11,059            $10,040           $10,270
12/31/2000                 $13,443            $10,089           $11,686
1/31/2001                  $12,962            $10,447           $11,390
2/28/2001                  $13,041            $ 9,495           $11,302
3/31/2001                  $13,019            $ 8,893           $10,959
4/30/2001                  $13,910            $ 9,584           $12,127
5/31/2001                  $14,220            $ 9,648           $11,963
6/30/2001                  $12,566            $ 9,414           $10,812
7/31/2001                  $12,099            $ 9,321           $10,756
8/31/2001                  $11,294            $ 8,737           $10,382
9/30/2001                  $ 9,964            $ 8,032           $ 9,352
10/31/2001                 $10,589            $ 8,185           $ 9,727
11/30/2001                 $10,445            $ 8,813           $ 9,427
12/31/2001                 $11,199            $ 8,890           $ 9,864
1/31/2002                  $10,874            $ 8,760           $ 9,652
2/28/2002                  $11,486            $ 8,591           $10,072
3/31/2002                  $12,451            $ 8,915           $10,810
4/30/2002                  $12,503            $ 8,374           $10,480
5/31/2002                  $12,473            $ 8,312           $10,410
6/30/2002                  $11,884            $ 7,720           $10,014
7/31/2002                  $10,005            $ 7,118           $ 8,711
8/31/2002                  $10,285            $ 7,165           $ 8,845
9/30/2002                  $ 9,674            $ 6,386           $ 7,989
10/31/2002                 $ 9,909            $ 6,949           $ 8,142
11/30/2002                 $10,462            $ 7,358           $ 8,538
12/31/2002                 $10,611            $ 6,925           $ 8,583
1/31/2003                  $10,153            $ 6,744           $ 8,376
2/28/2003                  $10,198            $ 6,643           $ 8,507
3/31/2003                  $ 9,954            $ 6,707           $ 8,434
4/30/2003                  $10,050            $ 7,260           $ 8,535
5/31/2003                  $11,321            $ 7,642           $ 9,472
6/30/2003                  $11,239            $ 7,740           $ 9,488
7/31/2003                  $10,693            $ 7,876           $ 9,290
8/31/2003                  $11,491            $ 8,030           $ 9,858
9/30/2003                  $11,232            $ 7,944           $ 9,695
10/31/2003                 $11,483            $ 8,394           $10,017
11/30/2003                 $11,786            $ 8,468           $10,248
12/31/2003                 $13,262            $ 8,912           $11,535
1/31/2004                  $13,210            $ 9,075           $11,310
2/29/2004                  $13,846            $ 9,202           $11,938
3/31/2004                  $13,972            $ 9,063           $11,938
4/30/2004                  $13,905            $ 8,920           $11,699
5/31/2004                  $13,905            $ 9,043           $11,803
6/30/2004                  $14,874            $ 9,219           $12,475
7/31/2004                  $15,200            $ 8,914           $12,716
8/31/2004                  $14,948            $ 8,950           $12,565
9/30/2004                  $16,302            $ 9,047           $13,709
10/31/2004                 $16,302            $ 9,185           $13,771
11/30/2004                 $17,729            $ 9,556           $14,739
12/31/2004                 $17,404            $ 9,882           $14,372
1/31/2005                  $17,596            $ 9,641           $14,536
2/28/2005                  $19,963            $ 9,844           $16,514
3/31/2005                  $19,268            $ 9,669           $16,151
4/30/2005                  $17,988            $ 9,486           $15,180
5/31/2005                  $18,558            $ 9,788           $15,569
6/30/2005                  $19,756            $ 9,802           $16,751
7/31/2005                  $21,568            $10,166           $17,863
8/31/2005                  $22,951            $10,073           $19,041
9/30/2005                  $24,438            $10,155           $20,226
10/31/2005                 $22,611            $ 9,986           $18,554
11/30/2005                 $23,195            $10,363           $19,091
12/31/2005                 $23,930            $10,367           $19,633
1/31/2006                  $27,464            $10,642           $22,451
2/28/2006                  $24,658            $10,670           $20,405
3/31/2006                  $25,931            $10,803           $21,408
4/30/2006                  $27,541            $10,948           $22,809
5/31/2006                  $26,368            $10,633           $22,103
6/30/2006                  $26,583            $10,648           $22,364
7/31/2006                  $26,659            $10,713           $22,821
8/31/2006                  $25,946            $10,968           $22,024
9/30/2006                  $24,305            $11,251           $20,936
10/31/2006                 $25,977            $11,617           $21,885
11/30/2006                 $28,124            $11,838           $23,554
12/31/2006                 $27,337            $12,004           $22,940
1/31/2007                  $27,033            $12,186           $22,821
2/28/2007                  $27,476            $11,948           $22,708
3/31/2007                  $29,119            $12,081           $23,847
4/30/2007                  $31,082            $12,616           $25,089
5/31/2007                  $33,341            $13,057           $27,144
6/30/2007                  $33,571            $12,840           $27,372
7/31/2007                  $33,407            $12,442           $27,424
8/31/2007                  $32,848            $12,628           $27,160
9/30/2007                  $36,413            $13,100           $29,471
10/31/2007                 $38,672            $13,309           $30,725
11/30/2007                 $36,044            $12,752           $28,824
12/31/2007                 $37,964            $12,664           $30,840
1/31/2008                  $34,972            $11,904           $27,998
2/29/2008                  $38,158            $11,518           $30,431
3/31/2008                  $36,547            $11,468           $29,333
4/30/2008                  $40,522            $12,026           $32,135
5/31/2008                  $43,735            $12,182           $34,578
6/30/2008                  $45,195            $11,155           $35,385
7/31/2008                  $38,123            $11,061           $30,134
8/31/2008                  $36,751            $11,221           $29,731
9/30/2008                  $29,015            $10,221           $24,965
10/31/2008                 $20,730            $ 8,505           $18,599
11/30/2008                 $18,933            $ 7,895           $18,153
12/31/2008                 $18,533            $ 7,979           $17,717
1/31/2009                  $18,829            $ 7,306           $17,158
2/28/2009                  $17,434            $ 6,528           $15,380
3/31/2009                  $19,059            $ 7,100           $16,477
4/30/2009                  $21,553            $ 7,779           $17,978
   Total Returns            115.53%            -22.21%            79.78%

AVERAGE ANNUAL TOTAL RETURN

CLASS C                    4/30/09
-------                    -------
1-Year                     -47.68%
3-Year                      -8.51%
Since Inception (9/1/05)    -2.85%

CLASS C (9/1/05-4/30/09)

                               (PERFORMANCE GRAPH)

                       FRANKLIN NATURAL       S&P 500      S&P NORTH AMERICAN
DATE               RESOURCES FUND - CLASS C    INDEX    NATURAL RESOURCES INDEX
----               ------------------------   -------   -----------------------
9/1/2005                   $10,000            $10,000           $10,000
9/30/2005                  $10,459            $10,081           $10,622
10/31/2005                 $ 9,670            $ 9,913           $ 9,744
11/30/2005                 $ 9,918            $10,288           $10,026
12/31/2005                 $10,227            $10,291           $10,311
1/31/2006                  $11,734            $10,564           $11,791
2/28/2006                  $10,529            $10,593           $10,716
3/31/2006                  $11,064            $10,724           $11,243
4/30/2006                  $11,747            $10,868           $11,979
5/31/2006                  $11,238            $10,556           $11,608
6/30/2006                  $11,320            $10,570           $11,745
7/31/2006                  $11,347            $10,635           $11,985
8/31/2006                  $11,038            $10,888           $11,566
9/30/2006                  $10,333            $11,169           $10,995
10/31/2006                 $11,038            $11,533           $11,494
11/30/2006                 $11,938            $11,752           $12,370
12/31/2006                 $11,597            $11,917           $12,048
1/31/2007                  $11,464            $12,097           $11,985
2/28/2007                  $11,643            $11,861           $11,926
3/31/2007                  $12,332            $11,993           $12,524
4/30/2007                  $13,159            $12,524           $13,176
5/31/2007                  $14,107            $12,961           $14,256
6/30/2007                  $14,195            $12,746           $14,376
7/31/2007                  $14,118            $12,351           $14,402
8/31/2007                  $13,873            $12,536           $14,264
9/30/2007                  $15,371            $13,005           $15,478
10/31/2007                 $16,320            $13,212           $16,136
11/30/2007                 $15,199            $12,659           $15,138
12/31/2007                 $15,999            $12,572           $16,197
1/31/2008                  $14,729            $11,818           $14,704
2/29/2008                  $16,060            $11,434           $15,982
3/31/2008                  $15,372            $11,384           $15,405
4/30/2008                  $17,036            $11,939           $16,877
5/31/2008                  $18,378            $12,093           $18,160
6/30/2008                  $18,979            $11,074           $18,584
7/31/2008                  $16,003            $10,981           $15,826
8/31/2008                  $15,413            $11,140           $15,614
9/30/2008                  $12,163            $10,147           $13,111
10/31/2008                 $ 8,684            $ 8,443           $ 9,768
11/30/2008                 $ 7,925            $ 7,837           $ 9,533
12/31/2008                 $ 7,754            $ 7,920           $ 9,305
1/31/2009                  $ 7,876            $ 7,253           $ 9,011
2/28/2009                  $ 7,287            $ 6,481           $ 8,077
3/31/2009                  $ 7,957            $ 7,048           $ 8,653
4/30/2009                  $ 8,997            $ 7,723           $ 9,442
   Total Returns            -10.03%            -22.77%            -5.58%


                               18 | Annual Report

ADVISOR CLASS (5/1/99-4/30/09)(1)

                               (PERFORMANCE GRAPH)

                   FRANKLIN NATURAL RESOURCES   S&P 500      S&P NORTH AMERICAN
DATE                  FUND - ADVISOR CLASS       INDEX    NATURAL RESOURCES INDEX
----               --------------------------   -------   -----------------------
5/1/1999                    $10,000             $10,000           $10,000
5/31/1999                   $ 9,530             $ 9,764           $ 9,562
6/30/1999                   $10,212             $10,306           $10,008
7/31/1999                   $10,478             $ 9,984           $10,081
8/31/1999                   $10,648             $ 9,935           $10,390
9/30/1999                   $10,396             $ 9,662           $ 9,997
10/31/1999                  $ 9,931             $10,274           $ 9,777
11/30/1999                  $ 9,990             $10,482           $ 9,855
12/31/1999                  $10,611             $11,100           $10,092
1/31/2000                   $10,345             $10,542           $ 9,684
2/29/2000                   $10,249             $10,343           $ 9,259
3/31/2000                   $12,073             $11,354           $10,568
4/30/2000                   $11,991             $11,013           $10,373
5/31/2000                   $12,996             $10,787           $11,134
6/30/2000                   $12,737             $11,053           $10,572
7/31/2000                   $11,851             $10,880           $10,217
8/31/2000                   $13,535             $11,556           $11,316
9/30/2000                   $13,520             $10,946           $11,220
10/31/2000                  $12,604             $10,899           $10,881
11/30/2000                  $11,807             $10,040           $10,270
12/31/2000                  $14,356             $10,089           $11,686
1/31/2001                   $13,843             $10,447           $11,390
2/28/2001                   $13,932             $ 9,495           $11,302
3/31/2001                   $13,917             $ 8,893           $10,959
4/30/2001                   $14,877             $ 9,584           $12,127
5/31/2001                   $15,204             $ 9,648           $11,963
6/30/2001                   $13,441             $ 9,414           $10,812
7/31/2001                   $12,949             $ 9,321           $10,756
8/31/2001                   $12,094             $ 8,737           $10,382
9/30/2001                   $10,665             $ 8,032           $ 9,352
10/31/2001                  $11,342             $ 8,185           $ 9,727
11/30/2001                  $11,186             $ 8,813           $ 9,427
12/31/2001                  $11,997             $ 8,890           $ 9,864
1/31/2002                   $11,654             $ 8,760           $ 9,652
2/28/2002                   $12,317             $ 8,591           $10,072
3/31/2002                   $13,348             $ 8,915           $10,810
4/30/2002                   $13,409             $ 8,374           $10,480
5/31/2002                   $13,386             $ 8,312           $10,410
6/30/2002                   $12,752             $ 7,720           $10,014
7/31/2002                   $10,738             $ 7,118           $ 8,711
8/31/2002                   $11,051             $ 7,165           $ 8,845
9/30/2002                   $10,387             $ 6,386           $ 7,989
10/31/2002                  $10,646             $ 6,949           $ 8,142
11/30/2002                  $11,241             $ 7,358           $ 8,538
12/31/2002                  $11,406             $ 6,925           $ 8,583
1/31/2003                   $10,914             $ 6,744           $ 8,376
2/28/2003                   $10,968             $ 6,643           $ 8,507
3/31/2003                   $10,722             $ 6,707           $ 8,434
4/30/2003                   $10,838             $ 7,260           $ 8,535
5/31/2003                   $12,205             $ 7,642           $ 9,472
6/30/2003                   $12,120             $ 7,740           $ 9,488
7/31/2003                   $11,536             $ 7,876           $ 9,290
8/31/2003                   $12,404             $ 8,030           $ 9,858
9/30/2003                   $12,128             $ 7,944           $ 9,695
10/31/2003                  $12,404             $ 8,394           $10,017
11/30/2003                  $12,727             $ 8,468           $10,248
12/31/2003                  $14,322             $ 8,912           $11,535
1/31/2004                   $14,276             $ 9,075           $11,310
2/29/2004                   $14,969             $ 9,202           $11,938
3/31/2004                   $15,115             $ 9,063           $11,938
4/30/2004                   $15,046             $ 8,920           $11,699
5/31/2004                   $15,046             $ 9,043           $11,803
6/30/2004                   $16,102             $ 9,219           $12,475
7/31/2004                   $16,456             $ 8,914           $12,716
8/31/2004                   $16,186             $ 8,950           $12,565
9/30/2004                   $17,666             $ 9,047           $13,709
10/31/2004                  $17,666             $ 9,185           $13,771
11/30/2004                  $19,222             $ 9,556           $14,739
12/31/2004                  $18,867             $ 9,882           $14,372
1/31/2005                   $19,083             $ 9,641           $14,536
2/28/2005                   $21,656             $ 9,844           $16,514
3/31/2005                   $20,909             $ 9,669           $16,151
4/30/2005                   $19,530             $ 9,486           $15,180
5/31/2005                   $20,146             $ 9,788           $15,569
6/30/2005                   $21,456             $ 9,802           $16,751
7/31/2005                   $23,428             $10,166           $17,863
8/31/2005                   $24,946             $10,073           $19,041
9/30/2005                   $26,564             $10,155           $20,226
10/31/2005                  $24,584             $ 9,986           $18,554
11/30/2005                  $25,223             $10,363           $19,091
12/31/2005                  $26,030             $10,367           $19,633
1/31/2006                   $29,885             $10,642           $22,451
2/28/2006                   $26,836             $10,670           $20,405
3/31/2006                   $28,233             $10,803           $21,408
4/30/2006                   $29,989             $10,948           $22,809
5/31/2006                   $28,736             $10,633           $22,103
6/30/2006                   $28,967             $10,648           $22,364
7/31/2006                   $29,055             $10,713           $22,821
8/31/2006                   $28,289             $10,968           $22,024
9/30/2006                   $26,501             $11,251           $20,936
10/31/2006                  $28,336             $11,617           $21,885
11/30/2006                  $30,675             $11,838           $23,554
12/31/2006                  $29,828             $12,004           $22,940
1/31/2007                   $29,503             $12,186           $22,821
2/28/2007                   $29,990             $11,948           $22,708
3/31/2007                   $31,785             $12,081           $23,847
4/30/2007                   $33,948             $12,616           $25,089
5/31/2007                   $36,426             $13,057           $27,144
6/30/2007                   $36,682             $12,840           $27,372
7/31/2007                   $36,512             $12,442           $27,424
8/31/2007                   $35,913             $12,628           $27,160
9/30/2007                   $39,819             $13,100           $29,471
10/31/2007                  $42,298             $13,309           $30,725
11/30/2007                  $39,426             $12,752           $28,824
12/31/2007                  $41,542             $12,664           $30,840
1/31/2008                   $38,277             $11,904           $27,998
2/29/2008                   $41,772             $11,518           $30,431
3/31/2008                   $40,015             $11,468           $29,333
4/30/2008                   $44,384             $12,026           $32,135
5/31/2008                   $47,915             $12,182           $34,578
6/30/2008                   $49,534             $11,155           $35,385
7/31/2008                   $41,790             $11,061           $30,134
8/31/2008                   $40,291             $11,221           $29,731
9/30/2008                   $31,830             $10,221           $24,965
10/31/2008                  $22,744             $ 8,505           $18,599
11/30/2008                  $20,776             $ 7,895           $18,153
12/31/2008                  $20,342             $ 7,979           $17,717
1/31/2009                   $20,678             $ 7,306           $17,158
2/28/2009                   $19,145             $ 6,528           $15,380
3/31/2009                   $20,925             $ 7,100           $16,477
4/30/2009                   $23,674             $ 7,779           $17,978
   Total Returns             136.74%             -22.21%            79.78%

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(1)   4/30/09
----------------   -------
1-Year             -46.66%
5-Year              +9.49%
10-Year             +9.00%

ENDNOTES

INVESTING IN A FUND CONCENTRATING IN THE NATURAL RESOURCES SECTOR INVOLVES SPECIAL RISKS, INCLUDING INCREASED SUSCEPTIBILITY TO ADVERSE ECONOMIC AND REGULATORY DEVELOPMENTS AFFECTING THE SECTOR. THE FUND MAY ALSO INVEST IN FOREIGN STOCKS, WHICH INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL AND ECONOMIC UNCERTAINTY. SMALLER COMPANIES INVOLVE SPECIAL RISKS ASSOCIATED WITH SMALLER REVENUES AND MARKET SHARE, AND MORE LIMITED PRODUCT LINES. THE PRICES OF SUCH SECURITIES CAN BE VOLATILE, PARTICULARLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(7.) Sources: (C) 2009 Morningstar; Standard & Poor's. The S&P 500 consists of
     500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The S&P North American Natural Resources Index is a capitalization-weighted index that includes companies involved in extractive industries (mining), energy and forestry services, producers of pulp and paper, and owners and operators of timber tracts or plantations.


                               Annual Report | 19

Your Fund's Expenses

FRANKLIN NATURAL RESOURCES FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               20 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                                                                 EXPENSES PAID
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    DURING PERIOD*
                                             VALUE 11/1/08      VALUE 4/30/09   11/1/08-4/30/09
                                           -----------------   --------------   ---------------
CLASS A
Actual                                           $1,000           $1,039.70          $ 6.93
Hypothetical (5% return before expenses)         $1,000           $1,018.00          $ 6.85

CLASS C
Actual                                           $1,000           $1,036.10          $10.60
Hypothetical (5% return before expenses)         $1,000           $1,014.38          $10.49

ADVISOR CLASS
Actual                                           $1,000           $1,040.90          $ 5.62
Hypothetical (5% return before expenses)         $1,000           $1,019.29          $ 5.56

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.37%; C: 2.10%; and Advisor: 1.11%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               Annual Report | 21

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

                                                                      YEAR ENDED APRIL 30,
                                                   ----------------------------------------------------------
CLASS A                                              2009         2008       2007         2006         2005
-------                                            --------     --------   --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  54.72     $  64.53   $  56.44     $  46.05     $  53.26
                                                   --------     --------   --------     --------     --------
Income from investment operations(a):
   Net investment income (loss)(b) .............      (0.21)       (0.59)     (0.57)       (0.59)       (0.58)
   Net realized and unrealized gains (losses) ..      (4.78)       (9.22)      8.66        10.98        (6.63)
                                                   --------     --------   --------     --------     --------
Total from investment operations ...............      (4.99)       (9.81)      8.09        10.39        (7.21)
                                                   --------     --------   --------     --------     --------
Redemption fees(c, d) ..........................         --           --         --           --           --
                                                   --------     --------   --------     --------     --------
Net asset value, end of year ...................   $  49.73     $  54.72   $  64.53     $  56.44     $  46.05
                                                   ========     ========   ========     ========     ========
Total return(e) ................................      (9.12)%     (15.22)%    14.39%       22.50%      (13.54)%
RATIOS TO AVERAGE NET ASSETS
Expenses before expense reduction ..............       1.32%        1.24%      1.35%        1.25%        1.29%
Expenses net of expense reduction ..............       1.32%(f)     1.23%      1.35%(f)     1.25%(f)     1.29%(f)
Net investment income (loss) ...................      (0.38)%      (0.98)%    (1.01)%      (1.06)%      (1.17)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $274,324     $318,537   $457,390     $510,700     $485,909
Portfolio turnover rate ........................      45.57%       31.84%     42.08%       37.38%       34.34%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               22 | Annual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2009

       FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                         COUNTRY      SHARES/WARRANTS       VALUE
       -------------------------------------                                     --------------   ---------------   ------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS 90.7%
       BIOTECHNOLOGY 65.2%
   (a) 3SBio Inc., ADR .......................................................       China            135,600       $    960,048
   (a) AEterna Zentaris Inc. .................................................       Canada           719,500            798,645
   (a) Amgen Inc. ............................................................    United States       447,300         21,680,631
   (a) Anadys Pharmaceuticals Inc. ...........................................    United States       349,500            870,255
   (a) ARIAD Pharmaceuticals Inc. ............................................    United States       845,000          1,267,500
   (a) ArQule Inc. ...........................................................    United States       609,809          2,713,650
   (a) Biogen Idec Inc. ......................................................    United States       304,461         14,717,645
   (a) BioMarin Pharmaceutical Inc. ..........................................    United States       568,200          7,307,052
   (a) Celgene Corp. .........................................................    United States       568,600         24,290,592
   (a) Cephalon Inc. .........................................................    United States       161,900         10,622,259
   (a) ConjuChem Biotechnologies Inc., wts., 12/31/11 ........................       Canada         2,343,750                 --
   (a) Cougar Biotechnology Inc. .............................................    United States        15,500            541,260
   (a) Curis Inc. ............................................................    United States       967,900          1,132,443
   (a) Facet Biotech Corp. ...................................................    United States       183,560          1,716,286
   (a) Gentium SpA, ADR ......................................................        Italy           851,600            596,120
   (a) Genzyme Corp. .........................................................    United States       430,600         22,963,898
   (a) Gilead Sciences Inc. ..................................................    United States       701,700         32,137,860
(a, b) Indevus Pharmaceuticals Inc., Escrow Account ..........................    United States     1,006,900          1,100,743
   (a) Myriad Genetics Inc. ..................................................    United States       119,600          4,639,284
   (a) Neurocrine Biosciences Inc. ...........................................    United States       375,300          1,238,490
   (a) Onyx Pharmaceuticals Inc. .............................................    United States       103,500          2,680,650
   (a) Orexigen Therapeutics Inc. ............................................    United States       476,754          1,353,981
   (a) OSI Pharmaceuticals Inc. ..............................................    United States       188,800          6,338,016
       PDL BioPharma Inc. ....................................................    United States       917,800          6,562,270
   (a) Pharmasset Inc. .......................................................    United States       178,800          1,609,200
   (a) RXi Pharmaceuticals Corp. .............................................    United States        18,744             85,285
   (a) United Therapeutics Corp. .............................................    United States        30,800          1,934,548
   (a) VaxGen Inc. ...........................................................    United States       826,000            355,180
   (a) Vertex Pharmaceuticals Inc. ...........................................    United States       216,100          6,660,202
                                                                                                                    ------------
                                                                                                                     178,873,993
                                                                                                                    ------------
       LIFE SCIENCES TOOLS & SERVICES 9.0%
   (a) Helicos BioSciences Corp. .............................................    United States       639,100            364,287
   (a) Illumina Inc. .........................................................    United States       171,500          6,405,525
   (a) Life Technologies Corp. ...............................................    United States       322,200         12,018,060
   (a) QIAGEN NV .............................................................     Netherlands        258,900          4,266,672
   (a) Sequenom Inc. .........................................................    United States       416,120          1,506,354
                                                                                                                    ------------
                                                                                                                      24,560,898
                                                                                                                    ------------
       PHARMACEUTICALS 16.5%
   (a) Access Pharmaceuticals Inc. ...........................................    United States       121,988            182,982
       Allergan Inc. .........................................................    United States        78,300          3,653,478
   (a) Ardea Biosciences Inc. ................................................    United States       169,012          2,085,608
   (a) Biodel Inc. ...........................................................    United States       175,900            844,320
   (a) BioForm Medical Inc. ..................................................    United States     1,309,000          1,466,080
   (a) Cadence Pharmaceuticals Inc. ..........................................    United States       199,600          2,019,952
   (a) Cardiome Pharma Corp. .................................................       Canada           576,828          2,359,227
   (a) Cypress Bioscience Inc. ...............................................    United States       175,100          1,260,720


                               Annual Report | 23

Franklin Strategic Series

       FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                         COUNTRY      SHARES/WARRANTS       VALUE
       -------------------------------------                                     --------------   ---------------   ------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
       PHARMACEUTICALS (CONTINUED)
   (a) Nuvo Research Inc. ....................................................       Canada         6,795,800       $    911,500
   (a) Nuvo Research Inc., wts., 7/13/09 .....................................       Canada         3,443,000                 --
   (a) Oculus Innovative Sciences Inc. .......................................    United States       210,900            229,881
   (a) Penwest Pharmaceuticals Co. ...........................................    United States       369,400            605,816
       Roche Holding AG ......................................................     Switzerland         84,300         10,671,353
       Shire PLC, ADR ........................................................   United Kingdom       134,900          5,027,723
       Teva Pharmaceutical Industries Ltd., ADR ..............................       Israel           319,200         14,009,688
                                                                                                                    ------------
                                                                                                                      45,328,328
                                                                                                                    ------------
       TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
          (COST $256,969,341) ................................................                                       248,763,219
                                                                                                                    ------------
       PREFERRED STOCKS (COST $5,065,937) 2.0%
       BIOTECHNOLOGY 2.0%
(a, c) Fibrogen Inc., pfd., E ................................................    United States     1,128,271          5,686,486
                                                                                                                    ------------

                                                                                                   PRINCIPAL
                                                                                                   AMOUNT(d)
                                                                                                  -----------
       CONVERTIBLE BONDS (COST $1,480,677) 0.3%
       BIOTECHNOLOGY 0.3%
   (c) ConjuChem Biotechnologies Inc., cvt., sub. note, 144A, 8.00%,
          12/31/10 ...........................................................       Canada         1,500,000 CAD        785,900
                                                                                                                    ------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $263,515,955) ................................................                                       255,235,605
                                                                                                                    ------------

                                                                                                     SHARES
                                                                                                  -----------
       SHORT TERM INVESTMENTS (COST $19,628,804) 7.2%
       MONEY MARKET FUNDS 7.2%
   (e) Franklin Institutional Fiduciary Trust Money Market Portfolio, 0.04% ..    United States    19,628,804         19,628,804
                                                                                                                    ------------
       TOTAL INVESTMENTS (COST $283,144,759) 100.2% ..........................                                       274,864,409
       OTHER ASSETS, LESS LIABILITIES (0.2)% .................................                                          (540,790)
                                                                                                                    ------------
       NET ASSETS 100.0% .....................................................                                      $274,323,619
                                                                                                                    ============

See Abbreviations on page 48.

(a)  Non-income producing.

(b) Security has been deemed illiquid because it may not be able to be sold within seven days. At April 30, 2009, the value of this security was $1,100,743, representing 0.40% of net assets.

(c)  See Note 8 regarding restricted and illiquid securities.

(d)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(e) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               24 | Annual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN NATURAL RESOURCES FUND

                                                                 YEAR ENDED APRIL 30,
                                                ----------------------------------------------------
CLASS A                                           2009       2008       2007       2006       2005
-------                                         --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $  45.78   $  37.84   $  35.92   $  24.32   $  18.80
                                                --------   --------   --------   --------   --------
Income from investment operations(a):
   Net investment income(b) .................       0.05       0.05       0.09       0.13       0.04
   Net realized and unrealized gains
      (losses) ..............................     (21.78)     11.11       4.29      12.64       5.48
                                                --------   --------   --------   --------   --------
Total from investment operations ............     (21.73)     11.16       4.38      12.77       5.52
                                                --------   --------   --------   --------   --------
Less distributions from:
   Net investment income ....................         --      (0.52)     (0.25)     (0.09)        --
   Net realized gains .......................      (1.50)     (2.70)     (2.21)     (1.08)        --
                                                --------   --------   --------   --------   --------
Total distributions .........................      (1.50)     (3.22)     (2.46)     (1.17)        --
                                                --------   --------   --------   --------   --------
Redemption fees(c, d) .......................         --         --         --         --         --
                                                --------   --------   --------   --------   --------
Net asset value, end of year ................   $  22.55   $  45.78   $  37.84   $  35.92   $  24.32
                                                ========   ========   ========   ========   ========
Total return(e) .............................     (46.81)%    30.37%     12.86%     53.11%     29.36%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) .................................       1.09%      0.97%      1.03%      1.02%      1.08%
Net investment income .......................       0.18%      0.13%      0.26%      0.44%      0.17%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $393,713   $752,051   $475,912   $440,475   $211,327
Portfolio turnover rate .....................      46.97%     37.93%     51.51%     56.08%     29.89%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 25

Franklin Strategic Series

FRANKLIN NATURAL RESOURCES FUND

                                                          YEAR ENDED APRIL 30,
                                                -------------------------------------
CLASS C                                           2009      2008      2007    2006(a)
-------                                         -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $ 45.35   $ 37.58   $ 35.79   $ 31.56
                                                -------   -------   -------   -------
Income from investment operations(b):
   Net investment income (loss)(c) ..........     (0.16)    (0.25)    (0.17)    (0.01)
   Net realized and unrealized gains
      (losses) ..............................    (21.54)    11.04      4.25      5.39
                                                -------   -------   -------   -------
Total from investment operations ............    (21.70)    10.79      4.08      5.38
                                                -------   -------   -------   -------
Less distributions from:
   Net investment income ....................        --     (0.32)    (0.08)    (0.07)
   Net realized gains .......................     (1.50)    (2.70)    (2.21)    (1.08)
                                                -------   -------   -------   -------
Total distributions .........................     (1.50)    (3.02)    (2.29)    (1.15)
                                                -------   -------   -------   -------
Redemption fees(d, e) .......................        --        --        --        --
                                                -------   -------   -------   -------
Net asset value, end of year ................   $ 22.15   $ 45.35   $ 37.58   $ 35.79
                                                =======   =======   =======   =======
Total return(f) .............................    (47.19)%   29.47%    12.01%    17.47%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses(h) .................................      1.82%     1.68%     1.76%     1.67%
Net investment income (loss) ................     (0.55)%   (0.58)%   (0.47)%   (0.21)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $61,360   $85,387   $33,723   $18,485
Portfolio turnover rate .....................     46.97%    37.93%    51.51%    56.08%

(a)  For the period September 1, 2005 (effective date) to April 30, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g) Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               26 | Annual Report

Franklin Strategic Series

FRANKLIN NATURAL RESOURCES FUND

                                                                YEAR ENDED APRIL 30,
                                                -----------------------------------------------
ADVISOR CLASS                                     2009      2008      2007      2006      2005
-------------                                   -------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........     $ 48.27   $ 39.71   $ 37.57   $ 25.35   $ 19.53
                                                -------   -------   -------   -------   -------
Income from investment operations(a):
   Net investment income(b) .................      0.14      0.19      0.18      0.25      0.13
   Net realized and unrealized gains
      (losses) ..............................    (22.97)    11.69      4.52     13.18      5.69
                                                -------   -------   -------   -------   -------
Total from investment operations ............    (22.83)    11.88      4.70     13.43      5.82
                                                -------   -------   -------   -------   -------
Less distributions from:
   Net investment income ....................        --     (0.62)    (0.35)    (0.13)       --
   Net realized gains .......................     (1.50)    (2.70)    (2.21)    (1.08)       --
                                                -------   -------   -------   -------   -------
Total distributions .........................     (1.50)    (3.32)    (2.56)    (1.21)       --
                                                -------   -------   -------   -------   -------
Redemption fees(c, d) .......................        --        --        --        --        --
                                                -------   -------   -------   -------   -------
Net asset value, end of year ................   $ 23.94   $ 48.27   $ 39.71   $ 37.57   $ 25.35
                                                =======   =======   =======   =======   =======
Total return ................................    (46.66)%   30.74%    13.20%    53.55%    29.80%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) .................................      0.82%     0.68%     0.76%     0.69%     0.73%
Net investment income .......................      0.45%     0.42%     0.53%     0.77%     0.52%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $52,402   $77,361   $52,103   $43,874   $33,048
Portfolio turnover rate .....................     46.97%    37.93%    51.51%    56.08%    29.89%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 27

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2009

       FRANKLIN NATURAL RESOURCES FUND                            COUNTRY      SHARES/WARRANTS       VALUE
       -------------------------------                        --------------   ---------------   ------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS 91.5%
       AGRICULTURAL PRODUCTS 0.7%
       Bunge Ltd. .........................................    United States            77,000   $  3,696,770
                                                                                                 ------------
       ALUMINUM 0.4%
       Alcoa Inc. .........................................    United States           200,000      1,814,000
                                                                                                 ------------
       COAL & CONSUMABLE FUELS 3.2%
   (a) Alpha Natural Resources Inc. .......................    United States           130,000      2,662,400
(a, b) Energy Coal Resources, 144A ........................    United States           199,375        221,306
   (a) Patriot Coal Corp. .................................    United States           216,000      1,360,800
       Peabody Energy Corp. ...............................    United States           270,000      7,125,300
   (a) Uranium One Inc. ...................................       Canada             1,690,000      4,675,162
                                                                                                 ------------
                                                                                                   16,044,968
                                                                                                 ------------
       CONSTRUCTION & ENGINEERING 0.1%
       Boart Longyear Group ...............................      Australia           5,703,000        497,119
                                                                                                 ------------
       CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS 0.4%
   (a) Terex Corp. ........................................    United States           160,000      2,208,000
                                                                                                 ------------
       DIVERSIFIED CHEMICALS 0.0%(c)
(a, d) Solutia Inc. .......................................    United States               789          2,966
(a, d) Solutia Inc., wts., 2/28/13 ........................    United States             5,878            588
                                                                                                 ------------
                                                                                                        3,554
                                                                                                 ------------
       DIVERSIFIED METALS & MINING 7.2%
   (a) African Copper PLC .................................   United Kingdom         2,400,000        120,714
       BHP Billiton PLC, ADR ..............................   United Kingdom           197,000      8,242,480
   (a) First Uranium Corp. ................................    South Africa            390,000      2,098,918
(a, e) First Uranium Corp., 144A ..........................       Canada               205,200      1,104,354
       Freeport-McMoRan Copper & Gold Inc., B .............    United States            65,000      2,772,250
   (a) Ivanhoe Australia Ltd. .............................      Australia             300,000        411,869
   (a) Ivanhoe Mines Ltd. .................................       Canada               400,000      2,564,000
   (a) Mineral Deposits Ltd. ..............................      Australia           3,000,000      1,612,608
   (a) Mirabela Nickel Ltd. ...............................      Australia             380,000        500,126
(a, e) Mirabela Nickel Ltd., 144A .........................      Australia             845,850      1,113,240
   (a) Nautilus Minerals Inc. .............................       Canada               817,000        787,618
(a, e) Nautilus Minerals Inc., 144A .......................       Canada               474,000        456,954
       OZ Minerals Ltd. ...................................      Australia           2,700,000      1,470,960
   (a) PanAust Ltd. .......................................      Australia           5,663,435      1,378,163
(a, e) PanAust Ltd., 144A .................................      Australia           4,180,000      1,017,178
       Rio Tinto PLC, ADR .................................   United Kingdom            24,000      3,910,800
       Southern Copper Corp. ..............................    United States           132,000      2,451,240
       Xstrata PLC ........................................     Switzerland            486,000      4,364,607
                                                                                                 ------------
                                                                                                   36,378,079
                                                                                                 ------------
       ELECTRICAL COMPONENTS & EQUIPMENT 0.1%
   (a) JA Solar Holdings Co. Ltd., ADR ....................        China                90,000        315,900
                                                                                                 ------------
       GOLD 7.0%
       AngloGold Ashanti Ltd., ADR ........................    South Africa            130,000      4,004,000
       Barrick Gold Corp. .................................       Canada               125,000      3,637,500


                               28 | Annual Report

Franklin Strategic Series

       FRANKLIN NATURAL RESOURCES FUND                            COUNTRY      SHARES/WARRANTS       VALUE
       -------------------------------                        --------------   ---------------   ------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
       GOLD (CONTINUED)
(a, e) Centamin Egypt Ltd., 144A ..........................      Australia           2,000,000   $  1,626,289
   (e) Franco-Nevada Corp., 144A ..........................        Canada               90,000      1,915,584
   (a) Gammon Gold Inc. ...................................        Canada              425,000      2,825,258
       Gold Fields Ltd., ADR ..............................     South Africa           260,000      2,704,000
   (a) Great Basin Gold Ltd. ..............................        Canada            2,000,000      2,464,582
   (a) Great Basin Gold Ltd., wts., 10/15/10 ..............        Canada            1,000,000        301,786
       IAMGOLD Corp. ......................................        Canada              301,000      2,404,990
   (a) Jinshan Gold Mines Inc. ............................        Canada              378,300        215,646
(a, e) Jinshan Gold Mines Inc., 144A ......................        Canada            1,241,000        707,419
       Newcrest Mining Ltd. ...............................      Australia             300,000      6,524,525
       Newmont Mining Corp. ...............................    United States            55,000      2,213,200
   (a) Osisko Mining Corp. ................................        Canada              642,200      3,014,771
   (a) Osisko Mining Corp., wts., 11/17/09 ................        Canada              321,100        296,093
(a, e) Real Gold Mining Ltd., 144A ........................       Mongolia             744,000        549,116
                                                                                                 ------------
                                                                                                   35,404,759
                                                                                                 ------------
       INTEGRATED OIL & GAS 13.5%
       Chevron Corp. ......................................    United States           124,003      8,196,598
       ConocoPhillips .....................................    United States           147,000      6,027,000
       Exxon Mobil Corp. ..................................    United States            95,000      6,333,650
       Hess Corp. .........................................    United States           110,000      6,026,900
       Marathon Oil Corp. .................................    United States           537,000     15,948,900
       Murphy Oil Corp. ...................................    United States           125,000      5,963,750
       Occidental Petroleum Corp. .........................    United States           250,000     14,072,500
       Petroleo Brasileiro SA, ADR ........................        Brazil               68,000      2,282,760
       Total SA, B, ADR ...................................        France               69,000      3,430,680
                                                                                                 ------------
                                                                                                   68,282,738
                                                                                                 ------------
       MARINE 0.4%
       Aries Maritime Transport Ltd. ......................       Bermuda              387,850        240,467
       Genco Shipping & Trading Ltd. ......................    United States           103,000      1,967,300
                                                                                                 ------------
                                                                                                    2,207,767
                                                                                                 ------------
       OIL & GAS DRILLING 3.3%
   (a) Nabors Industries Ltd. .............................       Bermuda              230,000      3,498,300
       Noble Corp. ........................................    United States            60,000      1,639,800
       Rowan Cos. Inc. ....................................    United States           114,000      1,779,540
   (a) Transocean Ltd. ....................................    United States           145,000      9,784,600
                                                                                                 ------------
                                                                                                   16,702,240
                                                                                                 ------------
       OIL & GAS EQUIPMENT & SERVICES 20.8%
       Baker Hughes Inc. ..................................    United States            71,000      2,526,180
   (a) Cal Dive International Inc. ........................    United States           235,000      1,861,200
   (a) Cameron International Corp. ........................    United States           275,000      7,034,500
   (a) Dresser-Rand Group Inc. ............................    United States           112,000      2,758,560
   (a) Dril-Quip Inc. .....................................    United States           251,000      8,629,380
   (a) FMC Technologies Inc. ..............................    United States           260,000      8,899,800
   (a) Global Industries Ltd. .............................    United States           600,000      3,882,000


                               Annual Report | 29

Franklin Strategic Series

       FRANKLIN NATURAL RESOURCES FUND                            COUNTRY      SHARES/WARRANTS       VALUE
       -------------------------------                        --------------   ---------------   ------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
       OIL & GAS EQUIPMENT & SERVICES (CONTINUED)
       Halliburton Co. ....................................    United States           610,000   $ 12,334,200
   (a) Helix Energy Solutions Group Inc. ..................    United States           437,000      3,972,330
   (a) Hornbeck Offshore Services Inc. ....................    United States           126,000      2,926,980
   (a) National Oilwell Varco Inc. ........................    United States           270,000      8,175,600
   (a) North American Energy Partners .....................       Canada               255,000      1,007,250
   (a) Oil States International Inc. ......................    United States           150,000      2,835,000
   (a) PHI Inc., non-voting ...............................    United States            74,000        837,680
       Schlumberger Ltd. ..................................    United States           185,000      9,063,150
       Smith International Inc. ...........................    United States           455,000     11,761,750
   (a) Superior Energy Services Inc. ......................    United States           200,000      3,842,000
   (a) T-3 Energy Services Inc. ...........................    United States           239,000      3,209,770
   (a) Tesco Corp. ........................................       Canada               270,000      2,713,500
   (a) Weatherford International Ltd. .....................    United States           430,000      7,150,900
                                                                                                 ------------
                                                                                                  105,421,730
                                                                                                 ------------
       OIL & GAS EXPLORATION & PRODUCTION 29.3%
       Addax Petroleum Corp. ..............................       Canada               215,000      5,918,853
   (e) Addax Petroleum Corp., 144A ........................       Canada               150,000      4,129,433
   (a) Bill Barrett Corp. .................................    United States           200,000      5,196,000
   (a) Continental Resources Inc. .........................    United States           230,000      5,370,500
       Devon Energy Corp. .................................    United States           320,000     16,592,000
       EOG Resources Inc. .................................    United States           190,000     12,061,200
   (a) Mariner Energy Inc. ................................    United States           670,000      7,624,600
   (a) McMoRan Exploration Co. ............................    United States         1,094,000      6,006,060
       Noble Energy Inc. ..................................    United States           251,000     14,244,250
   (a) Northern Oil & Gas Inc. ............................    United States           317,000      1,810,070
   (a) Petrohawk Energy Corp. .............................    United States           781,300     18,438,680
       Range Resources Corp. ..............................    United States           340,000     13,589,800
   (a) Southwestern Energy Co. ............................    United States           565,000     20,260,900
       XTO Energy Inc. ....................................    United States           510,000     17,676,600
                                                                                                 ------------
                                                                                                  148,918,946
                                                                                                 ------------
       OIL & GAS REFINING & MARKETING 3.0%
       Aegean Marine Petroleum Network Inc. ...............    United States           135,000      2,045,250
   (a) CVR Energy Inc. ....................................    United States           317,000      2,333,120
       Holly Corp. ........................................    United States           130,000      2,724,800
       Petroplus Holdings AG ..............................     Switzerland             94,000      1,622,251
       Valero Energy Corp. ................................    United States           330,000      6,547,200
                                                                                                 ------------
                                                                                                   15,272,621
                                                                                                 ------------
       OIL & GAS STORAGE & TRANSPORTATION 0.6%
       DHT Maritime Inc. ..................................   Jersey Islands           370,600      1,560,226
       General Maritime Corp. .............................    United States           177,000      1,757,610
                                                                                                 ------------
                                                                                                    3,317,836
                                                                                                 ------------
       PRECIOUS METALS & MINERALS 1.4%
   (e) Fresnillo PLC, 144A ................................   United Kingdom           427,400      3,380,266
       Impala Platinum Holdings Ltd. ......................    South Africa            190,000      3,679,303
                                                                                                 ------------
                                                                                                    7,059,569
                                                                                                 ------------


                               30 | Annual Report

Franklin Strategic Series

       FRANKLIN NATURAL RESOURCES FUND                            COUNTRY      SHARES/WARRANTS       VALUE
       -------------------------------                        --------------   ---------------   ------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
       SPECIALTY CHEMICALS 0.1%
   (a) Flotek Industries Inc. .............................    United States           293,000   $    606,510
                                                                                                 ------------
       TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
          (COST $540,295,200) .............................                                       464,153,106
                                                                                                 ------------
       CONVERTIBLE PREFERRED STOCKS (COST $3,801,600) 0.9%
       OIL & GAS EXPLORATION & PRODUCTION 0.9%
   (e) Sandridge Energy Inc., 8.50%, cvt., pfd., 144A .....    United States            40,000      4,614,400
                                                                                                 ------------
       PREFERRED STOCKS 2.2%
       COAL & CONSUMABLE FUELS 0.0%(c)
(a, b) Energy Coal Resources, 144A, pfd. ..................    United States            29,847        177,888
                                                                                                 ------------
       DIVERSIFIED METALS & MINING 0.8%
       Companhia Vale do Rio Doce, ADR, pfd., A ...........       Brazil               298,000      4,091,540
                                                                                                 ------------
       INTEGRATED OIL & GAS 1.4%
       Petroleo Brasileiro SA, ADR, pfd. ..................       Brazil               260,000      7,014,800
                                                                                                 ------------
       TOTAL PREFERRED STOCKS (COST $11,456,542) ..........                                        11,284,228
                                                                                                 ------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $555,553,342) .............................                                       480,051,734
                                                                                                 ------------
       SHORT TERM INVESTMENTS (COST $28,954,356) 5.7%
       MONEY MARKET FUNDS 5.7%
   (f) Franklin Institutional Fiduciary Trust Money Market
          Portfolio, 0.04% ................................    United States        28,954,356     28,954,356
                                                                                                 ------------
       TOTAL INVESTMENTS (COST $584,507,698) 100.3% .......                                       509,006,090
       OTHER ASSETS, LESS LIABILITIES (0.3)% ..............                                        (1,531,705)
                                                                                                 ------------
       NET ASSETS 100.0% ..................................                                      $507,474,385
                                                                                                 ============

See Abbreviations on page 48.

(a)  Non-income producing.

(b)  See Note 8 regarding restricted and illiquid securities.

(c)  Rounds to less than 0.1% of net assets.

(d)  See Note 10 regarding other considerations.

(e) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2009, the aggregate value of these securities was $20,614,233, representing 4.06% of net assets.

(f) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 31

Franklin Strategic Series

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2009

                                                      FRANKLIN
                                                    BIOTECHNOLOGY   FRANKLIN NATURAL
                                                   DISCOVERY FUND    RESOURCES FUND
                                                   --------------   ----------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..............   $ 263,515,955      $555,553,342
      Cost - Sweep Money Fund (Note 7) .........      19,628,804        28,954,356
                                                   -------------      ------------
      Total cost of investments ................   $ 283,144,759      $584,507,698
                                                   =============      ============
      Value - Unaffiliated issuers .............   $ 255,235,605      $480,051,734
      Value - Sweep Money Fund (Note 7) ........      19,628,804        28,954,356
                                                   -------------      ------------
      Total value of investments ...............     274,864,409       509,006,090
   Foreign currency, at value (cost $4,963) ....              --             3,394
   Receivables:
      Investment securities sold ...............              --         2,201,968
      Capital shares sold ......................         391,976         1,661,581
      Dividends and interest ...................         105,993           425,976
   Other assets ................................             528               760
                                                   -------------      ------------
         Total assets ..........................     275,362,906       513,299,769
                                                   -------------      ------------
Liabilities:
   Payables:
      Investment securities purchased ..........              --         4,475,294
      Capital shares redeemed ..................         659,495           541,650
      Affiliates ...............................         261,774           396,073
      Unaffiliated transfer agent fees .........          66,966            93,536
   Accrued expenses and other liabilities ......          51,052           318,831
                                                   -------------      ------------
         Total liabilities .....................       1,039,287         5,825,384
                                                   -------------      ------------
            Net assets, at value ...............   $ 274,323,619      $507,474,385
                                                   =============      ============
Net assets consist of:
   Paid-in capital .............................   $ 542,351,590      $653,168,883
   Undistributed net investment income (loss) ..        (789,307)       (2,911,204)
   Net unrealized appreciation (depreciation) ..      (8,277,552)      (75,505,288)
   Accumulated net realized gain (loss) ........    (258,961,112)      (67,278,006)
                                                   -------------      ------------
            Net assets, at value ...............   $ 274,323,619      $507,474,385
                                                   =============      ============

   The accompanying notes are an integral part of these financial statements.


                               32 | Annual Report

Franklin Strategic Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2009

                                                                   FRANKLIN
                                                                 BIOTECHNOLOGY   FRANKLIN NATURAL
                                                                DISCOVERY FUND    RESOURCES FUND
                                                                --------------   ----------------
CLASS A:
   Net assets, at value .....................................    $274,323,619      $393,713,073
                                                                 ============      ============
   Shares outstanding .......................................       5,515,726        17,458,472
                                                                 ============      ============
   Net asset value per share(a) .............................    $      49.73      $      22.55
                                                                 ============      ============
   Maximum offering price per share (net asset value
      per share / 94.25%) ...................................    $      52.76      $      23.93
                                                                 ============      ============
CLASS C:
   Net assets, at value .....................................              --      $ 61,359,501
                                                                 ============      ============
   Shares outstanding .......................................              --         2,770,052
                                                                 ============      ============
   Net asset value and maximum offering price per share(a) ..              --      $      22.15
                                                                 ============      ============
ADVISOR CLASS:
   Net assets, at value .....................................              --      $ 52,401,811
                                                                 ============      ============
   Shares outstanding .......................................              --         2,188,578
                                                                 ============      ============
   Net asset value and maximum offering price per share .....              --      $      23.94
                                                                 ============      ============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 33

Franklin Strategic Series

STATEMENTS OF OPERATIONS
for the year ended April 30, 2009

                                                                               FRANKLIN
                                                                             BIOTECHNOLOGY   FRANKLIN NATURAL
                                                                            DISCOVERY FUND    RESOURCES FUND
                                                                            --------------   ----------------
Investment income:
   Dividends:
      Unaffiliated issuers ..............................................    $  2,545,986     $   7,745,670
      Sweep Money Fund (Note 7) .........................................         315,042           295,121
   Interest .............................................................         105,665             2,693
   Income from securities loaned ........................................             473             6,370
                                                                             ------------     -------------
            Total investment income .....................................       2,967,166         8,049,854
                                                                             ------------     -------------
Expenses:
   Management fees (Note 3a) ............................................       1,583,109         3,033,087
   Administrative fees (Note 3b) ........................................         451,919                --
   Distribution fees: (Note 3c)
      Class A ...........................................................         793,506         1,399,081
      Class C ...........................................................              --           663,239
   Transfer agent fees (Note 3e) ........................................       1,078,953         1,546,670
   Custodian fees (Note 4) ..............................................           5,322            30,161
   Reports to shareholders ..............................................         106,045           168,904
   Registration and filing fees .........................................          32,275            77,488
   Professional fees ....................................................          27,619            37,468
   Trustees' fees and expenses ..........................................              --            15,044
   Other ................................................................          67,074           290,141
                                                                             ------------     -------------
            Total expenses ..............................................       4,145,822         7,261,283
            Expense reductions (Note 4) .................................            (616)             (807)
                                                                             ------------     -------------
               Net expenses .............................................       4,145,206         7,260,476
                                                                             ------------     -------------
                  Net investment income (loss) ..........................      (1,178,040)          789,378
                                                                             ------------     -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments:
         Unaffiliated issuers ...........................................      15,152,955       (63,592,694)
         Non-controlled affiliated issuers (Note 9) .....................               9                --
      Foreign currency transactions .....................................         (61,589)          (80,376)
                                                                             ------------     -------------
                  Net realized gain (loss) ..............................      15,091,375       (63,673,070)
                                                                             ------------     -------------
   Net change in unrealized appreciation (depreciation) on:
      Investments .......................................................     (43,156,516)     (381,786,813)
      Translation of other assets and liabilities denominated in
         foreign currencies .............................................           2,798            (4,837)
                                                                             ------------     -------------
                  Net change in unrealized appreciation (depreciation) ..     (43,153,718)     (381,791,650)
                                                                             ------------     -------------
Net realized and unrealized gain (loss) .................................     (28,062,343)     (445,464,720)
                                                                             ------------     -------------
Net increase (decrease) in net assets resulting from operations .........    $(29,240,383)    $(444,675,342)
                                                                             ============     =============

   The accompanying notes are an integral part of these financial statements.


                               34 | Annual Report

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        FRANKLIN                       FRANKLIN
                                                              BIOTECHNOLOGY DISCOVERY FUND      NATURAL RESOURCES FUND
                                                              ----------------------------   ----------------------------
                                                                  YEAR ENDED APRIL 30,           YEAR ENDED APRIL 30,
                                                              ----------------------------   ----------------------------
                                                                  2009            2008            2009           2008
                                                              ------------   -------------   -------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) ........................   $ (1,178,040)  $  (3,785,400)  $     789,378   $    697,403
      Net realized gain (loss) from investments and
         foreign currency transactions ....................     15,091,375      61,299,961     (63,673,070)    59,973,030
      Net change in unrealized appreciation (depreciation)
         on investments and translation of other assets and
         liabilities denominated in foreign currencies ....    (43,153,718)   (120,313,325)   (381,791,650)   125,867,182
                                                              ------------   -------------   -------------   ------------
            Net increase (decrease) in net assets resulting
               from operations ............................    (29,240,383)    (62,798,764)   (444,675,342)   186,537,615
                                                              ------------   -------------   -------------   ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ..........................................             --              --              --     (7,483,274)
         Class C ..........................................             --              --              --       (442,758)
         Advisor Class ....................................             --              --              --       (774,756)
      Net realized gains:
         Class A ..........................................             --              --     (23,435,904)   (39,049,422)
         Class C ..........................................             --              --      (3,211,358)    (3,708,208)
         Advisor Class ....................................             --              --      (2,857,267)    (3,364,045)
                                                              ------------   -------------   -------------   ------------
   Total distributions to shareholders ....................             --              --     (29,504,529)   (54,822,463)
                                                              ------------   -------------   -------------   ------------
   Capital share transactions: (Note 2)
         Class A ..........................................    (14,973,617)    (76,055,391)     24,773,813    166,229,180
         Class C ..........................................             --              --      26,255,441     42,076,375
         Advisor Class ....................................             --              --      15,817,345     13,022,154
                                                              ------------   -------------   -------------   ------------
   Total capital share transactions .......................    (14,973,617)    (76,055,391)     66,846,599    221,327,709
                                                              ------------   -------------   -------------   ------------
   Redemption fees ........................................            245           1,096           9,119         18,227
                                                              ------------   -------------   -------------   ------------
            Net increase (decrease) in net assets .........    (44,213,755)   (138,853,059)   (407,324,153)   353,061,088
Net assets:
   Beginning of year ......................................    318,537,374     457,390,433     914,798,538    561,737,450
                                                              ------------   -------------   -------------   ------------
   End of year ............................................   $274,323,619   $ 318,537,374   $ 507,474,385   $914,798,538
                                                              ============   =============   =============   ============
Undistributed net investment income (loss) included
   in net assets:
   End of year ............................................   $   (789,307)  $    (417,755)  $  (2,911,204)  $         --
                                                              ============   =============   =============   ============
Distributions in excess of net investment income
   included in net assets, end of year ....................   $         --   $          --   $          --   $ (4,465,240)
                                                              ============   =============   =============   ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 35

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of eight separate funds, two of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                                  CLASS A, CLASS C & ADVISOR CLASS
-------                                  --------------------------------
Franklin Biotechnology Discovery Fund    Franklin Natural Resources Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be


                               36 | Annual Report

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D.   SECURITIES LENDING

The Funds participate in a principal based security lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less


                               Annual Report | 37

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITIES LENDING (CONTINUED)

than 100% of the market value of loaned securities, as determined at the close of fund business each day, any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money market fund managed by the fund's custodian on the fund's behalf and/or repurchase agreements. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the principal may default on its obligations to the fund. At April 30, 2009, the Funds had no securities on loan.

E. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of April 30, 2009, and have determined that no provision for income tax is required in the Funds' financial statements.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


                               38 | Annual Report

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                        FRANKLIN BIOTECHNOLOGY          FRANKLIN NATURAL
                                            DISCOVERY FUND               RESOURCES FUND
                                      --------------------------   --------------------------
                                        SHARES         AMOUNT        SHARES         AMOUNT
                                      ----------   -------------   ----------   -------------
CLASS A SHARES:
Year ended April 30, 2009
   Shares sold ....................    1,476,331   $  83,768,453    8,382,323   $ 262,904,772
   Shares issued in reinvestment of
      distributions ...............           --              --    1,158,432      21,778,628
   Shares redeemed ................   (1,782,280)    (98,742,070)  (8,508,133)   (259,909,587)
                                      ----------   -------------   ----------   -------------
   Net increase (decrease) ........     (305,949)  $ (14,973,617)   1,032,622   $  24,773,813
                                      ==========   =============   ==========   =============
Year ended April 30, 2008
   Shares sold ....................      560,747   $  33,649,664    6,527,523   $ 277,675,020
   Shares issued in reinvestment of
      distributions ...............           --              --    1,025,717      42,536,277
   Shares redeemed ................   (1,827,474)   (109,705,055)  (3,705,099)   (153,982,117)
                                      ----------   -------------   ----------   -------------
   Net increase (decrease) ........   (1,266,727)  $ (76,055,391)   3,848,141   $ 166,229,180
                                      ==========   =============   ==========   =============


                               Annual Report | 39

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                           FRANKLIN NATURAL
                                            RESOURCES FUND
                                      -------------------------
                                        SHARES        AMOUNT
                                      ----------   ------------
CLASS C SHARES:
Year ended April 30, 2009
   Shares sold ....................    1,939,748   $ 58,744,336
   Shares issued in reinvestment of
      distributions ...............      163,334      3,024,942
   Shares redeemed ................   (1,216,090)   (35,513,837)
                                      ----------   ------------
   Net increase (decrease) ........      886,992   $ 26,255,441
                                      ==========   ============
Year ended April 30, 2008
   Shares sold ....................    1,293,711   $ 54,788,982
   Shares issued in reinvestment of
      distributions ...............       95,855      3,947,327
   Shares redeemed ................     (403,775)   (16,659,934)
                                      ----------   ------------
   Net increase (decrease) ........      985,791   $ 42,076,375
                                      ==========   ============
ADVISOR CLASS SHARES:
Year ended April 30, 2009
   Shares sold ....................      816,508   $ 23,561,850
   Shares issued in reinvestment of
      distributions ...............      141,651      2,824,521
   Shares redeemed ................     (372,382)   (10,569,026)
                                      ----------   ------------
   Net increase (decrease) ........      585,777   $ 15,817,345
                                      ==========   ============
Year ended April 30, 2008
   Shares sold ....................      471,275   $ 20,778,690
   Shares issued in reinvestment of
      distributions ...............       89,583      3,912,111
   Shares redeemed ................     (270,031)   (11,668,647)
                                      ----------   ------------
   Net increase (decrease) ........      290,827   $ 13,022,154
                                      ==========   ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                               40 | Annual Report

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Funds pay an investment management fee to Advisers based on the average daily net assets of each of the Funds as follows:

ANNUALIZED FEE RATE                        NET ASSETS
-------------------   ---------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $7.5 billion
       0.440%         Over $7.5 billion, up to and including $10 billion
       0.430%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         In excess of $15 billion

B ADMINISTRATIVE FEES

The Franklin Biotechnology Discovery Fund pays an administrative fee to FT Services based on the fund's average daily net assets as follows:

ANNUALIZED FEE RATE                        NET ASSETS
-------------------   ---------------------------------------------------
       0.150%         Up to and including $200 million
       0.135%         Over $200 million, up to and including $700 million
       0.100%         Over $700 million, up to and including $1.2 billion
       0.075%         In excess of $1.2 billion

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Natural Resources Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of each Funds' shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Franklin Natural Resources Fund's Class C compensation distribution plan, the fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the fund's shares up to the maximum annual plan rate.


                               Annual Report | 41

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                          FRANKLIN
                        BIOTECHNOLOGY   FRANKLIN NATURAL
                       DISCOVERY FUND    RESOURCES FUND
                       --------------   ----------------
Reimbursement Plans:
   Class A .........        0.35%             0.35%
Compensation Plans:
   Class C .........          --              1.00%

Effective February 1, 2009, the Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                          FRANKLIN
                                                        BIOTECHNOLOGY   FRANKLIN NATURAL
                                                       DISCOVERY FUND    RESOURCES FUND
                                                       --------------   ----------------
Sales charges retained net of commissions paid to
   unaffiliated broker/dealers .....................       $89,583          $517,771
Contingent deferred sales charges retained .........       $10,654          $ 82,407

E. TRANSFER AGENT FEES

For the year ended April 30, 2009, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                            FRANKLIN
                          BIOTECHNOLOGY   FRANKLIN NATURAL
                         DISCOVERY FUND    RESOURCES FUND
                         --------------   ----------------
Transfer agent fees ..      $705,834          $971,579

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended April 30, 2009, the custodian fees were reduced as noted in the Statements of Operations.


                               42 | Annual Report

Franklin Strategic Series

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2009, the capital loss carryforwards were as follows:

                                             FRANKLIN
                                           BIOTECHNOLOGY   FRANKLIN NATURAL
                                          DISCOVERY FUND    RESOURCES FUND
                                          --------------   ----------------
Capital loss carryforwards expiring in:
   2011 ...............................    $206,823,704               --
   2012 ...............................      49,603,386               --
   2017 ...............................              --        2,454,781
                                           ------------       ----------
                                           $256,427,090       $2,454,781
                                           ============       ==========

During the year ended April 30, 2009, the Franklin Biotechnology Discovery Fund utilized $15,069,761 of capital loss carryforwards.

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At April 30, 2009, the Franklin Biotechnology Discovery Fund deferred realized currency losses of $62,641 and the Franklin Natural Resources Fund deferred realized capital losses and realized currency losses of $48,401,953, and $130,978, respectively.

The tax character of distributions paid during the years ended April 30, 2009 and 2008, was as follows:

                                        FRANKLIN
                                 NATURAL RESOURCES FUND
                               -------------------------
                                   2009          2008
                               -----------   -----------
Distributions paid from:
   Ordinary income .........   $13,054,755   $19,676,445
   Long term capital gain ..    16,449,774    35,146,018
                               -----------   -----------
                               $29,504,529   $54,822,463
                               ===========   ===========

At April 30, 2009, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

                                         FRANKLIN
                                       BIOTECHNOLOGY   FRANKLIN NATURAL
                                      DISCOVERY FUND    RESOURCES FUND
                                      --------------   ----------------
Cost of investments ...............    $286,405,448     $ 604,894,423
                                       ============     =============
Unrealized appreciation ...........    $ 48,585,195     $  61,425,952
Unrealized depreciation ...........     (60,126,234)     (157,314,285)
                                       ------------     -------------
Net unrealized appreciation
   (depreciation) .................    $(11,541,039)    $ (95,888,333)
                                       ============     =============
Distributable earnings -
   undistributed ordinary income ..    $         --     $   1,185,228
                                       ============     =============


                               Annual Report | 43

Franklin Strategic Series

5. INCOME TAXES (CONTINUED)

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, corporate actions and non-deductible expenses.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares and corporate actions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2009, were as follows:

                  FRANKLIN
                BIOTECHNOLOGY   FRANKLIN NATURAL
               DISCOVERY FUND    RESOURCES FUND
               --------------   ----------------
Purchases ..    $151,618,772      $362,746,482
Sales ......    $133,677,714      $296,323,044

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. RESTRICTED SECURITIES

The Funds may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.


                               44 | Annual Report

Franklin Strategic Series

8. RESTRICTED SECURITIES (CONTINUED)

At April 30, 2009, the Funds held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust's Board of Trustees as reflecting fair value, as follows:

SHARES/                                                                           ACQUISITION
PRINCIPAL AMOUNT   ISSUER                                                             DATES          COST        VALUE
----------------   ------                                                      ----------------   ----------   ----------
FRANKLIN BIOTECHNOLOGY DISCOVERY FUND
1,500,000 CAD      ConjuChem Biotechnologies Inc.,
                      cvt., sub. note, 144A, 8.00%,
                      12/31/10 .............................................           12/12/07   $1,480,677   $  785,900
1,128,271          Fibrogen Inc., pfd., E ..................................            5/19/00    5,065,937    5,686,486
                                                                                                               ----------
                      TOTAL RESTRICTED SECURITIES (2.36% of Net Assets) ....                                   $6,472,386
                                                                                                               ==========
FRANKLIN NATURAL RESOURCES FUND
  199,375          Energy Coal Resources, 144A .............................   11/16/05-5/05/06   $  741,939   $  221,306
   29,847          Energy Coal Resources, 144A, pfd. .......................            3/17/09    2,376,164      177,888
                                                                                                               ----------
                      TOTAL RESTRICTED SECURITIES (0.08% of Net Assets) ....                                   $  399,194
                                                                                                               ==========

See Abbreviations on page 48.

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Biotechnology Discovery Fund for the year ended April 30, 2009, were as shown below.

                                             NUMBER                               NUMBER
                                            OF SHARES                            OF SHARES
                                             HELD AT                               HELD                                   REALIZED
                                            BEGINNING     GROSS       GROSS        AT END      VALUE AT    INVESTMENT     CAPITAL
NAME OF ISSUER                               OF YEAR    ADDITIONS   REDUCTIONS    OF YEAR    END OF YEAR     INCOME     GAIN (LOSS)
--------------                              ---------   ---------   ----------   ---------   -----------   ----------   -----------
FRANKLIN BIOTECHNOLOGY DISCOVERY FUND
NON-CONTROLLED AFFILIATES
Access Pharmaceuticals Inc.
   (MacroChem Corp.) ....................   2,250,000       --             --     121,988(a)    $--(b)        $--          $--
MacroChem Corp., wts., PIPES, 144A,
   2/01/49 ..............................     675,000       --        675,000          --        --            --            9
                                                                                                ---           ---          ---
TOTAL AFFILIATED SECURITIES (0.00% of Net
   Assets) ..............................                                                       $--           $--          $ 9
                                                                                                ===           ===          ===

(a) Reflects the merger of MacroChem Corp. into Access Pharmaceuticals Inc. as of March 2, 2009.

(b)  As of April 30, 2009, no longer an affiliate.

10. OTHER CONSIDERATIONS

From time to time officers, directors or employees of the Franklin Natural Resources Fund's Investment Manager may be provided material, non-public information relating to a company which, pursuant to the fund's policies and requirements of applicable securities laws, could


                               Annual Report | 45

Franklin Strategic Series

10. OTHER CONSIDERATIONS (CONTINUED)

prevent the fund from trading in the securities of such company for limited or extended periods of time.

11. CREDIT FACILITY

Effective January 23, 2009, the Funds, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Funds incurred commitment fees of $453 of their pro rata portion of the Global Credit Facility, which is reflected in Other expenses on the Statements of Operations. During the year ended April 30, 2009, the Funds did not utilize the Global Credit Facility.

12. FAIR VALUE MEASUREMENTS

The Funds adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on May 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Funds have determined that the implementation of SFAS 157 did not have a material impact on the Funds' financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.


                               46 | Annual Report

Franklin Strategic Series

12. FAIR VALUE MEASUREMENTS (CONTINUED)

The following is a summary of the inputs used as of April 30, 2009, in valuing the Funds' assets and liabilities carried at fair value:

                                           LEVEL 1       LEVEL 2      LEVEL 3       TOTAL
                                        ------------   ----------   ----------   ------------
FRANKLIN BIOTECHNOLOGY DISCOVERY FUND
   ASSETS:
      Investments in Securities         $267,291,280   $       --   $7,573,129   $274,864,409
FRANKLIN NATURAL RESOURCES FUND
   ASSETS:
      Investments in Securities         $503,992,496   $4,614,400   $  399,194   $509,006,090

At April 30, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the Funds' fair value, were as follows:

                                                                FRANKLIN
                                                              BIOTECHNOLOGY   FRANKLIN NATURAL
                                                             DISCOVERY FUND    RESOURCES FUND
                                                             --------------   ----------------
                                                               INVESTMENTS       INVESTMENTS
                                                              IN SECURITIES     IN SECURITIES
                                                             --------------   ----------------
Beginning Balance - May 1, 2008 ..........................     $6,679,166       $ 3,339,531
   Net realized gain (loss) ..............................          2,796                --
   Net change in unrealized appreciation (depreciation) ..       (961,034)       (2,940,337)
   Net purchases (sales) .................................         (2,796)               --
   Transfers in and/or out of Level 3 ....................      1,854,997                --
                                                               ----------       -----------
Ending Balance ...........................................     $7,573,129       $   399,194
                                                               ----------       -----------
Net change in unrealized appreciation (depreciation)
   attributable to assets still held at end of year ......     $ (938,667)      $(2,940,337)
                                                               ==========       ===========

13. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, the FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Trust believes applying the various provisions of SFAS 161 will not have a material impact on its financial statements.

In April 2009, FASB issued FASB Staff Position FSP FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP FAS 157-4), which provides additional guidance when the volume and level of activity for the asset or liability measured at fair value


                               Annual Report | 47

Franklin Strategic Series

13. NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

have significantly decreased. Additionally, FSP FAS 157-4 amends SFAS 157, expanding disclosure requirements by reporting entities surrounding the major categories of assets and liabilities carried at fair value. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. The Trust is currently evaluating the impact, if any, of applying FSP FAS 157-4.

In May 2009, FASB issued Statement No. 165, "Subsequent Events", which is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before the statements are issued or are available to be issued. FASB 165 is effective for interim or annual financial periods ending after June 15, 2009, the adoption of FASB 165 will not have a material impact on the financial statements.

ABBREVIATIONS

CURRENCY                SELECTED PORTFOLIO
--------                ------------------
CAD - Canadian Dollar   ADR - American Depository Receipt


                               48 | Annual Report

Franklin Strategic Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN STRATEGIC SERIES

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Biotechnology Discovery Fund and Franklin Natural Resources Fund (separate portfolios of Franklin Strategic Series, hereafter referred to as the "Funds") at April 30, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 19, 2009


                               Annual Report | 49

Franklin Strategic Series

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Franklin Natural Resources Fund designates the maximum amount allowable but no less than $16,449,774 as a long term capital gain dividend for the fiscal year ended April 30, 2009.

Under Section 871(k)(2)(C) of the Code, the Franklin Natural Resources Fund designates the maximum amount allowable but no less than $13,053,706 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended April 30, 2009.

Under Section 854(b)(2) of the Code, the Franklin Natural Resources Fund designates 34.94% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2009.

Under Section 854(b)(2) of the Code, the Funds designate the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2009:

   FRANKLIN         FRANKLIN
BIOTECHNOLOGY       NATURAL
DISCOVERY FUND   RESOURCES FUND
--------------   --------------
  $3,416,021       $7,346,044

Distributions, including qualified dividend income, paid during calendar year 2009 will be reported to shareholders on Form 1099-DIV in January 2010. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Franklin Natural Resources Fund designates the maximum amount allowable but no less than $42,393 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended April 30, 2009.


                               50 | Annual Report

Franklin Strategic Series

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves a three-year term until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                       NUMBER OF
                                                                     PORTFOLIOS IN
                                                                     FUND COMPLEX
NAME, YEAR OF BIRTH                                  LENGTH OF         OVERSEEN
AND ADDRESS                         POSITION        TIME SERVED    BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
-------------------              --------------  ----------------  ----------------  ------------------------------------
HARRIS J. ASHTON (1932)          Trustee         Since 1991        135               Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and
President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until
1998).

ROBERT F. CARLSON (1928)         Trustee         Since 2007        112               None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and President, Board of Administration, California Public Employees
Retirement Systems (CALPERS) (1971-2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate
Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)                  Trustee         Since 2007        112               Chevron Corporation (global energy
One Franklin Parkway                                                                 company) and ICO Global
San Mateo, CA 94403-1906                                                             Communications (Holdings) Limited
                                                                                     (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups
(telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)          Trustee         Since 1998        135               Hess Corporation (exploration and
One Franklin Parkway                                                                 refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906                                                             Company (processed foods and allied
                                                                                     products), RTI International Metals,
                                                                                     Inc. (manufacture and distribution
                                                                                     of titanium), Canadian National
                                                                                     Railway (railroad) and White
                                                                                     Mountains Insurance Group, Ltd.
                                                                                     (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and
Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor
to the Secretary and Assistant Secretary for Public Affairs and Public Liaison - United States Treasury Department
(1988-1989).


                               Annual Report | 51

                                                                       NUMBER OF
                                                                     PORTFOLIOS IN
                                                                     FUND COMPLEX
NAME, YEAR OF BIRTH                                  LENGTH OF         OVERSEEN
AND ADDRESS                         POSITION        TIME SERVED    BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
-------------------              --------------  ----------------  ----------------  ------------------------------------
FRANK W.T. LAHAYE (1929)         Trustee         Since 1991        112               Center for Creative Land Recycling
One Franklin Parkway                                                                 (brownfield redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)            Trustee         Since 2007        135               Hess Corporation (exploration and
One Franklin Parkway                                                                 refining of oil and gas) and
San Mateo, CA 94403-1906                                                             Sentient Jet (private jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive
Officer (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation
(airlines).

LARRY D. THOMPSON (1945)         Trustee         Since 2007        143               None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and
FORMERLY, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider)
(1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of
Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)            Lead            Trustee since     112               None
One Franklin Parkway             Independent     2006 and Lead
San Mateo, CA 94403-1906         Trustee         Independent
                                                 Trustee since
                                                 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000);
Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996);
Senior Vice President - Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and
Partner, Bain & Company (consulting firm) (1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                       NUMBER OF
                                                                     PORTFOLIOS IN
                                                                     FUND COMPLEX
NAME, YEAR OF BIRTH                                  LENGTH OF         OVERSEEN
AND ADDRESS                         POSITION        TIME SERVED    BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
-------------------              --------------  ----------------  ----------------  ------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee and     Trustee since     135               None
One Franklin Parkway             Chairman of     1991 and
San Mateo, CA 94403-1906         the Board       Chairman of the
                                                 Board since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton
Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.


                               52 | Annual Report

                                                                       NUMBER OF
                                                                     PORTFOLIOS IN
                                                                     FUND COMPLEX
NAME, YEAR OF BIRTH                                  LENGTH OF         OVERSEEN
AND ADDRESS                         POSITION        TIME SERVED    BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
-------------------              --------------  ----------------  ----------------  ------------------------------------
**RUPERT H. JOHNSON, JR. (1940)  Trustee,        Trustee since     52                None
One Franklin Parkway             President and   1991 and
San Mateo, CA 94403-1906         Chief           President and
                                 Executive       Chief Executive
                                 Officer -       Officer -
                                 Investment      Investment
                                 Management      Management
                                                 since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.
and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)            Chief           Chief Compliance  Not Applicable    Not Applicable
One Franklin Parkway             Compliance      Officer since
San Mateo, CA 94403-1906         Officer and     2004 and Vice
                                 Vice President  President - AML
                                 - AML           Compliance since
                                 Compliance      2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance,
Franklin Resources, Inc. (1994-2001).

LAURA F. FERGERSON (1962)        Chief           Since March 2009  Not Applicable    Not Applicable
One Franklin Parkway             Executive
San Mateo, CA 94403-1906         Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004);
Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice
President, Franklin Templeton Services, LLC (1997-2003).

GASTON GARDEY (1967)             Treasurer,      Since March 2009  Not Applicable    Not Applicable
One Franklin Parkway             Chief Financial
San Mateo, CA 94403-1906         Officer and
                                 Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Fund Accounting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin
Templeton Investments.

EDWARD L. GEARY (1962)           Vice President  Since March 2009  Not Applicable    Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; director of some of the other subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 53

                                                                       NUMBER OF
                                                                     PORTFOLIOS IN
                                                                     FUND COMPLEX
NAME, YEAR OF BIRTH                                  LENGTH OF         OVERSEEN
AND ADDRESS                         POSITION        TIME SERVED    BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
-------------------              --------------  ----------------  ----------------  ------------------------------------
ALIYA S. GORDON (1973)           Vice President  Since March 2009  Not Applicable    Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

DAVID P. GOSS (1947)             Vice President  Since 2000        Not Applicable    Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.

EDWARD B. JAMIESON (1948)        Vice President  Since 2000        Not Applicable    Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton
Institutional, LLC; officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources,
Inc. and of four of the investment companies in Franklin Templeton Investments.

CHRISTOPHER J. MOLUMPHY (1962)   Vice President  Since 2000        Not Applicable    Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Executive Vice President, Franklin Advisers, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)         Vice President  Since 2006        Not Applicable    Not Applicable
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in
Franklin Templeton Investments.


                               54 | Annual Report

                                                                       NUMBER OF
                                                                     PORTFOLIOS IN
                                                                     FUND COMPLEX
NAME, YEAR OF BIRTH                                  LENGTH OF         OVERSEEN
AND ADDRESS                         POSITION        TIME SERVED    BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
-------------------              --------------  ----------------  ----------------  ------------------------------------
CRAIG S. TYLE (1960)             Vice President  Since 2005        Not Applicable    Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of
Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner,
Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 55

Franklin Strategic Series

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held April 14, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies


                               56 | Annual Report

Franklin Strategic Series

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by many of the funds as part of their cash management. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business. The


                               Annual Report | 57

Franklin Strategic Series

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed the investment performance of its Class A shares for those having multiple share classes in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended January 31, 2009, and previous periods ended that date of up to 10 years depending on when a particular Fund commenced operations. The following summarizes the performance results for each of these Funds and the Board's view of such performance.

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional health/biotechnology funds as selected by Lipper. Consistent with the market sell-off that occurred during the past year, the Fund and most of the funds in the Lipper performance universe experienced losses during such period. The Lipper report showed the Fund's total return for the one-year period to be in the second-highest quintile of its performance universe and to be in either the highest or second-highest quintile of such universe during each of the previous three-, five- and 10-year periods on an annualized basis. The Board noted such favorable comparative performance.

FRANKLIN NATURAL RESOURCES FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional global natural resources funds as selected by Lipper. Consistent with the market sell-off that occurred during the past year, the Fund and all the other funds in the Lipper performance universe experienced losses during such period. The Lipper report comparison for the Fund showed its total return for the one-year period to be in the middle quintile of its performance universe and on an annualized basis to be in the middle quintile of the performance universe for the previous three- and five-year periods, and the second-lowest quintile of such universe for the previous 10-year period. The Board did not believe such comparative performance warranted any change in portfolio management, noting that the Lipper report showed the Fund's annualized return for the 10-year period exceeded 10 percent.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund's most recent annual report and, as a result of the severe


                               58 | Annual Report

Franklin Strategic Series

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund's contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for those Funds with multiple share classes. The results of such expense comparisons showed the contractual investment management fee rates and actual total expense rates for each of Franklin Biotechnology Discovery Fund and Franklin Natural Resources Fund were in the least expensive quintile of their respective Lipper expense groups. The Board was satisfied with the contractual management fees and total expenses of each of these Funds in comparison to their expense groups as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2008, being the most recent fiscal year end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the


                               Annual Report | 59

Franklin Strategic Series

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board noted that economies of scale were shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreements for all of the Funds contains breakpoints that continued to asset levels that exceeded their asset size at December 31, 2008. In view of such fee structure and the favorable expense comparisons of the Funds within their respective expense groups, the Board believed that to the extent economies of scale may be realized by the manager of these Funds and its affiliates, that there was a sharing of benefits with each Fund and its shareholders.


                               60 | Annual Report

Franklin Strategic Series

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               Annual Report | 61

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

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

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

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)

NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS (R) LOGO)   One Franklin Parkway
                                            San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY

Log onto franklintempleton.com and click "My Profile"

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN STRATEGIC SERIES

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FSS2 A2009 06/09




APRIL 30, 2009

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Franklin Strategic Series

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com
and click "My Profile"

                                   (GRAPHIC)

                                                                    FIXED INCOME

                                    FRANKLIN
                              STRATEGIC INCOME FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the annual report

                                    Contents

SHAREHOLDER LETTER ........................................    1
ANNUAL REPORT
Franklin Strategic Income Fund ............................    3
Performance Summary .......................................    9
Your Fund's Expenses ......................................   15
Financial Highlights and Statement of Investments .........   17
Financial Statements ......................................   40
Notes to Financial Statements .............................   44
Report of Independent Registered Public Accounting Firm ...   59
Tax Designation ...........................................   60
Board Members and Officers ................................   61
Shareholder Information ...................................   66

Shareholder Letter

Dear Shareholder:

The 12-month period ended April 30, 2009, was an extraordinary and stressful time for investors and those of us who have worked in financial markets for many years. During this turbulent period, the U.S. recession deepened, the unemployment rate surged and consumer spending fell. Most stocks suffered major losses as investors worried about an uncertain future. With a new president, Barack Obama, the country and the financial markets were eager to see how effectively the government could address these problems. Although this environment is bound to provoke great concern, we think it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through other periods of high market volatility, such as the U.S. stock market's severe decline of 1987 and the bursting of the technology bubble in 2000. We remain committed to our long-term perspective and disciplined investment philosophy. Therefore, we view recent declines as potential opportunities to find bargains that we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us ample reason to be optimistic about future market stabilization and recovery.

Franklin Strategic Income Fund's annual report goes into greater detail about prevailing conditions during the period under review. In addition, you will find performance data, financial information and a discussion about investment management decisions. Please remember that all securities markets fluctuate, as do mutual fund share prices.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market conditions.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.
President and Chief Executive Officer -
Investment Management
Franklin Strategic Series

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        2 | Not part of the annual report

Annual Report

Franklin Strategic Income Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Strategic Income Fund seeks a high level of current income, with capital appreciation over the long term as a secondary objective. The Fund uses an active asset allocation process and under normal market conditions invests at least 65% of its assets in U.S. and foreign debt securities, including those in emerging markets, which include all varieties of fixed and floating rate income securities, including bonds, mortgage securities and other asset-backed securities, and convertible securities.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin Strategic Income Fund covers the fiscal year ended April 30, 2009.

PERFORMANCE OVERVIEW

Franklin Strategic Income Fund - Class A had a -6.32% cumulative total return for the 12 months under review. The Fund underperformed its benchmark, the Barclays Capital (BC) U.S. Aggregate Index, which had a +3.84% total return for the same period.(1) During the same period, the Fund performed better than its peers as measured by the Lipper Multi-Sector Income Funds Classification Average's -10.07% total return.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC U.S. Aggregate Index is a market-capitalization weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC-registered, taxable, dollar denominated, nonconvertible, must have at least one year to final maturity, and must be rated investment grade (Baa3/BBB-/BBB- or above) using the middle rating of Moody's, Standard & Poor's and Fitch, respectively. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2.) Source: Lipper Inc. The Lipper Multi-Sector Income Funds Classification
     Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the 12-month period ended 4/30/09, there were 147 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund's manager. Fund performance relative to the average may have differed if these or other factors had been considered. The Lipper average includes reinvestment of any income or distributions. One cannot invest directly in a Lipper average, nor is the average representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 22.


                                Annual Report | 3

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended April 30, 2009, economic conditions deteriorated. In February 2009, the Conference Board's Consumer Confidence Index fell to an all-time low since it began in 1967 as the U.S. economy faltered and as stock markets declined. Despite far-reaching government interventions, the nation's economic troubles worsened as manufacturing activity weakened at its fastest pace in nearly 30 years and as home prices fell at an accelerated rate. Jobless claims mounted and the unemployment rate rose to 8.9% by period-end.(3) Economic growth, as measured by gross domestic product (GDP), rose in 2008's second and third quarters at annualized rates of 2.1% and 0.7% before falling in 2008's fourth quarter and 2009's first quarter at annualized rates of 6.3% and an estimated 5.7%. The decline in GDP reflected a broad-based slowdown in consumer spending, corporate profits and export growth.

Oil prices retreated from $113 per barrel in April 2008 to $51 per barrel at period-end. Many other commodities and many industrial metals followed similar trends. Partially as a result of the price corrections, April's inflation rate was an annualized -0.7%.(3) Core inflation, which excludes food and energy costs, rose at a 1.9% annualized rate, which was within the Federal Reserve Board's (Fed's) informal target range of 1.5%-2.0%.(3) The core personal consumption expenditures price index reported a 12-month increase of 1.9%.(4)

A slowing economy and decelerating inflation prompted policymakers to lower interest rates and enact stimulus plans. During the 12 months under review, the Fed lowered the federal funds target rate to a range of 0% to 0.25% from 2.00% at the start of the reporting period. Congress passed a $787 billion fiscal stimulus package (American Recovery and Reinvestment Act) that included tax breaks, money for ailing state governments, aid to the poor and unemployed, and spending on infrastructure, renewable energy, health care and education. The Fed and U.S. Treasury Department also introduced new programs designed to shore up beleaguered banks' capital, enable freer lending to businesses and consumers and help struggling home buyers avoid foreclosure.

Treasury prices declined early in the period, then rose through 2008 before declining again in early 2009. During the fiscal year, investors drove the yield on the three-month Treasury bill to a multi-decade low. Fixed income spreads were generally wide relative to Treasury yields over the period due to heightened market turbulence and risk aversion. The spread between two-year and 10-year Treasury yields rose to 225 basis points (100 basis points equal one percentage point) at the end of April from 148 basis points at the beginning of the reporting

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Bureau of Economic Analysis.


                                4 | Annual Report
period. The two-year Treasury bill yield fell from 2.29% to 0.91% over the 12-month period. Over the same period, the 10-year Treasury note yield fell from 3.77% to 3.16%.

Other regions also experienced challenging economic environments. In the eurozone, fourth quarter 2008 and first quarter 2009 GDP contracted 1.4% and 4.6% compared with the same quarters a year earlier, and labor markets weakened.(5) Eurozone governments proposed various fiscal stimulus packages; however, authorities remained hesitant to implement aggressive fiscal spending given the European Monetary Union's institutional constraints, concerns about the euro's integrity and possible effects on medium-term inflation. During the 12 months under review, the European Central Bank reduced its key interest rate from 4.00% at the beginning of the period to 1.25% at period-end in an effort to boost economic growth, while the Bank of England reduced its interest rate from 5.00% to 0.50%.

In Asia, signs began to emerge that the economic slowdown could be bottoming and headed toward a recovery. Fiscal stimuli in larger developing countries, especially China, seemed to help other Asian economies. Recent increases in Chinese purchasing manager indexes, South Korean industrial production figures and Asian exports were consistent with an early-stage recovery pattern. In addition, many Asian countries' current accounts improved in the period's latter half, especially oil importers such as South Korea, India and Thailand.

INVESTMENT STRATEGY

The Fund uses an active asset allocation strategy, investing across the fixed income market in sectors including high yield and investment grade corporate bonds, international developed and emerging market bonds, U.S. government and agency securities, mortgage and other asset-backed securities, corporate bank loans, convertible securities and preferred stocks. In addition to our bottom-up fundamental analysis of market sectors, industries and issuers, we evaluate country risk, business cycles, yield curves, and values between and within markets as part of our portfolio construction process.

MANAGER'S DISCUSSION

For the fiscal year under review, financial markets exhibited significant volatility. Nearly all asset classes were pressured as risk aversion increased in late 2008, followed by some rebound in several sectors during early 2009. The global

(5.) Source: Eurostat.


                               Annual Report | 5

DIVIDEND DISTRIBUTIONS*
5/1/08-4/30/09

                                       DIVIDEND PER SHARE
             ---------------------------------------------------------------------
MONTH          CLASS A       CLASS B       CLASS C       CLASS R     ADVISOR CLASS
-----        -----------   -----------   -----------   -----------   -------------
May           5.00 cents    4.66 cents    4.68 cents    4.79 cents     5.21 cents
June          5.00 cents    4.66 cents    4.66 cents    4.79 cents     5.21 cents
July          5.00 cents    4.66 cents    4.66 cents    4.79 cents     5.21 cents
August        5.00 cents    4.66 cents    4.66 cents    4.79 cents     5.21 cents
September     5.00 cents    4.67 cents    4.69 cents    4.81 cents     5.20 cents
October       5.00 cents    4.67 cents    4.69 cents    4.81 cents     5.20 cents
November      5.00 cents    4.67 cents    4.69 cents    4.81 cents     5.20 cents
December**   25.00 cents   24.72 cents   24.73 cents   24.83 cents    25.16 cents
January       5.00 cents    4.72 cents    4.73 cents    4.83 cents     5.16 cents
February      3.80 cents    3.52 cents    3.53 cents    3.63 cents     3.96 cents
March         3.80 cents    3.52 cents    3.52 cents    3.63 cents     3.98 cents
April         3.80 cents    3.52 cents    3.52 cents    3.63 cents     3.98 cents
             -----------   -----------   -----------   -----------    -----------
TOTAL        76.40 CENTS   72.65 CENTS   72.76 CENTS   74.14 CENTS    78.68 CENTS

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Includes an additional 20 cent per share distribution to meet excise tax requirements.

economic recession and a credit market breakdown negatively affected most fixed income spread sectors, with U.S. Treasury and other government securities providing some of the few safe havens. However, although the economic backdrop remained uncertain going into 2009, historically cheap valuations drew many investors from government bonds into several depressed spread sectors, reversing a portion of earlier declines. In this environment, the Fund underperformed the BC U.S. Aggregate Index and performed better than the Lipper Multi-Sector Income Funds Classification Average. The Fund's lower exposure to more U.S. interest-rate sensitive fixed income sectors (i.e., U.S. Treasury securities, agency bonds and mortgage-backed securities) constrained performance compared with the index given the stronger performance of such securities during a period of financial market volatility. The Fund's exposure to certain non-U.S. dollar government bonds and diversified exposure to investment-grade and noninvestment-grade sectors helped performance relative to the Fund's peers.

Although most fixed income sectors' performance varied significantly between 2008 and early 2009, high-quality U.S. government securities were some of the best performing assets during the Fund's fiscal year. Consequently, U.S. Treasuries, agency debentures and agency mortgage-backed securities delivered positive returns. In addition, Treasury Inflation Protected Securities (TIPS) provided particularly strong performance thus far in 2009. Although the Fund's exposure to these sectors varied throughout the fiscal year, in general we added to the Fund's TIPS position and maintained a heavier weighting in agency


                                6 | Annual Report

PORTFOLIO BREAKDOWN
Based on Total Net Assets

                                                  4/30/09   4/30/08
                                                  -------   -------
High Yield Corporate Bonds & Preferred Stocks      22.1%    22.8%
Investment Grade Corporate Bonds                   18.2%     9.4%
Mortgages & Other Asset-Backed Bonds               17.8%    16.7%
Floating Rate Bank Loans                            9.6%    16.1%
U.S. Government & Agency Bonds*                     8.9%     4.9%
Other International Bonds (non-$US)                 8.3%    11.8%
Emerging Market Bonds ($US)                         6.0%     1.5%
Municipal Bonds                                     2.8%     1.9%
International Developed Country Bonds (non-$US)     2.2%     9.6%
Convertible Securities                              0.4%     2.7%
Common Stocks & Warrants                             --      0.0%**
Short-Term Investments & Other Net Assets           3.7%     2.6%

* Includes 2.9% Treasury Inflation Protected Securities as of 4/30/09 and 0.6% as of 4/30/08. Also includes agency preferred stock.

**   Rounds to less than 0.1% of net assets.

mortgage-backed securities relative to U.S. Treasuries. Our exposure to asset-backed and commercial asset-backed securities, while generally in AAA-rated tranches, hurt Fund performance during the period given increasing concerns about rising delinquencies for these securitized issuers. However, both sectors rebounded significantly from their lows in early 2009 through period-end. Given these securities' seniority in the corporate structure, we maintained our holdings following their partial price rebound. The Fund also added municipal, tax-free bonds in states such as California given their unusually cheap yield valuations relative to taxable government bonds.

The corporate credit sector experienced a dramatic reversal in performance between 2008 and early 2009. After reaching the cheapest valuations in terms of yield spreads over government bonds in decades, credit sectors such as investment-grade bonds, high yield securities and leveraged bank loans rallied during the first four months of 2009. Although the fundamental outlook for the rest of 2009 remained challenging given the weak economic and corporate earnings outlooks combined with less than ideal credit availability and cost, valuations in early 2009 appeared to price in expectations of higher defaults and ratings downgrades. We found what we considered value particularly in investment-grade corporate bonds, where we believed yield spreads provided attractive risk-adjusted return potential given these issuers' generally better quality. At the same time, we maintained exposure to the noninvestment-grade sector including corporate bonds and bank loans. Overall, the corporate sector detracted from Fund performance during the fiscal year given widening yield spreads, but the Fund maintained significant exposure to the sector at period-end given what we believed were still attractive valuations. The Fund held only


                                Annual Report | 7
a very small weighting in convertible securities given our assessment of more promising investment opportunities in straight corporate debt markets.

During 2008, many investors' flight to quality contributed to the U.S. dollar's appreciation versus many other currencies, as did negative fundamental outlooks for certain other countries whose economies began to follow the U.S. downturn. The Fund's non-U.S. dollar bond and currency positions had mixed performances during the fiscal year. Our long exposure to the Japanese yen (sold by period-end) contributed to performance, as did our short position in the euro, which helped to hedge certain of the Fund's other European currency holdings. The Fund's exposure to currencies such as the Polish zloty, Brazilian real and Mexican peso, however, negatively impacted results. We added to the Fund's hard currency U.S. dollar-denominated emerging market sovereign debt positions, in countries such as Russia and Indonesia, as valuations declined materially during 2008's fourth quarter.

Thank you for your continued participation in Franklin Strategic Income Fund. We look forward to serving your future investment needs.

(PHOTO OF CHRISTOPHER J. MOLUMPHY)


/s/ Christopher J. Molumphy

Christopher J. Molumphy, CFA


(PHOTO OF ERIC G. TAKAHA)


/s/ Eric G. Takaha

Eric G. Takaha, CFA

Portfolio Management Team
Franklin Strategic Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                8 | Annual Report

Performance Summary as of 4/30/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRSTX)                    CHANGE   4/30/09   4/30/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$1.45    $8.83     $10.28
DISTRIBUTIONS (5/1/08-4/30/09)
Dividend Income                  $0.7640

CLASS B (SYMBOL: FKSBX)                    CHANGE   4/30/09   4/30/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$1.45    $8.87     $10.32
DISTRIBUTIONS (5/1/08-4/30/09)
Dividend Income                  $0.7265

CLASS C (SYMBOL: FSGCX)                    CHANGE   4/30/09   4/30/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$1.44    $8.83     $10.27
DISTRIBUTIONS (5/1/08-4/30/09)
Dividend Income                  $0.7276

CLASS R (SYMBOL: FKSRX)                    CHANGE   4/30/09   4/30/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$1.44    $8.81     $10.25
DISTRIBUTIONS (5/1/08-4/30/09)
Dividend Income                  $0.7414

ADVISOR CLASS (SYMBOL: FKSAX)              CHANGE   4/30/09   4/30/08
-----------------------------              ------   -------   -------
Net Asset Value (NAV)                      -$1.44    $8.84     $10.28
DISTRIBUTIONS (5/1/08-4/30/09)
Dividend Income                  $0.7868


                                Annual Report | 9

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                            1-YEAR   5-YEAR   10-YEAR
-------                                            ------   ------   -------
Cumulative Total Return(2)                          -6.32%  +22.36%  +67.69%
Average Annual Total Return(3)                     -10.33%   +3.21%   +4.85%
Avg. Ann. Total Return (3/31/09)(4)                -12.93%   +1.73%   +4.62%
   Distribution Rate(5)                    4.95%
   30-Day Standardized Yield(6)            6.79%
   Total Annual Operating Expenses(7)      0.91%

CLASS B                                            1-YEAR   5-YEAR   10-YEAR
-------                                            ------   ------   -------
Cumulative Total Return(2)                          -6.68%  +19.94%  +62.52%
Average Annual Total Return(3)                     -10.12%   +3.40%   +4.98%
Avg. Ann. Total Return (3/31/09)(4)                -12.74%   +1.92%   +4.75%
   Distribution Rate(5)                    4.76%
   30-Day Standardized Yield(6)            6.72%
   Total Annual Operating Expenses(7)      1.31%

CLASS C                                            1-YEAR   5-YEAR   10-YEAR
-------                                            ------   ------   -------
Cumulative Total Return(2)                          -6.60%  +19.97%  +61.18%
Average Annual Total Return(3)                      -7.46%   +3.71%   +4.89%
Avg. Ann. Total Return (3/31/09)(4)                -10.18%   +2.21%   +4.66%
   Distribution Rate(5)                    4.78%
   30-Day Standardized Yield(6)            6.69%
   Total Annual Operating Expenses(7)      1.31%

CLASS R                                            1-YEAR   5-YEAR   INCEPTION (1/1/02)
-------                                            ------   ------   ------------------
Cumulative Total Return(2)                          -6.47%  +20.92%        +53.17%
Average Annual Total Return(3)                      -6.47%   +3.87%         +6.00%
Avg. Ann. Total Return (3/31/09)(4)                 -9.22%   +2.37%         +5.36%
   Distribution Rate(5)                    4.94%
   30-Day Standardized Yield(6)            6.83%
   Total Annual Operating Expenses(7)      1.16%

ADVISOR CLASS(8)                                   1-YEAR   5-YEAR   10-YEAR
----------------                                   ------   ------   -------
Cumulative Total Return(2)                          -5.98%  +24.00%  +71.91%
Average Annual Total Return(3)                      -5.98%   +4.40%   +5.57%
Avg. Ann. Total Return (3/31/09)(4)                 -8.74%   +2.89%   +5.34%
   Distribution Rate(5)                    5.40%
   30-Day Standardized Yield(6)            7.33%
   Total Annual Operating Expenses(7)      0.66%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               10 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (5/1/99-4/30/09)

                              (PERFORMANCE GRAPH)

                  FRANKLIN STRATEGIC    BARCLAYS CAPITAL U.S.   LIPPER MULTI-SECTOR INCOME
     DATE       INCOME FUND - CLASS A      AGGREGATE INDEX        CLASSIFICATION AVERAGE
-------------   ---------------------   ---------------------   --------------------------
5/1/1999               $ 9,576                 $10,000                    $10,000
5/31/1999              $ 9,352                 $ 9,912                    $ 9,800
6/30/1999              $ 9,368                 $ 9,881                    $ 9,813
7/31/1999              $ 9,303                 $ 9,839                    $ 9,785
8/31/1999              $ 9,220                 $ 9,834                    $ 9,717
9/30/1999              $ 9,227                 $ 9,948                    $ 9,762
10/31/1999             $ 9,271                 $ 9,985                    $ 9,790
11/30/1999             $ 9,353                 $ 9,984                    $ 9,886
12/31/1999             $ 9,481                 $ 9,936                    $ 9,991
1/31/2000              $ 9,326                 $ 9,903                    $ 9,909
2/29/2000              $ 9,443                 $10,023                    $10,068
3/31/2000              $ 9,466                 $10,155                    $10,077
4/30/2000              $ 9,403                 $10,126                    $ 9,962
5/31/2000              $ 9,282                 $10,121                    $ 9,838
6/30/2000              $ 9,556                 $10,332                    $10,090
7/31/2000              $ 9,618                 $10,426                    $10,127
8/31/2000              $ 9,769                 $10,577                    $10,212
9/30/2000              $ 9,706                 $10,643                    $10,107
10/31/2000             $ 9,513                 $10,714                    $ 9,908
11/30/2000             $ 9,319                 $10,889                    $ 9,759
12/31/2000             $ 9,728                 $11,091                    $10,039
1/31/2001              $10,120                 $11,272                    $10,407
2/28/2001              $10,085                 $11,371                    $10,419
3/31/2001              $ 9,926                 $11,428                    $10,224
4/30/2001              $ 9,932                 $11,380                    $10,147
5/31/2001              $ 9,991                 $11,449                    $10,221
6/30/2001              $ 9,913                 $11,492                    $10,135
7/31/2001              $10,035                 $11,749                    $10,217
8/31/2001              $10,159                 $11,884                    $10,355
9/30/2001              $ 9,747                 $12,022                    $10,029
10/31/2001             $10,045                 $12,274                    $10,274
11/30/2001             $10,302                 $12,104                    $10,400
12/31/2001             $10,254                 $12,028                    $10,368
1/31/2002              $10,271                 $12,125                    $10,425
2/28/2002              $10,293                 $12,243                    $10,453
3/31/2002              $10,393                 $12,039                    $10,480
4/30/2002              $10,528                 $12,272                    $10,645
5/31/2002              $10,483                 $12,377                    $10,674
6/30/2002              $10,039                 $12,484                    $10,454
7/31/2002              $ 9,821                 $12,634                    $10,286
8/31/2002              $10,075                 $12,848                    $10,503
9/30/2002              $10,051                 $13,056                    $10,481
10/31/2002             $10,110                 $12,996                    $10,526
11/30/2002             $10,534                 $12,993                    $10,810
12/31/2002             $10,736                 $13,261                    $11,028
1/31/2003              $10,927                 $13,273                    $11,194
2/28/2003              $11,120                 $13,456                    $11,372
3/31/2003              $11,270                 $13,446                    $11,492
4/30/2003              $11,749                 $13,557                    $11,891
5/31/2003              $12,097                 $13,810                    $12,189
6/30/2003              $12,250                 $13,782                    $12,303
7/31/2003              $11,920                 $13,319                    $12,043
8/31/2003              $12,038                 $13,407                    $12,168
9/30/2003              $12,481                 $13,762                    $12,514
10/31/2003             $12,561                 $13,634                    $12,611
11/30/2003             $12,744                 $13,667                    $12,757
12/31/2003             $13,107                 $13,806                    $13,058
1/31/2004              $13,278                 $13,917                    $13,186
2/29/2004              $13,347                 $14,067                    $13,218
3/31/2004              $13,443                 $14,173                    $13,321
4/30/2004              $13,123                 $13,804                    $13,029
5/31/2004              $13,011                 $13,749                    $12,909
6/30/2004              $13,121                 $13,826                    $13,029
7/31/2004              $13,272                 $13,964                    $13,152
8/31/2004              $13,569                 $14,230                    $13,413
9/30/2004              $13,735                 $14,268                    $13,581
10/31/2004             $14,009                 $14,388                    $13,815
11/30/2004             $14,190                 $14,273                    $13,996
12/31/2004             $14,399                 $14,405                    $14,201
1/31/2005              $14,364                 $14,495                    $14,190
2/28/2005              $14,547                 $14,410                    $14,289
3/31/2005              $14,209                 $14,336                    $14,048
4/30/2005              $14,186                 $14,530                    $14,070
5/31/2005              $14,303                 $14,687                    $14,205
6/30/2005              $14,415                 $14,767                    $14,353
7/31/2005              $14,486                 $14,633                    $14,408
8/31/2005              $14,584                 $14,820                    $14,540
9/30/2005              $14,485                 $14,667                    $14,491
10/31/2005             $14,385                 $14,551                    $14,342
11/30/2005             $14,485                 $14,616                    $14,423
12/31/2005             $14,615                 $14,755                    $14,560
1/31/2006              $14,832                 $14,755                    $14,704
2/28/2006              $14,919                 $14,804                    $14,809
3/31/2006              $14,861                 $14,659                    $14,726
4/30/2006              $14,993                 $14,633                    $14,810
5/31/2006              $14,964                 $14,617                    $14,739
6/30/2006              $14,889                 $14,648                    $14,699
7/31/2006              $15,053                 $14,846                    $14,883
8/31/2006              $15,233                 $15,073                    $15,090
9/30/2006              $15,354                 $15,206                    $15,186
10/31/2006             $15,550                 $15,306                    $15,356
11/30/2006             $15,763                 $15,484                    $15,560
12/31/2006             $15,814                 $15,394                    $15,598
1/31/2007              $15,844                 $15,388                    $15,663
2/28/2007              $16,030                 $15,625                    $15,867
3/31/2007              $16,123                 $15,625                    $15,924
4/30/2007              $16,357                 $15,710                    $16,096
5/31/2007              $16,419                 $15,591                    $16,098
6/30/2007              $16,293                 $15,545                    $15,969
7/31/2007              $16,151                 $15,674                    $15,833
8/31/2007              $16,215                 $15,866                    $15,925
9/30/2007              $16,646                 $15,987                    $16,228
10/31/2007             $16,838                 $16,130                    $16,380
11/30/2007             $16,693                 $16,420                    $16,331
12/31/2007             $16,742                 $16,466                    $16,367
1/31/2008              $16,807                 $16,743                    $16,398
2/29/2008              $16,807                 $16,766                    $16,336
3/31/2008              $16,824                 $16,823                    $16,262
4/30/2008              $17,141                 $16,788                    $16,495
5/31/2008              $17,057                 $16,665                    $16,460
6/30/2008              $16,771                 $16,652                    $16,225
7/31/2008              $16,754                 $16,638                    $16,105
8/31/2008              $16,737                 $16,796                    $16,089
9/30/2008              $15,814                 $16,571                    $15,305
10/31/2008             $14,456                 $16,180                    $13,895
11/30/2008             $14,231                 $16,706                    $13,483
12/31/2008             $14,910                 $17,329                    $14,003
1/31/2009              $15,322                 $17,176                    $14,187
2/28/2009              $15,012                 $17,112                    $13,957
3/31/2009              $15,298                 $17,350                    $14,183
4/30/2009              $16,058                 $17,432                    $14,859
Total Returns           60.58%                   74.32%                     48.59%

AVERAGE ANNUAL TOTAL RETURN

CLASS A   4/30/09
-------   -------
1-Year    -10.33%
5-Year     +3.21%
10-Year    +4.85%

CLASS B (5/1/99-4/30/09)

                              (PERFORMANCE GRAPH)

                  FRANKLIN STRATEGIC    BARCLAYS CAPITAL U.S.   LIPPER MULTI-SECTOR INCOME
     DATE       INCOME FUND - CLASS B      AGGREGATE INDEX        CLASSIFICATION AVERAGE
-------------   ---------------------   ---------------------   --------------------------
5/1/1999               $10,000                 $10,000                    $10,000
5/31/1999              $ 9,772                 $ 9,912                    $ 9,800
6/30/1999              $ 9,786                 $ 9,881                    $ 9,813
7/31/1999              $ 9,706                 $ 9,839                    $ 9,785
8/31/1999              $ 9,616                 $ 9,834                    $ 9,717
9/30/1999              $ 9,631                 $ 9,948                    $ 9,762
10/31/1999             $ 9,664                 $ 9,985                    $ 9,790
11/30/1999             $ 9,746                 $ 9,984                    $ 9,886
12/31/1999             $ 9,877                 $ 9,936                    $ 9,991
1/31/2000              $ 9,722                 $ 9,903                    $ 9,909
2/29/2000              $ 9,831                 $10,023                    $10,068
3/31/2000              $ 9,851                 $10,155                    $10,077
4/30/2000              $ 9,782                 $10,126                    $ 9,962
5/31/2000              $ 9,652                 $10,121                    $ 9,838
6/30/2000              $ 9,934                 $10,332                    $10,090
7/31/2000              $ 9,995                 $10,426                    $10,127
8/31/2000              $10,148                 $10,577                    $10,212
9/30/2000              $10,089                 $10,643                    $10,107
10/31/2000             $ 9,886                 $10,714                    $ 9,908
11/30/2000             $ 9,681                 $10,889                    $ 9,759
12/31/2000             $10,101                 $11,091                    $10,039
1/31/2001              $10,493                 $11,272                    $10,407
2/28/2001              $10,464                 $11,371                    $10,419
3/31/2001              $10,297                 $11,428                    $10,224
4/30/2001              $10,289                 $11,380                    $10,147
5/31/2001              $10,356                 $11,449                    $10,221
6/30/2001              $10,262                 $11,492                    $10,135
7/31/2001              $10,385                 $11,749                    $10,217
8/31/2001              $10,509                 $11,884                    $10,355
9/30/2001              $10,081                 $12,022                    $10,029
10/31/2001             $10,385                 $12,274                    $10,274
11/30/2001             $10,646                 $12,104                    $10,400
12/31/2001             $10,604                 $12,028                    $10,368
1/31/2002              $10,607                 $12,125                    $10,425
2/28/2002              $10,638                 $12,243                    $10,453
3/31/2002              $10,738                 $12,039                    $10,480
4/30/2002              $10,862                 $12,272                    $10,645
5/31/2002              $10,824                 $12,377                    $10,674
6/30/2002              $10,351                 $12,484                    $10,454
7/31/2002              $10,124                 $12,634                    $10,286
8/31/2002              $10,381                 $12,848                    $10,503
9/30/2002              $10,366                 $13,056                    $10,481
10/31/2002             $10,411                 $12,996                    $10,526
11/30/2002             $10,856                 $12,993                    $10,810
12/31/2002             $11,047                 $13,261                    $11,028
1/31/2003              $11,240                 $13,273                    $11,194
2/28/2003              $11,434                 $13,456                    $11,372
3/31/2003              $11,596                 $13,446                    $11,492
4/30/2003              $12,072                 $13,557                    $11,891
5/31/2003              $12,437                 $13,810                    $12,189
6/30/2003              $12,589                 $13,782                    $12,303
7/31/2003              $12,235                 $13,319                    $12,043
8/31/2003              $12,364                 $13,407                    $12,168
9/30/2003              $12,813                 $13,762                    $12,514
10/31/2003             $12,891                 $13,634                    $12,611
11/30/2003             $13,060                 $13,667                    $12,757
12/31/2003             $13,440                 $13,806                    $13,058
1/31/2004              $13,611                 $13,917                    $13,186
2/29/2004              $13,678                 $14,067                    $13,218
3/31/2004              $13,771                 $14,173                    $13,321
4/30/2004              $13,440                 $13,804                    $13,029
5/31/2004              $13,320                 $13,749                    $12,909
6/30/2004              $13,429                 $13,826                    $13,029
7/31/2004              $13,578                 $13,964                    $13,152
8/31/2004              $13,877                 $14,230                    $13,413
9/30/2004              $14,041                 $14,268                    $13,581
10/31/2004             $14,316                 $14,388                    $13,815
11/30/2004             $14,509                 $14,273                    $13,996
12/31/2004             $14,717                 $14,405                    $14,201
1/31/2005              $14,677                 $14,495                    $14,190
2/28/2005              $14,845                 $14,410                    $14,289
3/31/2005              $14,495                 $14,336                    $14,048
4/30/2005              $14,468                 $14,530                    $14,070
5/31/2005              $14,595                 $14,687                    $14,205
6/30/2005              $14,704                 $14,767                    $14,353
7/31/2005              $14,771                 $14,633                    $14,408
8/31/2005              $14,852                 $14,820                    $14,540
9/30/2005              $14,761                 $14,667                    $14,491
10/31/2005             $14,640                 $14,551                    $14,342
11/30/2005             $14,737                 $14,616                    $14,423
12/31/2005             $14,878                 $14,755                    $14,560
1/31/2006              $15,092                 $14,755                    $14,704
2/28/2006              $15,161                 $14,804                    $14,809
3/31/2006              $15,097                 $14,659                    $14,726
4/30/2006              $15,240                 $14,633                    $14,810
5/31/2006              $15,190                 $14,617                    $14,739
6/30/2006              $15,125                 $14,648                    $14,699
7/31/2006              $15,286                 $14,846                    $14,883
8/31/2006              $15,463                 $15,073                    $15,090
9/30/2006              $15,579                 $15,206                    $15,186
10/31/2006             $15,758                 $15,306                    $15,356
11/30/2006             $15,983                 $15,484                    $15,560
12/31/2006             $16,013                 $15,394                    $15,598
1/31/2007              $16,054                 $15,388                    $15,663
2/28/2007              $16,236                 $15,625                    $15,867
3/31/2007              $16,324                 $15,625                    $15,924
4/30/2007              $16,554                 $15,710                    $16,096
5/31/2007              $16,617                 $15,591                    $16,098
6/30/2007              $16,489                 $15,545                    $15,969
7/31/2007              $16,344                 $15,674                    $15,833
8/31/2007              $16,409                 $15,866                    $15,925
9/30/2007              $16,846                 $15,987                    $16,228
10/31/2007             $17,041                 $16,130                    $16,380
11/30/2007             $16,895                 $16,420                    $16,331
12/31/2007             $16,944                 $16,466                    $16,367
1/31/2008              $17,010                 $16,743                    $16,398
2/29/2008              $17,010                 $16,766                    $16,336
3/31/2008              $17,027                 $16,823                    $16,262
4/30/2008              $17,347                 $16,788                    $16,495
5/31/2008              $17,262                 $16,665                    $16,460
6/30/2008              $16,972                 $16,652                    $16,225
7/31/2008              $16,955                 $16,638                    $16,105
8/31/2008              $16,938                 $16,796                    $16,089
9/30/2008              $16,003                 $16,571                    $15,305
10/31/2008             $14,628                 $16,180                    $13,895
11/30/2008             $14,400                 $16,706                    $13,483
12/31/2008             $15,087                 $17,329                    $14,003
1/31/2009              $15,503                 $17,176                    $14,187
2/28/2009              $15,190                 $17,112                    $13,957
3/31/2009              $15,480                 $17,350                    $14,183
4/30/2009              $16,252                 $17,432                    $14,859
Total Returns           62.52%                   74.32%                     48.59%

AVERAGE ANNUAL TOTAL RETURN

CLASS B   4/30/09
-------   -------
1-Year    -10.12%
5-Year     +3.40%
10-Year    +4.98%


                               Annual Report | 11

AVERAGE ANNUAL TOTAL RETURN

CLASS C   4/30/09
-------   -------
1-Year     -7.46%
5-Year     +3.71%
10-Year    +4.89%

CLASS C (5/1/99-4/30/09)

                              (PERFORMANCE GRAPH)

                  FRANKLIN STRATEGIC    BARCLAYS CAPITAL U.S.   LIPPER MULTI-SECTOR INCOME
     DATE       INCOME FUND - CLASS C      AGGREGATE INDEX        CLASSIFICATION AVERAGE
-------------   ---------------------   ---------------------   --------------------------
5/1/1999               $10,000                 $10,000                    $10,000
5/31/1999              $ 9,762                 $ 9,912                    $ 9,800
6/30/1999              $ 9,776                 $ 9,881                    $ 9,813
7/31/1999              $ 9,705                 $ 9,839                    $ 9,785
8/31/1999              $ 9,605                 $ 9,834                    $ 9,717
9/30/1999              $ 9,619                 $ 9,948                    $ 9,762
10/31/1999             $ 9,662                 $ 9,985                    $ 9,790
11/30/1999             $ 9,744                 $ 9,984                    $ 9,886
12/31/1999             $ 9,875                 $ 9,936                    $ 9,991
1/31/2000              $ 9,710                 $ 9,903                    $ 9,909
2/29/2000              $ 9,828                 $10,023                    $10,068
3/31/2000              $ 9,848                 $10,155                    $10,077
4/30/2000              $ 9,780                 $10,126                    $ 9,962
5/31/2000              $ 9,650                 $10,121                    $ 9,838
6/30/2000              $ 9,932                 $10,332                    $10,090
7/31/2000              $ 9,994                 $10,426                    $10,127
8/31/2000              $10,147                 $10,577                    $10,212
9/30/2000              $10,078                 $10,643                    $10,107
10/31/2000             $ 9,874                 $10,714                    $ 9,908
11/30/2000             $ 9,679                 $10,889                    $ 9,759
12/31/2000             $10,090                 $11,091                    $10,039
1/31/2001              $10,493                 $11,272                    $10,407
2/28/2001              $10,464                 $11,371                    $10,419
3/31/2001              $10,286                 $11,428                    $10,224
4/30/2001              $10,289                 $11,380                    $10,147
5/31/2001              $10,346                 $11,449                    $10,221
6/30/2001              $10,262                 $11,492                    $10,135
7/31/2001              $10,386                 $11,749                    $10,217
8/31/2001              $10,510                 $11,884                    $10,355
9/30/2001              $10,081                 $12,022                    $10,029
10/31/2001             $10,386                 $12,274                    $10,274
11/30/2001             $10,647                 $12,104                    $10,400
12/31/2001             $10,594                 $12,028                    $10,368
1/31/2002              $10,608                 $12,125                    $10,425
2/28/2002              $10,628                 $12,243                    $10,453
3/31/2002              $10,728                 $12,039                    $10,480
4/30/2002              $10,852                 $12,272                    $10,645
5/31/2002              $10,814                 $12,377                    $10,674
6/30/2002              $10,352                 $12,484                    $10,454
7/31/2002              $10,123                 $12,634                    $10,286
8/31/2002              $10,381                 $12,848                    $10,503
9/30/2002              $10,354                 $13,056                    $10,481
10/31/2002             $10,411                 $12,996                    $10,526
11/30/2002             $10,845                 $12,993                    $10,810
12/31/2002             $11,050                 $13,261                    $11,028
1/31/2003              $11,243                 $13,273                    $11,194
2/28/2003              $11,438                 $13,456                    $11,372
3/31/2003              $11,588                 $13,446                    $11,492
4/30/2003              $12,065                 $13,557                    $11,891
5/31/2003              $12,431                 $13,810                    $12,189
6/30/2003              $12,583                 $13,782                    $12,303
7/31/2003              $12,228                 $13,319                    $12,043
8/31/2003              $12,357                 $13,407                    $12,168
9/30/2003              $12,807                 $13,762                    $12,514
10/31/2003             $12,885                 $13,634                    $12,611
11/30/2003             $13,067                 $13,667                    $12,757
12/31/2003             $13,435                 $13,806                    $13,058
1/31/2004              $13,607                 $13,917                    $13,186
2/29/2004              $13,674                 $14,067                    $13,218
3/31/2004              $13,768                 $14,173                    $13,321
4/30/2004              $13,435                 $13,804                    $13,029
5/31/2004              $13,316                 $13,749                    $12,909
6/30/2004              $13,425                 $13,826                    $13,029
7/31/2004              $13,574                 $13,964                    $13,152
8/31/2004              $13,860                 $14,230                    $13,413
9/30/2004              $14,039                 $14,268                    $13,581
10/31/2004             $14,314                 $14,388                    $13,815
11/30/2004             $14,495                 $14,273                    $13,996
12/31/2004             $14,703                 $14,405                    $14,201
1/31/2005              $14,662                 $14,495                    $14,190
2/28/2005              $14,845                 $14,410                    $14,289
3/31/2005              $14,494                 $14,336                    $14,048
4/30/2005              $14,466                 $14,530                    $14,070
5/31/2005              $14,581                 $14,687                    $14,205
6/30/2005              $14,690                 $14,767                    $14,353
7/31/2005              $14,757                 $14,633                    $14,408
8/31/2005              $14,839                 $14,820                    $14,540
9/30/2005              $14,747                 $14,667                    $14,491
10/31/2005             $14,640                 $14,551                    $14,342
11/30/2005             $14,723                 $14,616                    $14,423
12/31/2005             $14,865                 $14,755                    $14,560
1/31/2006              $15,080                 $14,755                    $14,704
2/28/2006              $15,164                 $14,804                    $14,809
3/31/2006              $15,085                 $14,659                    $14,726
4/30/2006              $15,229                 $14,633                    $14,810
5/31/2006              $15,193                 $14,617                    $14,739
6/30/2006              $15,113                 $14,648                    $14,699
7/31/2006              $15,275                 $14,846                    $14,883
8/31/2006              $15,453                 $15,073                    $15,090
9/30/2006              $15,570                 $15,206                    $15,186
10/31/2006             $15,764                 $15,306                    $15,356
11/30/2006             $15,975                 $15,484                    $15,560
12/31/2006             $16,021                 $15,394                    $15,598
1/31/2007              $16,046                 $15,388                    $15,663
2/28/2007              $16,228                 $15,625                    $15,867
3/31/2007              $16,317                 $15,625                    $15,924
4/30/2007              $16,548                 $15,710                    $16,096
5/31/2007              $16,606                 $15,591                    $16,098
6/30/2007              $16,474                 $15,545                    $15,969
7/31/2007              $16,324                 $15,674                    $15,833
8/31/2007              $16,383                 $15,866                    $15,925
9/30/2007              $16,814                 $15,987                    $16,228
10/31/2007             $17,003                 $16,130                    $16,380
11/30/2007             $16,851                 $16,420                    $16,331
12/31/2007             $16,878                 $16,466                    $16,367
1/31/2008              $16,938                 $16,743                    $16,398
2/29/2008              $16,949                 $16,766                    $16,336
3/31/2008              $16,943                 $16,823                    $16,262
4/30/2008              $17,257                 $16,788                    $16,495
5/31/2008              $17,184                 $16,665                    $16,460
6/30/2008              $16,890                 $16,652                    $16,225
7/31/2008              $16,850                 $16,638                    $16,105
8/31/2008              $16,844                 $16,796                    $16,089
9/30/2008              $15,910                 $16,571                    $15,305
10/31/2008             $14,539                 $16,180                    $13,895
11/30/2008             $14,307                 $16,706                    $13,483
12/31/2008             $14,985                 $17,329                    $14,003
1/31/2009              $15,394                 $17,176                    $14,187
2/28/2009              $15,060                 $17,112                    $13,957
3/31/2009              $15,360                 $17,350                    $14,183
4/30/2009              $16,118                 $17,432                    $14,859
Total Returns            61.18%                  74.32%                     48.59%

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    4/30/09
-------                    -------
1-Year                      -6.47%
5-Year                      +3.87%
Since Inception (1/1/02)    +6.00%

CLASS R (1/1/02-4/30/09)

                              (PERFORMANCE GRAPH)

                  FRANKLIN STRATEGIC    BARCLAYS CAPITAL U.S.   LIPPER MULTI-SECTOR INCOME
     DATE       INCOME FUND - CLASS R      AGGREGATE INDEX        CLASSIFICATION AVERAGE
-------------   ---------------------   ---------------------   --------------------------
1/1/2002               $10,000                 $10,000                    $10,000
1/31/2002              $ 9,974                 $10,081                    $10,055
2/28/2002              $ 9,982                 $10,179                    $10,081
3/31/2002              $10,078                 $10,009                    $10,107
4/30/2002              $10,207                 $10,204                    $10,267
5/31/2002              $10,172                 $10,290                    $10,295
6/30/2002              $ 9,739                 $10,379                    $10,083
7/31/2002              $ 9,513                 $10,505                    $ 9,920
8/31/2002              $ 9,758                 $10,682                    $10,130
9/30/2002              $ 9,745                 $10,855                    $10,108
10/31/2002             $ 9,788                 $10,806                    $10,152
11/30/2002             $10,209                 $10,803                    $10,426
12/31/2002             $10,403                 $11,026                    $10,637
1/31/2003              $10,575                 $11,035                    $10,796
2/28/2003              $10,759                 $11,188                    $10,968
3/31/2003              $10,915                 $11,179                    $11,084
4/30/2003              $11,366                 $11,272                    $11,469
5/31/2003              $11,711                 $11,482                    $11,755
6/30/2003              $11,857                 $11,459                    $11,866
7/31/2003              $11,524                 $11,074                    $11,616
8/31/2003              $11,647                 $11,147                    $11,735
9/30/2003              $12,061                 $11,442                    $12,070
10/31/2003             $12,149                 $11,336                    $12,163
11/30/2003             $12,312                 $11,363                    $12,304
12/31/2003             $12,660                 $11,478                    $12,594
1/31/2004              $12,836                 $11,571                    $12,717
2/29/2004              $12,901                 $11,696                    $12,748
3/31/2004              $12,978                 $11,784                    $12,847
4/30/2004              $12,666                 $11,477                    $12,566
5/31/2004              $12,568                 $11,431                    $12,450
6/30/2004              $12,659                 $11,496                    $12,566
7/31/2004              $12,803                 $11,610                    $12,684
8/31/2004              $13,088                 $11,831                    $12,937
9/30/2004              $13,246                 $11,863                    $13,098
10/31/2004             $13,508                 $11,963                    $13,324
11/30/2004             $13,680                 $11,867                    $13,498
12/31/2004             $13,878                 $11,976                    $13,697
1/31/2005              $13,842                 $12,052                    $13,686
2/28/2005              $14,016                 $11,981                    $13,782
3/31/2005              $13,686                 $11,919                    $13,549
4/30/2005              $13,662                 $12,080                    $13,570
5/31/2005              $13,772                 $12,211                    $13,701
6/30/2005              $13,876                 $12,278                    $13,843
7/31/2005              $13,942                 $12,166                    $13,896
8/31/2005              $14,034                 $12,322                    $14,024
9/30/2005              $13,935                 $12,195                    $13,976
10/31/2005             $13,837                 $12,098                    $13,832
11/30/2005             $13,930                 $12,152                    $13,911
12/31/2005             $14,052                 $12,267                    $14,043
1/31/2006              $14,258                 $12,268                    $14,182
2/28/2006              $14,340                 $12,309                    $14,283
3/31/2006              $14,280                 $12,188                    $14,203
4/30/2006              $14,405                 $12,166                    $14,284
5/31/2006              $14,373                 $12,153                    $14,215
6/30/2006              $14,299                 $12,179                    $14,177
7/31/2006              $14,454                 $12,343                    $14,354
8/31/2006              $14,624                 $12,532                    $14,553
9/30/2006              $14,737                 $12,642                    $14,646
10/31/2006             $14,923                 $12,726                    $14,811
11/30/2006             $15,124                 $12,874                    $15,008
12/31/2006             $15,155                 $12,799                    $15,044
1/31/2007              $15,196                 $12,794                    $15,107
2/28/2007              $15,371                 $12,991                    $15,303
3/31/2007              $15,457                 $12,991                    $15,358
4/30/2007              $15,664                 $13,061                    $15,524
5/31/2007              $15,736                 $12,962                    $15,526
6/30/2007              $15,612                 $12,924                    $15,401
7/31/2007              $15,457                 $13,032                    $15,271
8/31/2007              $15,530                 $13,192                    $15,359
9/30/2007              $15,941                 $13,292                    $15,651
10/31/2007             $16,122                 $13,411                    $15,798
11/30/2007             $15,980                 $13,652                    $15,751
12/31/2007             $16,008                 $13,691                    $15,785
1/31/2008              $16,066                 $13,921                    $15,815
2/29/2008              $16,063                 $13,940                    $15,755
3/31/2008              $16,076                 $13,987                    $15,684
4/30/2008              $16,376                 $13,958                    $15,909
5/31/2008              $16,309                 $13,856                    $15,875
6/30/2008              $16,032                 $13,845                    $15,648
7/31/2008              $15,996                 $13,833                    $15,532
8/31/2008              $15,976                 $13,965                    $15,517
9/30/2008              $15,106                 $13,777                    $14,761
10/31/2008             $13,803                 $13,452                    $13,402
11/30/2008             $13,583                 $13,890                    $13,004
12/31/2008             $14,230                 $14,408                    $13,506
1/31/2009              $14,622                 $14,281                    $13,682
2/28/2009              $14,322                 $14,227                    $13,461
3/31/2009              $14,593                 $14,425                    $13,679
4/30/2009              $15,317                 $14,494                    $14,331
Total Returns            53.17%                  44.94%                     43.31%


                               12 | Annual Report

ADVISOR CLASS (5/1/99-4/30/09)(8)

                              (PERFORMANCE GRAPH)

                FRANKLIN STRATEGIC INCOME   BARCLAYS CAPITAL U.S.    LIPPER MULTI-SECTOR INCOME
     DATE          FUND - ADVISOR CLASS        AGGREGATE INDEX         CLASSIFICATION AVERAGE
-------------   -------------------------   ---------------------    --------------------------
5/1/1999                 $10,000                   $10,000                     $10,000
5/31/1999                $ 9,766                   $ 9,912                     $ 9,800
6/30/1999                $ 9,783                   $ 9,881                     $ 9,813
7/31/1999                $ 9,715                   $ 9,839                     $ 9,785
8/31/1999                $ 9,628                   $ 9,834                     $ 9,717
9/30/1999                $ 9,647                   $ 9,948                     $ 9,762
10/31/1999               $ 9,686                   $ 9,985                     $ 9,790
11/30/1999               $ 9,773                   $ 9,984                     $ 9,886
12/31/1999               $ 9,909                   $ 9,936                     $ 9,991
1/31/2000                $ 9,759                   $ 9,903                     $ 9,909
2/29/2000                $ 9,874                   $10,023                     $10,068
3/31/2000                $ 9,899                   $10,155                     $10,077
4/30/2000                $ 9,836                   $10,126                     $ 9,962
5/31/2000                $ 9,711                   $10,121                     $ 9,838
6/30/2000                $10,000                   $10,332                     $10,090
7/31/2000                $10,067                   $10,426                     $10,127
8/31/2000                $10,227                   $10,577                     $10,212
9/30/2000                $10,173                   $10,643                     $10,107
10/31/2000               $ 9,974                   $10,714                     $ 9,908
11/30/2000                $9,772                   $10,889                     $ 9,759
12/31/2000               $10,203                   $11,091                     $10,039
1/31/2001                $10,605                   $11,272                     $10,407
2/28/2001                $10,581                   $11,371                     $10,419
3/31/2001                $10,417                   $11,428                     $10,224
4/30/2001                $10,415                   $11,380                     $10,147
5/31/2001                $10,479                   $11,449                     $10,221
6/30/2001                $10,399                   $11,492                     $10,135
7/31/2001                $10,530                   $11,749                     $10,217
8/31/2001                $10,662                   $11,884                     $10,355
9/30/2001                $10,232                   $12,022                     $10,029
10/31/2001               $10,547                   $12,274                     $10,274
11/30/2001               $10,818                   $12,104                     $10,400
12/31/2001               $10,782                   $12,028                     $10,368
1/31/2002                $10,790                   $12,125                     $10,425
2/28/2002                $10,816                   $12,243                     $10,453
3/31/2002                $10,935                   $12,039                     $10,480
4/30/2002                $11,068                   $12,272                     $10,645
5/31/2002                $11,023                   $12,377                     $10,674
6/30/2002                $10,558                   $12,484                     $10,454
7/31/2002                $10,331                   $12,634                     $10,286
8/31/2002                $10,600                   $12,848                     $10,503
9/30/2002                $10,590                   $13,056                     $10,481
10/31/2002               $10,641                   $12,996                     $10,526
11/30/2002               $11,090                   $12,993                     $10,810
12/31/2002               $11,305                   $13,261                     $11,028
1/31/2003                $11,509                   $13,273                     $11,194
2/28/2003                $11,714                   $13,456                     $11,372
3/31/2003                $11,874                   $13,446                     $11,492
4/30/2003                $12,382                   $13,557                     $11,891
5/31/2003                $12,764                   $13,810                     $12,189
6/30/2003                $12,914                   $13,782                     $12,303
7/31/2003                $12,569                   $13,319                     $12,043
8/31/2003                $12,696                   $13,407                     $12,168
9/30/2003                $13,166                   $13,762                     $12,514
10/31/2003               $13,254                   $13,634                     $12,611
11/30/2003               $13,449                   $13,667                     $12,757
12/31/2003               $13,835                   $13,806                     $13,058
1/31/2004                $14,019                   $13,917                     $13,186
2/29/2004                $14,109                   $14,067                     $13,218
3/31/2004                $14,199                   $14,173                     $13,321
4/30/2004                $13,864                   $13,804                     $13,029
5/31/2004                $13,761                   $13,749                     $12,909
6/30/2004                $13,881                   $13,826                     $13,029
7/31/2004                $14,029                   $13,964                     $13,152
8/31/2004                $14,347                   $14,230                     $13,413
9/30/2004                $14,539                   $14,268                     $13,581
10/31/2004               $14,818                   $14,388                     $13,815
11/30/2004               $15,027                   $14,273                     $13,996
12/31/2004               $15,251                   $14,405                     $14,201
1/31/2005                $15,217                   $14,495                     $14,190
2/28/2005                $15,400                   $14,410                     $14,289
3/31/2005                $15,058                   $14,336                     $14,048
4/30/2005                $15,024                   $14,530                     $14,070
5/31/2005                $15,165                   $14,687                     $14,205
6/30/2005                $15,287                   $14,767                     $14,353
7/31/2005                $15,365                   $14,633                     $14,408
8/31/2005                $15,458                   $14,820                     $14,540
9/30/2005                $15,370                   $14,667                     $14,491
10/31/2005               $15,253                   $14,551                     $14,342
11/30/2005               $15,362                   $14,616                     $14,423
12/31/2005               $15,518                   $14,755                     $14,560
1/31/2006                $15,751                   $14,755                     $14,704
2/28/2006                $15,832                   $14,804                     $14,809
3/31/2006                $15,773                   $14,659                     $14,726
4/30/2006                $15,932                   $14,633                     $14,810
5/31/2006                $15,889                   $14,617                     $14,739
6/30/2006                $15,829                   $14,648                     $14,699
7/31/2006                $16,006                   $14,846                     $14,883
8/31/2006                $16,201                   $15,073                     $15,090
9/30/2006                $16,332                   $15,206                     $15,186
10/31/2006               $16,529                   $15,306                     $15,356
11/30/2006               $16,774                   $15,484                     $15,560
12/31/2006               $16,815                   $15,394                     $15,598
1/31/2007                $16,868                   $15,388                     $15,663
2/28/2007                $17,068                   $15,625                     $15,867
3/31/2007                $17,171                   $15,625                     $15,924
4/30/2007                $17,406                   $15,710                     $16,096
5/31/2007                $17,493                   $15,591                     $16,098
6/30/2007                $17,363                   $15,545                     $15,969
7/31/2007                $17,198                   $15,674                     $15,833
8/31/2007                $17,286                   $15,866                     $15,925
9/30/2007                $17,749                   $15,987                     $16,228
10/31/2007               $17,958                   $16,130                     $16,380
11/30/2007               $17,807                   $16,420                     $16,331
12/31/2007               $17,845                   $16,466                     $16,367
1/31/2008                $17,918                   $16,743                     $16,398
2/29/2008                $17,922                   $16,766                     $16,336
3/31/2008                $17,943                   $16,823                     $16,262
4/30/2008                $18,285                   $16,788                     $16,495
5/31/2008                $18,217                   $16,665                     $16,460
6/30/2008                $17,915                   $16,652                     $16,225
7/31/2008                $17,883                   $16,638                     $16,105
8/31/2008                $17,887                   $16,796                     $16,089
9/30/2008                $16,905                   $16,571                     $15,305
10/31/2008               $15,458                   $16,180                     $13,895
11/30/2008               $15,203                   $16,706                     $13,483
12/31/2008               $15,950                   $17,329                     $14,003
1/31/2009                $16,393                   $17,176                     $14,187
2/28/2009                $16,046                   $17,112                     $13,957
3/31/2009                $16,374                   $17,350                     $14,183
4/30/2009                $17,191                   $17,432                     $14,859
Total Returns              71.91%                    74.32%                      48.59%

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)   4/30/09
----------------   -------
1-Year              -5.98%
5-Year              +4.40%
10-Year             +5.57%


                               Annual Report | 13

ENDNOTES

BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. HIGH YIELDS REFLECT THE HIGHER CREDIT RISKS ASSOCIATED WITH CERTAIN LOWER RATED SECURITIES HELD IN THE PORTFOLIO. FLOATING-RATE LOANS AND HIGH YIELD CORPORATE BONDS ARE RATED BELOW INVESTMENT GRADE AND ARE SUBJECT TO GREATER RISK OF DEFAULT, WHICH COULD RESULT IN LOSS OF PRINCIPAL -- A RISK THAT MAY BE HEIGHTENED IN A SLOWING ECONOMY. THE RISKS OF FOREIGN SECURITIES INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. INVESTING IN DERIVATIVE SECURITIES AND THE USE OF FOREIGN CURRENCY TECHNIQUES INVOLVE SPECIAL RISKS AS SUCH MAY NOT ACHIEVE THE ANTICIPATED BENEFITS AND/OR RESULT IN LOSSES TO THE FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Distribution rate is based on an annualization of the respective class's
     April dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 4/30/09.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/09.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 9/1/99, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 8/12/99, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 8/11/99, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/1/99 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +79.61% and +6.21%.

(9.) Sources: (C) 2009 Morningstar; Lipper Inc. The BC U.S. Aggregate Index is a market-capitalization weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC-registered, taxable, dollar denominated, nonconvertible, must have at least one year to final maturity, and must be rated investment grade (Baa3/BBB-/BBB- or above) using the middle rating of Moody's, Standard & Poor's and Fitch, respectively. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the 12-month period ended 4/30/09, there were 147 funds in this category. Lipper calculations do not include sales charges, but include reinvestment of any income or distributions. Fund performance relative to the average may have differed if these and other factors had been considered.


                               14 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases fees;
     and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/08      VALUE 4/30/09   PERIOD* 11/1/08-4/30/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,110.80              $4.76
Hypothetical (5% return before expenses)         $1,000           $1,020.28              $4.56

CLASS B
Actual                                           $1,000           $1,108.00              $6.85
Hypothetical (5% return before expenses)         $1,000           $1,018.30              $6.56

CLASS C
Actual                                           $1,000           $1,108.60              $6.85
Hypothetical (5% return before expenses)         $1,000           $1,018.30              $6.56

CLASS R
Actual                                           $1,000           $1,109.70              $6.07
Hypothetical (5% return before expenses)         $1,000           $1,019.04              $5.81

ADVISOR CLASS
Actual                                           $1,000           $1,112.10              $3.46
Hypothetical (5% return before expenses)         $1,000           $1,021.52              $3.31

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.91%; B: 1.31%; C: 1.31%; R: 1.16%; and
     Advisor: 0.66%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               16 | Annual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN STRATEGIC INCOME FUND

                                                                                     YEAR ENDED APRIL 30,
                                                                 -----------------------------------------------------------
                                                                    2009           2008        2007        2006       2005
                                                                 ----------    ----------   ----------   --------   --------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................   $    10.28    $    10.48   $    10.20   $  10.24   $  10.09
                                                                 ----------    ----------   ----------   --------   --------
Income from investment operations(a):
   Net investment income(b) ..................................         0.51          0.56         0.53       0.51       0.53
   Net realized and unrealized gains (losses) ................        (1.20)        (0.07)        0.35       0.05       0.27
                                                                 ----------    ----------   ----------   --------   --------
Total from investment operations .............................        (0.69)         0.49         0.88       0.56       0.80
                                                                 ----------    ----------   ----------   --------   --------
Less distributions from net investment income and net foreign
   currency gains ............................................        (0.76)        (0.69)       (0.60)     (0.60)     (0.65)
                                                                 ----------    ----------   ----------   --------   --------
Redemption fees(c, d) ........................................           --            --           --         --         --
                                                                 ----------    ----------   ----------   --------   --------
Net asset value, end of year .................................   $     8.83    $    10.28   $    10.48   $  10.20   $  10.24
                                                                 ==========    ==========   ==========   ========   ========
Total return(e) ..............................................        (6.32)%        4.80%        9.09%      5.69%      8.10%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ..................................................         0.89%         0.89%        0.92%      0.91%      0.91%(g)
Net investment income ........................................         5.67%         5.44%        5.22%      5.05%      5.18%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..............................   $2,060,179    $2,123,947   $1,521,459   $998,182   $696,198
Portfolio turnover rate ......................................        49.48%        31.71%       42.24%     34.10%     48.57%
Portfolio turnover rate excluding mortgage dollar rolls(h) ...        49.48%        31.71%       41.50%     33.59%     39.91%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Ratio of expenses to average net assets before waiver and payments by affiliates was 0.92%.

(h)  See Note 1(e) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

                                                                                 YEAR ENDED APRIL 30,
                                                                 ----------------------------------------------------
                                                                   2009       2008       2007       2006       2005
                                                                 -------    --------   --------   --------   --------
CLASS B
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................   $ 10.32    $  10.52   $  10.24   $  10.27   $  10.12
                                                                 -------    --------   --------   --------   --------
Income from investment operations(a):
   Net investment income(b) ..................................      0.48        0.52       0.49       0.47       0.49
   Net realized and unrealized gains (losses) ................     (1.20)      (0.07)      0.35       0.06       0.27
                                                                 -------    --------   --------   --------   --------
Total from investment operations .............................     (0.72)       0.45       0.84       0.53       0.76
                                                                 -------    --------   --------   --------   --------
Less distributions from net investment income and net foreign
   currency gains ............................................     (0.73)      (0.65)     (0.56)     (0.56)     (0.61)
                                                                 -------    --------   --------   --------   --------
Redemption fees(c, d) ........................................        --          --         --         --         --
                                                                 -------    --------   --------   --------   --------
Net asset value, end of year .................................   $  8.87    $  10.32   $  10.52   $  10.24   $  10.27
                                                                 =======    ========   ========   ========   ========
Total return(e) ..............................................     (6.68)%      4.35%      8.62%      5.34%      7.65%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ..................................................      1.29%       1.29%      1.32%      1.31%      1.31%(g)
Net investment income ........................................      5.27%       5.04%      4.82%      4.65%      4.78%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..............................   $79,959    $105,620   $104,523   $104,477   $110,502
Portfolio turnover rate ......................................     49.48%      31.71%     42.24%     34.10%     48.57%
Portfolio turnover rate excluding mortgage dollar rolls(h) ...     49.48%      31.71%     41.50%     33.59%     39.91%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Ratio of expenses to average net assets before waiver and payments by affiliates was 1.32%.

(h)  See Note 1(e) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

                                                                                  YEAR ENDED APRIL 30,
                                                                 -----------------------------------------------------
                                                                   2009        2008       2007       2006       2005
                                                                 --------    --------   --------   --------   --------
CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................   $  10.27    $  10.48   $  10.20   $  10.24   $  10.09
                                                                 --------    --------   --------   --------   --------
Income from investment operations(a):
   Net investment income(b) ..................................       0.48        0.52       0.49       0.47       0.49
   Net realized and unrealized gains (losses) ................      (1.19)      (0.08)      0.35       0.05       0.27
                                                                 --------    --------   --------   --------   --------
Total from investment operations .............................      (0.71)       0.44       0.84       0.52       0.76
                                                                 --------    --------   --------   --------   --------
Less distributions from net investment income and net foreign
   currency gains ............................................      (0.73)      (0.65)     (0.56)     (0.56)     (0.61)
                                                                 --------    --------   --------   --------   --------
Redemption fees(c, d) ........................................         --          --         --         --         --
                                                                 --------    --------   --------   --------   --------
Net asset value, end of year .................................   $   8.83    $  10.27   $  10.48   $  10.20   $  10.24
                                                                 ========    ========   ========   ========   ========
Total return(e) ..............................................      (6.60)%      4.28%      8.67%      5.27%      7.67%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ..................................................       1.29%       1.29%      1.32%      1.31%      1.31%(g)
Net investment income ........................................       5.27%       5.04%      4.82%      4.65%      4.78%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..............................   $773,337    $733,071   $437,026   $294,412   $213,741
Portfolio turnover rate ......................................      49.48%      31.71%     42.24%     34.10%     48.57%
Portfolio turnover rate excluding mortgage dollar rolls(h) ...      49.48%      31.71%     41.50%     33.59%     39.91%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Ratio of expenses to average net assets before waiver and payments by affiliates was 1.32%.

(h) See Note 1(e) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

                                                                               YEAR ENDED APRIL 30,
                                                                 --------------------------------------------------
                                                                    2009       2008       2007      2006      2005
                                                                 --------    --------   -------   -------   -------
CLASS R
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................   $  10.25    $  10.46   $ 10.18   $ 10.22   $ 10.07
                                                                 --------    --------   -------   -------   -------
Income from investment operations(a):
   Net investment income(b) ..................................       0.49        0.53      0.51      0.49      0.51
   Net realized and unrealized gains (losses) ................      (1.19)      (0.08)     0.35      0.05      0.26
                                                                 --------    --------   -------   -------   -------
Total from investment operations .............................      (0.70)       0.45      0.86      0.54      0.77
                                                                 --------    --------   -------   -------   -------
Less distributions from net investment income and net foreign
   currency gains ............................................      (0.74)      (0.66)    (0.58)    (0.58)    (0.62)
                                                                 --------    --------   -------   -------   -------
Redemption fees(c, d) ........................................         --          --        --        --        --
                                                                 --------    --------   -------   -------   -------
Net asset value, end of year .................................   $   8.81    $  10.25   $ 10.46   $ 10.18   $ 10.22
                                                                 ========    ========   =======   =======   =======
Total return(e) ..............................................      (6.47)%      4.55%     8.74%     5.44%     7.86%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ..................................................       1.14%       1.14%     1.17%     1.16%     1.16%(g)
Net investment income ........................................       5.42%       5.19%     4.97%     4.80%     4.93%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..............................   $115,811    $108,020   $65,527   $32,971   $17,859
Portfolio turnover rate ......................................      49.48%      31.71%    42.24%    34.10%    48.57%
Portfolio turnover rate excluding mortgage dollar rolls(h) ...      49.48%      31.71%    41.50%    33.59%    39.91%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Ratio of expenses to average net assets before waiver and payments by affiliates was 1.17%.

(h)  See Note 1(e) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                               20 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

                                                                                YEAR ENDED APRIL 30,
                                                                 --------------------------------------------------
                                                                    2009       2008       2007      2006      2005
                                                                 --------    --------   -------   -------   -------
ADVISOR CLASS
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................   $  10.28    $  10.49   $ 10.21   $ 10.24   $ 10.09
                                                                 --------    --------   -------   -------   -------
Income from investment operations(a):
   Net investment income(b) ..................................       0.53        0.58      0.56      0.54      0.56
   Net realized and unrealized gains (losses) ................      (1.18)      (0.07)     0.35      0.06      0.26
                                                                 --------    --------   -------   -------   -------
Total from investment operations .............................      (0.65)       0.51      0.91      0.60      0.82
                                                                 --------    --------   -------   -------   -------
Less distributions from net investment income and net foreign
   currency gains ............................................      (0.79)      (0.72)    (0.63)    (0.63)    (0.67)
                                                                 --------    --------   -------   -------   -------
Redemption fees(c, d) ........................................         --          --        --        --        --
                                                                 --------    --------   -------   -------   -------
Net asset value, end of year .................................   $   8.84    $  10.28   $ 10.49   $ 10.21   $ 10.24
                                                                 ========    ========   =======   =======   =======
Total return .................................................      (5.98)%      5.05%     9.25%     6.05%     8.37%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) ..................................................       0.64%       0.64%     0.67%     0.66%     0.66%(f)
Net investment income ........................................       5.92%       5.69%     5.47%     5.30%     5.43%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..............................   $166,821    $111,346   $66,745   $57,367   $60,489
Portfolio turnover rate ......................................      49.48%      31.71%    42.24%    34.10%    48.57%
Portfolio turnover rate excluding mortgage dollar rolls(g) ...      49.48%      31.71%    41.50%    33.59%    39.91%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Benefit of expense reduction rounds to less than 0.01%.

(f) Ratio of expenses to average net assets before waiver and payments by affiliates was 0.67%.

(g)  See Note 1(e) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 21

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2009

                                                                             COUNTRY/
       FRANKLIN STRATEGIC INCOME FUND                                      ORGANIZATION            SHARES                 VALUE
       ------------------------------                                    ----------------   -------------------      --------------
       COMMON STOCKS 0.0%
       AUTOMOBILES & COMPONENTS 0.0%
(a, b) Cambridge Industries Liquidating Trust Interest ...............     United States            516,372          $           --
                                                                                                                     --------------
       COMMERCIAL & PROFESSIONAL SERVICES 0.0%
(a, b) VS Holdings Inc. ..............................................     United States             64,666                      --
                                                                                                                     --------------
       TOTAL COMMON STOCKS (COST $64,666) ............................                                                           --
                                                                                                                     --------------
       CONVERTIBLE PREFERRED STOCKS 0.2%
       BANKS 0.0%(c)
   (a) Fannie Mae, 8.75%, cvt. pfd. ..................................     United States            121,200                 140,592
                                                                                                                     --------------
       DIVERSIFIED FINANCIALS 0.2%
       Affiliated Managers Group Inc., 5.10%, cvt. pfd. ..............     United States            174,000               4,654,500
                                                                                                                     --------------
       TOTAL CONVERTIBLE PREFERRED STOCKS
          (COST $15,362,548) .........................................                                                    4,795,092
                                                                                                                     --------------
       PREFERRED STOCKS 0.0%(c)
       BANKS 0.0%(c)
   (a) Freddie Mac, 8.375%, pfd., Z ..................................     United States            200,000                 102,000
                                                                                                                     --------------
       DIVERSIFIED FINANCIALS 0.0%(c)
   (d) Preferred Blocker Inc., 7.00%, pfd., 144A .....................     United States              2,081                 624,430
                                                                                                                     --------------
       TOTAL PREFERRED STOCKS (COST $5,738,755) ......................                                                      726,430
                                                                                                                     --------------

                                                                                            PRINCIPAL AMOUNT(e)
                                                                                            -------------------

(f, g) SENIOR FLOATING RATE INTERESTS 9.6%
       AUTOMOBILES & COMPONENTS 0.0%(c)
   (h) Dayco Products LLC (Mark IV), Replacement Term Loan,
          6.06% - 6.75%, 6/23/11 .....................................     United States          2,042,544                 312,509
   (h) Key Safety Systems Inc., Term Loan B, 2.685% - 3.482%,
          3/10/14 ....................................................     United States          1,161,809                 423,093
                                                                                                                     --------------
                                                                                                                            735,602
                                                                                                                     --------------
       CAPITAL GOODS 0.3%
       RBS Global Inc. (Rexnord Corp.),
          Incremental Tranche B-2, 2.437%, 7/22/13 ...................     United States          1,075,652                 851,109
          Term Loan, 3.00% - 3.625%, 7/22/13 .........................     United States          6,910,454               5,502,449
       TransDigm Inc., Term Loan B, 3.227%, 6/23/13 ..................     United States          3,230,676               2,974,913
                                                                                                                     --------------
                                                                                                                          9,328,471
                                                                                                                     --------------
       COMMERCIAL & PROFESSIONAL SERVICES 0.6%
       ARAMARK Corp.,
          Synthetic L/C, 2.336%, 1/26/14 .............................     United States          1,007,512                 921,874
          Term Loan B, 3.095%, 1/26/14 ...............................     United States         15,723,649              14,387,139
   (h) Duratek Inc. (EnergySolutions), Term Loan B, 4.15%, 6/07/13 ...     United States            984,205                 925,153
   (h) EnergySolutions LLC,
          Synthetic L/C, 2.69%, 6/07/13 ..............................     United States            136,307                 128,128
          Term Loan B, 4.15%, 6/07/13 ................................     United States          2,051,388               1,928,304
   (i) EnviroSolutions Inc., Initial Term Loan, PIK, 10.50%,
          7/07/12 ....................................................     United States          4,064,970               2,017,241
                                                                                                                     --------------
                                                                                                                         20,307,839
                                                                                                                     --------------


                               22 | Annual Report

Franklin Strategic Series

                                                                             COUNTRY/
       FRANKLIN STRATEGIC INCOME FUND                                      ORGANIZATION     PRINCIPAL AMOUNT(e)           VALUE
       ------------------------------                                    ----------------   -------------------      --------------
(f, g) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       CONSUMER DURABLES & APPAREL 0.5%
       Jarden Corp.,
   (h)    Term Loan B1, 2.97%, 1/24/12 ...............................     United States          6,731,733          $    6,465,829
          Term Loan B2, 2.97%, 1/24/12 ...............................     United States          6,561,333               6,302,161
       Jostens IH Corp. (Visant Holding Corp.), Term Loan C,
          2.495%, 12/21/11 ...........................................     United States          4,558,727               4,273,807
                                                                                                                     --------------
                                                                                                                         17,041,797
                                                                                                                     --------------
       CONSUMER SERVICES 1.0%
       Education Management LLC, Term Loan C, 3.00%, 6/01/13 .........     United States         11,973,249              10,788,747
(h, i) Kuilima Resort Co. (Turtle Bay), First Lien Term Loan, PIK,
          9.00%, 9/30/10 .............................................     United States         34,394,534               8,598,634
   (h) Penn National Gaming Inc., Term Loan B, 2.18% - 2.99%,
          10/03/12 ...................................................     United States         11,690,280              10,969,375
                                                                                                                     --------------
                                                                                                                         30,356,756
                                                                                                                     --------------
       DIVERSIFIED FINANCIALS 0.2%
       TD Ameritrade Holding Corp., Term Loan B, 1.95%, 12/31/12 .....     United States          5,308,980               5,036,895
                                                                                                                     --------------
       FOOD, BEVERAGE & TOBACCO 0.5%
       Constellation Brands Inc., Term Loan B, 2.00% - 2.813%,
          6/05/13 ....................................................     United States          4,761,162               4,548,609
       Dean Foods Co., Term Loan B, 1.93% - 2.72%, 4/02/14 ...........     United States         11,332,852              10,588,352
                                                                                                                     --------------
                                                                                                                         15,136,961
                                                                                                                     --------------
       HEALTH CARE EQUIPMENT & SERVICES 1.9%
   (h) Bausch and Lomb Inc.,
   (j)    Delayed Draw Term Loan, 3.678% - 4.47%, 4/28/15 ............     United States            543,867                 326,635
          Parent Term Loan B, 4.47%, 4/28/15 .........................     United States          2,864,364               2,489,849
       Community Health Systems Inc.,
          Delayed Draw Term Loan, 2.678%, 7/25/14 ....................     United States          1,040,823                 942,064
          Term Loan, 2.678% - 3.506%, 7/25/14 ........................     United States         20,398,595              18,463,054
       DaVita Inc., Term Loan B-1, 1.93% - 2.74%, 10/05/12 ...........     United States          6,927,000               6,535,195
   (h) DJO Finance LLC, Term Loan B, 3.428% - 4.22%, 5/20/14 .........     United States          7,336,971               6,533,573
       Fresenius Medical Care Holdings Inc., Term Loan B,
          2.514% - 2.674%, 3/31/13 ...................................        Germany             7,897,011               7,545,349
       HCA Inc.,
          Term Loan A-1, 3.22%, 11/19/12 .............................     United States          4,613,123               4,186,432
          Term Loan B-1, 3.47%, 11/18/13 .............................     United States          9,211,321               8,336,245
       LifePoint Hospitals Inc., Term Loan B, 3.88%, 4/15/12 .........     United States          6,152,932               5,844,184
                                                                                                                     --------------
                                                                                                                         61,202,580
                                                                                                                     --------------
       INSURANCE 0.1%
   (h) Conseco Inc., Term Loan, 6.50%, 10/10/13 ......................     United States          2,700,000               1,134,000
                                                                                                                     --------------
       MATERIALS 1.4%
   (h) Celanese U.S. Holdings LLC, Dollar Term Loan, 2.942%,
          4/02/14 ....................................................     United States         13,984,162              12,449,079
       Georgia-Pacific LLC,
   (h)    Additional Term Loan, 2.428% - 3.293%, 12/20/12 ............     United States          3,003,676               2,809,377
          Term Loan B, 2.428% - 3.293%, 12/20/12 .....................     United States         12,061,614              11,281,384


                               Annual Report | 23

Franklin Strategic Series

                                                                             COUNTRY/
       FRANKLIN STRATEGIC INCOME FUND                                      ORGANIZATION     PRINCIPAL AMOUNT(e)           VALUE
       ------------------------------                                    ----------------   -------------------      --------------
(f, g) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       MATERIALS (CONTINUED)
       Nalco Co., Term Loan B, 2.188% - 4.188%, 11/04/10 .............     United States          4,318,089          $    4,276,260
       Novelis Corp., US Term Loan, 3.22%, 7/07/14 ...................     United States          7,101,997               5,109,887
   (h) Rockwood Specialties Group Inc., Term Loan E, 2.178%,
          7/30/12 ....................................................     United States         10,965,564               9,892,507
                                                                                                                     --------------
                                                                                                                         45,818,494
                                                                                                                     --------------
       MEDIA 1.5%
   (h) Cinemark USA Inc., Term Loan, 2.19% - 2.99%, 10/05/13 .........     United States          1,866,018               1,745,505
   (h) CSC Holdings Inc. (Cablevision), Incremental Term Loan,
          2.198%, 3/29/13 ............................................     United States         10,641,539               9,873,358
   (h) DIRECTV Holdings LLC, Term Loan B, 1.928%, 4/13/13 ............     United States          6,880,100               6,562,679
   (h) Discovery Communications Inc., Term Loan B, 4.25%,
          5/14/14 ....................................................     United States          6,167,347               5,794,222
       Metro-Goldwyn-Mayer Inc., Term Loan B, 3.678%, 4/08/12 ........     United States          5,664,418               2,777,927
       Regal Cinemas Corp., Term Loan, 4.97%, 10/27/13 ...............     United States          8,231,853               7,955,312
   (k) Tribune Co., Incremental Term Loan, 5.25%, 5/14/14 ............     United States         10,984,928               2,833,200
       UPC Financing Partnership, Term Loan N, 2.315%, 12/31/14 ......      Netherlands          12,387,944              11,474,333
                                                                                                                     --------------
                                                                                                                         49,016,536
                                                                                                                     --------------
       SOFTWARE & SERVICES 0.6%
       Affiliated Computer Services Inc., Additional Term Loan,
          2.428% - 2.495%, 3/20/13 ...................................     United States          8,961,619               8,471,222
       Lender Processing Services Inc., Term Loan B, 2.928%,
          7/02/14 ....................................................     United States          1,090,068               1,061,454
       SunGard Data Systems Inc., New U.S. Term Loan,
          2.21% - 2.99%, 2/28/14 .....................................     United States         11,067,514               9,989,969
                                                                                                                     --------------
                                                                                                                         19,522,645
                                                                                                                     --------------
       TELECOMMUNICATION SERVICES 0.7%
       Hawaiian Telecom Communications Inc., Term Loan C, 2.989%,
          6/01/14 ....................................................     United States          4,004,841               2,005,756
       Intelsat Corp. (Panamsat),
          Incremental Term Loan B-2-A, 2.989%, 1/03/14 ...............     United States            276,325                 252,991
          Incremental Term Loan B-2-B, 2.989%, 1/03/14 ...............     United States            276,241                 252,914
          Incremental Term Loan B-2-C, 2.989%, 1/03/14 ...............     United States            276,241                 252,914
   (h)    Tranche B-2-A, 2.989%, 1/03/14 .............................     United States          2,527,805               2,314,347
   (h)    Tranche B-2-B, 2.989%, 1/03/14 .............................     United States          2,527,038               2,313,644
   (h)    Tranche B-2-C, 2.989%, 1/03/14 .............................     United States          2,527,038               2,313,644
       NTELOS Inc., Term Loan B-1, 2.68%, 8/24/11 ....................     United States          2,278,272               2,172,334
   (h) Windstream Corp., Tranche B-1, 1.95% - 2.62%, 7/17/13 .........     United States         11,452,896              10,746,035
                                                                                                                     --------------
                                                                                                                         22,624,579
                                                                                                                     --------------
       UTILITIES 0.3%
       NRG Energy Inc.,
          Credit Link, 1.12%, 2/01/13 ................................     United States          3,737,393               3,487,844
          Term Loan, 2.72%, 2/01/13 ..................................     United States          6,998,863               6,531,542
                                                                                                                     --------------
                                                                                                                         10,019,386
                                                                                                                     --------------
       TOTAL SENIOR FLOATING RATE INTERESTS
          (COST $326,581,712) ........................................                                                  307,282,541
                                                                                                                     --------------


                               24 | Annual Report

Franklin Strategic Series

                                                                             COUNTRY/
       FRANKLIN STRATEGIC INCOME FUND                                      ORGANIZATION     PRINCIPAL AMOUNT(e)           VALUE
       ------------------------------                                    ----------------   -------------------      --------------
       CORPORATE BONDS 40.2%
       AUTOMOBILES & COMPONENTS 0.6%
       Ford Motor Credit Co. LLC, senior note,
           9.75%, 9/15/10 ............................................     United States          5,000,000          $    4,501,570
           9.875%, 8/10/11 ...........................................     United States         11,000,000               9,630,940
   (d) TRW Automotive Inc., senior note, 144A, 7.25%, 3/15/17 ........     United States          8,000,000               4,320,000
                                                                                                                     --------------
                                                                                                                         18,452,510
                                                                                                                     --------------
       BANKS 1.6%
       BB&T Capital Trust IV, junior sub. bond, 6.82%, 6/12/77 .......     United States          9,600,000               5,800,301
   (h) BB&T Corp., senior note, 6.85%, 4/30/19 .......................     United States          2,500,000               2,439,347
(d, l) BNP Paribas, 144A, 7.195%, Perpetual ..........................        France             10,000,000               6,502,700
       HSBC Holdings PLC, sub. note, 6.50%, 9/15/37 ..................    United Kingdom         10,000,000               8,557,430
       Svensk Exportkredit AB, senior note, 7.625%, 6/30/14 ..........        Sweden              3,780,000 NZD           2,204,751
       UBS AG Stamford, senior note, 5.875%, 12/20/17 ................     United States         10,000,000               8,785,430
       Wells Fargo & Co., senior note, 5.625%, 12/11/17 ..............     United States          5,000,000               4,669,335
   (l) Wells Fargo Capital XIII, pfd., 7.70%, Perpetual ..............     United States          8,000,000               5,240,000
   (l) Wells Fargo Capital XV, pfd., 9.75%, Perpetual ................     United States          6,700,000               5,661,500
                                                                                                                     --------------
                                                                                                                         49,860,794
                                                                                                                     --------------
       CAPITAL GOODS 1.2%
   (d) Allison Transmission Inc., senior note, 144A, 11.00%,
          11/01/15 ...................................................     United States          9,000,000               5,445,000
       Case New Holland Inc., senior note, 7.125%, 3/01/14 ...........     United States          8,500,000               7,480,000
       Ingersoll-Rand Global Holding Co. Ltd., senior note,
          9.50%, 4/15/14 .............................................     United States          4,900,000               5,132,530
       L-3 Communications Corp., senior sub. note,
           5.875%, 1/15/15 ...........................................     United States          4,500,000               4,140,000
           6.375%, 10/15/15 ..........................................     United States          4,000,000               3,810,000
       Nortek Inc., senior note, 10.00%, 12/01/13 ....................     United States            900,000                 580,500
       RBS Global & Rexnord Corp., senior note, 9.50%, 8/01/14 .......     United States          9,000,000               7,402,500
       RSC Equipment Rental Inc., senior note, 9.50%, 12/01/14 .......     United States          9,000,000               5,827,500
                                                                                                                     --------------
                                                                                                                         39,818,030
                                                                                                                     --------------
       COMMERCIAL & PROFESSIONAL SERVICES 0.6%
       ARAMARK Corp., senior note, 8.50%, 2/01/15 ....................     United States         10,000,000               9,600,000
       Iron Mountain Inc., senior sub. note, 8.75%, 7/15/18 ..........     United States          2,600,000               2,652,000
       JohnsonDiversey Holdings Inc., senior disc. note, 10.67%,
          5/15/13 ....................................................     United States          5,000,000               4,000,000
       JohnsonDiversey Inc., senior sub. note, B, 9.625%, 5/15/12 ....     United States          4,000,000               3,810,000
                                                                                                                     --------------
                                                                                                                         20,062,000
                                                                                                                     --------------
       CONSUMER DURABLES & APPAREL 0.9%
       D.R. Horton Inc., senior note, 6.50%, 4/15/16 .................     United States          7,500,000               6,375,000
       Jarden Corp., senior sub. note, 7.50%, 5/01/17 ................     United States          9,000,000               8,010,000
       Jostens IH Corp., senior sub. note, 7.625%, 10/01/12 ..........     United States          7,500,000               7,312,500
       KB Home, senior note,
          6.25%, 6/15/15 .............................................     United States          6,000,000               5,160,000
          7.25%, 6/15/18 .............................................     United States          1,000,000                 830,000
                                                                                                                     --------------
                                                                                                                         27,687,500
                                                                                                                     --------------


                               Annual Report | 25

Franklin Strategic Series

                                                                             COUNTRY/
       FRANKLIN STRATEGIC INCOME FUND                                      ORGANIZATION     PRINCIPAL AMOUNT(e)           VALUE
       ------------------------------                                    ----------------   -------------------      --------------
       CORPORATE BONDS (CONTINUED)
       CONSUMER SERVICES 1.3%
(d, k) Fontainebleau Las Vegas, 144A, 10.25%, 6/15/15 ................     United States          8,000,000          $      320,000
       Host Hotels & Resorts LP, senior note,
          6.875%, 11/01/14 ...........................................     United States          1,000,000                 920,000
          K, 7.125%, 11/01/13 ........................................     United States          6,900,000               6,520,500
          M, 7.00%, 8/15/12 ..........................................     United States          2,000,000               1,910,000
       MGM MIRAGE, senior note,
          6.625%, 7/15/15 ............................................     United States         13,000,000               7,458,750
          7.50%, 6/01/16 .............................................     United States          1,000,000                 565,000
       Pinnacle Entertainment Inc., senior sub. note,
          8.25%, 3/15/12 .............................................     United States          3,300,000               3,234,000
          8.75%, 10/01/13 ............................................     United States          4,200,000               4,074,000
       Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18 .....     United States         10,000,000               6,400,000
       Starwood Hotels & Resorts Worldwide Inc., senior note,
          6.75%, 5/15/18 .............................................     United States         10,000,000               8,665,400
   (k) Station Casinos Inc.,
          senior note, 6.00%, 4/01/12 ................................     United States          1,200,000                 423,000
          senior note, 7.75%, 8/15/16 ................................     United States          3,800,000               1,311,000
          senior sub. note, 6.50%, 2/01/14 ...........................     United States            500,000                  20,000
          senior sub. note, 6.875%, 3/01/16 ..........................     United States          3,800,000                 142,500
                                                                                                                     --------------
                                                                                                                         41,964,150
                                                                                                                     --------------
       DIVERSIFIED FINANCIALS 3.8%
       American Express Co., senior note, 7.00%, 3/19/18 .............     United States          8,000,000               7,599,904
       American Express Credit Corp., senior note, C, 7.30%,
          8/20/13 ....................................................     United States          4,000,000               4,012,316
       Bank of America Corp.,
   (l)    pfd., sub. bond, M, 8.125%, Perpetual ......................     United States         15,000,000               8,537,550
          senior note, 5.65%, 5/01/18 ................................     United States          5,000,000               4,077,125
       Citigroup Inc.,
          senior note, 6.125%, 11/21/17 ..............................     United States          5,000,000               4,128,850
          sub. note, 5.00%, 9/15/14 ..................................     United States         13,500,000               9,262,458
       The Export-Import Bank of Korea, senior note, 8.125%,
          1/21/14 ....................................................      South Korea           7,905,000               8,303,412
       General Electric Capital Corp.,
          senior bond, 5.875%, 1/14/38 ...............................     United States          5,000,000               3,464,305
          senior note, A, 8.50%, 4/06/18 .............................     United States        170,000,000 MXN          10,588,202
   (d) GMAC LLC, senior note, 144A,
          7.25%, 3/02/11 .............................................     United States          2,849,000               2,508,545
          6.875%, 9/15/11 ............................................     United States          8,000,000               6,920,000
          6.875%, 8/28/12 ............................................     United States          2,532,000               2,002,331
       The Goldman Sachs Group Inc.,
   (h)    senior note, 6.00%, 5/01/14 ................................     United States            900,000                 897,873
          sub. note, 6.75%, 10/01/37 .................................     United States         12,500,000               9,449,279
       JPMorgan Chase & Co.,
          6.00%, 1/15/18 .............................................     United States          5,000,000               4,869,265
   (l)    junior sub. note, 1, 7.90%, Perpetual ......................     United States          5,000,000               3,750,000


                               26 | Annual Report

Franklin Strategic Series

                                                                             COUNTRY/
       FRANKLIN STRATEGIC INCOME FUND                                      ORGANIZATION     PRINCIPAL AMOUNT(e)           VALUE
       ------------------------------                                    ----------------   -------------------      --------------
       CORPORATE BONDS (CONTINUED)
       DIVERSIFIED FINANCIALS (CONTINUED)
       JPMorgan Chase Capital XXII, sub. bond, 6.45%, 2/02/37 ........     United States         14,000,000          $   10,129,923
   (k) Lehman Brothers Holdings Inc., senior note, 6.20%, 9/26/14 ....     United States         16,000,000               2,360,000
       Merrill Lynch & Co. Inc., senior note, 6.40%, 8/28/17 .........     United States         10,000,000               8,107,689
       Morgan Stanley, senior note, 6.00%, 4/28/15 ...................     United States         12,000,000              11,348,091
                                                                                                                     --------------
                                                                                                                        122,317,118
                                                                                                                     --------------
       ENERGY 6.0%
       Baker Hughes Inc., senior note, 7.50%, 11/15/18 ...............     United States          8,000,000               9,018,952
       Canadian Natural Resources Ltd., 5.90%, 2/01/18 ...............        Canada             10,000,000               9,356,810
       Chesapeake Energy Corp., senior note,
          7.625%, 7/15/13 ............................................     United States          1,500,000               1,440,000
          9.50%, 2/15/15 .............................................     United States          1,000,000               1,015,000
          6.625%, 1/15/16 ............................................     United States          3,500,000               3,132,500
          6.25%, 1/15/18 .............................................     United States          6,000,000               5,085,000
          7.25%, 12/15/18 ............................................     United States          1,000,000                 880,000
       Compagnie Generale de Geophysique-Veritas, senior note,
          7.50%, 5/15/15 .............................................        France              7,000,000               5,810,000
          7.75%, 5/15/17 .............................................        France              1,800,000               1,449,000
       ConocoPhillips, 5.75%, 2/01/19 ................................     United States         12,000,000              12,272,724
       Copano Energy LLC, senior note,
          8.125%, 3/01/16 ............................................     United States          7,000,000               6,405,000
   (d)    144A, 7.75%, 6/01/18 .......................................     United States          2,000,000               1,760,000
       El Paso Corp., senior note, 12.00%, 12/12/13 ..................     United States          7,200,000               7,848,000
   (d) Kazmunaigaz Finance Sub BV, 144A, 9.125%, 7/02/18 .............      Kazakhstan            6,500,000               5,655,000
       Mariner Energy Inc., senior note, 7.50%, 4/15/13 ..............     United States          9,000,000               7,335,000
       MarkWest Energy Partners LP, senior note,
          6.875%, 11/01/14 ...........................................     United States          8,000,000               6,600,000
          8.75%, 4/15/18 .............................................     United States            800,000                 668,000
       Peabody Energy Corp., senior note, B, 6.875%, 3/15/13 .........     United States          8,000,000               7,880,000
   (d) Petrohawk Energy Corp., senior note, 144A, 10.50%, 8/01/14 ....     United States          9,000,000               9,090,000
   (d) Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14 .....      Switzerland          10,000,000               8,200,000
       Plains Exploration & Production Co., senior note,
          10.00%, 3/01/16 ............................................     United States          1,000,000                 980,000
          7.625%, 6/01/18 ............................................     United States          9,000,000               7,852,500
       Quicksilver Resources Inc., senior note, 8.25%, 8/01/15 .......     United States          9,000,000               7,380,000
   (d) SandRidge Energy Inc., senior note, 144A, 8.00%, 6/01/18 ......     United States          9,000,000               7,920,000
       Smith International Inc., senior note, 9.75%, 3/15/19 .........     United States         10,000,000              10,585,600
       Tesoro Corp., senior note,
          6.25%, 11/01/12 ............................................     United States            500,000                 457,500
          6.50%, 6/01/17 .............................................     United States         10,000,000               8,175,000
       Valero Energy Corp., senior note, 10.50%, 3/15/39 .............     United States          9,500,000              10,522,504
       Weatherford International Ltd., senior note,
          6.00%, 3/15/18 .............................................     United States          8,000,000               6,707,576
          9.625%, 3/01/19 ............................................     United States          2,000,000               2,161,926


                               Annual Report | 27

Franklin Strategic Series

                                                                             COUNTRY/
       FRANKLIN STRATEGIC INCOME FUND                                      ORGANIZATION     PRINCIPAL AMOUNT(e)           VALUE
       ------------------------------                                    ----------------   -------------------      --------------
       CORPORATE BONDS (CONTINUED)
       ENERGY (CONTINUED)
       The Williams Cos. Inc., senior note,
          7.625%, 7/15/19 ............................................     United States          4,000,000          $    3,946,876
          7.875%, 9/01/21 ............................................     United States          4,400,000               4,353,448
          8.75%, 3/15/32 .............................................     United States          1,300,000               1,224,895
   (d) Woodside Finance Ltd., 144A, 8.75%, 3/01/19 ...................       Australia           10,000,000               9,939,600
                                                                                                                     --------------
                                                                                                                        193,108,411
                                                                                                                     --------------
       FOOD & STAPLES RETAILING 0.7%
       CVS Caremark Corp., 6.60%, 3/15/19 ............................     United States          6,100,000               6,524,983
       The Kroger Co.,
          6.15%, 1/15/20 .............................................     United States          7,500,000               7,679,220
          senior note, 7.50%, 1/15/14 ................................     United States          2,500,000               2,788,788
       Supervalu Inc., senior note, 8.00%, 5/01/16 ...................     United States          5,900,000               5,723,000
                                                                                                                     --------------
                                                                                                                         22,715,991
                                                                                                                     --------------
       FOOD, BEVERAGE & TOBACCO 2.9%
       Altria Group Inc.,
          senior bond, 9.25%, 8/06/19 ................................     United States          3,300,000               3,785,242
          senior note, 9.70%, 11/10/18 ...............................     United States          8,000,000               9,363,392
   (d) Anheuser-Busch InBev NV, senior note, 144A, 7.75%,
          1/15/19 ....................................................     United States         12,000,000              12,585,096
   (d) BAT International Finance PLC, senior note, 144A, 9.50%,
          11/15/18 ...................................................    United Kingdom          5,000,000               5,693,945
   (d) Cargill Inc.,
          144A, 5.20%, 1/22/13 .......................................     United States            500,000                 486,778
          144A, 6.00%, 11/27/17 ......................................     United States          7,000,000               6,409,018
          senior note, 144A, 7.35%, 3/06/19 ..........................     United States          3,000,000               2,969,661
       ConAgra Foods Inc., 5.875%, 4/15/14 ...........................     United States          5,800,000               6,031,257
       Dean Foods Inc., senior note, 7.00%, 6/01/16 ..................     United States          9,000,000               8,820,000
       Diageo Capital PLC, senior note, 7.375%, 1/15/14 ..............    United Kingdom          3,100,000               3,447,200
   (d) Dole Food Co. Inc, senior note, 144A, 13.875%, 3/15/14 ........     United States          9,000,000               9,517,500
   (d) JBS USA LLC, senior note, 144A, 11.625%, 5/01/14 ..............     United States          9,000,000               8,640,000
       Reynolds American Inc., senior secured note, 7.625%,
          6/01/16 ....................................................     United States          7,500,000               6,693,750
       Smithfield Foods Inc., senior note, 7.75%,
          5/15/13 ....................................................     United States          1,700,000               1,207,000
          7/01/17 ....................................................     United States          3,300,000               2,145,000
   (d) Tyson Foods Inc., senior note, 144A, 10.50%, 3/01/14 ..........     United States          5,100,000               5,355,000
                                                                                                                     --------------
                                                                                                                         93,149,839
                                                                                                                     --------------
       HEALTH CARE EQUIPMENT & SERVICES 3.0%
       Coventry Health Care Inc., senior note,
          6.30%, 8/15/14 .............................................     United States          5,200,000               3,828,058
          5.95%, 3/15/17 .............................................     United States          2,800,000               1,795,066
       DaVita Inc., senior sub. note, 7.25%, 3/15/15 .................     United States          9,500,000               9,333,750
       FMC Finance III SA, senior note, 6.875%, 7/15/17 ..............        Germany             7,500,000               7,387,500
       Fresenius Medical Care Capital Trust IV, 7.875%, 6/15/11 ......        Germany             2,000,000               2,050,000
   (d) Fresenius US Finance II, senior note, 144A, 9.00%, 7/15/15 ....        Germany             5,000,000               5,300,000


                               28 | Annual Report

Franklin Strategic Series

                                                                             COUNTRY/
       FRANKLIN STRATEGIC INCOME FUND                                      ORGANIZATION     PRINCIPAL AMOUNT(e)           VALUE
       ------------------------------                                    ----------------   -------------------      --------------
       CORPORATE BONDS (CONTINUED)
       HEALTH CARE EQUIPMENT & SERVICES (CONTINUED)
       HCA Inc.,
          senior note, 6.50%, 2/15/16 ................................     United States          3,000,000          $    2,325,000
          senior secured note, 9.125%, 11/15/14 ......................     United States         10,000,000               9,925,000
   (i)    senior secured note, PIK, 9.625%, 11/15/16 .................     United States          4,000,000               3,720,000
       Medco Health Solutions Inc., 7.125%, 3/15/18 ..................     United States         10,000,000               9,908,420
       Quest Diagnostics Inc., 6.40%, 7/01/17 ........................     United States          8,500,000               8,239,849
       Tenet Healthcare Corp., senior note,
          9.875%, 7/01/14 ............................................     United States          4,500,000               4,207,500
   (d)    144A, 9.00%, 5/01/15 .......................................     United States          2,500,000               2,537,500
   (d)    144A, 10.00%, 5/01/18 ......................................     United States          3,000,000               3,135,000
   (i)    United Surgical Partners International Inc., senior
          sub. note, PIK, 9.25%, 5/01/17 .............................     United States          9,000,000               6,750,000
(f, i) U.S. Oncology Holdings Inc., senior note, PIK, FRN,
          6.904%, 3/15/12 ............................................     United States          9,434,000               5,577,852
       Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%,
          10/01/14 ...................................................     United States          9,000,000               8,617,500
                                                                                                                     --------------
                                                                                                                         94,637,995
                                                                                                                     --------------
       INSURANCE 0.3%
(d, f) MetLife Capital Trust X, secured bond, 144A, FRN, 9.25%,
          4/08/68 ....................................................     United States          1,900,000               1,218,113
       MetLife Inc.,
          7.717%, 2/15/19 ............................................     United States          3,000,000               3,014,151
   (f)    junior sub. note, FRN, 6.40%, 12/15/66 .....................     United States          8,000,000               4,371,129
          senior note, A, 6.817%, 8/15/18 ............................     United States          2,000,000               1,891,062
                                                                                                                     --------------
                                                                                                                         10,494,455
                                                                                                                     --------------
       MATERIALS 2.4%
   (d) Anglo American Capital PLC, senior note, 144A, 9.375%,
          4/08/14 ....................................................    United Kingdom          8,200,000               8,359,213
       Crown Americas Inc., senior note, 7.75%, 11/15/15 .............     United States          9,000,000               9,180,000
       Freeport-McMoRan Copper & Gold Inc., senior note, 8.375%,
          4/01/17 ....................................................     United States          8,000,000               7,851,120
       Huntsman International LLC, senior sub. note, 7.875%,
          11/15/14 ...................................................     United States          9,000,000               5,985,000
   (d) Ineos Group Holdings PLC, senior secured note, 144A, 8.50%,
          2/15/16 ....................................................    United Kingdom         11,000,000               1,705,000
   (d) MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17 ........     United States          8,500,000               4,250,000
       Nalco Co., senior sub. note, 8.875%, 11/15/13 .................     United States          9,000,000               9,090,000
       NewPage Corp., senior secured note, 10.00%, 5/01/12 ...........     United States          9,000,000               4,275,000
       Novelis Inc., senior note, 7.25%, 2/15/15 .....................        Canada                100,000                  52,500
       Owens-Brockway Glass Container Inc., senior note, 6.75%,
          12/01/14 ...................................................     United States          8,000,000               7,820,000
       Owens-Illinois Inc., senior note, 7.80%, 5/15/18 ..............     United States          1,000,000                 977,500
       RPM International Inc., 6.50%, 2/15/18 ........................     United States          7,500,000               6,543,990
       Smurfit Kappa Funding PLC, senior sub. note, 7.75%, 4/01/15 ...        Ireland               500,000                 300,000


                               Annual Report | 29

Franklin Strategic Series

                                                                             COUNTRY/
       FRANKLIN STRATEGIC INCOME FUND                                      ORGANIZATION     PRINCIPAL AMOUNT(e)           VALUE
       ------------------------------                                    ----------------   -------------------      --------------
       CORPORATE BONDS (CONTINUED)
       MATERIALS (CONTINUED)
       Solo Cup Co., senior sub. note, 8.50%, 2/15/14 ................     United States          1,500,000          $    1,267,500
   (d) Xstrata Finance Canada Ltd., 144A, 5.80%, 11/15/16 ............    United Kingdom         10,000,000               7,505,390
                                                                                                                     --------------
                                                                                                                         75,162,213
                                                                                                                     --------------
       MEDIA 4.1%
   (d) British Sky Broadcasting Group PLC, senior note, 144A,
          6.10%, 2/15/18 .............................................    United Kingdom         10,000,000               9,116,050
   (k) CanWest Media Inc., senior sub. note, 8.00%, 9/15/12 ..........        Canada              7,500,000               1,987,500
   (k) CCH I LLC, senior secured note, 11.00%, 10/01/15 ..............     United States          4,000,000                 330,000
   (k) CCH II LLC, senior note, 10.25%, 9/15/10 ......................     United States         10,000,000               9,150,000
   (k) CCO Holdings LLC, senior note, 8.75%, 11/15/13 ................     United States          1,000,000                 872,500
       Comcast Corp., senior note, 6.30%, 11/15/17 ...................     United States         10,000,000              10,204,420
       CSC Holdings Inc.,
          senior deb., 7.625%, 7/15/18 ...............................     United States          6,000,000               5,790,000
          senior note, 6.75%, 4/15/12 ................................     United States            600,000                 589,500
   (d)    senior note, 144A, 8.50%, 4/15/14 ..........................     United States          2,000,000               2,050,000
(k, m) Dex Media Inc.,
          senior disc. note, 9.00%, 11/15/13 .........................     United States          2,000,000                 250,000
          senior note, B, 8.00%, 11/15/13 ............................     United States          6,000,000                 750,000
(k, m) Dex Media West Finance, senior sub. note, 9.875%, 8/15/13 .....     United States          4,000,000               1,150,000
       DIRECTV Holdings LLC, senior note, 7.625%, 5/15/16 ............     United States          7,500,000               7,462,500
       EchoStar DBS Corp., senior note,
          6.375%, 10/01/11 ...........................................     United States          5,500,000               5,348,750
          7.125%, 2/01/16 ............................................     United States          5,000,000               4,700,000
   (k) Idearc Inc., senior note, 8.00%, 11/15/16 .....................     United States          9,000,000                 191,250
       Lamar Media Corp.,
   (d)    senior note, 144A, 9.75%, 4/01/14 ..........................     United States          1,000,000               1,010,000
          senior sub. note, 7.25%, 1/01/13 ...........................     United States          7,500,000               6,750,000
          senior sub. note, B, 6.625%, 8/15/15 .......................     United States          1,500,000               1,155,000
       Liberty Media Corp., senior note, 5.70%, 5/15/13 ..............     United States          9,000,000               7,608,960
       LIN Television Corp., senior sub. note, 6.50%, 5/15/13 ........     United States          8,500,000               4,972,500
       Quebecor Media Inc., senior note, 7.75%, 3/15/16 ..............        Canada              9,000,000               7,560,000
       Radio One Inc., senior sub. note, 6.375%, 2/15/13 .............     United States          8,000,000               1,490,000
       Reed Elsevier PLC, senior note, 8.625%, 1/15/19 ...............    United Kingdom         10,000,000              10,486,200
       Time Warner Cable Inc., senior note,
          8.25%, 2/14/14 .............................................     United States          3,000,000               3,295,647
          6.75%, 7/01/18 .............................................     United States          9,000,000               9,127,620
       Time Warner Inc., 7.625%, 4/15/31 .............................     United States          9,000,000               8,166,717
(d, i) Univision Communications Inc., senior note, 144A, PIK,
          9.75%, 3/15/15 .............................................     United States          7,500,000               1,200,000
       Viacom Inc., senior note, 6.875%, 4/30/36 .....................     United States         12,000,000               9,822,840
                                                                                                                     --------------
                                                                                                                        132,587,954
                                                                                                                     --------------
       PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.9%
       Pfizer Inc., senior note, 6.20%, 3/15/19 ......................     United States         12,000,000              12,920,880
   (d) Roche Holdings Inc., 144A, 6.00%, 3/01/19 .....................     United States         14,000,000              14,583,562
                                                                                                                     --------------
                                                                                                                         27,504,442
                                                                                                                     --------------


                               30 | Annual Report

Franklin Strategic Series

                                                                             COUNTRY/
       FRANKLIN STRATEGIC INCOME FUND                                      ORGANIZATION     PRINCIPAL AMOUNT(e)           VALUE
       ------------------------------                                    ----------------   -------------------      --------------
       CORPORATE BONDS (CONTINUED)
       REAL ESTATE 0.5%
       Forest City Enterprises Inc., senior note, 7.625%, 6/01/15 ....     United States          6,600,000          $    3,201,000
       Simon Property Group LP, senior note, 10.35%, 4/01/19 .........     United States         12,000,000              12,544,680
                                                                                                                     --------------
                                                                                                                         15,745,680
                                                                                                                     --------------
       RETAILING 0.4%
       Dollar General Corp., senior note, 10.625%, 7/15/15 ...........     United States          8,000,000               8,360,000
       Michaels Stores Inc., senior note, 10.00%, 11/01/14 ...........     United States          8,500,000               5,185,000
                                                                                                                     --------------
                                                                                                                         13,545,000
                                                                                                                     --------------
       SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.1%
       Freescale Semiconductor Inc., senior note, 8.875%, 12/15/14 ...     United States          7,000,000               2,415,000
                                                                                                                     --------------
       SOFTWARE & SERVICES 0.4%
       SunGard Data Systems Inc.,
          senior note, 9.125%, 8/15/13 ...............................     United States          6,000,000               5,760,000
          senior sub. note, 10.25%, 8/15/15 ..........................     United States          7,000,000               6,125,000
                                                                                                                     --------------
                                                                                                                         11,885,000
                                                                                                                     --------------
       TECHNOLOGY HARDWARE & EQUIPMENT 0.4%
       Celestica Inc., senior sub. note, 7.625%, 7/01/13 .............        Canada              5,400,000               5,157,000
(d, k) Nortel Networks Ltd., senior note, 144A, 10.75%, 7/15/16 ......        Canada              8,000,000               2,160,000
       Sanmina-SCI Corp.,
(d, f)    senior note, 144A, FRN, 4.07%, 6/15/14 .....................     United States          2,000,000               1,390,000
          senior sub. note, 6.75%, 3/01/13 ...........................     United States          4,300,000               2,451,000
          senior sub. note, 8.125%, 3/01/16 ..........................     United States          2,000,000               1,020,000
                                                                                                                     --------------
                                                                                                                         12,178,000
                                                                                                                     --------------
       TELECOMMUNICATION SERVICES 3.9%
       AT&T Corp., senior note, 6.70%, 11/15/13 ......................     United States         10,000,000              11,181,995
       AT&T Inc., 5.80%, 2/15/19 .....................................     United States          2,000,000               2,038,658
   (d) CC Holdings GS V LLC, senior secured note, 144A, 7.75%,
          5/01/17 ....................................................     United States          1,400,000               1,421,000
       Crown Castle International Corp., senior note, 9.00%,
          1/15/15 ....................................................     United States          8,000,000               8,200,000
   (d) Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15 ........        Jamaica             9,000,000               6,570,000
       Embarq Corp., senior note, 7.082%, 6/01/16 ....................     United States          7,000,000               6,729,149
       Inmarsat Finance PLC, senior note, 10.375%, 11/15/12 ..........    United Kingdom          9,000,000               9,270,000
       Intelsat Bermuda Ltd., senior note, 11.25%, 6/15/16 ...........        Bermuda             3,500,000               3,596,250
   (d) Intelsat Subsidiary Holding Co. Ltd., senior note, 144A, 8.50%,
          1/15/13 ....................................................        Bermuda            10,000,000               9,950,000
       MetroPCS Wireless Inc., senior note, 9.25%, 11/01/14 ..........     United States          9,000,000               9,056,250
       Millicom International Cellular SA, senior note, 10.00%,
          12/01/13 ...................................................      Luxembourg            8,000,000               8,040,000
       Qwest Communications International Inc., senior note, 7.50%,
          2/15/14 ....................................................     United States          7,500,000               6,993,750
   (d) Qwest Corp., senior note, 144A, 8.375%, 5/01/16 ...............     United States          3,900,000               3,900,000


                               Annual Report | 31

Franklin Strategic Series

                                                                             COUNTRY/
       FRANKLIN STRATEGIC INCOME FUND                                      ORGANIZATION     PRINCIPAL AMOUNT(e)           VALUE
       ------------------------------                                    ----------------   -------------------      --------------
       CORPORATE BONDS (CONTINUED)
       TELECOMMUNICATION SERVICES (CONTINUED)
       Telecom Italia Capital, senior note,
          4.95%, 9/30/14 .............................................         Italy              9,000,000          $    8,333,280
          6.999%, 6/04/18 ............................................         Italy              1,500,000               1,414,362
       Verizon Communications Inc., 6.10%, 4/15/18 ...................     United States          4,000,000               4,099,476
       Verizon New York Inc., senior deb.,
          A, 6.875%, 4/01/12 .........................................     United States          5,000,000               5,215,860
          B, 7.375%, 4/01/32 .........................................     United States          1,500,000               1,384,874
   (d) Verizon Wireless Capital LLC, 144A,
          7.375%, 11/15/13 ...........................................     United States          5,000,000               5,571,805
          5.55%, 2/01/14 .............................................     United States          3,000,000               3,152,319
   (d) Wind Acquisition Finance SA, senior note, 144A, 10.75%,
          12/01/15 ...................................................         Italy              9,000,000               9,405,000
                                                                                                                     --------------
                                                                                                                        125,524,028
                                                                                                                     --------------
       TRANSPORTATION 0.1%
   (d) Ceva Group PLC, senior note, 144A, 10.00%, 9/01/14 ............    United Kingdom          9,000,000               4,500,000
                                                                                                                     --------------
       UTILITIES 4.1%
       The AES Corp., senior note,
          8.00%, 10/15/17 ............................................     United States          8,000,000               7,360,000
   (d)    144A, 8.00%, 6/01/20 .......................................     United States          2,000,000               1,760,000
       CenterPoint Energy Inc., senior note,
          6.125%, 11/01/17 ...........................................     United States          7,500,000               6,607,350
          6.50%, 5/01/18 .............................................     United States          1,500,000               1,285,377
       Dominion Resources Inc., 6.40%, 6/15/18 .......................     United States          8,000,000               8,283,880
       Duke Energy Corp., senior note, 6.30%, 2/01/14 ................     United States         10,000,000              10,562,690
       Dynegy Holdings Inc., senior note, 8.375%, 5/01/16 ............     United States         10,000,000               8,050,000
   (d) E.ON International Finance BV, 144A, 5.80%, 4/30/18 ...........        Germany             8,000,000               7,977,784
       Edison Mission Energy, senior note, 7.00%, 5/15/17 ............     United States          8,000,000               6,080,000
   (d) Electricite De France, 144A, 6.50%, 1/26/19 ...................        France             10,000,000              10,791,290
   (d) Enel Finance International, senior bond, 144A, 6.25%,
          9/15/17 ....................................................      Luxembourg            3,300,000               3,048,718
   (d) Intergen NV, senior secured note, 144A, 9.00%, 6/30/17 ........      Netherlands           9,000,000               8,595,000
       Mirant North America LLC, senior note, 7.375%, 12/31/13 .......     United States          9,000,000               8,707,500
       NRG Energy Inc., senior note,
          7.25%, 2/01/14 .............................................     United States          2,500,000               2,418,750
          7.375%, 2/01/16 ............................................     United States          6,000,000               5,790,000
          7.375%, 1/15/17 ............................................     United States          2,500,000               2,393,750
       PG&E Corp., senior note, 5.75%, 4/01/14 .......................     United States         10,000,000              10,221,023
       Sempra Energy, senior note, 9.80%, 2/15/19 ....................     United States          9,450,000              10,800,934
       Texas Competitive Electric Holdings Co. LLC, senior note, A,
          10.25%, 11/01/15 ...........................................     United States         16,000,000               9,160,000
                                                                                                                     --------------
                                                                                                                        129,894,046
                                                                                                                     --------------
       TOTAL CORPORATE BONDS (COST $1,433,459,035) ...................                                                1,285,210,156
                                                                                                                     --------------
       CONVERTIBLE BONDS (COST $5,233,927) 0.2%
       PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.2%
       Mylan Inc., cvt., senior note, 1.25%, 3/15/12 .................     United States          6,000,000               5,332,500
                                                                                                                     --------------


                               32 | Annual Report

Franklin Strategic Series

                                                                             COUNTRY/
       FRANKLIN STRATEGIC INCOME FUND                                      ORGANIZATION     PRINCIPAL AMOUNT(e)           VALUE
       ------------------------------                                    ----------------   -------------------      --------------
       ASSET-BACKED SECURITIES AND COMMERCIAL
       MORTGAGE-BACKED SECURITIES 6.4%
       BANKS 3.8%
   (f) Banc of America Commercial Mortgage Inc., 2005-6, A4, FRN,
          5.179%, 9/10/47 ............................................     United States          8,000,000          $    6,957,150
   (f) Citibank Credit Card Issuance Trust, 2005-A3, A3, FRN, 0.51%,
          4/24/14 ....................................................     United States         13,000,000              11,925,793
       Citigroup/Deutsche Bank Commercial Mortgage Trust,
   (f)    2005-CD1, A4, FRN, 5.399%, 7/15/44 .........................     United States          5,440,000               4,756,138
          2006-CD3, A5, 5.617%, 10/15/48 .............................     United States         22,000,000              18,293,284
       Countrywide Asset-Backed Certificates,
          2004-7, AF4, 4.774%, 8/25/32 ...............................     United States            186,030                 184,841
          2005-11, AF4, 5.21%, 3/25/34 ...............................     United States          2,800,000               1,163,684
       GE Capital Commercial Mortgage Corp., 2003-C1, A4, 4.819%,
          1/10/38 ....................................................     United States          1,827,831               1,706,180
       Greenwich Capital Commercial Funding Corp.,
          2004-GG1, A7, 5.317%, 6/10/36 ..............................     United States         10,714,000               9,902,487
          2005-GG5, A5, 5.224%, 4/10/37 ..............................     United States         20,380,000              17,571,149
   (f)    2006-GG7, A4, FRN, 5.916%, 7/10/38 .........................     United States         12,000,000              10,065,368
       GS Mortgage Securities Corp. II,
          2003-C1, A3, 4.608%, 1/10/40 ...............................     United States          3,965,000               3,782,336
   (f)    2006-GG6, A4, FRN, 5.553%, 4/10/38 .........................     United States         10,000,000               8,474,719
          2006-GG8, A4, 5.56%, 11/10/39 ..............................     United States          5,000,000               4,120,963
       LB-UBS Commercial Mortgage Trust,
   (f)    2002-C2, A4, FRN, 5.594%, 6/15/31 ..........................     United States          5,000,000               4,899,353
          2006-C1, A4, 5.156%, 2/15/31 ...............................     United States         13,250,000              10,982,565
   (f) Morgan Stanley Capital I Trust, 2004-IQ7, A4, FRN, 5.538%,
          6/15/38 ....................................................     United States          7,000,000               6,551,909
                                                                                                                     --------------
                                                                                                                        121,337,919
                                                                                                                     --------------
       DIVERSIFIED FINANCIALS 2.6%
   (f) American Express Credit Account Master Trust,
          2004-4, A, FRN, 0.541%, 3/15/12 ............................     United States          3,000,000               2,975,962
          2008-1, A, FRN, 0.901%, 8/15/13 ............................     United States          8,200,000               7,800,328
   (f) Chase Issuance Trust,                                     .
          2005-A9, A9, FRN, 0.471%, 11/15/11 .........................     United States          2,000,000               1,994,879
          2007-A9, A9, FRN, 0.481%, 6/16/14 ..........................     United States         12,000,000              11,111,153
          sub. note, 2006-A7, A, FRN, 0.461%, 2/15/13 ................     United States          4,000,000               3,879,560
       Citigroup Commercial Mortgage Trust, 2008-C7, A4, 6.095%,
          12/10/49 ...................................................     United States         19,150,000              15,550,784
       JPMorgan Chase Commercial Mortgage Securities Corp.,
   (f)    2004-CB9, A4, FRN, 5.369%, 6/12/41 .........................     United States          8,871,306               7,909,049
          2004-LN2, A2, 5.115%, 7/15/41 ..............................     United States            807,292                 716,605
   (f)    2005-LDP5, A4, FRN, 5.344%, 12/15/44 .......................     United States         11,700,000              10,122,646
   (d) Keystone Owner Trust, 1997-P3, M2, 144A, 7.98%,
          12/25/24 ...................................................     United States              6,342                   6,314
   (f) MBNA Credit Card Master Note Trust, 2005-A4, A4, FRN,
          0.491%, 11/15/12 ...........................................     United States          6,000,000               5,901,013


                               Annual Report | 33

Franklin Strategic Series

                                                                             COUNTRY/
       FRANKLIN STRATEGIC INCOME FUND                                      ORGANIZATION     PRINCIPAL AMOUNT(e)           VALUE
       ------------------------------                                    ----------------   -------------------      --------------
       ASSET-BACKED SECURITIES AND COMMERCIAL
       MORTGAGE-BACKED SECURITIES (CONTINUED)
       DIVERSIFIED FINANCIALS (CONTINUED)
   (f) MBNA Master Credit Card Trust II, 1997-B, A, FRN, 0.611%,
          8/15/14 ....................................................     United States         15,000,000          $   14,025,430
       Residential Asset Securities Corp., 2004-KS1, AI4, 4.213%,
          4/25/32 ....................................................     United States            232,877                 187,899
                                                                                                                     --------------
                                                                                                                         82,181,622
                                                                                                                     --------------
       TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL
          MORTGAGE-BACKED SECURITIES (COST $225,556,918) .............                                                  203,519,541
                                                                                                                     --------------
       MORTGAGE-BACKED SECURITIES 11.4%
   (f) FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE
          0.0%(c)
       FHLMC, 4.073%, 1/01/33 ........................................     United States            294,388                 293,604
                                                                                                                     --------------
       FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 4.3%
       FHLMC Gold 15 Year, 4.50%, 10/01/18 - 9/01/19 .................     United States          5,153,547               5,321,447
       FHLMC Gold 15 Year, 5.00%, 12/01/17 - 7/01/22 .................     United States         11,167,283              11,586,432
       FHLMC Gold 15 Year, 5.50%, 7/01/17 - 2/01/19 ..................     United States            841,599                 879,351
       FHLMC Gold 15 Year, 6.50%, 4/01/11 ............................     United States                317                     335
       FHLMC Gold 15 Year, 7.00%, 9/01/11 ............................     United States                407                     425
       FHLMC Gold 30 Year, 5.00%, 3/01/34 - 9/01/38 ..................     United States         33,543,055              34,531,697
       FHLMC Gold 30 Year, 5.50%, 6/01/33 - 7/01/38 ..................     United States         27,101,979              28,079,919
       FHLMC Gold 30 Year, 6.00%, 6/01/33 - 6/01/38 ..................     United States         30,272,792              31,669,696
       FHLMC Gold 30 Year, 6.50%, 10/01/21 - 8/01/38 .................     United States         23,559,399              24,994,344
       FHLMC Gold 30 Year, 7.00%, 9/01/21 - 8/01/32 ..................     United States            210,875                 226,903
       FHLMC Gold 30 Year, 7.50%, 4/01/24 - 1/01/31 ..................     United States             36,799                  40,115
       FHLMC Gold 30 Year, 8.00%, 11/01/25 - 1/01/26 .................     United States                797                     877
       FHLMC Gold 30 Year, 9.00%, 12/01/24 ...........................     United States                336                     376
                                                                                                                     --------------
                                                                                                                        137,331,917
                                                                                                                     --------------
   (f) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE
          0.1%
       FNMA, 4.571%, 4/01/20 .........................................     United States            271,888                 275,420
       FNMA, 4.634%, 12/01/34 ........................................     United States          1,307,590               1,318,845
                                                                                                                     --------------
                                                                                                                          1,594,265
                                                                                                                     --------------
       FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 6.7%
       FNMA 15 Year, 4.50%, 3/01/20 ..................................     United States          1,147,698               1,183,743
       FNMA 15 Year, 5.00%, 1/01/18 - 6/01/18 ........................     United States          1,471,370               1,534,621
       FNMA 15 Year, 5.50%, 3/01/14 - 4/01/21 ........................     United States          5,256,808               5,483,155
       FNMA 15 Year, 6.00%, 4/01/13 - 10/01/16 .......................     United States            182,877                 193,027
       FNMA 15 Year, 6.50%, 4/01/11 - 6/01/13 ........................     United States             13,065                  13,833
       FNMA 15 Year, 7.50%, 10/01/14 .................................     United States             14,325                  15,185
       FNMA 30 Year, 4.50%, 4/01/39 ..................................     United States         22,500,000              22,885,425
       FNMA 30 Year, 5.00%, 4/01/34 - 6/01/38 ........................     United States         55,313,967              56,963,969
       FNMA 30 Year, 5.50%, 9/01/33 - 6/01/37 ........................     United States         46,215,608              47,995,800
       FNMA 30 Year, 6.00%, 6/01/34 - 11/01/37 .......................     United States         47,195,807              49,486,773
       FNMA 30 Year, 6.50%, 1/01/24 - 10/01/37 .......................     United States         28,136,937              29,871,611
       FNMA 30 Year, 7.50%, 12/01/28 - 10/01/29 ......................     United States             34,374                  37,489
       FNMA 30 Year, 8.00%, 1/01/25 - 6/01/26 ........................     United States             17,689                  19,371
       FNMA 30 Year, 8.50%, 7/01/25 ..................................     United States                725                     795
                                                                                                                     --------------
                                                                                                                        215,684,797
                                                                                                                     --------------


                               34 | Annual Report

Franklin Strategic Series

                                                                             COUNTRY/
       FRANKLIN STRATEGIC INCOME FUND                                      ORGANIZATION     PRINCIPAL AMOUNT(e)           VALUE
       ------------------------------                                    ----------------   -------------------      --------------
       MORTGAGE-BACKED SECURITIES (CONTINUED)
       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 0.3%
       GNMA I SF 30 Year, 5.00%, 6/15/34 - 7/15/34 ...................     United States          1,285,453          $    1,335,686
       GNMA I SF 30 Year, 5.50%, 2/15/33 - 6/15/36 ...................     United States          4,041,312               4,215,044
       GNMA I SF 30 Year, 6.00%, 8/15/36 .............................     United States            610,989                 638,375
       GNMA I SF 30 Year, 6.50%, 3/15/24 - 3/15/32 ...................     United States            269,340                 287,425
       GNMA I SF 30 Year, 7.00%, 11/15/27 - 5/15/28 ..................     United States             52,583                  56,404
       GNMA I SF 30 Year, 7.50%, 9/15/23 - 5/15/27 ...................     United States             15,202                  16,439
       GNMA I SF 30 Year, 8.00%, 2/15/25 - 9/15/27 ...................     United States             13,193                  14,643
       GNMA I SF 30 Year, 8.50%, 8/15/24 .............................     United States                135                     146
       GNMA I SF 30 Year, 9.00%, 1/15/25 .............................     United States                472                     514
       GNMA I SF 30 Year, 9.50%, 6/15/25 .............................     United States                707                     802
       GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33 .................     United States          1,806,451               1,873,204
       GNMA II SF 30 Year, 5.50%, 6/20/34 ............................     United States            941,470                 979,071
       GNMA II SF 30 Year, 6.00%, 11/20/34 ...........................     United States            819,207                 854,850
       GNMA II SF 30 Year, 6.50%, 7/20/28 - 12/20/31 .................     United States            353,308                 377,270
       GNMA II SF 30 Year, 7.50%, 8/20/16 - 4/20/32 ..................     United States            190,735                 203,214
                                                                                                                     --------------
                                                                                                                         10,853,087
                                                                                                                     --------------
       TOTAL MORTGAGE-BACKED SECURITIES
          (COST $350,397,614) ........................................                                                  365,757,670
                                                                                                                     --------------
       U.S. GOVERNMENT AND AGENCY SECURITIES 8.9%
       FHLMC,
          2.125%, 3/23/12 ............................................     United States         11,000,000              11,122,716
          5.00%, 2/16/17 .............................................     United States         11,000,000              12,074,447
          5.625%, 3/15/11 ............................................     United States         15,700,000              16,953,457
          senior note, 4.75%, 3/05/12 ................................     United States         22,000,000              23,871,166
       FNMA,
          1.375%, 4/28/11 ............................................     United States         15,500,000              15,543,353
          4.125%, 4/15/14 ............................................     United States          2,000,000               2,150,216
       U.S. Treasury Bond,
          4.50%, 2/15/16 .............................................     United States         13,100,000              14,708,850
          4.50%, 5/15/17 .............................................     United States          5,000,000               5,587,110
          5.25%, 2/15/29 .............................................     United States          1,750,000               2,021,798
          6.25%, 8/15/23 .............................................     United States          6,800,000               8,519,128
          6.88%, 8/15/25 .............................................     United States          1,000,000               1,355,313
          7.125%, 2/15/23 ............................................     United States         10,200,000              13,703,068
          7.875%, 2/15/21 ............................................     United States          7,200,000              10,058,630
   (n)    Index Linked, 2.375%, 1/15/25 ..............................     United States         18,008,421              17,884,613
       U.S. Treasury Note,
          3.375%, 10/15/09 ...........................................     United States            500,000                 507,208
          3.375%, 6/30/13 ............................................     United States          4,000,000               4,266,876
          3.50%, 12/15/09 ............................................     United States          4,500,000               4,589,649
          4.00%, 8/31/09 .............................................     United States          7,000,000               7,090,510
          4.00%, 4/15/10 .............................................     United States          1,100,000               1,137,598
          4.00%, 11/15/12 ............................................     United States          1,850,000               2,007,685
          4.125%, 8/15/10 ............................................     United States          2,900,000               3,032,428
          4.25%, 8/15/13 .............................................     United States          1,000,000               1,103,751
          4.25%, 11/15/14 ............................................     United States            700,000                 778,094
          4.375%, 8/15/12 ............................................     United States          1,000,000               1,093,438


                               Annual Report | 35

Franklin Strategic Series

                                                                             COUNTRY/
       FRANKLIN STRATEGIC INCOME FUND                                      ORGANIZATION     PRINCIPAL AMOUNT(e)           VALUE
       ------------------------------                                    ----------------   -------------------      --------------
       U.S. GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
       U.S. Treasury Note, (continued)
          4.50%, 9/30/11 .............................................     United States          2,500,000          $    2,700,002
          4.625%, 2/15/17 ............................................     United States          9,400,000              10,594,834
          4.75%, 8/15/17 .............................................     United States          7,000,000               7,937,895
          4.875%, 7/31/11 ............................................     United States          7,250,000               7,867,388
          5.00%, 8/15/11 .............................................     United States          2,100,000               2,292,119
   (n)    Index Linked, 1.625%, 1/15/15 ..............................     United States          3,333,282               3,318,699
   (n)    Index Linked, 2.00%, 1/15/14 ...............................     United States         23,423,310              23,877,137
   (n)    Index Linked, 2.00%, 7/15/14 ...............................     United States         12,155,680              12,417,781
   (n)    Index Linked, 2.00%, 1/15/16 ...............................     United States         11,758,204              11,978,670
   (n)    Index Linked, 2.50%, 7/15/16 ...............................     United States         20,485,506              21,612,209
                                                                                                                     --------------
       TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
          (COST $274,667,699) ........................................                                                  285,757,836
                                                                                                                     --------------
       FOREIGN GOVERNMENT AND AGENCY SECURITIES 15.8%
   (d) Emirate of Abu Dhabi, 144A, 6.75%, 4/08/19 ....................      United Arab
                                                                             Emirates             9,640,000               9,824,182
       European Investment Bank, senior note, 1612/37, 6.50%,
          9/10/14 ....................................................   Supranational(o)        12,905,000 NZD           7,573,765
(f, p) Government of Argentina, senior bond, FRN, 1.683%,
          8/03/12 ....................................................       Argentina          106,878,000              28,295,950
       Government of Indonesia,
          FR10, 13.15%, 3/15/10 ......................................       Indonesia        7,125,000,000 IDR             698,365
          FR17, 13.15%, 1/15/12 ......................................       Indonesia       17,300,000,000 IDR           1,754,924
          FR19, 14.25%, 6/15/13 ......................................       Indonesia       63,035,000,000 IDR           6,610,190
          FR20, 14.275%, 12/15/13 ....................................       Indonesia       28,415,000,000 IDR           3,006,594
          FR26, 11.00%, 10/15/14 .....................................       Indonesia        4,500,000,000 IDR             420,879
          FR28, 10.00%, 7/15/17 ......................................       Indonesia       10,200,000,000 IDR             869,674
          FR34, 12.80%, 6/15/21 ......................................       Indonesia      108,710,000,000 IDR          10,578,298
          FR39, 11.75%, 8/15/23 ......................................       Indonesia       29,150,000,000 IDR           2,629,971
          FR42, 10.25%, 7/15/27 ......................................       Indonesia       86,000,000,000 IDR           6,784,127
          FR47, 10.00%, 2/15/28 ......................................       Indonesia       28,000,000,000 IDR           2,155,880
   (d)    senior bond, 144A, 6.625%, 2/17/37 .........................       Indonesia              940,000                 723,800
   (d)    senior bond, 144A, 7.75%, 1/17/38 ..........................       Indonesia           11,270,000               9,736,716
   (d)    senior bond, 144A, 8.50%, 10/12/35 .........................       Indonesia              945,000                 862,312
   (d)    senior note, 144A, 11.625%, 3/04/19 ........................       Indonesia            2,655,000               3,239,100
   (q) Government of Iraq, Reg S, 5.80%, 1/15/28 .....................         Iraq               3,620,000               1,963,850
       Government of Korea, senior note, 7.125%, 4/16/19 .............      South Korea          11,970,000              12,277,677
       Government of Malaysia,
          3.461%, 7/31/13 ............................................       Malaysia            28,900,000 MYR           8,041,255
          3.756%, 4/28/11 ............................................       Malaysia            53,580,000 MYR          15,442,403
          3.833%, 9/28/11 ............................................       Malaysia             6,150,000 MYR           1,774,413
          4.24%, 2/07/18 .............................................       Malaysia            64,800,000 MYR          18,515,526
       Government of Mexico,
          8.00%, 12/17/15 ............................................        Mexico                725,000(r) MXN        5,427,432
          10.00%, 12/05/24 ...........................................        Mexico              4,035,000(r) MXN       34,680,458
       Government of Poland,
          5.75%, 9/23/22 .............................................        Poland             38,200,000 PLN          10,930,538
          6.25%, 10/24/15 ............................................        Poland             44,475,000 PLN          13,569,301
          0414, 5.75%, 4/25/14 .......................................        Poland             24,040,000 PLN           7,173,423


                               36 | Annual Report

Franklin Strategic Series

                                                                             COUNTRY/
       FRANKLIN STRATEGIC INCOME FUND                                      ORGANIZATION     PRINCIPAL AMOUNT(e)           VALUE
       ------------------------------                                    ----------------   -------------------      --------------
       FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
   (d) Government of Qatar, senior note, 144A, 6.55%, 4/09/19 ........         Qatar              9,810,000          $   10,177,875
       Government of Russia,
   (d)    144A, 7.50%, 3/31/30 .......................................        Russia             14,110,080              13,757,328
   (q)    senior bond, Reg S, 7.50%, 3/31/30 .........................        Russia             56,736,000              55,317,600
       Government of South Africa, senior note, 5.875%, 5/30/22 ......     South Africa          13,645,000              12,610,300
       Government of Sweden,
          4.00%, 12/01/09 ............................................        Sweden            196,050,000 SEK          24,861,032
          5.50%, 10/08/12 ............................................        Sweden             24,960,000 SEK           3,463,375
       Government of Venezuela,
          10.75%, 9/19/13 ............................................       Venezuela            6,450,000               5,192,250
   (q)    senior bond, Reg S, 5.375%, 8/07/10 ........................       Venezuela            7,755,000               6,902,338
       KfW Bankengruppe, senior note, 6.50%, 11/15/11 ................        Germany            10,164,000 NZD           5,988,683
       Korea Development Bank, senior note, 8.00%, 1/23/14 ...........      South Korea          11,695,000              12,298,871
       Korea Treasury Bond,
   (h)    0475-1112, 4.75%, 12/10/11 .................................      South Korea      19,030,723,000 KRW          15,349,186
          0525-1209, 5.25%, 9/10/12 ..................................      South Korea      15,100,000,000 KRW          12,344,718
          0525-2703, 5.25%, 3/10/27 ..................................      South Korea      11,439,641,000 KRW           9,001,048
          0550-1709, 5.50%, 9/10/17 ..................................      South Korea      23,470,000,000 KRW          19,510,815
          0575-1809, 5.75%, 9/10/18 ..................................      South Korea       3,500,000,000 KRW           2,984,164
       New South Wales Treasury Corp., senior note, 5.50%,
          3/01/17 ....................................................       Australia           12,025,000 AUD           8,729,273
       Nota Do Tesouro Nacional,
          10.082%, 1/01/12 ...........................................        Brazil                 15,300(s) BRL        6,766,635
          10.082%, 1/01/14 ...........................................        Brazil                  5,200(s) BRL        2,170,646
          10.082%, 1/01/17 ...........................................        Brazil                 60,650(s) BRL       23,805,284
   (t)    Index Linked, 6.00%, 5/15/15 ...............................        Brazil                  8,700(s) BRL        6,797,682
   (t)    Index Linked, 6.00%, 5/15/45 ...............................        Brazil                  3,570(s) BRL        2,560,230
       Province of Manitoba, 6.375%, 9/01/15 .........................        Canada              3,000,000 NZD           1,673,970
       Province of Ontario, 6.25%, 6/16/15 ...........................        Canada              2,826,000 NZD           1,608,498
       Queensland Treasury Corp.,
          13, 6.00%, 8/14/13 .........................................       Australia            2,045,000 AUD           1,552,893
          17, 6.00%, 9/14/17 .........................................       Australia            4,090,000 AUD           3,055,649
   (d)    144A, 7.125%, 9/18/17 ......................................       Australia           15,990,000 NZD           9,709,671
                                                                                                                     --------------
       TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
          (COST $558,647,016) ........................................                                                  503,751,017
                                                                                                                     --------------
       MUNICIPAL BONDS 2.8%
       Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay
          Area, Refunding, Series F1, 5.00%, 4/01/39 .................     United States            880,000                 866,527
       California State GO,
          6.00%, 4/01/38 .............................................     United States         20,000,000              20,693,000
          Refunding, 5.00%, 4/01/38 ..................................     United States         35,000,000              31,829,000
       Chicago Board of Education GO, Refunding, Series C,
          Assured Guaranty, 5.25%, 12/01/26 ..........................     United States          2,625,000               2,759,977
       Chicago GO, Project and Refunding, Series A, FSA Insured,
          5.00%, 1/01/25 .............................................     United States            690,000                 706,822
       District of Columbia University Revenue, Georgetown
          University, Refunding, Series D, BHAC Insured,
          5.50%, 4/01/36 .............................................     United States          2,240,000               2,321,402
       Energy Northwest Electric Revenue, Columbia Generating
          Station, Refunding, Series A, 5.00%, 7/01/24 ...............     United States          2,240,000               2,320,214


                               Annual Report | 37

Franklin Strategic Series

                                                                             COUNTRY/
       FRANKLIN STRATEGIC INCOME FUND                                      ORGANIZATION     PRINCIPAL AMOUNT(e)           VALUE
       ------------------------------                                    ----------------   -------------------      --------------
       MUNICIPAL BONDS (CONTINUED)
       Kentucky State Municipal Power Agency Power System Revenue,
          Prairie State Project, Series A, BHAC Insured, 5.25%,
          9/01/42 ....................................................     United States          3,470,000          $    3,551,927
       Las Vegas Valley Water District GO, Refunding, Series A,
          MBIA Insured, 5.00%, 6/01/26 ...............................     United States            570,000                 574,725
       Lewisville ISD, GO, School Building, 5.00%, 8/15/26 ...........     United States            790,000                 830,495
       Los Angeles USD, GO, Series I, 5.00%,
          7/01/26 ....................................................     United States            265,000                 266,240
          7/01/27 ....................................................     United States            280,000                 278,659
       Matanuska-Susitna Borough Lease Revenue, Goose Greek
          Correctional Center, Assured Guaranty,
          5.50%, 9/01/23 .............................................     United States          2,320,000               2,578,587
          6.00%, 9/01/28 .............................................     United States          2,900,000               3,175,500
       MTA Revenue,
          Series B, Assured Guaranty, 5.25%, 11/15/20 ................     United States          1,120,000               1,229,805
          Transportation, Series A, FSA Insured, 5.50%, 11/15/21 .....     United States          1,060,000               1,198,690
       Metropolitan Water District of Southern California Waterworks
          Revenue, Series A, 5.00%, 7/01/37 ..........................     United States          2,140,000               2,149,823
       Palomar Pomerado Health GO, Election of 2004, Series A,
          MBIA Insured, 5.125%, 8/01/37 ..............................     United States          3,015,000               2,841,246
       Philadelphia GO, Series B, Assured Guaranty, 7.125%,
          7/15/38 ....................................................     United States          1,285,000               1,382,274
       Placentia-Yorba Linda USD, GO, 2008 Election, Series A, 5.25%,
          8/01/32 ....................................................     United States          3,480,000               3,520,333
       Poway USD, GO, Election of 2008, ID 07-1-A, zero cpn.,
          8/01/27 ....................................................     United States          1,025,000                 341,971
          8/01/30 ....................................................     United States          1,025,000                 272,271
          8/01/32 ....................................................     United States          1,280,000                 292,762
          8/01/33 ....................................................     United States            675,000                 143,876
       Regional Transportation District Sales Tax Revenue, Fastracks
          Project, Series A, AMBAC Insured, 5.00%, 11/01/27 ..........     United States            850,000                 878,943
       San Bernardino Community College District GO, Election of 2002,
          Series A,
          6.38%, 8/01/26 .............................................     United States            580,000                 654,866
          6.50%, 8/01/27 .............................................     United States            840,000                 949,494
          6.50%, 8/01/28 .............................................     United States            350,000                 393,393
          6.25%, 8/01/33 .............................................     United States            870,000                 940,905
       San Mateo County Community College District GO, Election of
          2001, Series C, MBIA Insured, zero cpn.,
          9/01/30 ....................................................     United States          2,475,000                 711,959
          3/01/31 ....................................................     United States            675,000                 184,221
                                                                                                                     --------------
       TOTAL MUNICIPAL BONDS (COST $91,301,006) ......................                                                   90,839,907
                                                                                                                     --------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $3,287,010,896) ......................................                                                3,052,972,690
                                                                                                                     --------------


                               38 | Annual Report

Franklin Strategic Series

                                                                             COUNTRY/
       FRANKLIN STRATEGIC INCOME FUND                                      ORGANIZATION     PRINCIPAL AMOUNT(e)           VALUE
       ------------------------------                                    ----------------   -------------------      --------------
       SHORT TERM INVESTMENTS 3.1%
       FOREIGN GOVERNMENT AND AGENCY SECURITIES
       (COST $25,884,094) 0.8%
   (u) Egypt Treasury Bills, 6/09/09 - 9/22/09 .......................         Egypt            141,875,000 EGP      $   24,685,500
                                                                                                                     --------------
       TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS
          (COST $3,312,894,990)                                                                                       3,077,658,190
                                                                                                                     --------------

                                                                              SHARES
                                                                         ----------------
       MONEY MARKET FUNDS (COST $73,334,951) 2.3%
   (v) Franklin Institutional Fiduciary Trust Money Market
          Portfolio, 0.04% ...........................................     United States         73,334,951              73,334,951
                                                                                                                     --------------
       TOTAL INVESTMENTS (COST $3,386,229,941) 98.6% .................                                                3,150,993,141
       NET UNREALIZED APPRECIATION (DEPRECIATION) ON FORWARD
          EXCHANGE CONTRACTS 0.7% ....................................                                                   21,604,489
       OTHER ASSETS, LESS LIABILITIES 0.7% ...........................                                                   23,509,650
                                                                                                                     --------------
       NET ASSETS 100.0% .............................................                                               $3,196,107,280
                                                                                                                     ==============

See abbreviations on page 58.

(a)  Non-income producing.

(b)  See Note 10 regarding restricted and illiquid securities.

(c)  Rounds to less than 0.1% of net assets.

(d) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2009, the aggregate value of these securities was $323,064,646, representing 10.11% of net assets.

(e)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(f)  The coupon rate shown represents the rate at period end.

(g)  See Note 1(f) regarding senior floating rate interests.

(h)  A portion or all of the security purchased on a delayed delivery basis. See
     Note 1(c).

(i)  Income may be received in additional securities and/or cash.

(j)  See Note 11 regarding unfunded loan commitments.

(k)  See Note 9 regarding defaulted securities.

(l)  Perpetual security with no stated maturity date.

(m)  See Note 12 regarding other considerations.

(n)  Principal amount of security is adjusted for inflation. See Note 1(h).

(o) A supranational organization is an entity formed by two or more central governments through international treaties.

(p) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(q) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2009, the aggregate value of these securities was $64,183,788, representing 2.01% of net assets.

(r)  Principal amount is stated in 100 Mexican Peso Units.

(s)  Principal amount is stated in 1000 Brazilian Real Units.

(t)  Redemption price at maturity is adjusted for inflation. See Note 1(h).

(u)  The security is traded on a discount basis with no stated coupon rate.

(v) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 39

Franklin Strategic Series

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2009

                                                                          FRANKLIN
                                                                          STRATEGIC
                                                                         INCOME FUND
                                                                       --------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..................................   $3,312,894,990
      Cost - Sweep Money Fund (Note 7) .............................       73,334,951
                                                                       --------------
      Total cost of investments ....................................   $3,386,229,941
                                                                       ==============
      Value - Unaffiliated issuers .................................   $3,077,658,190
      Value - Sweep Money Fund (Note 7) ............................       73,334,951
                                                                       --------------
      Total value of investments ...................................    3,150,993,141
   Cash ............................................................          226,040
   Foreign currency, at value (cost $3,447,310) ....................        3,449,580
   Receivables:
      Investment securities sold ...................................       45,758,276
      Capital shares sold ..........................................       14,168,928
      Dividends and interest .......................................       44,992,688
   Unrealized appreciation on forward exchange contracts (Note 8) ..       29,334,991
   Other assets ....................................................            5,064
                                                                       --------------
         Total assets ..............................................    3,288,928,708
                                                                       --------------
Liabilities:
   Payables:
      Investment securities purchased ..............................       75,979,330
      Capital shares redeemed ......................................        6,286,643
      Affiliates ...................................................        2,276,885
   Unrealized depreciation on forward exchange contracts (Note 8) ..        7,730,502
   Unrealized depreciation on unfunded loan commitments (Note 11) ..            3,597
   Accrued expenses and other liabilities ..........................          544,471
                                                                       --------------
         Total liabilities .........................................       92,821,428
                                                                       --------------
            Net assets, at value ...................................   $3,196,107,280
                                                                       ==============
Net assets consist of:
   Paid-in capital .................................................   $3,659,930,937
   Distributions in excess of net investment income ................      (11,458,487)
   Net unrealized appreciation (depreciation) ......................     (213,430,198)
   Accumulated net realized gain (loss) ............................     (238,934,972)
                                                                       --------------
            Net assets, at value ...................................   $3,196,107,280
                                                                       ==============

   The accompanying notes are an integral part of these financial statements.


                               40 | Annual Report

Franklin Strategic Series

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2009

                                                   FRANKLIN
                                                   STRATEGIC
                                                  INCOME FUND
                                                --------------
CLASS A:
   Net assets, at value .....................   $2,060,178,962
                                                --------------
   Shares outstanding .......................      233,260,459
                                                --------------
   Net asset value per share(a) .............   $         8.83
                                                --------------
   Maximum offering price per share
      (net asset value per share / 95.75%) ..   $         9.22
                                                --------------
CLASS B:
   Net assets, at value .....................   $   79,959,260
                                                --------------
   Shares outstanding .......................        9,012,771
                                                --------------
   Net asset value and maximum offering
      price per share(a) ....................   $         8.87
                                                --------------
CLASS C:
   Net assets, at value .....................   $  773,337,044
                                                --------------
   Shares outstanding .......................       87,581,641
                                                --------------
   Net asset value and maximum offering
      price per share(a) ....................   $         8.83
                                                --------------
CLASS R:
   Net assets, at value .....................   $  115,811,450
                                                --------------
   Shares outstanding .......................       13,146,051
                                                --------------
   Net asset value and maximum offering
      price per share .......................   $         8.81
                                                --------------
ADVISOR CLASS:
   Net assets, at value .....................   $  166,820,564
                                                --------------
   Shares outstanding .......................       18,872,368
                                                --------------
   Net asset value and maximum offering
      price per share .......................   $         8.84
                                                --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 41

Franklin Strategic Series

STATEMENT OF OPERATIONS
for the year ended April 30, 2009

                                                                        FRANKLIN
                                                                        STRATEGIC
                                                                       INCOME FUND
                                                                      -------------
Investment income:
   Dividends:
      Unaffiliated issuers ........................................   $   2,474,848
      Sweep Money Fund (Note 7) ...................................       1,079,752
   Interest .......................................................     195,112,518
                                                                      -------------
         Total investment income ..................................     198,667,118
                                                                      -------------
Expenses:
   Management fees (Note 3a) ......................................      13,559,353
   Distribution fees: (Note 3c)
      Class A .....................................................       4,944,346
      Class B .....................................................         584,130
      Class C .....................................................       4,678,977
      Class R .....................................................         534,987
   Transfer agent fees (Note 3e) ..................................       4,602,919
   Custodian fees (Note 4) ........................................         514,552
   Reports to shareholders ........................................         314,026
   Registration and filing fees ...................................         172,615
   Professional fees ..............................................         116,498
   Trustees' fees and expenses ....................................          63,434
   Other ..........................................................         143,467
                                                                      -------------
         Total expenses ...........................................      30,229,304
         Expense reductions (Note 4) ..............................         (23,430)
                                                                      -------------
            Net expenses ..........................................      30,205,874
                                                                      -------------
               Net investment income ..............................     168,461,244
                                                                      -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .................................................    (213,853,495)
      Foreign currency transactions ...............................      43,831,125
                                                                      -------------
               Net realized gain (loss) ...........................    (170,022,370)
                                                                      -------------
   Net change in unrealized appreciation (depreciation) on:
      Investments .................................................    (239,237,004)
      Translation of other assets and liabilities denominated
         in foreign currencies ....................................      20,051,122
                                                                      -------------
               Net change in unrealized appreciation
                  (depreciation) ..................................   (219,185,882)
                                                                      -------------
Net realized and unrealized gain (loss) ...........................    (389,208,252)
                                                                      -------------
Net increase (decrease) in net assets resulting from operations ...   $(220,747,008)
                                                                      =============

 The accompanying notes are an integral part of these financial statements.


                               42 | Annual Report

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   FRANKLIN STRATEGIC INCOME FUND
                                                                         YEAR ENDED APRIL 30,
                                                                  -------------------------------
                                                                       2009             2008
                                                                  --------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...................................   $  168,461,244   $  142,246,377
      Net realized gain (loss) from investments and
         foreign currency transactions ........................     (170,022,370)      45,899,679
      Net change in unrealized appreciation (depreciation)
         on investments and translation of other assets
         and liabilities denominated in foreign currencies ....     (219,185,882)     (56,027,125)
                                                                  --------------   --------------
         Net increase (decrease) in net assets resulting from
            operations ........................................     (220,747,008)     132,118,931
                                                                  --------------   --------------
   Distributions to shareholders from net investment income and net foreign currency gains:
      Class A .................................................     (164,958,880)    (121,244,242)
      Class B .................................................       (7,067,919)      (6,404,920)
      Class C .................................................      (57,173,330)     (35,256,134)
      Class R .................................................       (8,712,653)      (5,569,720)
      Advisor Class ...........................................      (10,950,834)      (6,366,080)
                                                                  --------------   --------------
   Total distributions to shareholders ........................     (248,863,616)    (174,841,096)
                                                                  --------------   --------------
   Capital share transactions: (Note 2)
      Class A .................................................      247,701,680      632,530,329
      Class B .................................................      (10,236,429)       3,048,823
      Class C .................................................      151,132,374      304,040,457
      Class R .................................................       23,995,492       43,785,438
      Advisor Class ...........................................       71,110,577       46,009,389
                                                                  --------------   --------------
   Total capital share transactions ...........................      483,703,694    1,029,414,436
                                                                  --------------   --------------
   Redemption fees ............................................            9,563           32,113
                                                                  --------------   --------------
         Net increase (decrease) in net assets ................       14,102,633      986,724,384
Net assets:
   Beginning of year ..........................................    3,182,004,647    2,195,280,263
                                                                  --------------   --------------
   End of year ................................................   $3,196,107,280   $3,182,004,647
                                                                  ==============   ==============
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
   End of year ................................................   $  (11,458,487)  $   11,698,413
                                                                  ==============   ==============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 43

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of eight separate funds. The Franklin Strategic Income Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, municipal securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.


                               44 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                               Annual Report | 45

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITIES PURCHASED ON A DELAYED DELIVERY AND TBA BASIS

The Fund may purchase securities on a delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized appreciation or depreciation on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. MORTGAGE DOLLAR ROLLS

The Fund may enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.


                               46 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

G. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of April 30, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.


                               Annual Report | 47

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                               48 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                         YEAR ENDED APRIL 30,
                                      ---------------------------------------------------------
                                                  2009                          2008
                                      ---------------------------   ---------------------------
                                         SHARES         AMOUNT         SHARES        AMOUNT
                                      -----------   -------------   -----------   -------------
CLASS A SHARES:
   Shares sold ....................    89,966,491   $ 809,736,545    91,217,409   $ 936,036,841
   Shares issued in reinvestment of
      distributions ...............    14,281,669     124,892,924     8,915,352      91,352,929
   Shares redeemed ................   (77,662,451)   (686,927,789)  (38,572,698)   (394,859,441)
                                      ===========   =============   ===========   =============
   Net increase (decrease) ........    26,585,709   $ 247,701,680    61,560,063   $ 632,530,329
                                      ===========   =============   ===========   =============
CLASS B SHARES:
   Shares sold ....................     3,223,884   $  29,661,456     2,874,628   $  29,428,423
   Shares issued in reinvestment of
      distributions ...............       540,736       4,759,007       408,776       4,208,385
   Shares redeemed ................    (4,987,063)    (44,656,892)   (2,980,058)    (30,587,985)
                                      -----------   -------------   -----------   -------------
   Net increase (decrease) ........    (1,222,443)  $ (10,236,429)      303,346   $   3,048,823
                                      ===========   =============   ===========   =============
CLASS C SHARES:
   Shares sold ....................    38,790,729   $ 351,484,801    37,244,007   $ 381,547,354
   Shares issued in reinvestment of
      distributions ...............     4,622,193      40,270,851     2,345,925      24,029,491
   Shares redeemed ................   (27,181,977)   (240,623,278)   (9,929,608)   (101,536,388)
                                      -----------   -------------   -----------   -------------
   Net increase (decrease) ........    16,230,945   $ 151,132,374    29,660,324   $ 304,040,457
                                      ===========   =============   ===========   =============
CLASS R SHARES:
   Shares sold ....................     5,861,272   $  52,624,182     6,278,677   $  64,256,553
   Shares issued in reinvestment of
      distributions ...............       927,934       8,059,242       505,060       5,161,628
   Shares redeemed ................    (4,178,690)    (36,687,932)   (2,511,917)    (25,632,743)
                                      -----------   -------------   -----------   -------------
   Net increase (decrease) ........     2,610,516   $  23,995,492     4,271,820   $  43,785,438
                                      ===========   =============   ===========   =============
ADVISOR CLASS SHARES:
   Shares sold ....................    10,210,308   $  89,961,976     5,446,481   $  56,078,457
   Shares issued in reinvestment of
      distributions ...............     1,093,583       9,458,220       515,703       5,286,545
   Shares redeemed ................    (3,258,282)    (28,309,619)   (1,497,484)    (15,355,613)
                                      -----------   -------------   -----------   -------------
   Net increase (decrease) ........     8,045,609   $  71,110,577     4,464,700   $  46,009,389
                                      ===========   =============   ===========   =============


                               Annual Report | 49

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                        NET ASSETS
-------------------   ---------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $7.5 billion
       0.440%         Over $7.5 billion, up to and including $10 billion
       0.430%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         Over $15 billion, up to and including $17.5 billion
       0.380%         Over $17.5 billion, up to and including $20 billion
       0.360%         Over $20 billion, up to and including $35 billion
       0.355%         Over $35 billion, up to and including $50 billion
       0.350%         In excess of $50 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.


                               50 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...   0.25%
Class B ...   0.65%
Class C ...   0.65%
Class R ...   0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers .................................................   $1,086,109
Contingent deferred sales charges retained ........................   $  449,538

E. TRANSFER AGENT FEES

For the year ended April 30, 2009, the Fund paid transfer agent fees of $4,602,919, of which $2,756,005 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended April 30, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2009, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:

2011 ...   $ 10,885,854
2017 ...    104,722,915
           ------------
           $115,608,769
           ============


                               Annual Report | 51

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

5. INCOME TAXES (CONTINUED)

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At April 30, 2009, the Fund deferred realized capital losses of $121,826,010.

The tax character of distributions paid during the years ended April 30, 2009 and 2008, was as follows:

                              2009           2008
                          ------------   ------------
Distributions paid from
   ordinary income ....   $248,863,616   $174,841,096

At April 30, 2009, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ........................................   $3,394,816,588
                                                               ==============
Unrealized appreciation ....................................   $   85,188,969
Unrealized depreciation ....................................     (329,012,416)
                                                               --------------
Net unrealized appreciation (depreciation) .................   $ (243,823,447)
                                                               ==============
Distributable earnings - undistributed ordinary income .....   $   12,449,226
                                                               ==============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar rolls, paydown losses, payments-in-kind, bond discounts and premiums, and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, paydown losses, bond discounts and premiums, and inflation related adjustments on foreign securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2009, aggregated $1,861,419,355 and $1,413,974,314, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                               52 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

8. FORWARD EXCHANGE CONTRACTS

At April 30, 2009, the Fund had the following forward exchange contracts outstanding:

                                            CONTRACT        SETTLEMENT    UNREALIZED     UNREALIZED
                                           AMOUNT(a)           DATE      APPRECIATION   DEPRECIATION
                                         -------------      ----------   ------------   ------------
CONTRACTS TO BUY
    88,338,174   Indian Rupee ........      22,688,628 MXN    5/15/09     $  134,362    $        --
     9,550,000   Euro ................      13,847,978        5/29/09             --     (1,221,875)
     8,600,000   Euro ................      11,090,130        5/29/09        279,974             --
   187,895,953   Russian Ruble .......      85,260,441 MXN    7/01/09             --       (542,752)
     5,000,000   U.S. Dollar .........       3,251,356 EUR    7/10/09        702,252             --
    98,105,572   Russian Ruble .......       5,846,578 NZD    8/12/09             --       (414,129)
    97,208,161   Russian Ruble .......       5,808,327 NZD    8/14/09             --       (420,307)
    48,366,965   Russian Ruble .......       2,908,311 NZD    9/15/09             --       (230,467)
    20,000,000   U.S. Dollar .........      14,359,254 EUR    9/17/09      1,022,537             --
   102,616,000   Chinese Yuan ........      14,958,601        9/23/09        181,341             --
    85,937,019   Russian Ruble .......       4,088,221 AUD    9/24/09             --       (461,310)
   132,105,686   Russian Ruble .......       6,349,870 AUD    9/28/09             --       (759,812)
32,917,966,021   Vietnamese Dong .....       2,673,084 AUD   10/07/09             --       (117,758)
    10,867,913   Chinese Yuan ........       2,348,144 AUD   10/13/09             --        (83,886)
    11,141,998   Chinese Yuan ........       2,365,951 AUD   10/19/09             --        (55,177)
    19,992,188   Chinese Yuan ........       2,890,297       10/23/09         63,704             --
    33,924,068   Chinese Yuan ........       4,878,259       10/26/09        135,026             --
    20,270,115   Chinese Yuan ........       2,893,664       10/27/09        101,994             --
    59,919,000   Indian Rupee ........       1,157,989        4/09/10         20,629             --
   128,487,000   Indian Rupee ........       2,481,402        4/12/10         45,597             --
    86,303,000   Indian Rupee ........       1,654,265        4/13/10         43,005             --
    84,715,000   Indian Rupee ........       1,654,267        4/15/10         11,613             --
    72,103,000   Indian Rupee ........       1,410,043        4/19/10          7,555             --
    60,176,000   Indian Rupee ........       1,161,219        4/26/10         21,488             --
   937,202,000   Chilean Peso ........       1,601,644        4/27/10             --           (789)
   940,566,000   Chilean Peso ........       1,601,645        4/27/10          4,956             --
     8,585,000   Indian Rupee ........         165,894        4/27/10          2,829             --
 1,699,825,000   Chilean Peso ........       2,882,960        4/28/10         20,453             --
    42,592,000   Indian Rupee ........         829,445        4/28/10          7,583             --
    42,633,000   Indian Rupee ........         829,436        4/30/10          8,318             --
CONTRACTS TO SELL
    24,100,000   Euro ................      37,073,512        5/29/09      5,210,778             --
31,565,500,000   Indonesian Rupiah ...       2,875,725        5/29/09             --        (86,758)
    12,522,000   Mexican Peso ........         897,956        5/29/09             --         (4,428)
     5,745,983   New Zealand Dollar ..       3,198,606        5/29/09             --        (43,291)
    95,141,931   Mexican Peso ........   4,303,650,105 CLP    6/12/09        550,623             --
    13,542,000   Euro ................      20,710,912        6/15/09      2,808,533             --


                               Annual Report | 53

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                             CONTRACT         SETTLEMENT    UNREALIZED     UNREALIZED
                                            AMOUNT(a)            DATE      APPRECIATION   DEPRECIATION
                                         ---------------      ----------   ------------   ------------
CONTRACTS TO SELL (CONTINUED)
    12,642,000   Mexican Peso ........           897,939        7/31/09     $        --   $    (4,119)
     3,664,583   New Zealand Dollar ..         2,035,477        7/31/09              --       (25,118)
     2,601,679   New Zealand Dollar ..         1,453,912        8/03/09              --        (8,778)
     1,018,449   New Zealand Dollar ..           581,565        8/03/09           8,983            --
    11,270,000   Brazilian Real ......         4,997,561        8/04/09              --       (36,034)
     4,640,756   New Zealand Dollar ..         2,612,574        8/04/09              --       (21,414)
    30,299,970   New Zealand Dollar ..   204,079,388,412 IDR    8/04/09       1,806,963            --
     5,487,492   New Zealand Dollar ..    66,500,169,499 VND    8/14/09         590,476            --
    35,638,464   Mexican Peso ........        85,218,696 RUB    9/17/09              --       (57,414)
     7,289,000   Euro ................         9,902,107        1/12/10         269,661            --
    45,187,500   Singapore Dollar ....        30,000,000        2/17/10              --      (533,202)
     3,797,000   Singapore Dollar ....         2,499,918        3/23/10              --       (65,853)
Unrealized appreciation (depreciation)
   on offsetting forward exchange
   contracts .........................                                       15,273,758    (2,535,831)
                                                                            -----------   -----------
Unrealized appreciation (depreciation)
   on forward exchange contracts .....                                       29,334,991    (7,730,502)
                                                                            -----------   -----------
   Net unrealized appreciation
      (depreciation) on forward
      exchange contracts .............                                      $21,604,489
                                                                            ===========

(a)  In U.S. dollars unless otherwise indicated.

See Abbreviations on page 58.

9. CREDIT RISK AND DEFAULTED SECURITIES

At April 30, 2009, the Fund had 37.29% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At April 30, 2009, the aggregate value of these securities was $24,250,950, representing 0.76% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of


                               54 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

10. RESTRICTED SECURITIES (CONTINUED)

these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At April 30, 2009, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust's Board of Trustees as reflecting fair value, as follows:

                                                               ACQUISITION
 SHARES   ISSUER                                                   DATE        COST    VALUE
 ------   --------------------------------------------------   -----------   -------   -----
516,372   Cambridge Industries Liquidating Trust Interest ..      1/09/02    $    --    $--
 64,666   VS Holdings Inc. .................................     12/06/01     64,666     --
                                                                                        ---
          TOTAL RESTRICTED SECURITIES(0.0% of Net Assets) ..                            $--
                                                                                        ===

11. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At April 30, 2009, unfunded commitments were as follows:

                                                  UNFUNDED
BORROWER                                        COMMITMENTS
--------                                        -----------
Bausch & Lomb Inc., Delayed Draw Term Loan ..     $304,334
                                                  --------

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.

12. OTHER CONSIDERATIONS

From time to time officers, directors or employees of the Fund's Investment Manager may be provided material, non-public information relating to a company which, pursuant to the Fund's policies and requirements of applicable securities laws, could prevent the Fund from trading in the securities of such company for limited or extended periods of time.


                               Annual Report | 55

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

13. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $1,885 of its pro rata portion of the Global Credit Facility, which is reflected in Other expenses on the Statement of Operations. During the year ended April 30, 2009, the Fund did not utilize the Global Credit Facility.

14. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on May 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.


                               56 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

14. FAIR VALUE MEASUREMENTS (CONTINUED)

The following is a summary of the inputs used as of April 30, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                                      LEVEL 1         LEVEL 2      LEVEL 3       TOTAL
                                    -----------   --------------   -------   --------------
ASSETS:
   Investments in Securities        $84,401,849   $3,066,591,292     $--     $3,150,993,141
   Other Financial Instruments(a)            --       29,334,991      --         29,334,991
LIABILITIES:
   Other Financial Instruments(a)            --        7,734,099      --          7,734,099

(a) Other financial instruments include net unrealized appreciation or depreciation on forward exchange contracts and unfunded loan commitments.

At April 30, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

                                                                 INVESTMENTS
                                                                IN SECURITIES
                                                                -------------
Beginning Balance - May 1, 2008 .............................      $ 3,873
   Net realized gain (loss) .................................           --
   Net change in unrealized appreciation (depreciation) .....       (3,873)
   Net purchases (sales) ....................................           --
   Transfers in and/or out of Level 3 .......................           --
                                                                   -------
Ending Balance ..............................................      $    --
                                                                   =======
Net change in unrealized appreciation (depreciation)
   attributable to assets still held at end of year .........      $(3,873)
                                                                   =======

15. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund believes applying the various provisions of SFAS 161 will not have a material impact on its financial statements.


                               Annual Report | 57

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

15. NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In April 2009, FASB issued FASB Staff Position FSP FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP FAS 157-4), which provides additional guidance when the volume and level of activity for the asset or liability measured at fair value have significantly decreased. Additionally, FSP FAS 157-4 amends SFAS 157, expanding disclosure requirements by reporting entities surrounding the major categories of assets and liabilities carried at fair value. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. The Fund is currently evaluating the impact, if any, of applying FSP FAS 157-4.

In May 2009, FASB issued Statement No. 165, "Subsequent Events", which is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before the statements are issued or are available to be issued. FASB 165 is effective for interim or annual financial periods ending after June 15, 2009, the adoption of FASB 165 will not have a material impact on the financial statements.

ABBREVIATIONS

CURRENCY

AUD - Australian Dollar
BRL - Brazilian Real
CHF - Swiss Franc
CLP - Chilean Peso
EGP - Egyptian Pound
EUR - Euro
IDR - Indonesian Rupiah
KRW - South Korean Won
MXN - Mexican Peso
MYR - Malaysian Ringgit
NZD - New Zealand Dollar
PLN - Polish Zloty
RUB - Russian Ruble
SEK - Swedish Krona
VND - Vietnamese Dong

SELECTED PORTFOLIO

AMBAC - American Municipal Bond Assurance Corp.
BHAC  - Berkshire Hathaway Assurance Corp.
FHLMC - Federal Home Loan Mortgage Corp.
FNMA  - Federal National Mortgage Association
FRN   - Floating Rate Note
FSA   - Financial Security Assurance Inc.
GNMA  - Government National Mortgage Association
GO    - General Obligation
ISD   - Independent School District
L/C   - Letter of Credit
MBIA  - Municipal Bond Investors Assurance Corp.
MTA   - Metropolitan Transit Authority
PIK   - Payment-In-Kind
SF    - Single Family
USD   - Unified/Union School District


                               58 | Annual Report

Franklin Strategic Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FRANKLIN STRATEGIC INCOME FUND

TO THE BOARD OF TRUSTEES OF FRANKLIN STRATEGIC SERIES AND SHAREHOLDERS OF THE FRANKLIN STRATEGIC INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Strategic Income Fund (one of the funds constituting the Franklin Strategic Series, hereafter referred to as the "Fund") at April 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 19, 2009


                               Annual Report | 59

Franklin Strategic Series

TAX DESIGNATION (UNAUDITED)

FRANKLIN STRATEGIC INCOME FUND

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $1,564,361 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2009. Distributions, including qualified dividend income, paid during calendar year 2009 will be reported to shareholders on Form 1099-DIV in January 2010. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.


                               60 | Annual Report

Franklin Strategic Series

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                         FUND COMPLEX
NAME, YEAR OF BIRTH                                     LENGTH OF         OVERSEEN BY
AND ADDRESS                           POSITION         TIME SERVED       BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------               ----------------   ----------------   --------------   -------------------------------------------
HARRIS J. ASHTON (1932)           Trustee            Since 1991         135              Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928)          Trustee            Since 2007         112              None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and President, Board of Administration, California Public Employees Retirement
Systems (CALPERS) (1971-2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)                   Trustee            Since 2007         112              Chevron Corporation (global energy company)
One Franklin Parkway                                                                     and ICO Global Communications (Holdings)
San Mateo, CA 94403-1906                                                                 Limited (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)           Trustee            Since 1998         135              Hess Corporation (exploration and refining
One Franklin Parkway                                                                     of oil and gas), H.J. Heinz Company
San Mateo, CA 94403-1906                                                                 (processed foods and allied products), RTI
                                                                                         International Metals, Inc. (manufacture and
                                                                                         distribution of titanium), Canadian
                                                                                         National Railway (railroad) and White
                                                                                         Mountains Insurance Group, Ltd. (holding
                                                                                         company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).


                               Annual Report | 61

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                         FUND COMPLEX
NAME, YEAR OF BIRTH                                      LENGTH OF        OVERSEEN BY
AND ADDRESS                           POSITION          TIME SERVED      BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------               ----------------   ----------------   --------------   -------------------------------------------
FRANK W.T. LAHAYE (1929)          Trustee            Since 1991         112              Center for Creative Land Recycling
One Franklin Parkway                                                                     (brownfield redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)             Trustee            Since 2007         135              Hess Corporation (exploration and refining
One Franklin Parkway                                                                     of oil and gas) and Sentient Jet (private
San Mateo, CA 94403-1906                                                                 jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)          Trustee            Since 2007         143              None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)             Lead               Trustee since      112              None
One Franklin Parkway              Independent        2006 and Lead
San Mateo, CA 94403-1906          Trustee            Independent
                                                     Trustee since
                                                     2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                         FUND COMPLEX
NAME, YEAR OF BIRTH                                      LENGTH OF        OVERSEEN BY
AND ADDRESS                           POSITION          TIME SERVED      BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------               ----------------   ----------------   --------------   -------------------------------------------
**CHARLES B. JOHNSON (1933)       Trustee and        Trustee since      135              None
One Franklin Parkway              Chairman of        1991 and
San Mateo, CA 94403-1906          the Board          Chairman of
                                                     the Board
                                                     since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.


                               62 | Annual Report

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                         FUND COMPLEX
NAME, YEAR OF BIRTH                                      LENGTH OF        OVERSEEN BY
AND ADDRESS                           POSITION          TIME SERVED      BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------               ----------------   ----------------   --------------   -------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)   Trustee,           Trustee since      52               None
One Franklin Parkway              President and      1991 and
San Mateo, CA 94403-1906          Chief              President and
                                  Executive          Chief Executive
                                  Officer -          Officer -
                                  Investment         Investment
                                  Management         Management
                                                     since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.

JAMES M. DAVIS (1952)             Chief              Chief Compliance   Not Applicable   Not Applicable
One Franklin Parkway              Compliance         Officer since
San Mateo, CA 94403-1906          Officer and        2004 and Vice
                                  Vice President     President - AML
                                  - AML              Compliance since
                                  Compliance         2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)         Chief              Since March 2009   Not Applicable   Not Applicable
One Franklin Parkway              Executive
San Mateo, CA 94403-1906          Officer -
                                  Finance and
                                  Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

GASTON GARDEY (1967)              Treasurer,         Since March 2009   Not Applicable   Not Applicable
One Franklin Parkway              Chief Financial
San Mateo, CA 94403-1906          Officer and
                                  Chief
                                  Accounting
                                  Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Fund Accounting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton
Investments.

EDWARD L. GEARY (1962)            Vice President     Since March 2009   Not Applicable   Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; director of some of the other subsidiaries of Franklin Resources, Inc.; and
officer of 46 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 63

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                         FUND COMPLEX
NAME, YEAR OF BIRTH                                      LENGTH OF        OVERSEEN BY
AND ADDRESS                           POSITION          TIME SERVED      BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------               ----------------   ----------------   --------------   -------------------------------------------
ALIYA S. GORDON (1973)            Vice President     Since March 2009   Not Applicable   Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

DAVID P. GOSS (1947)              Vice President     Since 2000         Not Applicable   Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

EDWARD B. JAMIESON (1948)         Vice President     Since 2000         Not Applicable   Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton
Institutional, LLC; officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments.

CHRISTOPHER J. MOLUMPHY (1962)    Vice President     Since 2000         Not Applicable   Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Executive Vice President, Franklin Advisers, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of six of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)          Vice President     Since 2006         Not Applicable   Not Applicable
One Franklin Parkway              and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.


                               64 | Annual Report

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                         FUND COMPLEX
NAME, YEAR OF BIRTH                                      LENGTH OF        OVERSEEN BY
AND ADDRESS                           POSITION          TIME SERVED      BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------               ----------------   ----------------   --------------   -------------------------------------------
CRAIG S. TYLE (1960)              Vice President     Since 2005         Not Applicable   Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2007. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 65

Franklin Strategic Series

SHAREHOLDER INFORMATION

FRANKLIN STRATEGIC INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held April 14, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Franklin Strategic Income Fund, one of the separate funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically


                               66 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by many of the funds as part of their cash management. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the Board


                               Annual Report | 67

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Fund.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ended January 31, 2009, and previous periods ended that date of up to 10 years. The following summarizes the performance results for the Fund and the Board's view of such performance.

The performance universe for the Fund consisted of the Fund and all retail and institutional multisector income funds as selected by Lipper. The Lipper report comparison showed that for the one-year period the Fund's income return was in the highest quintile of such performance universe, and that on an annualized basis the Fund's income return was in the highest or second-highest quintile of such universe during each of the previous three-, five- and 10-year periods. The Board was satisfied with such income performance. Consistent with the market sell-off that occurred during the past year, the Fund and most of the funds in the Lipper performance universe experienced losses during such period. On a comparative basis, however, the Lipper report further showed the Fund's total return to be in the second-highest quintile of the performance universe for the one-year period and during the previous three-, five- and 10-year periods on an annualized basis to be in the highest quintile of such performance universe. The Board noted such favorable comparative performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee,


                               68 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the contractual investment management fee rates and actual total expense rates for Franklin Strategic Income Fund were in the least expensive quintile of its Lipper expense group. The Board was satisfied with the contractual management fees and total expenses of the Fund in comparison to its expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2008, being the most recent fiscal year end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold


                               Annual Report | 69

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board noted that economies of scale were shared with the Fund and its shareholders through management fee breakpoints so that as the Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement for the Fund contains breakpoints that continued to asset levels that exceeded its asset size at December 31, 2008. In view of such fee structure and the favorable expense comparisons of the Fund within its expense group, the Board believed that to the extent economies of scale may be realized by the manager of the Fund and its affiliates, that there was a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               70 | Annual Report

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

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO) One Franklin Parkway
                                         San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN STRATEGIC INCOME FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

194 A2009 06/09



ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $292,534 for the fiscal year ended April 30, 2009 and $325,694 for the fiscal year ended April 30, 2008.

(b) Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $6,000 for the fiscal year ended April 30, 2009 and $0 for the fiscal year ended April 30, 2008. The services for which these fees were paid included tax compliance and advice.

(d) All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $10,704 for the fiscal year ended April 30, 2009 and $0 for the fiscal year ended April 30, 2008. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $273,373 for the fiscal year ended April 30, 2009 and $0 for the fiscal year ended April 30, 2008. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $290,077 for the fiscal year ended April 30, 2009 and $0 for the fiscal year ended April 30, 2008.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A


ITEM 6. SCHEDULE OF INVESTMENTS. N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS.

There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN STRATEGIC SERIES

By /s/Laura F. Fergerson
   ------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  June 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Laura F. Fergerson
   ------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  June 25, 2009


By /s/Gaston Gardey
   ---------------------
      Gaston Gardey
      Chief Financial Officer and Chief Accounting Officer
Date  June 25, 2009